UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21991

Fidelity Rutland Square Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Christina H. Lee, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2020

Item 1.

Reports to Stockholders

Strategic Advisers® Emerging Markets Fund

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Annual Report

February 29, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following the end of this reporting period, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Emerging Markets Fund	1.80%	3.05%	1.94%

 A From September 30, 2010

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund on September 30, 2010, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$11,980	Strategic Advisers® Emerging Markets Fund
$11,755	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -0.51% for the 12 months ending February 29, 2020, as the negative impact of the new coronavirus in early 2020 reversed a strong uptrend. For the first 10 months of the past year, international stocks gained ground as they benefited from accommodative monetary policies from central banks around the world, favorable economic growth and de-escalation of the U.S.–China trade conflict. However, in January, the outbreak and spread of the novel coronavirus in China became a growing concern for many investors, threatening global economic growth and corporate earnings. The index had a return of -2.68% for the month. The outbreak escalated globally in February, when the index returned -7.90% amid a surge of cases outside China and causing investors to generally favor safer asset classes. For the full 12 months, the energy (-17%) sector was hit hardest, as concerns about global growth and lack of demand for crude oil and natural gas pressured stocks. Materials (-8%) fared poorly, followed by financials (-5%). Conversely, the defensive health care (+10%) and utilities (+7%) sectors held up well, while information technology (+17%) led the way. Regionally, the U.K. (-7%) suffered from uncertainty tied to Brexit for most of the period, though Parliament approved a deal in January. Asia Pacific ex Japan (-3%) and emerging markets (-2%) lagged, whereas Europe ex U.K. (+3%), Canada (+2%) and Japan (+1) slightly outperformed.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year, the Fund gained 1.80%, handily outpacing the -1.86% return the benchmark MSCI Emerging Markets Index. During a period in which growth stocks and strategies outperformed their value-oriented counterparts, growth-oriented underlying managers emphasizing momentum and/or company quality delivered the best results. Fidelity® Emerging Markets Fund (+12%) outpaced the MSCI EM Index by an outsized margin and was the portfolio’s top relative contributor. Its strategy of combining a GARP (growth at a reasonable price) and earnings momentum focus led to broadly positive stock selection the past 12 months. The Select Emerging Markets strategy managed by sub-adviser FIAM® (+4%) – a risk-managed GARP approach – also added considerable value. On the downside, Fidelity® SAI® Emerging Markets Low Volatility Index Fund (-7%) was the primary relative detractor. Adverse security selection among consumer discretionary and information technology stocks, along with an underweighted allocation in China, resulted in a disappointing outcome for this new portfolio addition. During the period, we added three new sub-advised strategies, one from FIAM (Concentrated Emerging Markets) and two from FIL (Global Emerging Markets and Greater China). Given my efforts to reduce sources of portfolio volatility during the past two years, I believe the Fund is well positioned for bouts of market turbulence.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2020

(excluding cash equivalents)	% of fund's net assets
Fidelity Emerging Markets Fund	8.3
Fidelity SAI Emerging Markets Low Volatility Index Fund	4.8
Alibaba Group Holding Ltd. sponsored ADR	3.7
iShares MSCI China ETF	3.7
Tencent Holdings Ltd.	3.6
Samsung Electronics Co. Ltd.	3.5
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	3.3
Taiwan Semiconductor Manufacturing Co. Ltd.	3.3
Invesco Oppenheimer Developing Markets Fund Class R6	2.6
Aberdeen Emerging Markets Fund Institutional Service Class	2.3
39.1

Top Five Market Sectors as of February 29, 2020

(stocks only)	% of fund's net assets
Financials	16.6
Information Technology	12.4
Consumer Discretionary	10.5
Communication Services	7.4
Consumer Staples	5.0

Geographic Diversification (% of fund's net assets)

As of February 29, 2020
United States of America*	36.9%
Cayman Islands	13.0%
China	8.2%
Korea (South)	8.0%
Taiwan	6.4%
India	5.2%
Brazil	5.1%
Russia	3.0%
Hong Kong	2.5%
Other	11.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of February 29, 2020
Common Stocks	61.5%
Preferred Stocks	2.1%
Diversifed Emerging Markets Funds	27.4%
Other	3.9%
Short-Term Investments and Net Other Assets (Liabilities)	5.1%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 61.5%
	Shares	Value
COMMUNICATION SERVICES - 7.3%
Diversified Telecommunication Services - 0.5%
China Telecom Corp. Ltd. (H Shares)	13,872,000	$5,214,235
China Tower Corp. Ltd. (H Shares) (a)	11,608,000	2,814,512
China Unicom Ltd.	3,906,000	3,138,734
Emirates Telecommunications Corp.	35,503	152,728
HKBN Ltd.	473,500	847,987
KT Corp.	54,291	1,081,603
LG Telecom Ltd.	400,125	4,398,223
Magyar Telekom PLC	28,408	36,911
Ooredoo Qsc (b)	62,110	107,871
PT Telekomunikasi Indonesia Tbk Series B	11,122,900	2,712,040
Saudi Telecom Co.	80,146	1,764,643
Telkom SA Ltd.	405,832	690,387
Turk Telekomunikasyon A/S (b)	1,007,763	1,217,904
		24,177,778
Entertainment - 0.8%
Beijing Kunlun Tech Co. Ltd. (A Shares) (b)	160,100	534,663
Bilibili, Inc. ADR (b)(c)	34,498	885,909
CD Projekt RED SA	59,735	4,286,035
Gravity Co. Ltd. ADR (b)	498	13,695
HUYA, Inc. ADR (b)	75,700	1,499,617
International Games Systems Co. Ltd.	221,000	4,357,577
iQIYI, Inc. ADR (b)	113,600	2,548,048
NetEase, Inc. ADR	59,601	18,995,435
Nexon Co. Ltd.	157,000	2,499,249
NHN Entertainment Corp. (b)	2,843	165,013
Tencent Music Entertainment Group ADR (b)	130,100	1,578,113
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd. (A Shares)	393,380	1,905,026
		39,268,380
Interactive Media & Services - 4.9%
58.com, Inc. ADR (b)	30,362	1,675,072
Autohome, Inc. ADR Class A	100,783	7,827,816
Baidu.com, Inc. sponsored ADR (b)	122,721	14,724,066
Kakao Corp.	19,564	2,802,165
Mail.Ru Group Ltd. GDR (Reg. S) (b)	311,905	6,099,321
Momo, Inc. ADR	130,100	3,658,412
NAVER Corp.	52,858	7,658,921
Tencent Holdings Ltd.	3,387,489	171,761,639
Weibo Corp. sponsored ADR (b)	11,389	479,932
Yandex NV Series A (b)(c)	477,740	19,401,021
		236,088,365
Media - 0.0%
BlueFocus Intelligent Communications Group Co. Ltd. (A Shares)	261,600	277,989
Cheil Worldwide, Inc.	21,770	350,790
Hyundai HCN	146,658	394,472
INNOCEAN Worldwide, Inc.	3,518	198,332
		1,221,583
Wireless Telecommunication Services - 1.1%
America Movil S.A.B. de CV Series L sponsored ADR	159,370	2,530,796
Bharti Airtel Ltd. (b)	1,139,936	8,226,699
China Mobile Ltd.	2,312,000	18,400,317
China Mobile Ltd. sponsored ADR	51,644	2,056,464
China United Network Communications Ltd. (A Shares)	9,161,354	7,180,289
Etihad Etisalat Co. (b)	96,454	589,805
Globe Telecom, Inc.	1,795	62,577
Mobile Telecommunications Co. Saudi Arabia (b)	1,131,224	3,051,576
Mobile TeleSystems OJSC sponsored ADR	437,376	4,242,547
SK Telecom Co. Ltd.	12,259	2,170,719
SK Telecom Co. Ltd. sponsored ADR	19,876	381,818
Turkcell Iletisim Hizmet A/S	584,447	1,298,198
VEON Ltd. sponsored ADR	277,792	550,028
		50,741,833

TOTAL COMMUNICATION SERVICES		351,497,939

CONSUMER DISCRETIONARY - 10.5%
Auto Components - 0.4%
Fuyao Glass Industries Group Co. Ltd. (A Shares)	3,352,633	11,109,992
Huayu Automotive Systems Co. Ltd. (A Shares)	584,831	2,354,564
Hyundai Mobis	4,983	871,401
Motherson Sumi Systems Ltd. (b)	1,258,401	1,798,112
Sailun Group Co. Ltd. A Shares	642,920	417,460
Tianneng Power International Ltd.	1,275,826	944,389
Yoo Sung Enterprise	12,785	25,179
		17,521,097
Automobiles - 0.8%
Bajaj Auto Ltd.	225,034	8,965,498
Dongfeng Motor Group Co. Ltd. (H Shares)	1,804,000	1,425,611
Guangzhou Automobile Group Co. Ltd. (H Shares)	1,786,000	1,991,064
Hero Motocorp Ltd.	241,697	6,836,348
Hyundai Motor Co.	18,247	1,747,419
Kia Motors Corp.	308,616	9,316,098
Mahindra & Mahindra Ltd.	113,890	717,592
Maruti Suzuki India Ltd.	22,078	1,912,327
PT Astra International Tbk	10,474,100	4,033,414
		36,945,371
Diversified Consumer Services - 0.5%
Estacio Participacoes SA	738,009	8,563,538
New Oriental Education & Technology Group, Inc. sponsored ADR (b)	93,574	11,967,179
TAL Education Group ADR (b)	82,174	4,469,444
Visang Education, Inc.	8,025	57,471
		25,057,632
Hotels, Restaurants & Leisure - 0.5%
Huazhu Group Ltd. ADR	7,837	264,499
Jubilant Foodworks Ltd.	101,321	2,453,932
Sands China Ltd.	2,547,922	11,848,900
Yum China Holdings, Inc.	221,698	9,708,155
		24,275,486
Household Durables - 1.4%
Cyrela Brazil Realty SA	55,900	372,883
Direcional Engenharia SA	11,200	37,593
Even Construtora e Incorporadora SA (b)	28,253	90,599
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	437,800	3,706,800
Haier Electronics Group Co. Ltd.	2,030,349	5,808,439
Haier Smart Home Co. Ltd. (A Shares)	1,606,322	3,910,154
LG Electronics, Inc.	165,448	8,321,586
Midea Group Co. Ltd. (A Shares)	4,546,790	34,497,845
MRV Engenharia e Participacoes SA	218,981	954,391
Whirlpool of India Ltd.	1,156	34,726
Zhejiang Supor Cookware Co. Ltd.	881,095	9,255,848
		66,990,864
Internet & Direct Marketing Retail - 5.6%
Alibaba Group Holding Ltd. sponsored ADR (b)	859,474	178,770,592
B2W Companhia Global do Varejo (b)	115,700	1,607,987
Ctrip.com International Ltd. ADR (b)	134,584	4,085,970
Danawa Co. Ltd.	1,879	34,424
JD.com, Inc. sponsored ADR (b)	806,347	31,052,423
MakeMyTrip Ltd. (b)	21,761	500,721
Meituan Dianping Class B (b)	686,700	8,712,589
MercadoLibre, Inc. (b)	11,971	7,374,495
Naspers Ltd. Class N	182,852	28,590,031
Prosus NV (b)	22,243	1,555,450
Tongcheng-Elong Holdings Ltd. (b)	1,582,000	2,411,053
Vipshop Holdings Ltd. ADR (b)	599,377	7,690,007
		272,385,742
Multiline Retail - 0.3%
Lojas Renner SA	1,175,312	14,008,392
Magazine Luiza SA	87,187	984,970
		14,993,362
Specialty Retail - 0.4%
Chow Tai Fook Jewellery Group Ltd.	82,000	71,007
Lewis Group Ltd.	11,913	20,985
Mr Price Group Ltd.	608,009	5,971,751
Petrobras Distribuidora SA	506,581	2,956,632
SSI Group, Inc.	417,000	16,262
Via Varejo SA (b)	299,560	925,093
Zhongsheng Group Holdings Ltd. Class H	2,752,000	10,467,838
		20,429,568
Textiles, Apparel & Luxury Goods - 0.6%
adidas AG	3,767	1,060,592
Anta Sports Products Ltd.	791,000	6,357,428
CECEP COSTIN New Materials Group Ltd. (b)(d)	741,000	28,518
Fila Holdings Corp.	46,374	1,482,905
Jinli Group Holdings Ltd.	46,782	14,902
LG Fashion Corp.	7,144	74,661
Li Ning Co. Ltd.	2,369,000	6,230,212
LPP SA	18	31,859
Mavi Jeans Class B (a)(b)	311,998	2,678,954
Pou Chen Corp.	189,000	211,002
Regina Miracle International Holdings Ltd. (a)	351,000	195,876
Shenzhou International Group Holdings Ltd.	799,200	9,816,985
Titan Co. Ltd.	19,698	340,660
Weiqiao Textile Co. Ltd. (H Shares)	426,500	110,523
		28,635,077

TOTAL CONSUMER DISCRETIONARY		507,234,199

CONSUMER STAPLES - 4.9%
Beverages - 1.3%
Anheuser-Busch InBev SA NV	64,353	3,718,383
China Resources Beer Holdings Co. Ltd.	1,784,000	8,262,014
Coca-Cola Icecek Sanayi A/S	1,563	11,313
Fomento Economico Mexicano S.A.B. de CV:
unit	564,551	4,566,487
sponsored ADR	158,222	12,877,689
Heineken NV (Bearer)	61,411	6,118,500
Kweichow Moutai Co. Ltd. (A Shares)	105,621	15,967,133
Shanghai Bairun Investment Holding Group Co. Ltd. (A Shares)	1,297,300	5,638,620
Thai Beverage PCL	9,711,300	5,438,161
		62,598,300
Food & Staples Retailing - 1.6%
Avenue Supermarts Ltd. (a)(b)	21,122	676,691
Bidcorp Ltd.	92,032	1,665,283
Bim Birlesik Magazalar A/S JSC	1,198,264	9,238,792
C.P. ALL PCL (For. Reg.)	5,745,900	11,974,419
Clicks Group Ltd.	121,082	1,830,946
Dairy Farm International Holdings Ltd.	36,100	173,280
Drogasil SA	466,922	12,519,052
President Chain Store Corp.	501,000	4,917,736
PUREGOLD Price Club, Inc.	2,790,500	2,023,290
Shoprite Holdings Ltd.	478,893	3,488,221
Sun Art Retail Group Ltd.	697,000	890,586
Wal-Mart de Mexico SA de CV Series V	3,773,300	10,582,033
X5 Retail Group NV GDR (Reg. S)	402,707	12,613,461
Yifeng Pharmacy Chain Co. Ltd.	180,000	2,103,276
		74,697,066
Food Products - 1.3%
Angel Yeast Co. Ltd. (A Shares)	99,400	412,274
AVI Ltd.	158,412	741,913
Charoen Pokphand Foods PCL (For. Reg.)	2,396,600	2,031,983
China Mengniu Dairy Co. Ltd.	9,962,496	35,721,843
Gruma S.A.B. de CV Series B	177,965	1,709,397
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	567,100	2,344,820
JBS SA	2,007,047	10,188,056
Minerva SA (b)	315,049	818,638
Tiger Brands Ltd.	41,567	408,808
Unified-President Enterprises Corp.	2,767,000	6,659,204
Universal Robina Corp.	1,081,830	2,995,543
		64,032,479
Household Products - 0.2%
C&S Paper Co. Ltd. (A Shares)	1,873,500	3,925,482
Hindustan Unilever Ltd.	195,203	5,852,269
Kimberly-Clark de Mexico SA de CV:
Series A	452,900	857,572
Series A sponsored ADR	2,476	23,324
		10,658,647
Personal Products - 0.5%
Hengan International Group Co. Ltd.	379,000	2,812,720
LG Household & Health Care Ltd.	13,778	14,009,075
Natura & Co. Holding SA	584,900	5,952,458
Organic Tea Cosmetics Holdings Co. Ltd.	4,513	4,190
		22,778,443

TOTAL CONSUMER STAPLES		234,764,935

ENERGY - 2.9%
Energy Equipment & Services - 0.2%
China Oilfield Services Ltd. (H Shares)	2,642,000	3,389,352
Ezion Holdings Ltd. warrants 4/16/23 (b)(d)	5,020,014	5,658
Tenaris SA sponsored ADR	157,200	2,861,040
Yantai Jereh Oilfield Services (A Shares)	1,054,500	5,218,244
		11,474,294
Oil, Gas & Consumable Fuels - 2.7%
China Petroleum & Chemical Corp. (H Shares)	17,134,000	8,867,822
China Shenhua Energy Co. Ltd. (H Shares)	395,000	685,106
CNOOC Ltd.	15,172,099	21,106,091
CNOOC Ltd. sponsored ADR	9,900	1,369,467
Compania de Petroleos de Chile SA (COPEC)	280,010	2,173,595
Cosan Ltd. Class A (b)	23,052	420,930
Ecopetrol SA ADR	240,399	4,243,042
Exxaro Resources Ltd.	126,121	913,697
Gazprom OAO sponsored ADR (Reg. S)	1,621,628	9,925,649
Grupa Lotos SA	4,822	73,684
Lukoil PJSC	33,201	2,873,410
Lukoil PJSC sponsored ADR (c)	277,091	23,901,437
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	159,190	1,228,561
NOVATEK OAO GDR (Reg. S)	88,363	12,892,727
PetroChina Co. Ltd. (H Shares)	3,564,000	1,392,252
Petroleo Brasileiro SA - Petrobras (ON)	190,300	1,155,358
Polski Koncern Naftowy Orlen SA	265,061	4,004,033
PT Adaro Energy Tbk	20,554,500	1,654,675
PTT Exploration and Production PCL NVDR	1,024,773	3,442,977
QGEP Participacoes SA	30,900	91,831
Reliance Industries Ltd.	1,034,417	18,946,748
Rosneft Oil Co. OJSC	354,531	2,174,094
SK Energy Co. Ltd.	26,610	2,503,980
Susco Public Co. Ltd. unit	267,500	20,179
Tatneft PAO sponsored ADR	34,126	2,052,063
Tupras Turkiye Petrol Rafinerileri A/S	74,801	1,216,120
		129,329,528

TOTAL ENERGY		140,803,822

FINANCIALS - 15.4%
Banks - 10.2%
Absa Group Ltd.	725,731	6,245,374
Abu Dhabi Commercial Bank PJSC	685,646	1,331,025
Abu Dhabi Islamic Bank (b)	39,990	59,775
Agricultural Bank of China Ltd. (H Shares)	1,597,000	639,210
Akbank TAS (b)	3,171,440	3,440,827
Al Rajhi Bank	278,872	4,601,407
Alpha Bank AE (b)	4,318,497	6,304,732
AMMB Holdings Bhd	69,200	60,767
Arab National Bank	151,132	1,019,230
Axis Bank Ltd.	457,920	4,401,875
Banco de Chile sponsored ADR	1,046	18,901
Banco do Brasil SA	766,791	8,035,025
Banco Santander Chile sponsored ADR	299,918	5,419,518
Banco Santander Mexico SA	1,677,122	2,146,355
Bancolombia SA sponsored ADR	65,589	3,114,166
Bank Al-Jazira	65,767	244,029
Bank of China Ltd. (H Shares)	44,106,000	17,427,387
Bank Polska Kasa Opieki SA	112,122	2,537,193
Capitec Bank Holdings Ltd.	64,531	5,462,220
China Construction Bank Corp. (H Shares)	53,329,000	43,848,778
China Merchants Bank Co. Ltd.:
(A Shares)	784,081	3,835,206
(H Shares)	1,122,000	5,289,737
Chinatrust Financial Holding Co. Ltd.	14,175,058	10,578,390
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)	34,000	15,353
Commercial International Bank SAE sponsored GDR	903,499	4,449,281
Credicorp Ltd. (United States)	73,473	13,318,451
Dubai Islamic Bank Pakistan Ltd. (b)	139,333	204,854
E.SUN Financial Holdings Co. Ltd.	6,564,128	6,293,162
EFG Eurobank Ergasias SA (b)	3,690,736	2,351,686
Emirates NBD Bank PJSC (b)	399,276	1,364,312
Grupo Aval Acciones y Valores SA ADR	190,142	1,545,854
Grupo Financiero Banorte S.A.B. de CV Series O	3,268,218	17,706,791
Grupo Financiero Inbursa S.A.B. de CV Series O	320,573	343,977
Guaranty Trust Bank PLC GDR (Reg. S)	53,450	208,423
Habib Bank Ltd.	309,900	314,381
Hana Financial Group, Inc.	320,325	8,375,835
HDFC Bank Ltd.	792,846	12,947,027
HDFC Bank Ltd. sponsored ADR	222,926	12,227,491
ICICI Bank Ltd.	893,695	6,173,334
ICICI Bank Ltd. sponsored ADR	2,258,563	31,326,269
Industrial & Commercial Bank of China Ltd. (H Shares)	47,054,000	32,174,191
JB Financial Group Co. Ltd.	5,224	21,795
JSC Halyk Bank of Kazakhstan GDR unit	199,312	2,827,309
Kasikornbank PCL (For. Reg.)	830,800	3,146,770
KB Financial Group, Inc.	304,379	9,731,710
Kiatnakin Bank PCL (For. Reg.)	485,800	958,512
Komercni Banka A/S	60,829	1,866,106
Kotak Mahindra Bank Ltd.	79,595	1,777,964
Krung Thai Bank PCL NVDR	3,037,100	1,347,683
Malayan Banking Bhd	1,072,125	2,142,469
Mega Financial Holding Co. Ltd.	1,084,000	1,154,190
National Bank of Abu Dhabi PJSC	3,551,234	13,845,834
National Bank of Kuwait	1,217,016	4,028,880
National Commercial Bank	166,158	1,962,095
Nova Ljubljanska banka d.d. unit	227,428	2,901,732
OTP Bank PLC	649,242	28,168,585
Powszechna Kasa Oszczednosci Bank SA	16,134	129,181
PT Bank Bukopin Tbk (b)	4,000	46
PT Bank Central Asia Tbk	6,772,700	14,845,891
PT Bank Mandiri (Persero) Tbk	2,167,000	1,098,792
PT Bank Negara Indonesia (Persero) Tbk	7,216,300	3,533,334
PT Bank Rakyat Indonesia Tbk	8,717,100	2,545,715
Qatar National Bank SAQ	574,059	2,970,208
Riyad Bank	94,706	553,367
Sberbank of Russia	4,484,193	15,871,179
Sberbank of Russia sponsored ADR (c)	3,249,650	46,368,150
Shinhan Financial Group Co. Ltd.	82,930	2,243,117
Sinopac Holdings Co.	414,000	176,162
Standard Bank Group Ltd.	562,715	5,408,957
State Bank of India (b)	1,216,886	5,083,010
TCS Group Holding PLC GDR unit	113,599	2,485,355
Thanachart Capital PCL:
(For. Reg.)	1,420,500	2,375,004
NVDR	626,962	1,048,249
TISCO Financial Group PCL	682,700	2,131,409
Turkiye Garanti Bankasi A/S (b)	4,071,609	6,207,966
Turkiye Halk Bankasi A/S (b)	289,353	277,708
Turkiye Is Bankasi A/S Series C (b)	5,487,232	5,028,623
Turkiye Vakiflar Bankasi TAO (b)	3,823,822	3,252,619
United Bank Ltd.	2,898,095	3,113,265
Woori Financial Group, Inc. (b)	132,508	1,060,408
Yapi ve Kredi Bankasi A/S (b)	1,580,932	581,043
		491,672,191
Capital Markets - 0.3%
BM&F BOVESPA SA	937,962	10,067,796
CITIC Securities Co. Ltd. (H Shares)	487,000	1,040,849
Hong Kong Exchanges and Clearing Ltd.	9,400	308,470
Huatai Securities Co. Ltd. (H Shares) (a)	644,400	1,119,330
Korea Investment Holdings Co. Ltd.	4,137	216,348
Meritz Securities Co. Ltd.	66,766	193,205
Moscow Exchange MICEX-RTS OAO (b)	879,379	1,323,995
Noah Holdings Ltd. sponsored ADR (b)(c)	14,820	420,592
Samsung Securities Co. Ltd.	3,829	105,541
XP, Inc. Class A (b)	19,572	678,170
		15,474,296
Consumer Finance - 0.3%
Compartamos S.A.B. de CV	284,714	273,243
Qudian, Inc. ADR (b)(c)	27,998	73,355
Shriram Transport Finance Co. Ltd.	813,138	13,410,124
		13,756,722
Diversified Financial Services - 0.4%
Alexander Forbes Group Holdings Ltd.	888	272
Aseer Trading Tourism & Manufacturing Co. (b)	14,265	42,131
Chailease Holding Co. Ltd.	451,000	1,687,581
FirstRand Ltd.	1,936,110	6,912,542
Haci Omer Sabanci Holding A/S	879,341	1,201,010
Power Finance Corp. Ltd.	281,909	425,357
Rec Ltd.	844,074	1,370,737
Yuanta Financial Holding Co. Ltd.	14,674,000	9,224,600
		20,864,230
Insurance - 3.6%
AIA Group Ltd.	4,451,784	44,617,763
BB Seguridade Participacoes SA	1,347,923	9,600,248
Cathay Financial Holding Co. Ltd.	551,738	726,916
China Life Insurance Co. Ltd. (b)	299,000	235,984
China Life Insurance Co. Ltd. (H Shares)	2,880,000	6,959,267
China Pacific Insurance (Group) Co. Ltd. (H Shares)	2,199,000	7,235,965
FPC Par Corretora de Seguros	17,800	56,124
Fubon Financial Holding Co. Ltd.	2,413,000	3,512,196
Hyundai Fire & Marine Insurance Co. Ltd.	262,911	4,947,944
IRB Brasil Resseguros SA	1,043,525	7,758,941
Liberty Holdings Ltd.	494,964	3,018,162
MMI Holdings Ltd.	1,647,333	1,852,032
Old Mutual Ltd.	760,307	773,467
PICC Property & Casualty Co. Ltd. (H Shares)	2,648,000	2,741,419
Ping An Insurance Group Co. of China Ltd.:
(A Shares)	483,398	5,373,278
(H Shares)	4,007,500	45,655,028
Porto Seguro SA	489,321	6,672,509
Powszechny Zaklad Ubezpieczen SA	420,867	3,752,963
Qualitas Controladora S.A.B. de CV	96,305	412,316
Samsung Fire & Marine Insurance Co. Ltd.	16,957	2,795,901
Sanlam Ltd.	3,134,202	13,165,239
Sul America SA unit	245,202	2,964,203
		174,827,865
Thrifts & Mortgage Finance - 0.6%
Housing Development Finance Corp. Ltd.	741,545	22,242,056
LIC Housing Finance Ltd.	1,330,842	5,875,490
		28,117,546

TOTAL FINANCIALS		744,712,850

HEALTH CARE - 0.9%
Biotechnology - 0.1%
Hualan Biological Engineer, Inc. (A Shares)	247,300	1,467,824
Innovent Biolgics, Inc. (a)(b)	373,000	1,703,502
Medy-Tox, Inc.	20	4,888
		3,176,214
Health Care Equipment & Supplies - 0.0%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	33,000	1,128,012
Supermax Corp. Bhd	64,476	24,331
		1,152,343
Health Care Providers & Services - 0.2%
Aier Eye Hospital Group Co. Ltd. (A Shares)	46,100	263,732
Hapvida Participacoes e Investimentos SA (a)	62,200	767,781
Mediclinic International PLC (London)	191,426	845,074
Qualicorp Consultoria E Corret	229,832	1,760,269
Selcuk Ecza Deposu Tic A/S	122,624	129,301
Shanghai Pharmaceuticals Holding Co. Ltd. (H Shares)	705,300	1,290,260
Sinopharm Group Co. Ltd. (H Shares)	779,700	2,405,617
		7,462,034
Life Sciences Tools & Services - 0.1%
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	13,796	150,944
Pharmaron Beijing Co. Ltd. (H Shares) (a)(b)	86,500	588,133
WuXi AppTec Co. Ltd.	21,637	328,023
WuXi AppTec Co. Ltd. (H Shares) (a)	140,560	2,071,885
Wuxi Biologics (Cayman), Inc. (a)(b)	264,500	3,868,249
		7,007,234
Pharmaceuticals - 0.5%
Alembic Pharmaceuticals Ltd. (b)	4,278	37,151
Aurobindo Pharma Ltd.	171,185	1,192,931
CSPC Pharmaceutical Group Ltd.	1,398,000	3,185,180
Dr. Reddy's Laboratories Ltd.	54,473	2,203,225
Hansoh Pharmaceutical Group Co. Ltd. (a)	1,200,000	4,164,208
J.B. Chemicals & Pharmaceuticals Ltd.	5,061	37,585
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	49,800	598,929
Lijun International Pharmaceutical Holding Ltd.	814,000	681,901
Pfizer Ltd.	2,143	123,905
PT Kalbe Farma Tbk	35,808,056	3,044,839
Richter Gedeon PLC	188,971	3,834,156
Sino Biopharmaceutical Ltd.	359,000	519,502
Yunnan Baiyao Group Co. Ltd. (A Shares)	253,500	2,852,983
		22,476,495

TOTAL HEALTH CARE		41,274,320

INDUSTRIALS - 2.4%
Aerospace & Defense - 0.1%
Elbit Systems Ltd. (Israel)	16,800	2,518,668
Garden Reach Shipbuilders & Engineers Ltd. (b)	23,582	49,561
		2,568,229
Air Freight & Logistics - 0.0%
Hyundai Glovis Co. Ltd.	1,943	199,015
Airlines - 0.1%
Air Arabia PJSC (b)	835,141	318,335
AirAsia Group BHD	1,811,200	429,856
Azul SA sponsored ADR (b)	32,566	960,697
Copa Holdings SA Class A	24,058	2,000,182
Wizz Air Holdings PLC (a)(b)	6,780	301,694
		4,010,764
Commercial Services & Supplies - 0.0%
Country Garden Services Holdings Co. Ltd.	319,502	1,246,037
Frontken Corp. BHD	248,800	134,040
Indian Railway Catering & Tourism Corp. Ltd.	14,408	346,361
		1,726,438
Construction & Engineering - 0.4%
China Communications Construction Co. Ltd. (H Shares)	2,213,000	1,649,459
China Communications Services Corp. Ltd. (H Shares)	1,926,000	1,489,901
China National Chemical Engineering Co. Ltd. (A Shares)	3,939,592	3,915,955
China Railway Construction Corp. Ltd. (H Shares)	1,635,000	1,870,969
Daelim Industrial Co.	23,895	1,442,622
Larsen & Toubro Ltd.	346,238	5,668,329
Orascom Construction PLC	1,460	8,219
Sinopec Engineering Group Co. Ltd. (H Shares)	465,000	230,263
Tekfen Holding A/S	773,855	1,844,360
		18,120,077
Electrical Equipment - 0.1%
DONGYANG E&P, Inc.	21,665	243,557
Polycab India Ltd.	51,478	754,155
Weg SA	252,529	2,436,688
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	486,700	1,701,421
		5,135,821
Industrial Conglomerates - 0.3%
Astra Industrial Group (b)	3,085	12,861
Fosun International Ltd.	1,508,000	1,921,031
Hanwha Corp.	50,367	840,946
Hong Leong Industries Bhd	3,000	6,622
Industries Qatar QSC (b)	243,150	600,321
Koc Holding A/S	595,641	1,644,268
LG Corp.	39,163	2,201,341
Mannai Corp.	86,440	72,238
SK C&C Co. Ltd.	4,071	650,894
SM Investments Corp.	319,900	6,109,005
		14,059,527
Machinery - 0.6%
Airtac International Group	378,000	5,900,529
Estun Automation Co. Ltd. (A Shares)	198,200	314,650
HIWIN Technologies Corp.	524,270	5,116,752
Lonking Holdings Ltd.	10,993,000	3,060,271
Sany Heavy Industry Co. Ltd. (A Shares)	910,100	2,268,758
Shenzhen Inovance Technology Co. Ltd. (A Shares)	1,032,300	4,179,723
Sinotruk Hong Kong Ltd. (c)	1,614,983	3,087,010
Techtronic Industries Co. Ltd.	136,000	1,100,038
Weichai Power Co. Ltd. (H Shares)	1,951,000	3,839,428
XCMG Construction Machinery Co. Ltd. (A Shares)	1,398,600	1,054,158
Zoomlion Heavy Industry Science and Technology Co. Ltd. (H Shares)	327,800	271,660
		30,192,977
Marine - 0.0%
Costamare, Inc.	9,179	59,939
Qatar Navigation QPSC	23,620	36,391
		96,330
Professional Services - 0.1%
51job, Inc. sponsored ADR (b)	11,609	868,005
Centre Testing International Group Co. Ltd. (A Shares)	1,458,652	3,396,314
Sporton International, Inc.	169,000	1,169,154
		5,433,473
Road & Rail - 0.2%
Globaltrans Investment PLC GDR (Reg. S)	49,724	367,695
Localiza Rent A Car SA	175,965	1,949,352
Rumo SA (b)	1,060,178	5,007,035
United International Transportation Co.	260,323	2,411,362
		9,735,444
Trading Companies & Distributors - 0.0%
Al Hassan Ghazi Ibrahim Shaker Co. (b)	13,536	43,875
CCS Supply Chain Management Co. Ltd. A Shares	88,072	78,726
		122,601
Transportation Infrastructure - 0.5%
Airports of Thailand PCL (For. Reg.)	970,200	1,837,384
DP World Ltd.	295,314	4,798,853
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	200,019	2,171,217
Grupo Aeroportuario del Sureste S.A.B. de CV Series B sponsored ADR	11,676	1,949,892
Grupo Aeroportuario Norte S.A.B. de CV	510,888	3,355,306
Shanghai International Airport Co. Ltd. (A Shares)	864,317	8,122,808
Zhejiang Expressway Co. Ltd. (H Shares)	1,226,000	926,381
		23,161,841

TOTAL INDUSTRIALS		114,562,537

INFORMATION TECHNOLOGY - 12.1%
Communications Equipment - 0.0%
Accton Technology Corp.	380,000	2,015,806
Electronic Equipment & Components - 1.9%
AAC Technology Holdings, Inc.	186,500	1,221,402
AVIC Jonhon OptronicTechnology Co. Ltd.	217,329	1,221,241
Chaozhou Three-Circle Group Co. (A Shares)	62,900	214,106
China Railway Signal & Communications Corp. (H Shares) (a)	474,000	243,233
Coretronic Corp.	87,400	105,919
Delta Electronics, Inc.	671,000	3,058,847
FLEXium Interconnect, Inc.	380,000	1,391,668
Foxconn Industrial Internet Co. Ltd. (A Shares)	175,500	428,713
Foxconn Technology Co. Ltd.	31,000	60,512
Hangzhou Hikvision Digital Technology Co. Ltd. (A Shares)	679,203	3,399,925
Hollysys Automation Technologies Ltd.	14,647	221,756
Hon Hai Precision Industry Co. Ltd. (Foxconn)	9,336,626	24,498,255
INTOPS Co. Ltd.	30,521	299,908
Largan Precision Co. Ltd.	201,000	28,588,761
Lens Technology Co. Ltd. (A Shares)	187,300	521,561
LG Display Co. Ltd. (b)	111,198	1,278,745
LG Innotek Co. Ltd.	31,609	3,421,856
Partron Co. Ltd.	8,100	60,369
Pinnacle Technology Holdings Ltd.	11,198	4,865
Redington India Ltd.	26,941	40,835
Samsung SDI Co. Ltd.	25,919	6,367,191
Sirtec International Co. Ltd.	5,000	4,738
Sunny Optical Technology Group Co. Ltd.	303,200	4,714,284
Synnex Technology International Corp.	50,000	61,834
Unimicron Technology Corp.	3,818,000	4,918,086
Yageo Corp.	67,000	870,091
Zhen Ding Technology Holding Ltd.	762,000	2,882,419
		90,101,120
IT Services - 1.0%
HCL Technologies Ltd.	648,892	4,779,986
Hexaware Technologies Ltd.	465,190	2,305,461
Infosys Ltd.	660,846	6,670,220
Infosys Ltd. sponsored ADR	1,870,657	18,837,516
Mphasis BFL Ltd.	69,476	834,748
Network International Holdings PLC (a)	255,044	1,741,952
NIIT Ltd. (b)	14,423	19,754
PagSeguro Digital Ltd. (b)	100,561	3,154,599
QIWI PLC Class B sponsored ADR	16,212	282,737
Samsung SDS Co. Ltd.	1,984	275,083
Sonata Software Ltd.	6,875	31,745
StoneCo Ltd. Class A (b)	57,505	2,293,874
Tata Consultancy Services Ltd.	238,669	6,580,926
Wipro Ltd.	535,360	1,642,586
WNS Holdings Ltd. sponsored ADR (b)	24,362	1,603,994
		51,055,181
Semiconductors & Semiconductor Equipment - 5.3%
ASE Technology Holding Co. Ltd.	1,937,000	4,516,557
Dongbu HiTek Co. Ltd.	29,703	588,688
Everlight Electronics Co. Ltd.	73,000	75,607
King Yuan Electronics Co. Ltd.	1,125,000	1,196,019
Koh Young Technology, Inc.	27,733	2,203,195
Malaysian Pacific Industries BHD	12,286	31,841
MediaTek, Inc.	805,000	9,410,144
Novatek Microelectronics Corp.	12,000	75,938
Phison Electronics Corp.	202,000	2,169,915
Powertech Technology, Inc.	659,000	2,167,501
Radiant Opto-Electronics Corp.	250,000	796,314
Realtek Semiconductor Corp.	947,000	6,890,354
Semiconductor Manufacturing International Corp. (b)(c)	231,500	457,528
Shenzhen Goodix Technology Co. Ltd. (A Shares)	63,650	2,820,757
Sino-American Silicon Products, Inc.	444,000	1,504,294
SK Hynix, Inc.	763,070	55,854,848
Taiwan Semiconductor Manufacturing Co. Ltd.	11,627,000	120,534,834
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	668,427	35,988,110
Topco Scientific Co. Ltd.	106,000	361,139
Unisem (M) Bhd	103,259	49,258
United Microelectronics Corp.	7,406,000	3,715,572
United Microelectronics Corp. sponsored ADR	353,437	876,524
Win Semiconductors Corp.	201,000	1,764,089
		254,049,026
Software - 0.1%
Asseco Poland SA	19,723	307,992
Globant SA (b)	10,254	1,158,805
Kingsoft Corp. Ltd. (b)	158,000	510,789
Mix Telematics Ltd. sponsored ADR	5,794	76,886
Nucleus Software Exports Ltd. (b)	31,536	127,815
Totvs SA	204,300	3,244,112
		5,426,399
Technology Hardware, Storage & Peripherals - 3.8%
ASUSTeK Computer, Inc.	23,000	154,717
Catcher Technology Co. Ltd.	445,000	3,356,879
Chicony Electronics Co. Ltd.	92,000	250,665
Compal Electronics, Inc.	51,000	30,918
Lenovo Group Ltd.	6,860,000	4,233,047
Lite-On Technology Corp.	1,514,000	2,167,382
Pegatron Corp.	2,364,000	4,836,617
Samsung Electronics Co. Ltd.	3,679,429	166,068,527
Xiaomi Corp. Class B (a)(b)	150,600	242,660
		181,341,412

TOTAL INFORMATION TECHNOLOGY		583,988,944

MATERIALS - 2.8%
Chemicals - 0.5%
China Sanjiang Fine Chemicals Ltd.	424,000	81,591
LG Chemical Ltd.	51,808	15,876,409
Sinofert Holdings Ltd.	2,042,000	204,331
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	108,600	2,973,468
Solar Industries India Ltd. (b)	88,400	1,411,202
Taekwang Industrial Co. Ltd.	168	112,759
		20,659,760
Construction Materials - 0.6%
Anhui Conch Cement Co. Ltd.:
(A Shares)	92,300	724,201
(H Shares)	2,088,500	15,312,094
Asia Cement (China) Holdings Corp.	259,584	342,338
CEMEX S.A.B. de CV sponsored ADR	434,800	1,426,144
China National Building Materials Co. Ltd. (H Shares)	2,686,442	3,105,175
China Resources Cement Holdings Ltd.	792,165	996,939
City Cement Co.	59,139	268,620
Eastern Province Cement Co.	23,628	218,550
Gansu Qilianshan Cement Group Co. Ltd. (A Shares)	960,100	1,701,334
JK Cement Ltd.	135,600	2,593,802
Shree Cement Ltd.	6,493	2,029,287
West China Cement Ltd.	346,000	55,928
		28,774,412
Containers & Packaging - 0.0%
Anadolu Cam Sanayii A/S	134,325	81,275
Bio Pappel S.A.B. de CV (b)	24,738	25,576
Klabin SA unit	267,675	1,152,249
		1,259,100
Metals & Mining - 1.5%
Alrosa Co. Ltd.	2,838,260	3,045,636
Aluminum Corp. of China Ltd. (H Shares) (b)	594,000	157,740
Anglo American Platinum Ltd.	37,024	2,492,037
AngloGold Ashanti Ltd.	330,935	5,893,376
AngloGold Ashanti Ltd. sponsored ADR	39,500	689,275
Ann Joo Resources Bhd	500	125
CAP SA	85,501	484,007
China Molybdenum Co. Ltd. (H Shares)	453,000	169,112
Compania de Minas Buenaventura SA sponsored ADR	86,500	964,475
Daehan Steel Co. Ltd.	2,905	12,192
Eregli Demir ve Celik Fabrikalari T.A.S.	426,808	565,127
Grupo Mexico SA de CV Series B	1,513,100	3,568,465
Hindalco Industries Ltd.	880,082	1,891,462
Impala Platinum Holdings Ltd.	691,379	5,619,649
KGHM Polska Miedz SA (Bearer) (b)	45,216	829,222
KISCO Corp.	6,262	19,815
Korea Zinc Co. Ltd.	13,629	4,704,312
Kumba Iron Ore Ltd.	93,581	1,724,550
Magnitogorsk Iron & Steel Works PJSC sponsored GDR (Reg. S)	37,183	282,617
MMC Norilsk Nickel PJSC sponsored ADR	368,349	11,137,716
Nanjing Iron & Steel Co. Ltd.	400,200	176,291
Novolipetsk Steel OJSC GDR (Reg. S)	12,307	236,307
Polyus PJSC	8,916	1,127,908
Polyus PJSC unit	11,923	741,296
POSCO	49,449	8,032,764
POSCO sponsored ADR	36,270	1,461,318
Severstal PAO GDR (Reg. S)	7,512	92,093
Shanxi Taigang Stainless Steel Co. Ltd. (A Shares)	784,304	394,847
Sheng Yu Steel Co. Ltd.	35,418	22,695
Southern Copper Corp.	105,931	3,564,578
Ternium SA sponsored ADR	178,441	3,158,406
Vale SA sponsored ADR (b)	839,001	8,238,990
Zijin Mining Group Co. Ltd. (H Shares)	642,000	288,262
		71,786,665
Paper & Forest Products - 0.2%
Duratex SA	280,847	1,092,137
Suzano Papel e Celulose SA	1,111,100	9,476,364
		10,568,501

TOTAL MATERIALS		133,048,438

REAL ESTATE - 1.4%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Concentradora Fibra Danhos SA de CV	12,699	17,762
Fibra Uno Administracion SA de CV	17,167	25,808
Link (REIT)	107,500	995,702
Macquarie Mexican (REIT) (a)	9,672	12,835
Musharaka Real Estate Income Fund	13,897	34,006
Prologis Property Mexico SA	60,798	128,435
Prologis Property Mexico SA rights (b)	18,730	76
		1,214,624
Real Estate Management & Development - 1.4%
Agile Property Holdings Ltd.	3,329,238	4,672,465
Aldar Properties PJSC (b)	1,478,311	853,294
Ayala Land, Inc.	11,122,200	8,500,212
BR Malls Participacoes SA	577,447	2,109,950
BR Properties SA (b)	9,285	28,611
CapitaLand Ltd.	587,800	1,489,650
Central China Real Estate Ltd.	137,925	80,685
China Overseas Grand Oceans Group Ltd.	656,000	448,554
China Overseas Land and Investment Ltd.	1,792,000	6,011,648
China Resources Land Ltd.	228,000	1,051,520
China South City Holdings Ltd.	497,873	54,929
China Vanke Co. Ltd.:
(A Shares)	228,097	965,309
(H Shares)	135,300	520,718
Country Garden Holdings Co. Ltd.	6,702,000	8,872,949
Dar Al Arkan Real Estate Development Co. (b)	666,777	1,665,387
Emaar Properties PJSC	3,967,374	3,780,663
Gemdale Corp. (A Shares)	158,100	323,348
Gemdale Properties and Investment Corp. Ltd.	628,000	111,179
Greenland Holdings Corp. Ltd. (A Shares)	4,424,963	3,695,934
Greenland Hong Kong Holdings Ltd.	133,366	51,841
Guangzhou R&F Properties Co. Ltd. (H Shares)	551,200	854,201
Hang Lung Properties Ltd.	579,000	1,264,218
Hopson Development Holdings Ltd.	24,545	22,105
IOI Properties Group Bhd	77,800	18,649
K Wah International Holdings Ltd.	409,123	196,820
Kaisa Group Holdings Ltd.	327,000	145,147
KSL Holdings Bhd (b)	105,100	17,710
KWG Property Holding Ltd.	980,500	1,436,473
Logan Property Holdings Co. Ltd.	549,692	937,897
Longfor Properties Co. Ltd. (a)	1,322,048	6,114,154
Poly Property Group Co. Ltd.	1,135,686	426,884
Powerlong Real Estate Holding Ltd.	378,417	235,934
PT Puradelta Lestari TBK	5,453,700	89,707
Radium Life Tech Co. Ltd.	330,676	109,773
Risesun Real Estate Development Co. Ltd. (A Shares)	3,065,444	3,752,916
Road King Infrastructure Ltd.	249,966	426,497
Sansiri PCL (For. Reg.)	6,763,900	152,215
Shanghai Shimao Co. Ltd. (A Shares)	1,476,815	846,978
Shimao Property Holdings Ltd.	869,778	3,113,125
Shui On Land Ltd.	360,500	71,684
Sun Hung Kai Properties Ltd.	97,000	1,378,781
Sunac China Holdings Ltd.	354,000	1,930,083
United Development Co. (b)	229,244	76,116
		68,906,913

TOTAL REAL ESTATE		70,121,537

UTILITIES - 0.9%
Electric Utilities - 0.5%
Cheung Kong Infrastructure Holdings Ltd.	127,000	865,131
CPFL Energia SA	183,800	1,460,322
EDP Energias do Brasil SA	693,537	3,168,443
Enel Chile SA	1,983,170	177,004
Enel Chile SA sponsored ADR	176,677	775,612
Energa SA (b)	19,990	35,989
Enersis SA	14,466,654	2,423,196
Enersis SA sponsored ADR	113,466	975,808
Equatorial Energia SA	1,128,125	6,220,972
Korea Electric Power Corp. (b)	140,742	2,490,744
Polska Grupa Energetyczna SA (b)	195,906	225,222
Power Grid Corp. of India Ltd.	660,912	1,653,669
Tenaga Nasional Bhd	994,630	2,856,301
		23,328,413
Gas Utilities - 0.4%
Beijing Enterprises Holdings Ltd.	37,000	156,164
China Gas Holdings Ltd.	1,894,200	6,925,555
China Resource Gas Group Ltd.	150,000	748,557
Daesung Energy Co. Ltd.	20,047	77,793
ENN Energy Holdings Ltd.	101,300	1,122,162
Gujarat State Petronet Ltd.	7,065	21,958
Indraprastha Gas Ltd. (b)	1,130,824	6,896,656
Mahanagar Gas Ltd.	34,288	475,189
PT Perusahaan Gas Negara Tbk Series B	712,900	63,601
Samchully Co. Ltd.	279	18,215
		16,505,850
Independent Power and Renewable Electricity Producers - 0.0%
Benpres Holdings Corp.	124,600	9,034
China Longyuan Power Grid Corp. Ltd. (H Shares)	1,560,000	816,523
		825,557
Water Utilities - 0.0%
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	91,100	1,196,835
SIIC Environment Holdings Ltd.	187,000	32,866
		1,229,701

TOTAL UTILITIES		41,889,521

TOTAL COMMON STOCKS
(Cost $2,526,239,021)		2,963,899,042

Nonconvertible Preferred Stocks - 2.1%
COMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Telefonica Brasil SA	47,240	563,893
Telefonica Brasil SA sponsored ADR	190,100	2,267,893
		2,831,786
CONSUMER STAPLES - 0.1%
Beverages - 0.0%
Ambev SA sponsored ADR	455,222	1,461,263
Food & Staples Retailing - 0.1%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (PN)	133,900	2,159,156

TOTAL CONSUMER STAPLES		3,620,419

ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Petroleo Brasileiro SA - Petrobras:
(PN) sponsored ADR (non-vtg.)	425,446	4,790,522
sponsored ADR	1,088,563	13,171,612
		17,962,134
FINANCIALS - 1.2%
Banks - 1.2%
Banco Bradesco SA (PN)	1,628,984	11,121,197
Banco do Estado Rio Grande do Sul SA	4,800	19,482
Itau Unibanco Holding SA	4,098,536	29,328,284
Itau Unibanco Holding SA sponsored ADR	837,485	5,921,019
Itausa-Investimentos Itau SA (PN)	3,546,868	9,525,679
Sberbank of Russia	109,335	358,504
		56,274,165
INDUSTRIALS - 0.0%
Airlines - 0.0%
Azul SA (b)	125,800	1,250,151
INFORMATION TECHNOLOGY - 0.3%
Technology Hardware, Storage & Peripherals - 0.3%
Samsung Electronics Co. Ltd.	444,661	16,866,503
UTILITIES - 0.0%
Electric Utilities - 0.0%
Companhia Paranaense de Energia-Copel (PN-B)	116,800	1,872,969
Water Utilities - 0.0%
Cia de Saneamento do Parana	109,070	482,924
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP) sponsored ADR	30,784	401,116
		884,040

TOTAL UTILITIES		2,757,009

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $95,024,783)		101,562,167

Equity Funds - 31.3%
Diversified Emerging Markets Funds - 31.3%
Aberdeen Emerging Markets Fund Institutional Service Class	7,414,699	108,254,604
Brandes Emerging Markets Value Fund Class A	10,256,732	82,771,827
Fidelity Emerging Markets Fund (e)	12,174,383	398,711,045
Fidelity SAI Emerging Markets Low Volatility Index Fund (e)	25,266,069	232,700,499
GMO Emerging Markets Fund - Class III	1,632,303	50,340,230
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	7,309,524	159,128,342
Invesco Oppenheimer Developing Markets Fund Class R6	3,026,106	125,916,270
Invesco Oppenheimer Emerging Markets Innovators Fund Class R6 (b)	4,679,444	48,900,194
iShares MSCI China ETF (c)	2,832,430	175,978,876
iShares MSCI EM ESG Optimized ETF (c)	70,286	2,293,432
iShares MSCI South Korea Index ETF	373,835	20,545,972
Lazard Emerging Markets Equity Portfolio Open Shares	2,147,890	35,740,896
Matthews Korea Fund Investor Class	6,983,487	27,235,601
Matthews Pacific Tiger Fund Investor Class	128	3,404
Morgan Stanley Institutional Fund, Inc. Frontier Markets Portfolio Class I	1,987,350	31,420,010
Xtrackers Harvest CSI 300 China ETF Class A (c)	414,269	11,835,665
TOTAL EQUITY FUNDS
(Cost $1,352,849,991)		1,511,776,867

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 1.38% to 1.55% 3/5/20 to 5/28/20 (f)
(Cost $7,298,701)	7,310,000	7,299,977

Money Market Funds - 9.1%
Fidelity Cash Central Fund 1.60% (g)	758,777	758,929
Fidelity Securities Lending Cash Central Fund 1.60% (g)(h)	205,035,861	205,056,364
State Street Institutional U.S. Government Money Market Fund Premier Class 1.53% (i)	231,056,124	231,056,124
TOTAL MONEY MARKET FUNDS
(Cost $436,871,417)		436,871,417
TOTAL INVESTMENT IN SECURITIES - 104.2%
(Cost $4,418,283,913)		5,021,409,470
NET OTHER ASSETS (LIABILITIES) - (4.2)%		(203,164,772)
NET ASSETS - 100%		$4,818,244,698

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	2,638	March 2020	$133,060,720	$(10,452,627)	$(10,452,627)

The notional amount of futures purchased as a percentage of Net Assets is 2.8%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $211,913,599.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $29,305,649 or 0.6% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Affiliated Fund

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $7,256,892.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

 (i) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$34,749
Fidelity Securities Lending Cash Central Fund	479,665
Total	$514,414

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Emerging Markets Fund	$355,884,838	$7,163,136	$--	$7,163,139	$--	$35,663,071	$398,711,045
Fidelity SAI Emerging Markets Low Volatility Index Fund	--	256,782,547	--	4,782,547	--	(24,082,048)	232,700,499
Total	$355,884,838	$263,945,683	$--	$11,945,686	$--	$11,581,023	$631,411,544

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$354,329,725	$139,631,353	$214,698,372	$--
Consumer Discretionary	507,234,199	469,749,109	37,456,572	28,518
Consumer Staples	238,385,354	196,222,899	42,162,455	--
Energy	158,765,956	68,583,339	90,176,959	5,658
Financials	800,987,015	460,513,862	340,473,153	--
Health Care	41,274,320	38,226,021	3,048,299	--
Industrials	115,812,688	102,956,864	12,855,824	--
Information Technology	600,855,447	354,319,168	246,536,279	--
Materials	133,048,438	91,770,572	41,277,866	--
Real Estate	70,121,537	70,011,688	109,849	--
Utilities	44,646,530	41,894,575	2,751,955	--
Equity Funds	1,511,776,867	1,511,776,867	--	--
Other Short-Term Investments	7,299,977	--	7,299,977	--
Money Market Funds	436,871,417	436,871,417	--	--
Total Investments in Securities:	$5,021,409,470	$3,982,527,734	$1,038,847,560	$34,176
Derivative Instruments:
Liabilities
Futures Contracts	$(10,452,627)	$(10,452,627)	$--	$--
Total Liabilities	$(10,452,627)	$(10,452,627)	$--	$--
Total Derivative Instruments:	$(10,452,627)	$(10,452,627)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(10,452,627)
Total Equity Risk	0	(10,452,627)
Total Value of Derivatives	$0	$(10,452,627)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of the direct investments by country of issue, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	36.9%
Cayman Islands	13.0%
China	8.2%
Korea (South)	8.0%
Taiwan	6.4%
India	5.2%
Brazil	5.1%
Russia	3.0%
Hong Kong	2.5%
South Africa	2.0%
Mexico	1.4%
Others (Individually Less Than 1%)	8.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $200,405,299) — See accompanying schedule: Unaffiliated issuers (cost $3,658,070,048)	$4,184,182,633
Fidelity Central Funds (cost $205,815,293)	205,815,293
Other affiliated issuers (cost $554,398,572)	631,411,544
Total Investment in Securities (cost $4,418,283,913)		$5,021,409,470
Cash		6,299,116
Foreign currency held at value (cost $2,208,374)		2,160,627
Receivable for investments sold		10,001,835
Receivable for fund shares sold		1,926,892
Dividends receivable		7,599,069
Interest receivable		287,978
Distributions receivable from Fidelity Central Funds		80,768
Other receivables		62,246
Total assets		5,049,828,001
Liabilities
Payable for investments purchased	$18,053,742
Payable for fund shares redeemed	5,871,701
Accrued management fee	1,563,290
Payable for daily variation margin on futures contracts	488,425
Other payables and accrued expenses	580,774
Collateral on securities loaned	205,025,371
Total liabilities		231,583,303
Net Assets		$4,818,244,698
Net Assets consist of:
Paid in capital		$4,469,570,436
Total accumulated earnings (loss)		348,674,262
Net Assets		$4,818,244,698
Net Asset Value, offering price and redemption price per share ($4,818,244,698 ÷ 472,299,126 shares)		$10.20

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends:
Unaffiliated issuers		$101,902,773
Affiliated issuers		11,945,686
Non-Cash dividends		16,661,237
Interest		5,916,161
Income from Fidelity Central Funds (including $479,665 from security lending)		514,414
Income before foreign taxes withheld		136,940,271
Less foreign taxes withheld		(9,508,908)
Total income		127,431,363
Expenses
Management fee	$29,751,832
Accounting and security lending fees	521,164
Custodian fees and expenses	851,461
Independent trustees' fees and expenses	53,680
Registration fees	57,251
Audit	98,643
Legal	17,549
Miscellaneous	341,050
Total expenses before reductions	31,692,630
Expense reductions	(12,387,865)
Total expenses after reductions		19,304,765
Net investment income (loss)		108,126,598
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(30,107,368)
Fidelity Central Funds	9,267
Foreign currency transactions	(1,788,998)
Futures contracts	31,211,404
Capital gain distributions from underlying funds:
Unaffiliated issuers	5,201,048
Total net realized gain (loss)		4,525,353
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $56,260)	4,160,075
Affiliated issuers	11,581,023
Assets and liabilities in foreign currencies	(286,860)
Futures contracts	(22,927,293)
Total change in net unrealized appreciation (depreciation)		(7,473,055)
Net gain (loss)		(2,947,702)
Net increase (decrease) in net assets resulting from operations		$105,178,896

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$108,126,598	$77,358,567
Net realized gain (loss)	4,525,353	(86,864,085)
Change in net unrealized appreciation (depreciation)	(7,473,055)	(640,462,210)
Net increase (decrease) in net assets resulting from operations	105,178,896	(649,967,728)
Distributions to shareholders	(108,590,118)	(69,748,423)
Share transactions
Proceeds from sales of shares	778,953,889	1,059,692,349
Reinvestment of distributions	107,714,914	69,510,261
Cost of shares redeemed	(725,778,234)	(819,100,492)
Net increase (decrease) in net assets resulting from share transactions	160,890,569	310,102,118
Total increase (decrease) in net assets	157,479,347	(409,614,033)
Net Assets
Beginning of period	4,660,765,351	5,070,379,384
End of period	$4,818,244,698	$4,660,765,351
Other Information
Shares
Sold	75,927,054	96,882,174
Issued in reinvestment of distributions	9,678,318	7,458,183
Redeemed	(69,026,725)	(80,109,848)
Net increase (decrease)	16,578,647	24,230,509

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Emerging Markets Fund

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$10.23	$11.75	$9.14	$7.15	$9.47
Income from Investment Operations
Net investment income (loss)B	.23C	.17	.14	.10	.10
Net realized and unrealized gain (loss)	(.03)	(1.53)	2.62	1.99	(2.32)
Total from investment operations	.20	(1.36)	2.76	2.09	(2.22)
Distributions from net investment income	(.23)	(.16)	(.15)	(.10)	(.10)
Distributions from net realized gain	–	–	–D	(.01)	–
Total distributions	(.23)	(.16)	(.15)	(.10)E	(.10)
Net asset value, end of period	$10.20	$10.23	$11.75	$9.14	$7.15
Total ReturnF	1.80%	(11.48)%	30.23%	29.40%	(23.49)%
Ratios to Average Net AssetsG,H,I
Expenses before reductions	.64%	.66%	.70%	.60%	.50%
Expenses net of fee waivers, if any	.39%	.41%	.45%	.35%	.25%
Expenses net of all reductions	.39%	.40%	.45%	.35%	.24%
Net investment income (loss)	2.20%C	1.60%	1.36%	1.23%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$4,818,245	$4,660,765	$5,070,379	$4,599,443	$4,265,092
Portfolio turnover rateI	39%	57%	31%	23%	41%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.87%.

 D Amount represents less than $.005 per share.

 E Total distributions of $.10 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 I Amounts do not include the activity of Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2020

1. Organization.

Strategic Advisers Emerging Markets Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR). The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations in "Non-cash dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $56,823 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$830,042,088
Gross unrealized depreciation	(245,420,918)
Net unrealized appreciation (depreciation)	$584,621,170
Tax Cost	$4,436,788,300

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(234,855,303)
Net unrealized appreciation (depreciation) on securities and other investments	$584,279,483

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(234,855,303)

The Fund intends to elect to defer to its next fiscal year $636,836 of ordinary losses recognized during the period January 1, 2020 to February 29, 2020.

The tax character of distributions paid was as follows:

	February 29, 2020	February 28, 2019
Ordinary Income	$108,590,118	$ 69,748,423

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Emerging Markets Fund	2,000,492,174	1,799,253,806

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund redeemed 30,747,979 shares of Causeway Emerging Markets Fund-Investor Class in exchange for investments and cash with a value of $409,716,815. The Fund had a net realized gain of $54,053,566 on the Fund's redemptions of Causeway Emerging Markets Fund-Investor Class. The Fund recognized gains on the exchanges for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.20% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .60% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. Acadian Asset Management LLC, Causeway Capital Management, LLC, FIAM LLC, FIL Investment Advisors (an affiliate of the investment adviser), Schroder Investment Management North America, Inc., Somerset Capital Management LLP and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. Effective July 1, 2019 accounting fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. For the period, the total fees paid for accounting and administration of securities lending were equivalent to .01%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Emerging Markets Fund	$514

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by FMR. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Strategic Advisers Emerging Markets Fund	$12,243

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2022. During the period, this waiver reduced the Fund's management fee by $12,326,402.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $58,906 for the period.

In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,390 and $167, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity Emerging Markets Fund	12%
Fidelity SAI Emerging Markets Low Volatility Index Fund	32%

11. Coronavirus (Covid-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Emerging Markets Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the trustees oversees 14 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and a Director of Strategic Advisers LLC (2018-present). Previously, Mr. Hogan served as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), President of FMR Co., Inc. (2009-2018), a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of Fidelity Management & Research Company (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of Fidelity Management & Research Company (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Christine Marcks (1955)

Year of Election or Appointment: 2019

Member of the Advisory Board

Ms. Marcks also serves as Member of the Advisory Board of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2019 to February 29, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period-B September 1, 2019 to February 29, 2020
Actual	.38%	$1,000.00	$1,039.80	$1.93
Hypothetical-C		$1,000.00	$1,022.97	$1.91

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 6% and 1% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 86% and 64% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0060 and $0.0010 for the dividend paid April 8, 2019, and $0.2544 and $0.0264 for the dividend paid December 31, 2019.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers) and the sub-advisory agreements with Acadian Asset Management (Acadian), Causeway Capital Management, FIAM LLC (FIAM), FIL Investment Advisors (FIL), Schroder Investment Management North America, Inc. (SIMNA Inc.), Somerset Capital Management LLP (Somerset), and T. Rowe Price Associates, Inc. (T. Rowe Price) (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreements with FIL Investment Advisors (UK) Limited, Schroder Investment Management North America Limited, and T. Rowe Price International Ltd. (collectively, the Sub-Sub-Advisory Agreements and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2019 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board approved amendments to the fund's sub-advisory agreements with Acadian, FIL, SIMNA Inc., and Somerset to add certain exceptions to the most favored nation provision in each such sub-advisory agreement and, where applicable, to make other non-material amendments to the agreements. The Board noted that the other terms of each amended sub-advisory agreement are not materially different from those of the applicable existing sub-advisory agreement and that Acadian, FIL, SIMNA Inc., and Somerset each will continue to provide the same services to the fund.

In reaching its determination to renew the fund's Advisory Contracts and approve the amendments to the sub-advisory agreements described above (Amendments), the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the Amendments, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the Amendments is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the Amendments do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the Amendments was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2018, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one-year period and in the second quartile for the three- and five-year periods ended December 31, 2018. The Board also noted that the fund had out-performed 39%, 68%, and 53% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2018. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-, three-, and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2022 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.20%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2018.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2018.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2022.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the Amendments should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement and the approval of the Amendments do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot not be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SAE-ANN-0420
1.918359.109

Strategic Advisers® Fidelity® International Fund

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Annual Report

February 29, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following the end of this reporting period, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Fidelity® International Fund	5.10%	3.32%	5.93%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Fidelity® International Fund on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$17,784	Strategic Advisers® Fidelity® International Fund
$16,291	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -0.51% for the 12 months ending February 29, 2020, as the negative impact of the new coronavirus in early 2020 reversed a strong uptrend. For the first 10 months of the past year, international stocks gained ground as they benefited from accommodative monetary policies from central banks around the world, favorable economic growth and de-escalation of the U.S.–China trade conflict. However, in January, the outbreak and spread of the novel coronavirus in China became a growing concern for many investors, threatening global economic growth and corporate earnings. The index had a return of -2.68% for the month. The outbreak escalated globally in February, when the index returned -7.90% amid a surge of cases outside China and causing investors to generally favor safer asset classes. For the full 12 months, the energy (-17%) sector was hit hardest, as concerns about global growth and lack of demand for crude oil and natural gas pressured stocks. Materials (-8%) fared poorly, followed by financials (-5%). Conversely, the defensive health care (+10%) and utilities (+7%) sectors held up well, while information technology (+17%) led the way. Regionally, the U.K. (-7%) suffered from uncertainty tied to Brexit for most of the period, though Parliament approved a deal in January. Asia Pacific ex Japan (-3%) and emerging markets (-2%) lagged, whereas Europe ex U.K. (+3%), Canada (+2%) and Japan (+1) slightly outperformed.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year, the Fund gained 5.10%, handily outpacing the -0.34% return of the benchmark MSCI EAFE Index. During a period in which growth stocks and strategies outperformed their value-oriented counterparts, growth-oriented underlying managers emphasizing momentum and/or company quality delivered the best results. Fidelity® International Capital Appreciation Fund (+13%), which targets high-quality growth stocks, outperformed the benchmark by a large margin and was the top relative contributor. Fidelity® Diversified International Fund (+10%) – which follows a GARP (growth at a reasonable price) approach – also notably outperformed, led by stock picks in Europe ex U.K. and Japan, complemented by a sizable, out-of-benchmark allocation in emerging markets. Fidelity Overseas Fund (+8%) provided a further boost to the portfolio's relative result. This manager seeks to own high-quality companies purchased at attractive prices that he believes can outperform the market over the long term. On the downside, Fidelity® SAI® International Value Index Fund (-6%) was the largest relative detractor, as its style was out of favor the past 12 months. Despite this period's disappointing performance, I believe this fund helps balance the growth emphasis of the active managers in the portfolio. As of February 29, the portfolio was defensively positioned, reflecting heightened economic risk from the coronavirus pandemic.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2020

(excluding cash equivalents)

% of fund's net assets
Fidelity Overseas Fund	15.4
Fidelity Diversified International Fund	15.2
Fidelity International Discovery Fund	14.9
Fidelity International Capital Appreciation Fund	13.2
Fidelity SAI International Value Index Fund	11.9
Fidelity SAI International Low Volatility Index Fund	8.9
Fidelity Advisor Japan Fund Class I	3.0
Fidelity International Value Fund	2.1
Fidelity Pacific Basin Fund	1.8
Fidelity Advisor International Real Estate Fund Class I	1.0
87.4

Asset Allocation (% of fund's net assets)

As of February 29, 2020
Common Stocks	7.1%
Foreign Large Blend Funds	10.7%
Foreign Large Growth Funds	59.5%
Foreign Large Value Funds	14.0%
Foreign Small Mid Growth Funds	0.9%
Other	3.4%
Sector Funds	1.0%
Short-Term Investments and Net Other Assets (Liabilities)	3.4%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 7.1%
	Shares	Value
COMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.2%
Cellnex Telecom SA (a)	79,472	$3,874,597
HKT Trust/HKT Ltd. unit	3,791,000	5,670,694
Nippon Telegraph & Telephone Corp.	234,800	5,477,830
		15,023,121
Interactive Media & Services - 0.0%
Adevinta ASA Class B	148,360	1,562,570
Yahoo! Japan Corp.	442,500	1,612,298
		3,174,868
Media - 0.0%
Informa PLC	222,675	1,970,771
Schibsted ASA (A Shares)	76,356	1,946,016
		3,916,787
Wireless Telecommunication Services - 0.2%
SoftBank Group Corp.	222,100	10,318,393
Vodafone Group PLC	1,647,096	2,878,709
		13,197,102

TOTAL COMMUNICATION SERVICES		35,311,878

CONSUMER DISCRETIONARY - 0.8%
Auto Components - 0.1%
DENSO Corp.	169,400	6,627,740
Automobiles - 0.2%
Bayerische Motoren Werke AG (BMW)	34,271	2,261,294
Ferrari NV	18,511	2,915,813
Isuzu Motors Ltd.	264,700	2,493,373
Subaru Corp.	128,800	3,128,051
Suzuki Motor Corp.	55,600	2,235,650
Toyota Motor Corp.	44,800	2,941,779
		15,975,960
Hotels, Restaurants & Leisure - 0.1%
Aristocrat Leisure Ltd.	135,584	2,924,480
Compass Group PLC	82,389	1,815,231
Galaxy Entertainment Group Ltd.	104,000	686,440
SJM Holdings Ltd.	1,606,000	1,817,180
		7,243,331
Household Durables - 0.1%
Sony Corp.	111,600	6,879,904
Internet & Direct Marketing Retail - 0.1%
Delivery Hero AG (a)(b)	80,084	6,126,276
Ocado Group PLC (b)	115,140	1,595,061
Zozo, Inc.	47,000	659,726
		8,381,063
Leisure Products - 0.0%
Bandai Namco Holdings, Inc.	49,800	2,479,381
Multiline Retail - 0.0%
B&M European Value Retail SA	320,748	1,389,417
Specialty Retail - 0.0%
Nitori Holdings Co. Ltd.	10,600	1,470,693
Textiles, Apparel & Luxury Goods - 0.2%
adidas AG	11,645	3,278,629
Kering SA	3,610	2,035,694
LVMH Moet Hennessy Louis Vuitton SE	24,321	10,149,898
Moncler SpA	54,876	2,159,426
		17,623,647

TOTAL CONSUMER DISCRETIONARY		68,071,136

CONSUMER STAPLES - 0.7%
Beverages - 0.1%
Davide Campari-Milano SpA	200,458	1,675,988
Diageo PLC	190,805	6,807,842
Heineken NV (Bearer)	30,637	3,052,425
		11,536,255
Food & Staples Retailing - 0.1%
Koninklijke Ahold Delhaize NV	203,512	4,754,503
Seven & i Holdings Co. Ltd.	101,500	3,478,064
Tsuruha Holdings, Inc.	25,000	2,904,228
		11,136,795
Food Products - 0.2%
Danone SA	65,432	4,618,093
Kerry Group PLC Class A	24,345	3,106,155
Nestle SA (Reg. S)	86,309	8,881,699
		16,605,947
Personal Products - 0.2%
Kao Corp.	55,200	4,026,642
Kose Corp.	7,000	839,792
Shiseido Co. Ltd.	38,800	2,308,719
Unilever NV	124,452	6,570,727
Unilever PLC	53,264	2,863,467
		16,609,347
Tobacco - 0.1%
British American Tobacco PLC (United Kingdom)	128,486	5,080,241
Imperial Brands PLC	106,904	2,159,674
		7,239,915

TOTAL CONSUMER STAPLES		63,128,259

ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
BP PLC	2,334,305	12,128,134
Equinor ASA	165,112	2,543,101
Idemitsu Kosan Co. Ltd.	85,400	2,104,517
Lundin Petroleum AB	111,599	3,185,962
Total SA	237,389	10,260,515
Woodside Petroleum Ltd.	81,353	1,479,688
		31,701,917
FINANCIALS - 1.4%
Banks - 0.6%
Commonwealth Bank of Australia	55,885	2,977,306
DBS Group Holdings Ltd.	155,200	2,686,390
Intesa Sanpaolo SpA	2,439,087	5,929,707
KBC Groep NV	105,720	7,043,748
Lloyds Banking Group PLC	6,291,436	4,083,753
Mitsubishi UFJ Financial Group, Inc.	267,400	1,306,506
Mizrahi Tefahot Bank Ltd.	87,456	2,269,292
National Australia Bank Ltd.	381,959	6,285,552
Societe Generale Series A	133,957	3,795,892
Standard Chartered PLC (United Kingdom)	463,446	3,353,537
Sumitomo Mitsui Financial Group, Inc.	215,700	6,844,120
Svenska Handelsbanken AB (A Shares)	307,552	3,109,866
United Overseas Bank Ltd.	90,403	1,588,819
		51,274,488
Capital Markets - 0.2%
Amundi SA (a)	41,786	3,002,597
EQT AB (b)	198,560	2,903,804
Julius Baer Group Ltd.	45,709	1,922,890
London Stock Exchange Group PLC	26,794	2,631,815
Macquarie Group Ltd.	65,734	5,773,746
Standard Life PLC	1,291,999	4,630,982
		20,865,834
Diversified Financial Services - 0.1%
Investor AB (B Shares)	57,936	2,901,987
M&G PLC (b)	768,353	2,006,404
ORIX Corp.	177,400	2,865,110
		7,773,501
Insurance - 0.5%
AIA Group Ltd.	637,600	6,390,311
Allianz SE	13,479	2,936,399
AXA SA	286,291	6,654,645
NN Group NV	80,975	2,767,579
Prudential PLC	325,391	5,409,453
Swiss Re Ltd.	29,922	2,846,496
Talanx AG	39,158	1,749,144
Tokio Marine Holdings, Inc.	92,700	4,985,655
Zurich Insurance Group Ltd.	15,088	5,842,555
		39,582,237

TOTAL FINANCIALS		119,496,060

HEALTH CARE - 1.0%
Biotechnology - 0.1%
CSL Ltd.	25,959	5,232,937
Morphosys AG (b)	4,480	482,890
Morphosys AG sponsored ADR (b)	61,700	1,646,773
		7,362,600
Health Care Equipment & Supplies - 0.1%
Hoya Corp.	76,000	6,770,666
Olympus Corp.	109,300	1,988,194
Terumo Corp.	30,900	996,386
		9,755,246
Life Sciences Tools & Services - 0.1%
Lonza Group AG	12,822	5,116,462
Pharmaceuticals - 0.7%
Astellas Pharma, Inc.	282,200	4,445,186
AstraZeneca PLC (United Kingdom)	156,033	13,694,226
Bayer AG	68,503	4,981,953
Daiichi Sankyo Kabushiki Kaisha	38,300	2,340,043
Novartis AG	41,835	3,519,296
Roche Holding AG (participation certificate)	53,564	17,222,634
Sanofi SA	94,499	8,813,527
Takeda Pharmaceutical Co. Ltd.	84,900	2,931,901
Teva Pharmaceutical Industries Ltd. sponsored ADR (b)	196,400	2,264,492
UCB SA	42,160	3,903,424
		64,116,682

TOTAL HEALTH CARE		86,350,990

INDUSTRIALS - 1.0%
Aerospace & Defense - 0.1%
Airbus Group NV	20,167	2,434,129
MTU Aero Engines Holdings AG	12,114	2,997,279
		5,431,408
Air Freight & Logistics - 0.1%
Deutsche Post AG	140,028	4,214,555
DSV A/S	26,470	2,685,769
		6,900,324
Building Products - 0.1%
Agc, Inc.	105,000	3,017,801
Compagnie de St. Gobain	80,968	2,858,935
Daikin Industries Ltd.	11,900	1,624,583
		7,501,319
Commercial Services & Supplies - 0.0%
Park24 Co. Ltd.	74,100	1,444,765
Rentokil Initial PLC	192,122	1,202,079
		2,646,844
Construction & Engineering - 0.1%
Ferrovial SA	118,701	3,409,554
VINCI SA	71,881	7,263,412
		10,672,966
Electrical Equipment - 0.0%
Akasol AG (a)(b)(c)	19,900	742,158
Vestas Wind Systems A/S	24,944	2,406,606
		3,148,764
Industrial Conglomerates - 0.1%
Siemens AG	56,349	5,796,698
Machinery - 0.2%
Fanuc Corp.	24,400	4,006,820
Kawasaki Heavy Industries Ltd.	76,600	1,391,953
Makita Corp.	88,100	3,050,746
Minebea Mitsumi, Inc.	137,900	2,434,281
Nabtesco Corp.	40,400	1,090,718
Techtronic Industries Co. Ltd.	227,500	1,840,138
THK Co. Ltd.	123,900	2,840,763
		16,655,419
Marine - 0.0%
A.P. Moller - Maersk A/S Series B	1,076	1,085,803
Professional Services - 0.2%
Experian PLC	94,848	3,156,912
Recruit Holdings Co. Ltd.	123,000	4,285,500
RELX PLC (London Stock Exchange)	143,776	3,478,637
SR Teleperformance SA	17,425	4,250,852
		15,171,901
Road & Rail - 0.0%
ComfortDelgro Corp. Ltd.	1,554,900	2,176,793
Trading Companies & Distributors - 0.1%
Ashtead Group PLC	58,155	1,823,248
Itochu Corp.	207,800	4,742,256
MonotaRO Co. Ltd.	84,400	1,877,990
Rexel SA	269,957	3,337,020
		11,780,514

TOTAL INDUSTRIALS		88,968,753

INFORMATION TECHNOLOGY - 0.5%
Communications Equipment - 0.0%
Ericsson (B Shares)	490,741	3,936,102
Electronic Equipment & Components - 0.1%
Keyence Corp.	14,000	4,466,345
TDK Corp.	16,900	1,637,354
		6,103,699
IT Services - 0.1%
Atos Origin SA	38,660	2,908,679
Capgemini SA	35,421	3,925,258
Edenred SA	61,325	3,210,240
		10,044,177
Semiconductors & Semiconductor Equipment - 0.2%
ASM Pacific Technology Ltd.	122,900	1,456,038
ASML Holding NV (Netherlands)	13,853	3,841,342
Disco Corp.	3,500	709,994
Infineon Technologies AG	102,351	2,184,542
NXP Semiconductors NV	18,900	2,148,741
Renesas Electronics Corp. (b)	167,900	1,013,378
Tokyo Electron Ltd.	12,900	2,670,058
		14,024,093
Software - 0.1%
Dassault Systemes SA	11,271	1,788,296
Netcompany Group A/S (a)(b)	41,175	1,954,515
Oracle Corp. Japan	27,700	2,167,513
SAP SE	47,308	5,906,049
Temenos Group AG	11,422	1,633,086
		13,449,459

TOTAL INFORMATION TECHNOLOGY		47,557,530

MATERIALS - 0.4%
Chemicals - 0.1%
NOF Corp.	6,900	221,662
Shin-Etsu Chemical Co. Ltd.	38,600	4,346,347
Sika AG	17,435	3,120,928
		7,688,937
Construction Materials - 0.0%
CRH PLC	125,995	4,250,590
Metals & Mining - 0.2%
Anglo American PLC (United Kingdom)	264,030	6,211,959
Antofagasta PLC	195,726	1,934,613
BHP Billiton Ltd.	136,979	2,977,297
Newcrest Mining Ltd.	163,524	2,801,679
Rio Tinto PLC	70,603	3,323,962
		17,249,510
Paper & Forest Products - 0.1%
Stora Enso Oyj (R Shares)	217,127	2,573,159
Svenska Cellulosa AB (SCA) (B Shares)	302,838	2,905,852
UPM-Kymmene Corp.	88,409	2,720,540
		8,199,551

TOTAL MATERIALS		37,388,588

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Land Securities Group PLC	212,886	2,294,509
Real Estate Management & Development - 0.2%
Cheung Kong Property Holdings Ltd.	284,500	1,777,441
LEG Immobilien AG	36,190	4,345,862
Mitsubishi Estate Co. Ltd.	157,400	2,690,948
Mitsui Fudosan Co. Ltd.	80,500	1,849,052
Sino Land Ltd.	1,229,959	1,672,555
UOL Group Ltd.	391,600	2,072,002
Vonovia SE	93,011	5,032,643
		19,440,503

TOTAL REAL ESTATE		21,735,012

UTILITIES - 0.3%
Electric Utilities - 0.2%
CLP Holdings Ltd.	286,500	3,006,504
Enel SpA	685,784	5,755,914
Fortum Corp.	197,361	4,214,820
Iberdrola SA	271,496	3,108,140
SP AusNet	3,243,334	3,581,315
		19,666,693
Multi-Utilities - 0.1%
National Grid PLC	249,855	3,149,607
RWE AG	90,837	3,152,866
		6,302,473

TOTAL UTILITIES		25,969,166

TOTAL COMMON STOCKS
(Cost $594,897,310)		625,679,289

Equity Funds - 89.5%
Foreign Large Blend Funds - 10.7%
Fidelity Pacific Basin Fund (d)	4,884,671	156,211,773
Fidelity SAI International Low Volatility Index Fund (d)	76,635,551	783,215,335

TOTAL FOREIGN LARGE BLEND FUNDS		939,427,108

Foreign Large Growth Funds - 59.5%
Fidelity Advisor Overseas Fund Class I (d)	3,075,382	73,378,625
Fidelity Diversified International Fund (d)	35,429,112	1,328,945,986
Fidelity International Capital Appreciation Fund (d)	53,093,929	1,155,854,840
Fidelity International Discovery Fund (d)	31,395,938	1,306,698,955
Fidelity Overseas Fund (d)	28,325,907	1,352,562,045

TOTAL FOREIGN LARGE GROWTH FUNDS		5,217,440,451

Foreign Large Value Funds - 14.0%
Fidelity International Value Fund (d)	25,377,058	186,775,146
Fidelity SAI International Value Index Fund (d)	127,555,174	1,044,676,873

TOTAL FOREIGN LARGE VALUE FUNDS		1,231,452,019

Foreign Small Mid Growth Funds - 0.9%
Fidelity International Small Cap Opportunities Fund (d)	4,034,933	74,242,760
Sector Funds - 1.0%
Fidelity Advisor International Real Estate Fund Class I (d)	7,450,309	90,819,267
Other - 3.4%
Fidelity Advisor Japan Fund Class I (d)	17,892,292	261,585,312
Fidelity Japan Smaller Companies Fund (d)	2,607,622	38,462,431

TOTAL OTHER		300,047,743

TOTAL EQUITY FUNDS
(Cost $7,603,963,303)		7,853,429,348
	Principal Amount	Value

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 1.38% to 1.56% 3/5/20 to 5/28/20 (e)
(Cost $13,072,383)	13,101,000	13,077,116
	Shares	Value

Money Market Funds - 3.2%
Fidelity Securities Lending Cash Central Fund 1.60% (f)(g)	706,268	706,339
State Street Institutional U.S. Government Money Market Fund Premier Class 1.53% (h)	280,541,615	280,541,615
TOTAL MONEY MARKET FUNDS
(Cost $281,247,954)		281,247,954
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $8,493,180,950)		8,773,433,707
NET OTHER ASSETS (LIABILITIES) - 0.0%		2,570,919
NET ASSETS - 100%		$8,776,004,626

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME Nikkei 225 Index Contracts (United States)	250	March 2020	$26,287,500	$(3,111,386)	$(3,111,386)
ICE E-mini MSCI EAFE Index Contracts (United States)	2,591	March 2020	235,262,800	(26,691,690)	(26,691,691)
TOTAL FUTURES CONTRACTS					$(29,803,077)

The notional amount of futures purchased as a percentage of Net Assets is 3.0%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $348,916,261.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,700,143 or 0.2% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated Fund

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $13,077,116.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

 (h) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$168,580
Total	$168,580

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Advisor International Real Estate Fund Class I	$63,118,130	$25,451,997	$--	$3,795,591	$--	$2,249,140	$90,819,267
Fidelity Advisor Japan Fund Class I	163,992,431	96,084,391	--	3,388,281	--	1,508,490	261,585,312
Fidelity Advisor Overseas Fund Class I	69,718,920	--	--	1,076,384	--	3,659,705	73,378,625
Fidelity Diversified International Fund	875,174,842	381,965,204	--	17,429,767	--	71,805,940	1,328,945,986
Fidelity International Capital Appreciation Fund	719,283,460	369,952,798	--	36,687,689	--	66,618,582	1,155,854,840
Fidelity International Discovery Fund	892,560,870	384,145,359	--	30,439,046	--	29,992,726	1,306,698,955
Fidelity International Small Cap Opportunities Fund	71,579,704	--	--	907,860	--	2,663,056	74,242,760
Fidelity International Value Fund	200,478,758	--	--	7,486,232	--	(13,703,612)	186,775,146
Fidelity Japan Smaller Companies Fund	39,715,912	2,988,428	--	2,988,428	--	(4,241,909)	38,462,431
Fidelity Overseas Fund	866,297,158	437,116,252	--	18,416,309	--	49,148,635	1,352,562,045
Fidelity Pacific Basin Fund	142,143,921	--	--	1,260,245	--	14,067,852	156,211,773
Fidelity SAI International Low Volatility Index Fund	522,200,627	314,410,811	--	44,925,053	--	(53,396,103)	783,215,335
Fidelity SAI International Value Index Fund	597,997,103	552,816,152	--	36,644,466	--	(106,136,382)	1,044,676,873
Total	$5,224,261,836	$2,564,931,392	$--	$205,445,351	$--	$64,236,120	$7,853,429,348

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$35,311,878	$7,282,992	$28,028,886	$--
Consumer Discretionary	68,071,136	24,522,714	43,548,422	--
Consumer Staples	63,128,259	13,557,445	49,570,814	--
Energy	31,701,917	3,584,205	28,117,712	--
Financials	119,496,060	23,146,318	96,349,742	--
Health Care	86,350,990	25,684,677	60,666,313	--
Industrials	88,968,753	31,818,287	57,150,466	--
Information Technology	47,557,530	16,269,421	31,288,109	--
Materials	37,388,588	7,369,688	30,018,900	--
Real Estate	21,735,012	10,061,998	11,673,014	--
Utilities	25,969,166	6,587,819	19,381,347	--
Equity Funds	7,853,429,348	7,853,429,348	--	--
Other Short-Term Investments	13,077,116	--	13,077,116	--
Money Market Funds	281,247,954	281,247,954	--	--
Total Investments in Securities:	$8,773,433,707	$8,304,562,866	$468,870,841	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(29,803,077)	$(29,803,077)	$--	$--
Total Liabilities	$(29,803,077)	$(29,803,077)	$--	$--
Total Derivative Instruments:	$(29,803,077)	$(29,803,077)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(29,803,077)
Total Equity Risk	0	(29,803,077)
Total Value of Derivatives	$0	$(29,803,077)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $619,685) — See accompanying schedule: Unaffiliated issuers (cost $888,511,308)	$919,298,020
Fidelity Central Funds (cost $706,339)	706,339
Other affiliated issuers (cost $7,603,963,303)	7,853,429,348
Total Investment in Securities (cost $8,493,180,950)		$8,773,433,707
Foreign currency held at value (cost $153)		113
Receivable for investments sold		6,122,931
Receivable for fund shares sold		25,658,588
Dividends receivable		2,830,428
Interest receivable		308,884
Distributions receivable from Fidelity Central Funds		9,150
Other receivables		41,960
Total assets		8,808,405,761
Liabilities
Payable for investments purchased	$12,884,157
Payable for fund shares redeemed	16,357,993
Accrued management fee	139,860
Payable for daily variation margin on futures contracts	1,998,925
Other payables and accrued expenses	313,850
Collateral on securities loaned	706,350
Total liabilities		32,401,135
Net Assets		$8,776,004,626
Net Assets consist of:
Paid in capital		$8,455,370,143
Total accumulated earnings (loss)		320,634,483
Net Assets		$8,776,004,626
Net Asset Value, offering price and redemption price per share ($8,776,004,626 ÷ 892,093,046 shares)		$9.84

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends:
Unaffiliated issuers		$22,438,706
Affiliated issuers		129,695,483
Interest		8,120,500
Income from Fidelity Central Funds (including $168,580 from security lending)		168,580
Income before foreign taxes withheld		160,423,269
Less foreign taxes withheld		(1,664,586)
Total income		158,758,683
Expenses
Management fee	$21,434,054
Accounting and security lending fees	547,705
Custodian fees and expenses	63,045
Independent trustees' fees and expenses	83,777
Registration fees	575,876
Audit	84,164
Legal	23,112
Miscellaneous	56,169
Total expenses before reductions	22,867,902
Expense reductions	(19,883,458)
Total expenses after reductions		2,984,444
Net investment income (loss)		155,774,239
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,150,006
Fidelity Central Funds	(4)
Foreign currency transactions	(5,191)
Futures contracts	63,281,635
Capital gain distributions from underlying funds:
Affiliated issuers	75,749,868
Total net realized gain (loss)		144,176,314
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(7,113,364)
Affiliated issuers	64,236,120
Assets and liabilities in foreign currencies	(21,377)
Futures contracts	(56,805,197)
Total change in net unrealized appreciation (depreciation)		296,182
Net gain (loss)		144,472,496
Net increase (decrease) in net assets resulting from operations		$300,246,735

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$155,774,239	$87,240,396
Net realized gain (loss)	144,176,314	43,857,518
Change in net unrealized appreciation (depreciation)	296,182	(446,156,847)
Net increase (decrease) in net assets resulting from operations	300,246,735	(315,058,933)
Distributions to shareholders	(258,375,345)	(177,894,345)
Share transactions
Proceeds from sales of shares	3,774,008,211	2,777,134,794
Reinvestment of distributions	247,402,033	177,319,906
Cost of shares redeemed	(1,629,645,592)	(859,656,396)
Net increase (decrease) in net assets resulting from share transactions	2,391,764,652	2,094,798,304
Total increase (decrease) in net assets	2,433,636,042	1,601,845,026
Net Assets
Beginning of period	6,342,368,584	4,740,523,558
End of period	$8,776,004,626	$6,342,368,584
Other Information
Shares
Sold	370,690,605	281,711,364
Issued in reinvestment of distributions	23,664,443	18,585,063
Redeemed	(158,648,235)	(87,226,110)
Net increase (decrease)	235,706,813	213,070,317

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Fidelity International Fund

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$9.66	$10.69	$8.94	$8.19	$9.41
Income from Investment Operations
Net investment income (loss)B	.20	.16	.12	.14	.10
Net realized and unrealized gain (loss)	.31	(.85)	1.85	.76	(1.19)
Total from investment operations	.51	(.69)	1.97	.90	(1.09)
Distributions from net investment income	(.19)	(.15)	(.11)	(.13)	(.09)
Distributions from net realized gain	(.14)	(.20)	(.11)	(.02)	(.05)
Total distributions	(.33)	(.34)C	(.22)	(.15)	(.13)D
Net asset value, end of period	$9.84	$9.66	$10.69	$8.94	$8.19
Total ReturnE	5.10%	(6.41)%	22.01%	11.11%	(11.70)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.29%	.35%	.38%	.39%	.42%
Expenses net of fee waivers, if any	.04%	.10%	.13%	.14%	.17%
Expenses net of all reductions	.04%	.09%	.13%	.14%	.17%
Net investment income (loss)	1.97%	1.65%	1.16%	1.58%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$8,776,005	$6,342,369	$4,740,524	$3,593,237	$2,736,052
Portfolio turnover rateH	6%	9%	13%	14%	16%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.34 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.197 per share.

 D Total distributions of $.13 per share is comprised of distributions from net investment income of $.088 and distributions from net realized gain of $.046 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Amounts do not include the activity of Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2020

1. Organization.

Strategic Advisers Fidelity International Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $41,960 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$591,116,135
Gross unrealized depreciation	(324,683,764)
Net unrealized appreciation (depreciation)	$266,432,371
Tax Cost	$8,507,001,336

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$54,260,986
Net unrealized appreciation (depreciation) on securities and other investments	$266,415,457

The tax character of distributions paid was as follows:

	February 29, 2020	February 28, 2019
Ordinary Income	$169,053,723	$ 87,857,472
Long-term Capital Gains	89,321,622	90,036,873
Total	$258,375,345	$ 177,894,345

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity International Fund	2,991,843,589	413,736,852

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .27% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIL Investment Advisors and Geode Capital Management, LLC have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. Effective July 1, 2019 accounting fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. For the period, the total fees paid for accounting and administration of securities lending were equivalent to .01%.

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $23,093.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by FMR. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Strategic Advisers Fidelity International Fund	$18,573

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2022. During the period, this waiver reduced the Fund's management fee by $19,818,100.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $65,324 for the period.

In addition, through arrangements with the Fund's transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $34.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity Advisor International Real Estate Fund	53%
Fidelity Advisor Japan Fund	81%
Fidelity Advisor Overseas Fund	64%
Fidelity Diversified International Fund	16%
Fidelity International Capital Appreciation Fund	30%
Fidelity International Discovery Fund	20%
Fidelity International Value Fund	46%
Fidelity Overseas Fund	22%
Fidelity Pacific Basin Fund	18%
Fidelity SAI International Low Volatility Index Fund	27%
Fidelity SAI International Value Index Fund	98%

11. Coronavirus (Covid-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity International Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 13, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 14 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and a Director of Strategic Advisers LLC (2018-present). Previously, Mr. Hogan served as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), President of FMR Co., Inc. (2009-2018), a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of Fidelity Management & Research Company (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of Fidelity Management & Research Company (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Christine Marcks (1955)

Year of Election or Appointment: 2019

Member of the Advisory Board

Ms. Marcks also serves as Member of the Advisory Board of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2019 to February 29, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period-B September 1, 2019 to February 29, 2020
Actual	.03%	$1,000.00	$1,014.60	$.15
Hypothetical-C		$1,000.00	$1,024.71	$.15

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Fidelity International Fund voted to pay on April 9, 2020, to shareholders of record at the opening of business on April 8, 2020, a distribution of $0.057 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2020, $79,892,558, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 1% of the dividend distributed in December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 76% and 85% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividends distributed during the fiscal year as a section 199A dividend.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0024 and $0.0001 for the dividend paid April 8, 2019, and $0.1856 and $0.0162 for the dividend paid December 31, 2019.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Fidelity International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers) and the sub-advisory agreements with FIAM LLC (FIAM), FIL Investment Advisors (FIL), and Geode Capital Management, LLC (Geode) (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreement with FIL Investment Advisors (UK) Limited (the Sub-Sub-Advisory Agreement and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2019 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board approved amendments to the fund's sub-advisory agreements with FIL and Geode to add certain exceptions to the most favored nation provision in each such sub-advisory agreement and, where applicable, to make other non-material amendments to the agreements. The Board noted that the other terms of each amended sub-advisory agreement are not materially different from those of the applicable existing sub-advisory agreement and that FIL and Geode each will continue to provide the same services to the fund.

In reaching its determination to renew the fund's Advisory Contracts and approve the amendments to the sub-advisory agreements described above (Amendments), the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the Amendments, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the Amendments is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the Amendments do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the Amendments was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2018, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Fidelity International Fund

2018 Total Return % vs. Morningstar Foreign Large Blend and MSCI EAFE (Net MA):

75% beaten
25% beaten
Benchmark
Retail Class
-13.00
-14.00
-15.00
-16.00
-17.00
-18.00
-13.60
-13.73
-14.45
-17.20
12.00
10.00
8.00
6.00
4.00
2.00
10.86
9.56
6.01
3.14
6.00
4.00
2.00
0.00
-2.00
-4.00
-6.00
4.24
3.63
3.52
-4.56
1 Year
3 Year
5 Year

% Beaten

	1 Year	3 Year	5 Year
Retail Class	50%	32%	75%

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one-year period, in the third quartile for the three-year period, and in the first quartile for the five-year period ended December 31, 2018. The Board also noted that the fund had out-performed 50%, 32%, and 75% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2018. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and three-year periods and higher than its benchmark for the five-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2022 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.00%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Fidelity International Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2018.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2018.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund.The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2022.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the Amendments should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement and the approval of the Amendments do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot not be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SIL-ANN-0420
1.912839.109

Strategic Advisers® International Fund

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Annual Report

February 29, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following the end of this reporting period, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® International Fund	2.35%	2.63%	5.61%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International Fund on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$17,258	Strategic Advisers® International Fund
$16,291	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI ACWI (All Country World Index) ex USA Index returned -0.51% for the 12 months ending February 29, 2020, as the negative impact of the new coronavirus in early 2020 reversed a strong uptrend. For the first 10 months of the past year, international stocks gained ground as they benefited from accommodative monetary policies from central banks around the world, favorable economic growth and de-escalation of the U.S.–China trade conflict. However, in January, the outbreak and spread of the novel coronavirus in China became a growing concern for many investors, threatening global economic growth and corporate earnings. The index had a return of -2.68% for the month. The outbreak escalated globally in February, when the index returned -7.90% amid a surge of cases outside China and causing investors to generally favor safer asset classes. For the full 12 months, the energy (-17%) sector was hit hardest, as concerns about global growth and lack of demand for crude oil and natural gas pressured stocks. Materials (-8%) fared poorly, followed by financials (-5%). Conversely, the defensive health care (+10%) and utilities (+7%) sectors held up well, while information technology (+17%) led the way. Regionally, the U.K. (-7%) suffered from uncertainty tied to Brexit for most of the period, though Parliament approved a deal in January. Asia Pacific ex Japan (-3%) and emerging markets (-2%) lagged, whereas Europe ex U.K. (+3%), Canada (+2%) and Japan (+1) slightly outperformed.

Comments from Portfolio Manager Wilfred Chilangwa:  For the fiscal year, the Fund gained 2.35%, handily outpacing the -0.34% return of the benchmark MSCI EAFE Index. During a period in which growth stocks and strategies outperformed their value-oriented counterparts, growth-oriented underlying managers emphasizing momentum and/or company quality delivered the best results. The International Value strategy managed by sub-adviser MFS (+8%) – the Fund’s largest investment, on average – was the top relative contributor. This mandate has a quality bias resulting in a portfolio with a slight growth tilt that is typically less volatile than the broader market – two factors that worked well this period. William Blair Investment Management (+11%) also notably contributed versus the benchmark. This sub-adviser uses an opportunistic, quality growth strategy, with a bias toward emerging markets. On the downside, sub-adviser Causeway Capital Management (-6%) was the largest relative detractor the past 12 months. Its traditional value discipline, which seeks investment opportunities across the entire market-capitalization range, was out of favor this period. During the period, I increased the Fund's allocation to sub-advisers to about 54% of total assets, which included adding a new mandate from T. Rowe Price. As of February 29, the Fund was defensively positioned, reflecting heightened economic risk from the coronavirus pandemic.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2020

(excluding cash equivalents)	% of fund's net assets
Fidelity International Discovery Fund	6.7
iShares MSCI Japan ETF	5.5
Fidelity Diversified International Fund	4.1
Artisan International Value Fund Investor Class	3.7
Fidelity Overseas Fund	3.4
WCM Focused International Growth Fund Institutional Class	3.3
Oakmark International Fund Investor Class	3.2
JOHCM International Select Fund Class II Shares	3.0
Morgan Stanley Institutional Fund, Inc. International Equity Portfolio Class I	2.7
Pear Tree Polaris Foreign Value Fund Institutional Shares	1.8
37.4

Asset Allocation (% of fund's net assets)

As of February 29, 2020
Common Stocks	52.1%
Preferred Stocks	0.7%
Europe Stock Funds	0.8%
Foreign Large Blend Funds	10.7%
Foreign Large Growth Funds	21.2%
Foreign Large Value Funds	2.5%
Foreign Small Mid Growth Funds	0.7%
Foreign Small Mid Blend Funds	0.6%
Foreign Small Mid Value Funds	0.5%
Other	7.3%
Sector Funds	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.8%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Top Five Market Sectors as of February 29, 2020

(stocks only)	% of fund's net assets
Industrials	8.7
Financials	8.2
Information Technology	7.7
Consumer Staples	6.9
Health Care	6.0

Geographic Diversification (% of fund's net assets)

As of February 29, 2020
United States of America	48.8%
Japan	10.5%
United Kingdom	7.6%
Germany	5.9%
Switzerland	5.4%
France	5.1%
Netherlands	2.5%
Australia	1.2%
Cayman Islands	0.9%
Other	12.1%

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 52.1%
	Shares	Value
COMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 0.3%
BT Group PLC	180,189	$330,560
Hellenic Telecommunications Organization SA	493,286	7,018,264
Koninklijke KPN NV	1,117,066	2,709,295
KT Corp.	127,161	2,533,342
Nippon Telegraph & Telephone Corp.	1,175,200	27,417,147
Nippon Telegraph & Telephone Corp. sponsored ADR	49,968	1,163,255
Telecom Italia SpA (a)	1,301,248	723,717
Telefonica Deutschland Holding AG	351,184	924,032
Telstra Corp. Ltd.	656,047	1,465,920
		44,285,532
Entertainment - 0.3%
NetEase, Inc. ADR	28,710	9,150,164
Nintendo Co. Ltd.	68,300	22,896,517
Square Enix Holdings Co. Ltd.	149,100	6,013,212
TECMO KOEI HOLDINGS CO., LTD.	17,100	425,043
Tencent Music Entertainment Group ADR (a)	104,931	1,272,813
Vivendi SA	228,100	5,827,788
		45,585,537
Interactive Media & Services - 0.7%
Baidu.com, Inc. sponsored ADR (a)	297,456	35,688,771
Carsales.com Ltd.	180,526	1,905,179
Kakaku.com, Inc.	10,000	214,167
Kakao Corp.	18,965	2,716,370
Momo, Inc. ADR	9,557	268,743
NAVER Corp.	88,199	12,779,696
Scout24 AG (b)	106,966	7,037,705
Tencent Holdings Ltd.	602,700	30,559,727
Yahoo! Japan Corp.	2,093,100	7,626,444
Yandex NV Series A (a)	117,632	4,777,036
YY, Inc. ADR (a)	84,355	4,552,639
		108,126,477
Media - 0.2%
Altice Europe NV Class A (a)	46,343	246,122
Chinese Universe Publishing and Media Group Co. Ltd. (A Shares)	398,241	809,930
CyberAgent, Inc.	142,000	5,391,155
Eutelsat Communications	251,001	3,393,971
Hakuhodo DY Holdings, Inc.	42,800	499,585
Informa PLC	540,269	4,781,616
NOS SGPS	156,796	619,303
Stroer Out-of-Home Media AG	56,542	4,232,159
Telenet Group Holding NV	1,900	73,081
Television Francaise 1 SA	44,220	339,865
WPP PLC	751,412	7,219,615
		27,606,402
Wireless Telecommunication Services - 1.2%
Advanced Info Service PCL (For. Reg.)	1,031,300	6,537,559
China Mobile Ltd.	5,687,539	45,264,932
KDDI Corp.	1,143,800	32,316,423
SK Telecom Co. Ltd.	130,958	23,188,920
SoftBank Group Corp.	501,500	23,298,847
Tele2 AB (B Shares)	510,887	7,437,582
Vodafone Group PLC	19,472,600	34,033,202
Vodafone Group PLC sponsored ADR	577,911	10,113,443
		182,190,908

TOTAL COMMUNICATION SERVICES		407,794,856

CONSUMER DISCRETIONARY - 4.0%
Auto Components - 0.4%
Aisin Seiki Co. Ltd.	107,700	3,494,808
Autoliv, Inc. (depositary receipt)	70,517	4,812,500
Continental AG	17,252	1,972,902
Continental AG sponsored ADR	26,891	303,330
Eagle Industry Co. Ltd.	17,600	133,640
Koito Manufacturing Co. Ltd.	221,400	8,744,335
Kyb Corp. (a)	2,000	44,391
Magna International, Inc. Class A	206,607	9,466,733
Michelin CGDE Series B	61,163	6,554,639
Schaeffler AG	11,564	105,419
Stanley Electric Co. Ltd.	203,400	4,970,910
Sumitomo Electric Industries Ltd.	104,100	1,245,513
Sumitomo Rubber Industries Ltd.	274,500	2,857,996
Toyoda Gosei Co. Ltd.	20,500	438,281
Toyota Industries Corp.	227,300	12,033,034
TPR Co. Ltd.	19,100	266,508
Unipres Corp.	18,400	198,910
Valeo SA	61,458	1,562,341
Yokohama Rubber Co. Ltd.	78,000	1,270,592
Yorozu Corp.	17,400	207,619
		60,684,401
Automobiles - 0.4%
Bayerische Motoren Werke AG (BMW)	43,357	2,860,813
Daimler AG:
ADR	11,500	119,025
(Germany)	44,044	1,853,138
Ferrari NV	55,468	8,737,201
Fiat Chrysler Automobiles NV (Italy)	543,576	6,849,398
Honda Motor Co. Ltd.	130,500	3,347,906
Honda Motor Co. Ltd. sponsored ADR	47,864	1,228,190
Kia Motors Corp.	19,593	591,448
Maruti Suzuki India Ltd.	32,671	2,829,859
Peugeot Citroen SA	145,991	2,829,170
Renault SA	15,566	462,690
Suzuki Motor Corp.	142,800	5,741,921
Toyota Motor Corp.	241,500	15,858,030
Volkswagen AG	14,580	2,476,578
Yamaha Motor Co. Ltd.	29,000	464,602
		56,249,969
Distributors - 0.0%
Inchcape PLC	970,863	7,257,137
Diversified Consumer Services - 0.1%
TAL Education Group ADR (a)	162,509	8,838,865
Hotels, Restaurants & Leisure - 0.7%
Aristocrat Leisure Ltd.	348,920	7,526,033
Autogrill SpA	85,292	689,530
Basic-Fit NV (a)(b)	43,623	1,449,654
Carnival PLC	62,858	1,988,250
Collins Foods Ltd.	95,921	549,892
Compass Group PLC	2,280,616	50,247,552
CVC Brasil Operadora e Agencia de Viagens SA	128,400	738,776
Evolution Gaming Group AB (b)	112,576	4,102,498
Galaxy Entertainment Group Ltd.	811,000	5,352,912
Gaming VC Holdings SA	6,800	69,912
Greggs PLC	197,638	5,325,832
Herfy Food Services Co.	19,039	239,542
Huazhu Group Ltd. ADR	61,622	2,079,743
InterContinental Hotel Group PLC	51,813	2,870,838
Jumbo Interactive Ltd.	11,271	81,135
Paddy Power Betfair PLC (c)	47,440	5,103,877
SSP Group PLC	246,337	1,629,067
Sushiro Global Holdings Ltd.	23,400	1,670,499
TUI AG	484,100	3,864,765
Wolverhampton & Dudley Breweries PLC	420,484	487,908
Yum China Holdings, Inc.	196,041	8,584,635
		104,652,850
Household Durables - 0.4%
Barratt Developments PLC	333,248	3,289,687
Bellway PLC	10,512	508,744
Panasonic Corp.	1,132,900	10,745,609
Persimmon PLC	457,155	16,901,879
Redrow PLC	71,328	692,980
Sekisui House Ltd.	172,700	3,389,634
Sony Corp.	430,400	26,533,248
Taylor Wimpey PLC	1,088,460	2,874,163
Vistry Group PLC	7,815	129,329
		65,065,273
Internet & Direct Marketing Retail - 0.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	160,649	33,414,992
ASOS PLC (a)	145,607	5,724,340
Rakuten, Inc.	1,181,000	9,887,289
Zalando SE (a)(b)	111,006	4,960,513
		53,987,134
Leisure Products - 0.1%
Sega Sammy Holdings, Inc.	568,900	7,505,514
Technogym SpA (b)	186,086	1,965,149
		9,470,663
Multiline Retail - 0.1%
Debenhams PLC (a)(d)	913,233	12
Lojas Renner SA	177,770	2,118,818
Magazine Luiza SA	306,200	3,459,206
Wesfarmers Ltd.	125,728	3,329,459
		8,907,495
Specialty Retail - 0.2%
Adastria Co. Ltd.	23,300	378,036
Dufry AG	30,080	2,207,457
Dunelm Group PLC	124,992	1,784,352
EDION Corp.	21,900	183,955
Esprit Holdings Ltd. (a)	2,061,800	343,854
Gulliver International Co. Ltd.	58,900	279,592
H&M Hennes & Mauritz AB (B Shares)	287,237	5,212,809
John David Group PLC	75,479	722,047
Jumbo SA	8,796	138,958
Kingfisher PLC	2,861,440	7,020,262
Kingfisher PLC ADR	61,868	298,977
Mekonomen AB	72,028	569,605
Mr Price Group Ltd.	104,681	1,028,157
Pets At Home Group PLC	58,706	196,273
Premier Investments Ltd.	20,331	223,304
Super Retail Group Ltd.	116,970	617,983
USS Co. Ltd.	711,400	11,252,071
WH Smith PLC	90,300	2,262,402
		34,720,094
Textiles, Apparel & Luxury Goods - 1.3%
adidas AG	77,107	21,709,337
adidas AG sponsored ADR	500	69,580
Burberry Group PLC	250,521	5,398,678
Compagnie Financiere Richemont SA Series A	558,528	38,287,737
ECLAT Textile Co. Ltd.	130,000	1,523,139
Essilor International SA	171,295	23,481,074
Gildan Activewear, Inc.	41,204	997,983
Hermes International SCA	5,789	4,083,542
Kering SA	34,069	19,211,648
Li Ning Co. Ltd.	1,875,500	4,932,360
lululemon athletica, Inc. (a)	35,794	7,781,974
LVMH Moet Hennessy Louis Vuitton SE	106,220	44,328,859
Moncler SpA	237,059	9,328,509
Pandora A/S	8,124	366,087
Puma AG	94,657	7,338,975
Samsonite International SA (b)	1,815,000	3,143,361
Seiko Holdings Corp.	35,900	696,632
Shenzhou International Group Holdings Ltd.	291,000	3,574,503
Swatch Group AG (Bearer) (Reg.)	5,657	244,722
Titan Co. Ltd.	144,171	2,493,314
		198,992,014

TOTAL CONSUMER DISCRETIONARY		608,825,895

CONSUMER STAPLES - 6.6%
Beverages - 1.3%
Carlsberg A/S Series B	18,803	2,486,843
Coca-Cola European Partners PLC	54,937	2,799,590
Coca-Cola West Co. Ltd.	154,900	3,568,760
Diageo PLC	1,785,141	63,693,081
Fever-Tree Drinks PLC	61,985	1,014,280
Heineken Holding NV	126,096	11,197,023
Heineken NV (Bearer)	283,089	28,204,721
ITO EN Ltd.	446,200	19,691,378
Kirin Holdings Co. Ltd.	478,000	9,195,717
Kweichow Moutai Co. Ltd. (A Shares)	33,807	5,110,734
Pernod Ricard SA	267,427	43,610,419
Royal Unibrew A/S	27,863	2,410,585
		192,983,131
Food & Staples Retailing - 0.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	263,611	8,005,054
Bidcorp Ltd.	77,956	1,410,583
Carrefour SA	1,045,423	18,055,514
Coles Group Ltd.	322,243	2,983,037
Kato Sangyo	7,800	217,671
Kobe Bussan Co. Ltd.	8,200	299,156
Matsumotokiyoshi Holdings Co. Ltd.	97,800	3,205,294
Qol Holdings Co. Ltd.	16,800	193,451
Seven & i Holdings Co. Ltd.	712,300	24,408,129
Seven & i Holdings Co. Ltd. ADR	4,000	67,400
Tesco PLC	4,688,800	13,970,444
Welcia Holdings Co. Ltd.	60,200	3,627,851
Woolworths Group Ltd.	135,277	3,419,297
Yokohama Reito Co. Ltd.	10,300	81,457
		79,944,338
Food Products - 2.3%
AarhusKarlshamn AB	80,492	1,389,788
Aryzta AG (a)	4,073,531	3,508,015
Associated British Foods PLC	59,014	1,723,154
Ausnutria Dairy Hunan Co. Ltd. (H Shares) (c)	88,000	142,019
Bakkafrost	25,595	1,626,293
China Mengniu Dairy Co. Ltd.	922,000	3,305,953
Danone SA	850,821	60,049,683
Ezaki Glico Co. Ltd.	216,700	8,930,387
JBS SA	38,600	195,939
Kerry Group PLC Class A	217,620	27,765,923
Kotobuki Spirits Co. Ltd.	4,900	235,778
La Doria SpA	17,325	157,402
Lindt & Spruengli AG (participation certificate)	217	1,698,987
Marine Harvest ASA	289,900	6,141,515
Nestle SA (Reg. S)	1,924,498	198,042,047
New Hampshire Foods Ltd.	45,000	1,698,034
Nissin Food Holdings Co. Ltd.	84,100	6,627,573
Toyo Suisan Kaisha Ltd.	492,900	19,535,949
Vitasoy International Holdings Ltd.	296,000	1,061,347
WH Group Ltd. (b)	2,001,000	2,033,088
WH Group Ltd. ADR	4,700	95,645
Wilmar International Ltd.	2,128,200	6,065,729
		352,030,248
Household Products - 0.5%
Colgate-Palmolive Co.	391,834	26,476,223
Reckitt Benckiser Group PLC	679,436	50,205,459
Unicharm Corp.	5,100	165,398
		76,847,080
Personal Products - 1.5%
Kao Corp.	645,100	47,057,730
Kobayashi Pharmaceutical Co. Ltd.	268,700	19,555,859
Kose Corp.	30,900	3,707,083
L'Oreal SA	276,611	74,348,709
LG Household & Health Care Ltd.	536	544,989
Pola Orbis Holdings, Inc.	85,000	1,626,553
Rohto Pharmaceutical Co. Ltd.	437,500	12,452,485
Shiseido Co. Ltd.	143,300	8,526,788
Unilever NV	149,716	7,904,598
Unilever PLC	793,173	42,640,896
Unilever PLC sponsored ADR	78,987	4,259,769
		222,625,459
Tobacco - 0.5%
British American Tobacco PLC (United Kingdom)	1,367,445	54,067,763
Imperial Brands PLC	377,000	7,616,152
Japan Tobacco, Inc.	412,900	8,207,469
		69,891,384

TOTAL CONSUMER STAPLES		994,321,640

ENERGY - 1.7%
Energy Equipment & Services - 0.1%
BW Offshore Ltd. (a)(c)	188,926	750,442
Core Laboratories NV	115,795	3,107,938
The Drilling Co. of 1972 A/S (a)	47,800	2,116,632
WorleyParsons Ltd.	625,240	5,099,554
		11,074,566
Oil, Gas & Consumable Fuels - 1.6%
BP PLC	8,260,270	42,917,126
BW Energy Ltd. (c)	1,681	3,058
BW LPG Ltd. (b)	37,890	236,524
Cairn Energy PLC (a)	2,762,006	5,021,296
Eni SpA	1,415,139	17,631,419
EnQuest PLC (a)	797,199	214,229
Equinor ASA	508,043	7,825,019
Galp Energia SGPS SA Class B	754,173	10,403,211
Gazprom OAO	1,586,840	4,890,239
Gulf Keystone Petroleum Ltd.	8,842	16,972
Hindustan Petroleum Corp. Ltd.	151,255	411,922
Idemitsu Kosan Co. Ltd.	270,000	6,653,625
Japan Petroleum Exploration Co. Ltd.	26,600	569,930
JX Holdings, Inc.	2,677,600	10,773,951
Lukoil PJSC	17,307	1,497,850
Lundin Petroleum AB	12,663	361,507
Neste Oyj	252,996	10,111,273
Oil Search Ltd. ADR	1,563,975	5,593,495
OMV AG	30,038	1,258,051
Ovintiv, Inc. (c)	1,101,978	12,733,603
Parkland Fuel Corp. (c)	45,837	1,441,104
Premier Oil PLC (a)	406,018	413,504
Reliance Industries Ltd.	412,307	7,551,961
Royal Dutch Shell PLC:
Class B sponsored ADR (c)	206,700	9,204,351
Class B (United Kingdom)	1,111,199	24,085,505
Santos Ltd.	1,366,625	6,080,666
TC Energy Corp.	70,071	3,652,201
Total SA	1,130,888	48,879,659
VERBIO Vereinigte BioEnergie AG	52,208	555,260
Vopak NV	8,332	396,642
		241,385,153

TOTAL ENERGY		252,459,719

FINANCIALS - 8.2%
Banks - 3.5%
ABN AMRO Group NV GDR (b)	381,648	5,234,432
AIB Group PLC	5,239,150	12,225,045
Australia & New Zealand Banking Group Ltd.	411,110	6,629,944
Banco Bilbao Vizcaya Argentaria SA	2,689,637	12,881,445
Banco de Sabadell SA	401,417	352,320
Banco Santander SA (Spain)	1,299,044	4,801,733
Barclays PLC	14,831,504	28,424,462
Barclays PLC sponsored ADR	156,300	1,203,510
BNP Paribas SA	1,060,966	51,499,618
BNP Paribas SA ADR	5,700	137,883
CaixaBank SA	4,557,320	11,713,374
Canadian Imperial Bank of Commerce	114,559	8,719,201
Chiba Bank Ltd.	704,900	3,483,327
China Merchants Bank Co. Ltd. (H Shares)	2,357,500	11,114,577
Commerzbank AG	230,585	1,332,606
Credicorp Ltd. (United States)	30,380	5,506,983
Danske Bank A/S	633,635	9,823,224
DBS Group Holdings Ltd.	925,800	16,024,868
DNB ASA	639,769	10,715,684
Erste Group Bank AG	83,197	2,848,119
Fukuoka Financial Group, Inc.	9,300	141,750
Grupo Financiero Banorte S.A.B. de CV Series O	1,011,132	5,478,185
HDFC Bank Ltd.	955,372	15,601,046
ING Groep NV:
(Certificaten Van Aandelen)	2,773,798	26,561,445
sponsored ADR	88,168	836,714
Intesa Sanpaolo SpA	10,566,189	25,687,645
Jyske Bank A/S (Reg.)	87,791	3,023,596
KB Financial Group, Inc.	27,839	890,078
KBC Groep NV	326,981	21,785,582
Lloyds Banking Group PLC	12,104,902	7,857,257
Mebuki Financial Group, Inc.	1,164,500	2,278,041
Mediobanca SpA	1,101,014	10,011,991
Mitsubishi UFJ Financial Group, Inc.	4,792,000	23,413,519
National Bank of Canada	176,800	9,190,044
Nordea Bank ABP:
ADR	14,300	111,540
(Stockholm Stock Exchange)	120,082	947,727
North Pacific Bank Ltd.	1,036,500	1,960,375
PT Bank Central Asia Tbk	5,580,100	12,231,688
PT Bank Rakyat Indonesia Tbk	21,536,900	6,289,570
Societe Generale Series A	141,469	4,008,757
Standard Chartered PLC (United Kingdom)	671,119	4,856,278
Sumitomo Mitsui Financial Group, Inc.	937,100	29,734,006
Sumitomo Mitsui Trust Holdings, Inc.	153,800	5,221,439
Svenska Handelsbanken AB (A Shares)	1,945,863	19,675,933
Swedbank AB (A Shares)	453,172	6,882,870
Sydbank A/S	116,406	2,153,798
The Hachijuni Bank Ltd.	691,500	2,365,692
The Toronto-Dominion Bank	172,792	8,887,733
TISCO Financial Group PCL	704,900	2,200,718
Turkiye Halk Bankasi A/S (a)	484,110	464,628
Turkiye Is Bankasi A/S Series C (a)	1,477,591	1,354,098
UniCredit SpA	3,735,482	48,035,483
United Overseas Bank Ltd.	448,600	7,884,075
Valiant Holding AG	1,991	198,150
Yapi ve Kredi Bankasi A/S (a)	272,103	100,007
		522,993,813
Capital Markets - 1.5%
3i Group PLC	700,195	9,216,799
Anima Holding SpA (b)	14,681	64,817
Ashmore Group PLC	277,411	1,675,740
ASX Ltd.	27,743	1,339,945
Azimut Holding SpA	120,924	2,578,549
Banca Generali SpA	118,904	3,696,138
BM&F BOVESPA SA	557,300	5,981,887
Brewin Dolphin Holding PLC	186,156	731,012
Brookfield Asset Management, Inc. (Canada) Class A	269,298	16,104,713
BT Investment Management Ltd.	105,054	506,437
Close Brothers Group PLC	72,649	1,209,132
Daiwa Securities Group, Inc.	1,678,000	7,143,868
Deutsche Borse AG	66,778	10,507,768
Euronext NV (b)	328,698	27,403,766
GAM Holding Ltd. (a)	205,098	694,480
Hargreaves Lansdown PLC	50,347	1,010,732
HFA Holdings Ltd.	58,623	114,570
Hithink RoyalFlush Information Network Co. Ltd. (A Shares)	103,658	1,830,781
Hong Kong Exchanges and Clearing Ltd.	309,400	10,153,242
IG Group Holdings PLC	620,955	5,417,156
Intermediate Capital Group PLC	317,536	6,567,009
JAFCO Co. Ltd.	18,300	696,472
Julius Baer Group Ltd.	403,812	16,987,600
Jupiter Fund Management PLC	142,203	556,157
London Stock Exchange Group PLC	113,522	11,150,590
Macquarie Group Ltd.	284,402	24,980,451
Partners Group Holding AG	11,152	9,677,944
President Securities Corp.	619,000	280,780
St. James's Place Capital PLC	351,966	4,666,667
Standard Life PLC	499,887	1,791,772
Tullett Prebon PLC	85,526	403,525
UBS Group AG	3,470,749	38,222,143
XP, Inc. Class A (a)	37,216	1,289,534
		224,652,176
Consumer Finance - 0.1%
AEON Financial Service Co. Ltd.	712,200	10,353,510
Cembra Money Bank AG	1,849	208,114
Flexigroup Ltd.	163,343	163,339
JACCS Co. Ltd.	5,400	108,441
Resurs Holding AB (b)	23,123	125,165
		10,958,569
Diversified Financial Services - 0.4%
Banca Farmafactoring SpA (b)	64,610	397,395
Banca Mediolanum S.p.A.	80,478	657,752
Challenger Ltd.	1,773,287	10,500,839
Element Financial Corp.	1,024,700	9,588,551
EXOR NV	35,000	2,499,640
Fuyo General Lease Co. Ltd.	4,500	254,079
Grenkeleasing AG (c)	19,530	1,829,086
Groupe Bruxelles Lambert SA	80,200	7,290,565
Investor AB (B Shares)	133,500	6,686,953
Lundbergfoeretagen AB	11,523	477,989
M&G PLC (a)	805,040	2,102,205
Mitsubishi UFJ Lease & Finance Co. Ltd.	725,400	4,149,562
ORIX Corp.	907,700	14,659,868
Plus500 Ltd.	16,664	204,980
Zenkoku Hosho Co. Ltd.	46,100	1,728,857
		63,028,321
Insurance - 2.7%
AEGON NV	473,100	1,610,379
AEGON NV (NY Reg.)	443,060	1,497,543
AIA Group Ltd.	4,963,600	49,747,411
Allianz SE	148,376	32,323,696
Aon PLC	95,179	19,797,232
Assicurazioni Generali SpA	194,091	3,503,603
Aviva PLC	6,994,029	32,036,232
AXA SA	972,900	22,614,416
BB Seguridade Participacoes SA	156,600	1,115,345
Beazley PLC	344,926	2,391,069
CNP Assurances	97,156	1,526,931
Coface SA	54,573	599,727
Dai-ichi Mutual Life Insurance Co.	313,300	4,294,586
Direct Line Insurance Group PLC	2,286,622	9,114,909
Fairfax Financial Holdings Ltd. (sub. vtg.)	17,993	7,750,965
Helvetia Holding AG (Reg.)	2,499	332,922
Hiscox Ltd.	1,436,675	22,868,126
IRB Brasil Resseguros SA	343,300	2,552,545
Legal & General Group PLC	662,178	2,243,376
Manulife Financial Corp.	533,436	8,965,778
MAPFRE SA (Reg.)	341,254	767,588
Menora Mivtachim Holdings Ltd.	9,590	113,194
MS&AD Insurance Group Holdings, Inc.	303,600	9,803,809
MS&AD Insurance Group Holdings, Inc. ADR	5,200	82,316
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	54,836	14,208,983
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen ADR	7,100	181,263
NKSJ Holdings, Inc.	352,200	13,113,621
NN Group NV	76,892	2,628,029
PICC Property & Casualty Co. Ltd. (H Shares)	8,006,000	8,288,444
Ping An Insurance Group Co. of China Ltd. (H Shares)	1,966,500	22,403,147
Poste Italiane SpA (b)	134,883	1,444,943
Prudential PLC	1,409,299	23,428,848
RSA Insurance Group PLC	671,045	4,488,340
Saga PLC	297,511	123,866
Sampo Oyj (A Shares)	134,216	5,484,329
Societa Cattolica Di Assicurazioni SCRL	63,075	463,792
Storebrand ASA (A Shares)	1,042,912	6,688,990
Sun Life Financial, Inc.	275,376	11,897,228
Swiss Life Holding AG	7,416	3,404,819
Swiss Re Ltd.	81,552	7,758,085
T&D Holdings, Inc.	32,100	316,953
Talanx AG	84,700	3,783,454
Tokio Marine Holdings, Inc.	310,800	16,715,657
Tokio Marine Holdings, Inc. ADR	2,184	115,665
Tryg A/S	52,862	1,483,229
Unipol Gruppo SpA	156,166	778,106
Zurich Insurance Group Ltd.	57,528	22,276,677
		409,130,166
Thrifts & Mortgage Finance - 0.0%
Indiabulls Housing Finance Ltd.	33,215	128,141
Paragon Banking Group PLC	80,784	475,171
		603,312

TOTAL FINANCIALS		1,231,366,357

HEALTH CARE - 6.0%
Biotechnology - 0.2%
Abcam PLC	86,935	1,294,662
Ascendis Pharma A/S sponsored ADR (a)	17,631	2,298,730
CSL Ltd.	84,112	16,955,691
Genmab A/S (a)	31,557	7,136,097
Genmab A/S ADR	25,500	580,890
Seegene, Inc. (a)	17,776	540,299
Vitrolife AB	64,973	1,103,641
		29,910,010
Health Care Equipment & Supplies - 1.3%
Alcon, Inc. (Switzerland) (a)	55,544	3,396,594
ASAHI INTECC Co. Ltd.	182,600	4,377,931
Carl Zeiss Meditec AG	29,087	3,094,393
Coloplast A/S Series B	79,089	10,617,339
Elekta AB (B Shares) (c)	431,483	4,579,751
GN Store Nord A/S	109,598	6,115,796
Hoya Corp.	230,500	20,534,716
Koninklijke Philips Electronics NV	1,090,021	46,679,270
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.) (c)	28,240	1,211,496
Nihon Kohden Corp.	490,300	14,591,721
Olympus Corp.	1,307,000	23,774,652
Osstem Implant Co. Ltd. (a)	12,166	329,260
Siemens Healthineers AG (b)	165,824	6,780,194
Smith & Nephew PLC	513,372	11,517,734
Terumo Corp.	1,142,500	36,840,488
		194,441,335
Health Care Providers & Services - 0.4%
Aier Eye Hospital Group Co. Ltd. (A Shares)	496,000	2,837,549
Amplifon SpA	90,241	2,588,879
Australian Pharmaceutical Industries Ltd.	80,943	63,013
Estia Health Ltd.	40,075	50,125
Fresenius SE & Co. KGaA	462,867	21,951,512
Medipal Holdings Corp.	140,000	2,559,614
Notre Dame Intermedica Participacoes SA	234,000	3,308,621
Orpea	25,063	3,252,019
Sigma Healthcare Ltd.	368,393	133,194
Sinopharm Group Co. Ltd. (H Shares)	1,896,021	5,849,815
Sonic Healthcare Ltd.	389,490	7,307,518
Spire Healthcare Group PLC (b)	91,336	136,052
Suzuken Co. Ltd.	26,200	868,394
		50,906,305
Life Sciences Tools & Services - 0.2%
Clinigen Group PLC	36,651	339,090
Evotec OAI AG (a)(c)	112,665	2,743,044
ICON PLC (a)	40,196	6,272,988
Lonza Group AG	47,898	19,113,111
Sartorius Stedim Biotech	19,500	3,735,303
Tecan Group AG	6,373	1,784,526
		33,988,062
Pharmaceuticals - 3.9%
Astellas Pharma, Inc.	2,434,400	38,346,427
AstraZeneca PLC:
(United Kingdom)	250,254	21,963,526
sponsored ADR	185,011	8,103,482
Bayer AG	992,032	72,146,571
Bayer AG sponsored ADR	88,631	1,597,131
Chugai Pharmaceutical Co. Ltd.	43,500	4,724,666
Daiichi Sankyo Kabushiki Kaisha	53,800	3,287,057
Dainippon Sumitomo Pharma Co. Ltd.	10,400	150,514
Eisai Co. Ltd.	35,600	2,634,189
GlaxoSmithKline PLC sponsored ADR	347,326	14,077,123
H Lundbeck A/S	7,691	268,132
Ipsen SA	48,526	3,172,132
Kyowa Hakko Kirin Co., Ltd.	312,000	7,434,081
Novartis AG	1,116,834	93,951,706
Novartis AG sponsored ADR	25,079	2,105,633
Novo Nordisk A/S:
Series B	835,499	48,951,017
Series B sponsored ADR	47,419	2,756,466
Ono Pharmaceutical Co. Ltd.	65,800	1,348,211
Orion Oyj (B Shares)	32,556	1,299,323
Otsuka Holdings Co. Ltd.	284,000	10,742,815
Roche Holding AG:
(participation certificate)	378,815	121,801,812
sponsored ADR	133,321	5,318,175
Sanofi SA	376,128	35,079,887
Santen Pharmaceutical Co. Ltd.	2,332,900	37,461,365
Shionogi & Co. Ltd.	100,400	5,404,535
Takeda Pharmaceutical Co. Ltd.	1,272,900	43,957,795
Takeda Pharmaceutical Co. Ltd. ADR	226,271	3,914,488
UCB SA	11,909	1,102,606
		593,100,865

TOTAL HEALTH CARE		902,346,577

INDUSTRIALS - 8.7%
Aerospace & Defense - 0.7%
Airbus Group NV	168,412	20,327,096
Chemring Group PLC	41,521	128,941
Dassault Aviation SA	3,000	3,141,872
Leonardo SpA	159,766	1,638,487
Meggitt PLC	1,585,449	11,164,869
MTU Aero Engines Holdings AG	45,793	11,330,227
QinetiQ Group PLC	234,119	1,047,893
Rolls-Royce Holdings PLC	4,206,780	33,854,398
Safran SA	134,981	18,685,205
Senior Engineering Group PLC	325,958	593,822
		101,912,810
Air Freight & Logistics - 0.3%
Deutsche Post AG	858,133	25,828,042
DSV A/S	99,962	10,142,607
Kintetsu World Express, Inc.	12,000	188,355
Yamato Holdings Co. Ltd.	272,000	4,292,082
		40,451,086
Airlines - 0.4%
Air France KLM (Reg.) (a)	1,225,067	9,355,959
Deutsche Lufthansa AG	228,439	3,021,084
Japan Airlines Co. Ltd.	288,700	7,104,895
Qantas Airways Ltd.	2,586,208	9,316,862
Ryanair Holdings PLC sponsored ADR (a)	512,451	36,732,488
		65,531,288
Building Products - 0.5%
Agc, Inc.	49,700	1,428,426
Agc, Inc. ADR	9,900	54,054
ASSA ABLOY AB (B Shares)	71,132	1,599,698
Belimo Holding AG (Reg.)	233	1,523,769
Central Glass Co. Ltd.	10,400	197,856
Compagnie de St. Gobain	146,589	5,175,977
Daikin Industries Ltd.	231,100	31,549,671
Geberit AG (Reg.)	21,394	10,675,631
GWA Group Ltd.	38,814	82,683
Kingspan Group PLC (Ireland)	108,116	6,808,132
Nibe Industrier AB (B Shares)	122,992	2,002,513
Sanwa Holdings Corp.	78,200	719,214
Toto Ltd.	315,400	11,974,439
ZBOM Home Collection Co. Ltd.	96,400	275,194
		74,067,257
Commercial Services & Supplies - 0.5%
Aggreko PLC	90,090	787,097
AMA Group Ltd.	79,463	26,918
Babcock International Group PLC	63,222	363,876
BIC SA	12,406	754,143
Brambles Ltd.	1,802,711	14,045,538
Country Garden Services Holdings Co. Ltd.	825,000	3,217,447
Downer EDI Ltd.	151,668	563,183
ISS Holdings A/S	36,857	654,927
Nippon Parking Development Co. Ltd.	264,300	296,498
Rentokil Initial PLC	1,927,471	12,059,901
Ritchie Bros. Auctioneers, Inc.	188,801	7,487,336
Secom Co. Ltd.	248,300	19,740,149
SG Fleet Group Ltd.	74,291	101,633
Shanks Group PLC	362,138	168,911
Sohgo Security Services Co., Ltd.	155,100	7,261,775
Tomra Systems ASA	29,931	963,031
Toppan Printing Co. Ltd.	73,900	1,288,762
		69,781,125
Construction & Engineering - 0.1%
Balfour Beatty PLC	4,484,136	14,261,813
JGC Corp.	50,000	614,222
		14,876,035
Electrical Equipment - 1.6%
ABB Ltd. (Reg.)	2,765,634	59,929,129
Denyo Co. Ltd.	12,000	206,490
Fuji Electric Co. Ltd.	18,500	508,210
Huber+Suhner AG	3,274	219,716
Legrand SA	665,932	51,111,562
Mabuchi Motor Co. Ltd.	27,700	961,770
Melrose Industries PLC	7,177,970	19,851,549
Mitsubishi Electric Corp.	960,700	12,211,382
Nexans SA	14,913	687,452
Philips Lighting NV (b)	35,373	1,053,991
Prysmian SpA	492,162	11,757,432
Sanyo Denki Co. Ltd.	3,600	146,690
Schneider Electric SA	764,696	77,692,699
Siemens Gamesa Renewable Energy SA	488,300	7,920,299
Tatsuta Electric Wire & Cable Co. Ltd.	29,600	141,880
Vestas Wind Systems A/S	22,212	2,143,021
		246,543,272
Industrial Conglomerates - 0.8%
Bidvest Group Ltd.	77,956	908,695
CJ Corp.	3,761	252,120
CK Hutchison Holdings Ltd.	2,510,000	21,847,787
DCC PLC (United Kingdom)	219,085	15,691,539
Lifco AB	39,638	2,086,069
Nolato AB (B Shares)	35,056	1,859,180
Siemens AG	685,528	70,521,190
Toshiba Corp.	391,390	10,613,905
		123,780,485
Machinery - 1.7%
Andritz AG	12,954	458,412
Atlas Copco AB (A Shares)	468,028	16,687,511
Bodycote PLC	37,459	368,514
CNH Industrial NV	181,133	1,687,431
Epiroc AB Class A	320,634	3,703,686
Fanuc Corp.	264,000	43,352,477
Fujitec Co. Ltd.	13,600	189,260
Furukawa Co. Ltd.	8,900	100,172
GEA Group AG	802,612	21,477,022
Glory Ltd.	31,400	836,673
Harmonic Drive Systems, Inc. (c)	52,400	2,205,600
Hino Motors Ltd.	149,800	1,238,843
IMI PLC	1,102,510	14,272,069
Interpump Group SpA	12,281	371,804
Interroll Holding AG	323	577,121
Japan Steel Works Ltd.	44,400	648,340
JTEKT Corp.	73,600	718,531
Kawasaki Heavy Industries Ltd.	54,900	997,627
KION Group AG	28,898	1,562,902
Kitz Corp.	37,200	222,110
Knorr-Bremse AG	46,224	4,725,295
Komatsu Ltd.	152,300	3,043,072
Komori Corp.	73,200	558,535
Kone OYJ (B Shares) (c)	40,787	2,310,270
Kubota Corp.	960,300	13,559,586
Max Co. Ltd.	12,800	211,593
Metso Corp.	37,700	1,226,840
Misumi Group, Inc.	179,700	3,793,593
Mitsubishi Heavy Industries Ltd.	18,700	592,762
Mitsuboshi Belting Ltd.	14,100	193,212
Morgan Advanced Materials PLC	35,343	126,181
Nachi-Fujikoshi Corp.	7,400	244,243
Nordson Corp.	74,706	10,854,782
Noritake Co. Ltd.	1,100	38,754
NSK Ltd.	150,900	1,157,003
Rotork PLC	691,289	2,527,729
Ryobi Ltd.	14,000	182,236
Schindler Holding AG (participation certificate)	85,990	19,282,691
Sintokogio Ltd.	39,800	284,497
SMC Corp.	76,900	30,707,241
Sodick Co. Ltd.	27,600	185,518
Spirax-Sarco Engineering PLC	259,301	28,409,941
Star Micronics Co. Ltd.	24,900	280,027
Sumitomo Heavy Industries Ltd.	17,200	375,064
Sunonwealth Electric Machine Industry Co. Ltd.	441,000	567,354
Techtronic Industries Co. Ltd.	1,913,000	15,473,335
THK Co. Ltd.	244,800	5,612,742
Valmet Corp.	10,419	248,768
VAT Group AG (b)	16,822	2,286,678
Vesuvius PLC	32,206	176,735
Volvo AB (A Shares)	35,385	553,979
Wartsila Corp.	262,129	2,740,564
		264,206,925
Marine - 0.1%
A.P. Moller - Maersk A/S Series B	7,639	7,708,593
Professional Services - 1.3%
51job, Inc. sponsored ADR (a)	75,780	5,666,071
Adecco SA (Reg.)	40,159	2,150,792
Benefit One, Inc.	123,500	1,884,675
Centre Testing International Group Co. Ltd. (A Shares)	1,438,500	3,349,392
en-japan, Inc.	34,300	946,382
Experian PLC	1,014,216	33,757,069
Experian PLC ADR	11,200	375,088
Hays PLC	201,909	360,556
Intertek Group PLC	295,429	20,163,236
IPH Ltd.	68,770	377,666
IR Japan Holdings Ltd.	3,800	228,648
McMillan Shakespeare Ltd.	17,175	121,173
Meitec Corp.	27,900	1,319,210
Nihon M&A Center, Inc.	100,400	3,053,143
Persol Holdings Co., Ltd.	436,900	5,788,338
Recruit Holdings Co. Ltd.	254,500	8,867,152
RELX PLC:
(Euronext N.V.)	317,042	7,627,617
(London Stock Exchange)	1,080,406	26,140,245
SEEK Ltd.	226,749	3,054,759
SGS SA (Reg.)	10,107	25,243,206
SR Teleperformance SA	24,756	6,039,259
TechnoPro Holdings, Inc.	108,100	6,434,285
Thomson Reuters Corp.	105,189	7,814,040
Tinexta SpA	15,308	208,094
United Technology Holdings Co. Ltd.	66,900	1,333,534
Wolters Kluwer NV	250,972	18,466,528
		190,770,158
Road & Rail - 0.3%
Aurizon Holdings Ltd.	482,334	1,517,666
Canadian National Railway Co.	135,806	11,513,030
Canadian Pacific Railway Ltd.	37,671	9,336,570
Central Japan Railway Co.	34,400	5,670,610
East Japan Railway Co.	103,700	7,920,906
Hankyu Hanshin Holdings, Inc.	57,900	1,905,665
Localiza Rent A Car SA	227,115	2,515,995
Maruzen Showa Unyu Co. Ltd.	3,800	84,484
Nikkon Holdings Co. Ltd.	6,700	129,639
Seibu Holdings, Inc.	114,400	1,618,528
The Go-Ahead Group PLC	6,430	163,483
Tokyu Corp.	54,600	838,287
West Japan Railway Co.	39,200	2,768,641
		45,983,504
Trading Companies & Distributors - 0.3%
AerCap Holdings NV (a)	8,600	447,888
Ashtead Group PLC	199,680	6,260,272
Brenntag AG	134,228	6,090,331
Daiichi Jitsugyo Co. Ltd.	2,000	61,839
Indutrade AB	66,860	2,182,863
Mitsubishi Corp.	328,900	8,202,679
MonotaRO Co. Ltd.	84,700	1,884,665
Rexel SA	465,588	5,755,274
Sumitomo Corp.	971,400	13,909,951
Toromont Industries Ltd.	32,324	1,598,078
Toyota Tsusho Corp.	54,300	1,643,700
		48,037,540
Transportation Infrastructure - 0.1%
Aena Sme SA (b)	36,281	5,843,684
Airports of Thailand PCL (For. Reg.)	905,800	1,715,422
Astm SpA	9,663	240,360
Atlantia SpA	61,759	1,335,772
Auckland International Airport Ltd.	251,108	1,235,236
Beijing Capital International Airport Co. Ltd. (H Shares)	2,992,000	2,333,722
CCR SA	115,500	421,770
China Merchants Holdings International Co. Ltd.	2,478,582	3,643,945
Grupo Aeroportuario del Sureste S.A.B. de CV Series B sponsored ADR	12,201	2,037,567
Guangxi Wuzhou Communications Co. Ltd. (A Shares)	345,800	198,322
Malaysia Airports Holdings Bhd	1,226,300	1,917,958
The Sumitomo Warehouse Co. Ltd.	60,500	708,432
		21,632,190

TOTAL INDUSTRIALS		1,315,282,268

INFORMATION TECHNOLOGY - 7.7%
Communications Equipment - 0.1%
Ericsson (B Shares)	1,981,408	15,892,344
Qingdao Eastsoft Communication Technology Co. Ltd. (A Shares)	92,767	215,069
Raisecom Technology Co. Ltd.	141,200	280,100
		16,387,513
Electronic Equipment & Components - 1.6%
Alps Electric Co. Ltd.	120,500	1,853,416
Comet Holding AG	2,364	290,336
Daeduck Electronics Co. Ltd.	53,459	417,127
Daiwabo Holdings Co. Ltd.	27,400	1,389,561
Enplas Corp.	6,600	156,892
ESPEC Corp.	15,100	278,733
Halma PLC	965,226	24,256,947
Hamamatsu Photonics K.K.	134,000	5,199,240
Hexagon AB (B Shares)	199,588	10,751,631
Hirose Electric Co. Ltd.	161,090	17,115,626
Hitachi Ltd.	1,023,980	34,528,233
Hitachi Ltd. sponsored ADR	978	64,186
Hosiden Corp.	13,800	119,243
Ibiden Co. Ltd.	66,500	1,472,914
Ingenico SA	10,093	1,438,549
Keyence Corp.	53,500	17,067,819
Kyocera Corp.	336,100	21,176,855
Landis+Gyr Group AG	12,879	1,055,664
Largan Precision Co. Ltd.	34,000	4,835,910
LG Innotek Co. Ltd.	4,148	449,045
LianChuang Electronic Technology Co. Ltd. (A Shares)	187,360	458,489
Murata Manufacturing Co. Ltd.	353,200	18,503,124
Nippon Electric Glass Co. Ltd.	32,800	554,370
Oki Electric Industry Co. Ltd.	62,800	692,861
OMRON Corp.	587,200	31,793,510
Optex Group Co. Ltd.	4,600	52,414
Partron Co. Ltd.	48,321	360,136
Renishaw PLC	39,152	1,774,597
Ryoyo Electro Corp. (c)	12,200	199,752
Samsung SDI Co. Ltd.	19,153	4,705,074
Sanshin Electronic Co. Ltd.	10,500	145,633
Shenzhen Aisidi Co. Ltd. (A Shares)	197,800	194,633
Shimadzu Corp.	628,900	15,323,097
Spectris PLC	326,444	11,513,156
TDK Corp.	35,300	3,420,035
Topcon Corp.	18,500	184,726
Yokogawa Electric Corp.	343,200	5,526,965
Zhejiang Dahua Technology Co. Ltd. (A Shares)	502,496	1,392,798
		240,713,297
IT Services - 1.4%
Adyen BV (a)(b)	7,585	6,675,899
ALTEN	16,474	1,844,983
Amadeus IT Holding SA Class A	880,317	62,406,646
Argo Graphics, Inc.	2,900	86,037
Capgemini SA	89,388	9,905,732
Computershare Ltd.	211,133	2,107,153
EPAM Systems, Inc. (a)	28,408	6,340,666
Fujitsu Ltd.	221,240	22,993,699
GMO Payment Gateway, Inc.	31,600	1,939,477
Hexaware Technologies Ltd.	265,640	1,316,500
Ines Corp.	15,500	211,821
Infocom Corp.	3,500	88,230
iomart Group PLC	4,648	20,843
IT Holdings Corp.	76,000	4,502,503
Link Administration Holdings Ltd.	102,343	313,355
MasterCard, Inc. Class A	31,312	9,088,308
NEC Corp.	15,900	595,550
Nomura Research Institute Ltd.	1,682,100	36,726,734
NS Solutions Corp.	48,200	1,337,052
NTT Data Corp.	241,500	2,890,566
OBIC Co. Ltd.	144,900	17,853,894
Otsuka Corp.	12,500	534,837
SCSK Corp.	6,700	345,995
Softcat PLC	133,644	1,828,796
Wirecard AG (c)	3,893	501,463
Wix.com Ltd. (a)	80,502	10,789,683
Worldline SA (a)(b)	98,414	7,591,794
		210,838,216
Semiconductors & Semiconductor Equipment - 2.2%
Advantest Corp.	35,000	1,594,892
Analog Devices, Inc.	237,758	25,927,510
ASML Holding NV	28,686	7,937,703
ASML Holding NV (Netherlands)	162,308	45,006,898
Broadcom, Inc.	32,582	8,882,505
Dialog Semiconductor PLC (a)	28,517	983,777
Disco Corp.	58,300	11,826,479
Dongbu HiTek Co. Ltd.	27,473	544,491
GlobalWafers Co. Ltd.	166,000	2,159,981
Infineon Technologies AG	1,722,134	36,756,585
Innox Advanced Materials Co. Ltd. (a)	6,360	221,117
MediaTek, Inc.	522,000	6,101,981
Melexis NV (c)	24,612	1,702,118
Mellanox Technologies Ltd. (a)	65,731	7,849,596
NXP Semiconductors NV	206,394	23,464,934
Renesas Electronics Corp. (a)	597,500	3,606,272
Risen Energy Co. Ltd. (A Shares)	526,400	1,112,736
Silicon Motion Technology Corp. sponsored ADR	135,401	5,039,625
Siltronic AG	7,689	730,251
STMicroelectronics NV:
(France)	105,968	2,924,692
(NY Shares) unit (c)	51,339	1,406,689
Sumco Corp.	298,700	4,544,472
Taiwan Semiconductor Manufacturing Co. Ltd.	1,922,000	19,924,998
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,593,144	85,774,873
Texas Instruments, Inc.	100,786	11,503,714
Tokyo Electron Ltd.	61,100	12,646,556
Topco Scientific Co. Ltd.	52,000	177,162
Visual Photonics Epitaxy Co. Ltd.	89,000	283,021
		330,635,628
Software - 1.7%
Altium Ltd.	30,790	617,791
ANSYS, Inc. (a)	118,104	28,603,608
Avast PLC (b)	839,448	4,279,385
Aveva Group PLC	103,124	5,866,378
Beijing SuperMap Software Co. Ltd. (A Shares)	144,600	560,039
Cadence Design Systems, Inc. (a)	700,243	46,314,072
Check Point Software Technologies Ltd. (a)	213,656	22,177,493
Constellation Software, Inc.	7,200	7,335,069
CyberArk Software Ltd. (a)	24,945	2,611,742
Dassault Systemes SA	196,465	31,171,813
Descartes Systems Group, Inc. (Canada) (a)	90,296	3,749,075
Fukui Computer Holdings, Inc.	15,100	376,590
Globant SA (a)	20,008	2,261,104
Hundsun Technologies, Inc. (A Shares)	25,600	352,186
Justsystems Corp.	16,600	794,141
Micro Focus International PLC	912,505	8,690,440
NICE Systems Ltd. sponsored ADR (a)	16,994	2,784,127
Sage Group PLC	275,091	2,437,082
SAP SE	556,947	69,530,658
Shenzhen Ysstech Information-tech Co. Ltd. (A Shares)	352,677	599,737
Software AG (Bearer)	32,444	1,067,378
TeamViewer AG (a)(c)	93,898	3,396,825
Temenos Group AG	50,519	7,223,067
Trend Micro, Inc.	9,200	458,038
Venustech Group, Inc. Class A	137,634	818,684
WiseTech Global Ltd. (c)	150,531	1,480,758
		255,557,280
Technology Hardware, Storage & Peripherals - 0.7%
Brother Industries Ltd.	38,300	682,838
Canon, Inc.	154,700	3,893,380
Canon, Inc. sponsored ADR	20,840	524,126
Fujifilm Holdings Corp.	80,600	3,943,317
GRG Banking Equipment Co. Ltd. Class A	627,800	847,608
Konica Minolta, Inc.	112,800	612,839
Logitech International SA (Reg.)	85,076	3,299,712
Ricoh Co. Ltd.	68,200	635,463
Samsung Electronics Co. Ltd.	2,161,986	97,579,769
Seiko Epson Corp.	215,000	3,045,800
Zhuhai Wanlida Electric Co. Ltd. (A Shares)	153,807	914,665
		115,979,517

TOTAL INFORMATION TECHNOLOGY		1,170,111,451

MATERIALS - 4.0%
Chemicals - 3.0%
Air Liquide SA	64,316	8,760,687
Air Water, Inc.	69,600	922,106
Akzo Nobel NV	447,193	35,780,105
Arkema SA	75,800	7,170,648
Asahi Kasei Corp.	784,800	6,553,582
BASF AG	858,364	50,801,566
Christian Hansen Holding A/S	48,159	3,471,959
Chugoku Marine Paints Ltd.	34,300	293,518
Covestro AG (b)	187,832	7,278,033
Croda International PLC	389,545	23,025,778
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	3,400	73,920
Denki Kagaku Kogyo KK	176,360	4,460,505
Givaudan SA	20,861	64,990,930
Johnson Matthey PLC	614,441	20,139,509
JSR Corp.	11,300	199,054
K&S AG (c)	34,395	284,786
Kaneka Corp.	14,200	382,976
Kansai Paint Co. Ltd.	634,400	13,863,163
Koninklijke DSM NV	22,827	2,574,711
Kuraray Co. Ltd.	602,300	6,276,518
Linde PLC	314,758	60,661,707
Mitsubishi Gas Chemical Co., Inc.	73,600	1,116,351
Nitto Denko Corp.	245,300	12,326,405
Novozymes A/S Series B	330,206	16,928,196
Orica Ltd.	58,545	755,155
Pidilite Industries Ltd.	101,229	2,111,548
Shin-Etsu Chemical Co. Ltd.	87,700	9,874,991
Sika AG	210,628	37,703,170
Symrise AG	380,525	37,288,382
Taiyo Nippon Sanso Corp.	67,200	1,203,071
Teijin Ltd.	30,500	501,924
Tokyo Ohka Kogyo Co. Ltd.	10,200	367,393
Tosoh Corp.	79,900	1,097,088
Umicore SA	173,278	7,296,854
Umicore SA ADR	5,300	55,544
Victrex PLC	92,748	2,529,061
		449,120,894
Construction Materials - 0.1%
CRH PLC sponsored ADR	143,625	4,866,015
HeidelbergCement AG	163,500	9,798,725
HeidelbergCement AG ADR	9,700	115,527
Imerys SA	18,616	732,103
Xinjiang Tianshan Cement Co. Ltd. (A Shares)	521,000	843,501
		16,355,871
Containers & Packaging - 0.1%
Amcor PLC unit	498,652	4,684,292
Smurfit Kappa Group PLC	292,708	9,861,305
Smurfit Kappa Group PLC	8,523	283,903
Toyo Seikan Group Holdings Ltd.	56,800	911,033
		15,740,533
Metals & Mining - 0.8%
Agnico Eagle Mines Ltd. (Canada)	122,117	5,794,473
Anglo American PLC (United Kingdom)	64,041	1,506,723
Antofagasta PLC	574,157	5,675,135
ArcelorMittal SA:
(Netherlands)	388,500	5,532,213
Class A unit (c)	8,907	127,370
Asahi Holdings, Inc.	41,400	941,537
BHP Billiton Ltd.	421,272	9,156,527
BHP Billiton Ltd. sponsored ADR (c)	82,170	3,558,783
BHP Billiton PLC	572,710	10,466,762
BHP Billiton PLC ADR	249,326	9,050,534
Boliden AB	24,212	508,482
Constellium NV (a)	6,226	77,202
Ferrexpo PLC	108,337	181,243
Fortescue Metals Group Ltd.	654,593	4,298,461
Franco-Nevada Corp.	114,524	12,294,959
Glencore Xstrata PLC	3,271,641	8,258,119
Independence Group NL	1,543,064	5,297,557
Kirkland Lake Gold Ltd.	16,237	523,673
Kyoei Steel Ltd.	4,600	69,729
MMC Norilsk Nickel PJSC	8,339	2,556,711
Newcrest Mining Ltd.	928	15,900
Rio Tinto Ltd.	190,410	10,825,197
Rio Tinto PLC	136,644	6,433,148
Rio Tinto PLC sponsored ADR	234,102	10,986,407
South32 Ltd.	2,275,741	3,291,220
Uacj Corp.	17,000	298,832
		117,726,897
Paper & Forest Products - 0.0%
Stora Enso Oyj (R Shares)	608,609	7,212,590
UPM-Kymmene Corp.	59,528	1,831,808
		9,044,398

TOTAL MATERIALS		607,988,593

REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 0.3%
Big Yellow Group PLC	168,129	2,334,123
British Land Co. PLC	1,246,000	8,070,803
Goodman Group unit	420,350	4,102,078
Great Portland Estates PLC	510,411	5,509,585
Scentre Group unit	2,007,501	4,524,941
Segro PLC	668,729	7,089,542
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit	28,455	3,414,843
Unite Group PLC	108,507	1,578,526
Warehouses de Pauw	85,638	2,294,886
		38,919,327
Real Estate Management & Development - 0.9%
BR Malls Participacoes SA	55,400	202,428
Cheung Kong Property Holdings Ltd.	1,230,100	7,685,166
Deutsche Wohnen AG (Bearer)	816,930	33,349,310
Fabege AB	144,837	2,378,890
Grand City Properties SA	742,815	17,524,842
Hang Lung Group Ltd.	205,000	516,511
Hongkong Land Holdings Ltd.	44,600	218,986
IWG PLC	194,617	882,990
LEG Immobilien AG	223,213	26,804,448
Lendlease Group unit	403,100	4,629,629
Mitsui Fudosan Co. Ltd.	439,700	10,099,729
Savills PLC	148,254	2,074,332
Swire Pacific Ltd. (A Shares)	44,500	405,740
TAG Immobilien AG	320,538	7,876,638
Vonovia SE	534,427	28,916,797
		143,566,436

TOTAL REAL ESTATE		182,485,763

UTILITIES - 1.3%
Electric Utilities - 0.6%
Chubu Electric Power Co., Inc.	201,900	2,634,658
CLP Holdings Ltd.	1,016,000	10,661,809
Companhia Paranaense de Energia-Copel	10,400	182,399
EDF SA	130,122	1,826,452
Enel SpA	1,947,000	16,341,537
Enel SpA ADR (c)	27,500	231,550
Fortum Corp.	150,609	3,216,390
Iberdrola SA	1,772,519	20,292,146
Kansai Electric Power Co., Inc.	188,600	2,036,202
Mosenergo PJSC	1,381,000	48,642
ORSTED A/S (b)	169,803	17,530,263
Scottish & Southern Energy PLC	832,212	16,361,580
Shikoku Electric Power Co., Inc.	29,100	221,771
Terna SpA	166,465	1,100,456
Tokyo Electric Power Co., Inc. (a)	415,900	1,580,929
		94,266,784
Gas Utilities - 0.2%
APA Group unit	986,402	6,901,434
Beijing Enterprises Holdings Ltd.	837,000	3,532,688
China Resource Gas Group Ltd.	1,016,000	5,070,225
Gas Natural SDG SA	132,576	3,088,552
Rubis SCA	34,587	1,875,639
Snam Rete Gas SpA	378,118	1,874,852
		22,343,390
Independent Power and Renewable Electricity Producers - 0.0%
Drax Group PLC	70,014	243,587
Electric Power Development Co. Ltd.	238,100	5,112,550
eRex Co. Ltd.	24,600	296,039
Meridian Energy Ltd.	188,178	543,407
		6,195,583
Multi-Utilities - 0.5%
AGL Energy Ltd.	28,033	349,537
Centrica PLC	405,589	375,695
ENGIE	2,277,841	38,037,714
Hera SpA	165,247	709,271
Iren SpA	117,314	363,139
National Grid PLC	639,779	8,064,887
Veolia Environnement SA	904,388	26,056,275
		73,956,518
Water Utilities - 0.0%
Companhia de Saneamento de Minas Gerais	1,600	21,578

TOTAL UTILITIES		196,783,853

TOTAL COMMON STOCKS
(Cost $6,739,337,159)		7,869,766,972

Nonconvertible Preferred Stocks - 0.7%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Telecom Italia SpA (Risparmio Shares)	6,476,914	3,623,694
CONSUMER DISCRETIONARY - 0.4%
Automobiles - 0.4%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	22,440	1,163,497
Porsche Automobil Holding SE (Germany)	52,448	3,268,328
Volkswagen AG	327,156	54,309,982
		58,741,807
CONSUMER STAPLES - 0.3%
Beverages - 0.0%
Ambev SA sponsored ADR	1,067,825	3,427,718
Household Products - 0.3%
Henkel AG & Co. KGaA	417,479	38,895,287

TOTAL CONSUMER STAPLES		42,323,005

INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Embraer SA sponsored ADR (a)	484,200	7,379,208
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $104,373,099)		112,067,714

Equity Funds - 44.4%
Diversified Emerging Markets Funds - 0.0%
Matthews Pacific Tiger Fund Investor Class	19,976	532,755
Europe Stock Funds - 0.8%
WisdomTree Europe Hedged Equity ETF (c)	1,838,675	114,623,000
Foreign Large Blend Funds - 10.7%
Artisan International Value Fund Investor Class	16,683,514	555,727,865
Fidelity SAI International Low Volatility Index Fund (e)	15,157,339	154,908,004
Harbor International Fund Institutional Class	9,619	344,082
Janus Henderson International Opportunities Fund Class T	678,739	15,665,301
Morgan Stanley Institutional Fund, Inc. International Equity Portfolio Class I	30,468,696	409,194,590
Oakmark International Fund Investor Class	22,770,389	486,147,815

TOTAL FOREIGN LARGE BLEND FUNDS		1,621,987,657

Foreign Large Growth Funds - 21.2%
American Funds EuroPacific Growth Fund Class F2	959,673	48,415,492
Fidelity Diversified International Fund (e)	16,548,086	620,718,700
Fidelity International Discovery Fund (e)	24,179,257	1,006,340,643
Fidelity Overseas Fund (e)	10,686,163	510,264,292
Invesco Oppenheimer International Growth Fund Class R6	1,640,635	67,052,763
JOHCM International Select Fund Class II Shares	20,200,421	448,449,337
WCM Focused International Growth Fund Institutional Class	27,724,947	497,662,793

TOTAL FOREIGN LARGE GROWTH FUNDS		3,198,904,020

Foreign Large Value Funds - 2.5%
iShares MSCI EAFE Value ETF (c)	2,485,485	109,187,356
Pear Tree Polaris Foreign Value Fund Institutional Shares	14,507,771	273,326,414

TOTAL FOREIGN LARGE VALUE FUNDS		382,513,770

Foreign Small Mid Blend Funds - 0.6%
Franklin International Small Cap Growth Fund	574,030	8,208,634
iShares MSCI EAFE Small-Cap ETF	580,453	31,669,516
Victory Trivalent International Small-Cap Fund Class I	3,791,691	47,889,061

TOTAL FOREIGN SMALL MID BLEND FUNDS		87,767,211

Foreign Small Mid Growth Funds - 0.7%
Fidelity International Small Cap Opportunities Fund (e)	2,892,180	53,216,114
Oberweis International Opportunities Fund	580,965	10,242,414
T. Rowe Price International Discovery Fund	557,152	35,908,448
Wasatch International Growth Fund Investor Class	90	2,496

TOTAL FOREIGN SMALL MID GROWTH FUNDS		99,369,472

Foreign Small Mid Value Funds - 0.5%
Brandes International Small Cap Equity Fund Class A	728,625	7,082,234
Segall Bryant & Hamill International Small Capital Fund Class A	2,561,427	25,486,199
Transamerica International Small Cap Value Fund	3,906,393	46,095,432

TOTAL FOREIGN SMALL MID VALUE FUNDS		78,663,865

Sector Funds - 0.1%
SPDR Dow Jones International Real Estate ETF	201,575	7,214,369
Other - 7.3%
Fidelity Advisor Japan Fund Class I (e)	3,419,044	49,986,426
Fidelity Japan Smaller Companies Fund (e)	6,854,892	101,109,651
iShares MSCI Australia ETF (c)	5,784,157	116,377,239
iShares MSCI Japan ETF (c)	15,785,258	835,987,264
Matthews Japan Fund Investor Class	179	3,369

TOTAL OTHER		1,103,463,949

TOTAL EQUITY FUNDS
(Cost $5,494,246,979)		6,695,040,068
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 1.53% to 1.56% 3/12/20 to 3/26/20 (f)
(Cost $14,719,101)	$14,730,000	14,720,343
	Shares	Value

Money Market Funds - 4.4%
Fidelity Securities Lending Cash Central Fund 1.60% (g)(h)	274,407,512	274,434,952
State Street Institutional U.S. Government Money Market Fund Premier Class 1.53% (i)	387,035,691	387,035,691
TOTAL MONEY MARKET FUNDS
(Cost $661,470,643)		661,470,643
TOTAL INVESTMENT IN SECURITIES - 101.7%
(Cost $13,014,146,981)		15,353,065,740
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(256,498,071)
NET ASSETS - 100%		$15,096,567,669

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME Nikkei 225 Index Contracts (United States)	1,086	March 2020	$114,192,900	$(13,515,863)	$(13,515,863)
ICE E-mini MSCI EAFE Index Contracts (United States)	1,105	March 2020	100,334,000	(10,565,146)	(10,565,146)
TOTAL FUTURES CONTRACTS					$(24,081,009)

The notional amount of futures purchased as a percentage of Net Assets is 1.4%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $251,429,273

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $119,054,983 or 0.8% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Affiliated Fund

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $11,284,364.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

 (i) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Securities Lending Cash Central Fund	$1,757,431
Total	$1,757,431

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Advisor Japan Fund Class I	$48,109,242	$695,474	$--	$695,474	$--	$1,181,710	$49,986,426
Fidelity Diversified International Fund	655,929,252	28,750,602	117,035,823	8,710,928	18,068,443	35,006,226	620,718,700
Fidelity International Discovery Fund	1,037,139,792	40,041,930	117,065,646	24,972,444	16,029,061	30,195,506	1,006,340,643
Fidelity International Small Cap Opportunities Fund	50,738,821	643,657	--	643,657	--	1,833,636	53,216,114
Fidelity Japan Smaller Companies Fund	104,404,790	7,855,949	--	7,855,949	--	(11,151,088)	101,109,651
Fidelity Overseas Fund	480,316,918	24,356,294	23,407,319	7,348,194	523,068	28,475,331	510,264,292
Fidelity SAI International Low Volatility Index Fund	--	164,636,111	--	9,636,110	--	(9,728,107)	154,908,004
Total	$2,376,638,815	$266,980,017	$257,508,788	$59,862,756	$34,620,572	$75,813,214	$2,496,543,830

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$411,418,550	$113,371,124	$298,047,426	$--
Consumer Discretionary	667,567,702	192,686,068	474,881,622	12
Consumer Staples	1,036,644,645	272,809,481	763,835,164	--
Energy	252,459,719	72,874,301	179,585,418	--
Financials	1,231,366,357	336,344,438	895,021,919	--
Health Care	902,346,577	295,288,528	607,058,049	--
Industrials	1,322,661,476	427,659,951	895,001,525	--
Information Technology	1,170,111,451	731,415,455	438,695,996	--
Materials	607,988,593	141,590,917	466,397,676	--
Real Estate	182,485,763	31,979,468	150,506,295	--
Utilities	196,783,853	39,376,776	157,407,077	--
Equity Funds	6,695,040,068	6,695,040,068	--	--
Other Short-Term Investments	14,720,343	--	14,720,343	--
Money Market Funds	661,470,643	661,470,643	--	--
Total Investments in Securities:	$15,353,065,740	$10,011,907,218	$5,341,158,510	$12
Derivative Instruments:
Liabilities
Futures Contracts	$(24,081,009)	$(24,081,009)	$--	$--
Total Liabilities	$(24,081,009)	$(24,081,009)	$--	$--
Total Derivative Instruments:	$(24,081,009)	$(24,081,009)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(24,081,009)
Total Equity Risk	0	(24,081,009)
Total Value of Derivatives	$0	$(24,081,009)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of the direct investments by country of issue, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	48.8%
Japan	10.5%
United Kingdom	7.6%
Germany	5.9%
Switzerland	5.4%
France	5.1%
Netherlands	2.5%
Canada	1.6%
Australia	1.2%
Italy	1.0%
Denmark	1.0%
Korea (South)	1.0%
Hong Kong	1.0%
Spain	1.0%
Others (Individually Less Than 1%)	6.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $265,743,177) — See accompanying schedule: Unaffiliated issuers (cost $10,866,662,447)	$12,582,086,958
Fidelity Central Funds (cost $274,434,952)	274,434,952
Other affiliated issuers (cost $1,873,049,582)	2,496,543,830
Total Investment in Securities (cost $13,014,146,981)		$15,353,065,740
Cash		203,739
Foreign currency held at value (cost $16,330,061)		16,315,178
Receivable for investments sold		70,605,775
Receivable for fund shares sold		5,834,671
Dividends receivable		32,291,804
Interest receivable		550,701
Distributions receivable from Fidelity Central Funds		61,010
Other receivables		527,072
Total assets		15,479,455,690
Liabilities
Payable for investments purchased	$84,485,511
Payable for fund shares redeemed	18,741,646
Accrued management fee	2,548,397
Payable for daily variation margin on futures contracts	1,929,411
Other payables and accrued expenses	709,594
Collateral on securities loaned	274,473,462
Total liabilities		382,888,021
Net Assets		$15,096,567,669
Net Assets consist of:
Paid in capital		$12,686,601,549
Total accumulated earnings (loss)		2,409,966,120
Net Assets		$15,096,567,669
Net Asset Value, offering price and redemption price per share ($15,096,567,669 ÷ 1,520,246,136 shares)		$9.93

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends:
Unaffiliated issuers		$306,510,451
Affiliated issuers		39,882,728
Interest		8,287,339
Income from Fidelity Central Funds (including $1,757,431 from security lending)		1,757,431
Income before foreign taxes withheld		356,437,949
Less foreign taxes withheld		(19,295,045)
Total income		337,142,904
Expenses
Management fee	$68,193,446
Accounting and security lending fees	680,342
Custodian fees and expenses	557,538
Independent trustees' fees and expenses	176,729
Registration fees	108,180
Audit	113,205
Legal	39,526
Miscellaneous	279,484
Total expenses before reductions	70,148,450
Expense reductions	(40,307,688)
Total expenses after reductions		29,840,762
Net investment income (loss)		307,302,142
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	99,853,997
Fidelity Central Funds	951
Other affiliated issuers	34,620,572
Foreign currency transactions	(658,977)
Futures contracts	36,791,840
Capital gain distributions from underlying funds:
Unaffiliated issuers	48,160,306
Affiliated issuers	19,980,028
Total net realized gain (loss)		238,748,717
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $96,449)	(174,335,480)
Affiliated issuers	75,813,214
Assets and liabilities in foreign currencies	264,812
Futures contracts	(36,794,952)
Total change in net unrealized appreciation (depreciation)		(135,052,406)
Net gain (loss)		103,696,311
Net increase (decrease) in net assets resulting from operations		$410,998,453

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$307,302,142	$315,613,970
Net realized gain (loss)	238,748,717	460,628,213
Change in net unrealized appreciation (depreciation)	(135,052,406)	(1,880,975,069)
Net increase (decrease) in net assets resulting from operations	410,998,453	(1,104,732,886)
Distributions to shareholders	(547,156,394)	(960,064,898)
Share transactions
Proceeds from sales of shares	1,689,480,304	3,180,693,103
Reinvestment of distributions	542,299,321	956,581,738
Cost of shares redeemed	(2,904,015,493)	(3,424,072,564)
Net increase (decrease) in net assets resulting from share transactions	(672,235,868)	713,202,277
Total increase (decrease) in net assets	(808,393,809)	(1,351,595,507)
Net Assets
Beginning of period	15,904,961,478	17,256,556,985
End of period	$15,096,567,669	$15,904,961,478
Other Information
Shares
Sold	164,022,651	299,093,781
Issued in reinvestment of distributions	50,851,662	97,266,318
Redeemed	(279,735,078)	(320,961,245)
Net increase (decrease)	(64,860,765)	75,398,854

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers International Fund

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$10.03	$11.43	$9.78	$8.74	$10.45
Income from Investment Operations
Net investment income (loss)B	.20	.21	.19	.17	.16
Net realized and unrealized gain (loss)	.06	(.98)	1.82	1.07	(1.54)
Total from investment operations	.26	(.77)	2.01	1.24	(1.38)
Distributions from net investment income	(.22)	(.18)	(.18)	(.18)	(.16)
Distributions from net realized gain	(.14)	(.44)	(.18)	(.02)	(.17)
Total distributions	(.36)	(.63)C	(.36)	(.20)	(.33)
Net asset value, end of period	$9.93	$10.03	$11.43	$9.78	$8.74
Total ReturnD	2.35%	(6.57)%	20.53%	14.33%	(13.60)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.44%	.45%	.50%	.48%	.45%
Expenses net of fee waivers, if any	.19%	.20%	.25%	.23%	.20%
Expenses net of all reductions	.19%	.20%	.24%	.22%	.20%
Net investment income (loss)	1.91%	1.95%	1.68%	1.81%	1.57%
Supplemental Data
Net assets, end of period (000 omitted)	$15,096,568	$15,904,961	$17,256,557	$16,141,374	$18,533,655
Portfolio turnover rateG	33%	39%	33%	28%	28%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.63 per share is comprised of distributions from net investment income of $.184 and distributions from net realized gain of $.444 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amounts do not include the activity of Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2020

1. Organization.

Strategic Advisers International Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $282,406 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,924,276,979
Gross unrealized depreciation	(651,641,641)
Net unrealized appreciation (depreciation)	$2,272,635,338
Tax Cost	$13,080,430,402

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$18,127,624
Undistributed long-term capital gain	$119,463,435
Net unrealized appreciation (depreciation) on securities and other investments	$2,272,753,914

The tax character of distributions paid was as follows:

	February 29, 2020	February 28, 2019
Ordinary Income	$335,718,187	$ 289,252,335
Long-term Capital Gains	211,438,207	670,812,563
Total	$547,156,394	$ 960,064,898

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers International Fund	5,168,530,614	5,900,264,268

Exchanges In-Kind. During the period, the Fund redeemed 122,639,719 shares of T. Rowe Price Overseas Stock Fund I Class in exchange for investments and cash with a value of $1,292,622,641. The net realized loss of $(31,647,358) on the Fund's redemptions of T. Rowe Price Overseas Stock Fund I Class shares are included in "Net realized gain (loss) on Investment securities: Unaffiliated issuers" in the accompanying Statement of Operations. The Fund recognized a net realized loss on the exchanges for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. Arrowstreet Capital, Limited Partnership, Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), Thompson, Siegel & Walmsley LLC, T. Rowe Price Associates, Inc. and William Blair Investment Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (an affiliate of the investment adviser), FIL Investment Advisors and Geode Capital Management, LLC, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. Effective July 1, 2019 accounting fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. For the period, the total fees paid for accounting and administration of securities lending were equivalent to less than .005%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers International Fund	$1,394

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by FMR. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Strategic Advisers International Fund	$40,554

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2022. During the period, this waiver reduced the Fund's management fee by $40,275,872.

In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $31,663 and $153, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity International Discovery Fund	15%
Fidelity Japan Smaller Companies Fund	17%
Fidelity Advisor Japan Fund	15%

11. Coronavirus (Covid-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers International Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers International Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 14 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and a Director of Strategic Advisers LLC (2018-present). Previously, Mr. Hogan served as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), President of FMR Co., Inc. (2009-2018), a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of Fidelity Management & Research Company (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of Fidelity Management & Research Company (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Christine Marcks (1955)

Year of Election or Appointment: 2019

Member of the Advisory Board

Ms. Marcks also serves as Member of the Advisory Board of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2019 to February 29, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period-B September 1, 2019 to February 29, 2020
Actual	.19%	$1,000.00	$1,013.90	$.95
Hypothetical-C		$1,000.00	$1,023.92	$.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers International Fund voted to pay on April 9, 2020, to shareholders of record at the opening of business on April 8, 2020, a distribution of $0.077 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.012 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2020, $189,015,336, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 18% and 1% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 69% and 92% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Strategic Advisers International Fund
	04/08/19	$0.0163	$0.0007
	12/31/19	$0.2066	$0.0178

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Fund

On September 4, 2019, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with T. Rowe Price Associates, Inc. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers LLC (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the sub-advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. The Board noted that it is familiar with the nature, extent and quality of services provided by the Sub-Adviser from its oversight of the Sub-Adviser on behalf of other funds overseen by the Board and that the same support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating its investment personnel. The Board noted that the Sub-Adviser will utilize a different investment mandate to manage the fund than it currently uses in managing other Strategic Advisers funds and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund and its use of technology. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in its deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's management fee and total operating expenses, if any, as a result of hiring the New Sub-Adviser.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.00% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the fund's management fee through September 30, 2021, and its proposal to extend the waiver through September 30, 2022. The Board also considered that after allocating assets to the New Sub-Adviser, the fund's management fee and total net expenses are expected to continue to rank below the competitive peer group medians presented to you in the June 2019 management contract renewal materials.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers' portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve each Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a significant impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the New Sub-Adviser as assets allocated to the New Sub-Adviser grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers) and the sub-advisory agreements with Arrowstreet Capital, Limited Partnership (Arrowstreet), Causeway Capital Management LLC (Causeway), FIAM LLC, FIL Investment Advisors (FIL), Geode Capital Management, LLC (Geode), Massachusetts Financial Services Company (MFS), Thompson, Siegel & Walmsley, LLC (TSW), and William Blair Investment Management, LLC (William Blair) (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements), and the sub-sub-advisory agreement with FIL Investment Advisors (UK) Limited (the Sub-Sub-Advisory Agreement and, together with the management contract and the Sub-Advisory Agreements, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2019 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board approved amendments to the sub-advisory agreements with: (i) Arrowstreet, FIL, Geode, and William Blair to add certain exceptions to the most favored nation (MFN) provision in each such sub-advisory agreement; and (ii) Causeway, MFS, and TSW to both expand the scope of, and add certain exceptions to, the MFN provision in each such sub-advisory agreement. Where applicable, the Board also approved non-material amendments to these sub-advisory agreements. The Board noted that the other terms of each amended sub-advisory agreement are not materially different from those of the applicable existing sub-advisory agreement and that Arrowstreet, Causeway, FIL, Geode, MFS, TSW, and William Blair each will continue to provide the same services to the fund.

In reaching its determination to renew the fund's Advisory Contracts and approve the amendments to the sub-advisory agreements described above (Amendments), the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the Amendments, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the Amendments is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the Amendments do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the Amendments was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers’ investment staffs, their use of technology, and the Investment Advisers’ approach to managing and compensating investment personnel. The Board noted that the Investment Advisers’ analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers’ trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2018, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers International Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one- and three-year periods and in the second quartile for the five-year period ended December 31, 2018. The Board also noted that the fund had out-performed 40%, 40%, and 65% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2018. The Board also noted that the investment performance of the fund was lower than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2022 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.00%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers International Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2018.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2018.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2022.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the Amendments should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement and the approval of the Amendments do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot not be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SIT-ANN-0420
1.912865.109

Strategic Advisers® Small-Mid Cap Fund

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Annual Report

February 29, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

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NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following the end of this reporting period, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Small-Mid Cap Fund	(2.40)%	5.17%	9.84%

 Prior to May 1, 2010, the fund was named PAS® Small Cap Fund of Funds, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Fund on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2500™ Index performed over the same period.

Period Ending Values
$25,559	Strategic Advisers® Small-Mid Cap Fund
$28,935	Russell 2500™ Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks stalled to begin the new year and declined in late February, as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. For the 12 months ending February 29, 2020, the U.S. equity bellwether S&P 500® index gained 8.19%. The period began with equities rising amid upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. The uptrend extended until May, when the index dipped as trade talks between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving higher through December 31. Following a roughly flat January, stocks sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors to safer asset classes. By sector, information technology (+27%) led the way by a wide margin, followed by utilities and communication services (+13% each). In contrast, energy (-25%) was by far the weakest category, struggling due to sluggish oil prices. Other notable laggards included materials and industrials (-2% each).

Comments from Portfolio Manager Barry Golden:  For the fiscal year, the Fund returned -2.40%, trailing the -1.80% result of its small-to-mid-cap benchmark, the Russell 2500® Index. During a period in which growth stocks and strategies outperformed their value-oriented counterparts, underlying managers with a value emphasis hampered the Fund’s relative performance. Versus the benchmark, sub-adviser LSV Asset Management (-10%) was the biggest detractor, as this manager’s deep-value strategy was out of favor this period. LSV was also hurt by security selection in the industrials, materials and health care sectors. The U.S. SMID-Cap Value strategy (-10%) managed by sub-adviser AB was another relative detractor, hampered by adverse stock selection across several groups, along with an overweighting in the poor-performing energy sector. On the plus side, sub-adviser JPMorgan Investment Management was the Fund's top relative contributor, as its quality-oriented SMID-cap strategy (+6%) focused on companies’ intrinsic value generated strong relative performance. Victory Capital Management’s sub-advised strategy (+10%) handily outperformed the Russell 2500 Index and was another key contributor, capitalizing on its quality-tilted growth strategy. In terms of positioning changes, we added the SMID Select strategy managed by ArrowMark Partners and hired FIAM to run its Small-Mid Cap Core Strategy. Additionally, we de-funded three sub-advisers: Mellon Investments, Fisher Investments and Voya Investment Management.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2020

(excluding cash equivalents)

% of fund's net assets
Fidelity SAI Small-Mid Cap 500 Index Fund	1.6
Fidelity Small Cap Index Fund	1.5
Fidelity SAI Real Estate Index Fund	1.4
j2 Global, Inc.	0.8
LogMeIn, Inc.	0.6
SS&C Technologies Holdings, Inc.	0.6
Pool Corp.	0.6
Skechers U.S.A., Inc. Class A (sub. vtg.)	0.6
ON Semiconductor Corp.	0.6
Bright Horizons Family Solutions, Inc.	0.6
8.9

Top Five Market Sectors as of February 29, 2020

(stocks only)

% of fund's net assets
Information Technology	20.0
Industrials	17.5
Financials	13.3
Consumer Discretionary	12.5
Health Care	12.5

Asset Allocation (% of fund's net assets)

As of February 29, 2020
Common Stocks	93.5%
Mid-Cap Blend Funds	1.6%
Small Blend Funds	1.5%
Sector Funds	1.4%
Short-Term Investments and Net Other Assets (Liabilities)	2.0%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value
COMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 0.3%
Bandwidth, Inc. (a)	159,312	$10,019,132
CenturyLink, Inc.	509,400	6,148,458
Cogent Communications Group, Inc.	13,063	953,730
GCI Liberty, Inc. (a)	32,500	2,246,075
Ooma, Inc. (a)	82,036	1,052,522
Vonage Holdings Corp. (a)	328,366	2,942,159
		23,362,076
Entertainment - 0.9%
Cinemark Holdings, Inc.	969,849	25,177,280
Electronic Arts, Inc. (a)	51,398	5,210,215
Glu Mobile, Inc. (a)	349,577	2,488,988
Live Nation Entertainment, Inc. (a)	126,077	7,661,699
Nintendo Co. Ltd. ADR (b)	28,657	1,203,021
Roku, Inc. Class A (a)	21,280	2,418,898
Sciplay Corp. (A Shares)	26,057	235,555
The Madison Square Garden Co. (a)	29,247	7,832,932
World Wrestling Entertainment, Inc. Class A (b)	270,763	12,663,586
		64,892,174
Interactive Media & Services - 0.8%
Alphabet, Inc. Class C (a)	8,553	11,455,289
ANGI Homeservices, Inc. Class A (a)(b)	329,139	2,346,761
CarGurus, Inc. Class A (a)	181,777	4,633,496
Cars.com, Inc. (a)	198,000	1,797,840
Facebook, Inc. Class A (a)	33,453	6,438,699
Match Group, Inc. (a)(b)	77,200	5,018,000
Pinterest, Inc. Class A	470,428	9,173,346
QuinStreet, Inc. (a)	356,614	4,593,188
TripAdvisor, Inc.	154,482	3,622,603
Yelp, Inc. (a)	130,461	4,079,515
		53,158,737
Media - 0.6%
AMC Networks, Inc. Class A (a)	83,700	2,594,700
Boston Omaha Corp. (a)(b)	157,459	3,064,152
Cable One, Inc.	900	1,415,718
Criteo SA sponsored ADR (a)	327,303	4,146,929
Entercom Communications Corp. Class A	1,579,098	5,479,470
Liberty Media Corp. Liberty Formula One Group Series C (a)	19,800	773,388
National CineMedia, Inc.	1,135,576	8,732,579
Nexstar Broadcasting Group, Inc. Class A	64,614	7,429,318
Ocean Outdoor Ltd. (a)(c)	599,182	4,715,185
TechTarget, Inc. (a)	107,467	2,485,712
		40,837,151
Wireless Telecommunication Services - 0.1%
Boingo Wireless, Inc. (a)	577,526	7,317,254

TOTAL COMMUNICATION SERVICES		189,567,392

CONSUMER DISCRETIONARY - 12.5%
Auto Components - 1.0%
Autoliv, Inc.	75,961	5,068,878
BorgWarner, Inc.	201,900	6,380,040
Cooper Tire & Rubber Co.	78,500	2,000,965
Cooper-Standard Holding, Inc. (a)	344,191	5,947,620
Dana, Inc.	569,362	8,187,426
Dorman Products, Inc. (a)	26,012	1,577,368
Fox Factory Holding Corp. (a)	65,190	4,133,046
Gentex Corp.	347,452	9,276,968
LCI Industries	135,104	13,044,291
Lear Corp.	98,818	10,988,562
Standard Motor Products, Inc.	37,111	1,632,884
Stoneridge, Inc. (a)	103,713	2,292,057
The Goodyear Tire & Rubber Co.	208,800	2,022,228
		72,552,333
Automobiles - 0.3%
Harley-Davidson, Inc.	147,900	4,506,513
Thor Industries, Inc.	245,060	18,479,975
		22,986,488
Distributors - 1.0%
LKQ Corp. (a)	853,417	25,244,075
Pool Corp.	198,876	41,954,881
		67,198,956
Diversified Consumer Services - 1.9%
American Public Education, Inc. (a)	14,704	327,311
Bright Horizons Family Solutions, Inc. (a)	246,618	38,756,019
Chegg, Inc. (a)	189,119	7,415,356
Frontdoor, Inc. (a)	779,684	33,058,602
Grand Canyon Education, Inc. (a)	109,372	8,824,133
Houghton Mifflin Harcourt Co. (a)	470,513	2,573,706
HyreCar, Inc. (a)(b)	534,414	1,678,060
Park Lawn Corp.	517,654	10,173,747
Service Corp. International	80,300	3,837,537
ServiceMaster Global Holdings, Inc. (a)	58,900	2,106,853
Strategic Education, Inc.	132,633	19,547,452
Weight Watchers International, Inc. (a)	33,210	996,300
		129,295,076
Hotels, Restaurants & Leisure - 1.7%
Bloomin' Brands, Inc.	577,241	10,384,566
Chipotle Mexican Grill, Inc. (a)	6,280	4,858,082
Churchill Downs, Inc.	34,430	4,325,785
Dave & Buster's Entertainment, Inc.	133,725	4,414,262
Dominos Pizza Enterprises Ltd. (b)	107,393	3,888,442
Eldorado Resorts, Inc. (a)	3,800	190,684
Extended Stay America, Inc. unit	477,356	5,241,369
Great Canadian Gaming Corp. (a)	215,393	6,311,348
Jack in the Box, Inc.	21,134	1,455,287
Lindblad Expeditions Holdings (a)	348,104	4,142,438
Papa John's International, Inc.	135,053	7,780,403
Penn National Gaming, Inc. (a)	50,600	1,496,242
Planet Fitness, Inc. (a)	378,411	25,538,958
Playa Hotels & Resorts NV (a)	803,359	4,257,803
Six Flags Entertainment Corp.	54,142	1,368,710
Vail Resorts, Inc.	62,128	13,209,034
Wendy's Co.	491,130	9,272,534
Wingstop, Inc.	26,265	2,218,079
Wyndham Destinations, Inc.	281,791	11,243,461
		121,597,487
Household Durables - 1.1%
Cavco Industries, Inc. (a)	7,668	1,546,789
Garmin Ltd.	108,212	9,564,859
Helen of Troy Ltd. (a)	23,644	3,891,802
La-Z-Boy, Inc.	52,598	1,506,933
Lennar Corp. Class A	137,878	8,319,559
M.D.C. Holdings, Inc.	213,386	8,394,605
NVR, Inc. (a)	1,778	6,520,246
PulteGroup, Inc.	155,000	6,231,000
Purple Innovation, Inc. (a)	118,941	1,615,219
Skyline Champion Corp. (a)	142,015	3,618,542
Sonos, Inc. (a)	291,873	3,368,214
Taylor Morrison Home Corp. (a)	353,319	7,956,744
Tempur Sealy International, Inc. (a)	73,630	5,503,843
Toll Brothers, Inc.	111,375	4,124,216
Whirlpool Corp.	39,900	5,101,614
		77,264,185
Internet & Direct Marketing Retail - 0.7%
Chewy, Inc. (b)	382,518	11,322,533
Etsy, Inc. (a)	154,054	8,905,862
Expedia, Inc.	23,252	2,293,112
GrubHub, Inc. (a)	90,337	4,346,113
PetMed Express, Inc.	18,444	486,922
Quotient Technology, Inc. (a)	230,305	2,061,230
Shutterstock, Inc.	368,461	14,200,487
The Rubicon Project, Inc. (a)	208,122	2,362,185
		45,978,444
Leisure Products - 0.8%
Brunswick Corp.	541,619	28,814,131
Callaway Golf Co.	305,854	5,193,401
Clarus Corp.	308,236	3,563,208
Hasbro, Inc.	26,400	2,039,400
Polaris, Inc.	174,889	14,433,589
Sturm, Ruger & Co., Inc.	14,892	715,412
		54,759,141
Multiline Retail - 0.1%
Dillard's, Inc. Class A (b)	46,400	2,611,856
Dollar Tree, Inc. (a)	15,097	1,253,504
Kohl's Corp.	112,400	4,400,460
		8,265,820
Specialty Retail - 2.0%
Aaron's, Inc. Class A	153,997	6,056,702
Advance Auto Parts, Inc.	38,099	5,066,405
America's Car Mart, Inc. (a)	44,297	4,552,403
American Eagle Outfitters, Inc.	263,300	3,391,304
Burlington Stores, Inc. (a)	80,980	17,512,735
CarMax, Inc. (a)	26,011	2,271,020
Five Below, Inc. (a)	72,199	6,999,693
Floor & Decor Holdings, Inc. Class A (a)	38,910	1,986,356
Foot Locker, Inc.	447,427	16,219,229
Group 1 Automotive, Inc.	79,037	6,736,324
Haverty Furniture Companies, Inc.	104,300	1,754,326
Lithia Motors, Inc. Class A (sub. vtg.)	62,362	7,431,056
National Vision Holdings, Inc. (a)	211,472	7,363,455
Office Depot, Inc.	995,000	2,338,250
Penske Automotive Group, Inc.	90,200	4,151,004
Sally Beauty Holdings, Inc. (a)	2,272,409	28,268,768
Signet Jewelers Ltd.	201,170	4,691,284
Sonic Automotive, Inc. Class A (sub. vtg.)	111,800	3,130,400
Ulta Beauty, Inc. (a)	14,057	3,613,914
Williams-Sonoma, Inc.	120,194	7,498,904
		141,033,532
Textiles, Apparel & Luxury Goods - 1.9%
Capri Holdings Ltd. (a)	230,782	5,958,791
Carter's, Inc.	236,606	21,642,351
Columbia Sportswear Co.	34,000	2,764,200
Crocs, Inc. (a)	197,736	5,174,751
Deckers Outdoor Corp. (a)	15,839	2,752,818
Hanesbrands, Inc.	2,124,494	28,128,301
Levi Strauss & Co. Class A	178,890	3,039,341
PVH Corp.	64,400	4,772,684
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,233,429	40,801,831
Steven Madden Ltd.	205,714	6,726,848
Under Armour, Inc. Class C (non-vtg.) (a)	464,572	5,797,859
Unifi, Inc. (a)	72,830	1,556,377
Wolverine World Wide, Inc.	215,590	5,667,861
		134,784,013

TOTAL CONSUMER DISCRETIONARY		875,715,475

CONSUMER STAPLES - 3.8%
Beverages - 0.4%
Boston Beer Co., Inc. Class A (a)	10,411	3,860,295
Brown-Forman Corp. Class B (non-vtg.)	148,909	9,144,502
Cott Corp.	583,595	8,316,229
Cott Corp.	318,674	4,518,060
National Beverage Corp. (b)	10,836	458,254
		26,297,340
Food & Staples Retailing - 1.1%
BJ's Wholesale Club Holdings, Inc. (a)	563,150	10,846,269
Casey's General Stores, Inc.	72,900	11,884,158
Grocery Outlet Holding Corp.	178,607	5,652,912
Performance Food Group Co. (a)	570,381	24,184,154
SpartanNash Co.	65,200	810,436
U.S. Foods Holding Corp. (a)	636,005	21,395,208
Weis Markets, Inc.	47,626	1,774,069
		76,547,206
Food Products - 1.6%
Flowers Foods, Inc.	150,531	3,240,932
Fresh Del Monte Produce, Inc.	88,779	2,434,320
Freshpet, Inc. (a)	55,138	3,664,471
Hostess Brands, Inc. Class A (a)	620,640	7,888,334
Ingredion, Inc.	117,011	9,747,016
J&J Snack Foods Corp.	13,454	2,163,672
John B. Sanfilippo & Son, Inc.	7,799	547,412
Lamb Weston Holdings, Inc.	235,266	20,442,263
Lancaster Colony Corp.	17,489	2,526,286
Nomad Foods Ltd. (a)	1,469,665	27,130,016
Pilgrim's Pride Corp. (a)	199,300	4,217,188
Post Holdings, Inc. (a)	79,982	8,098,977
Premium Brands Holdings Corp.	57,531	4,034,564
The Hain Celestial Group, Inc. (a)	370,711	8,796,972
The J.M. Smucker Co.	70,800	7,291,692
Tootsie Roll Industries, Inc. (b)	17,024	546,130
TreeHouse Foods, Inc. (a)	40,600	1,547,266
		114,317,511
Household Products - 0.2%
Central Garden & Pet Co. Class A (non-vtg.) (a)	201,235	5,093,258
Energizer Holdings, Inc. (b)	167,533	7,202,244
Spectrum Brands Holdings, Inc.	37,202	2,004,816
WD-40 Co.	12,394	2,137,841
		16,438,159
Personal Products - 0.4%
elf Beauty, Inc. (a)	964,314	15,390,451
Herbalife Nutrition Ltd. (a)	117,069	3,788,353
MediFast, Inc. (b)	50,750	4,217,833
Nu Skin Enterprises, Inc. Class A	49,828	1,221,783
USANA Health Sciences, Inc. (a)	12,299	812,964
		25,431,384
Tobacco - 0.1%
Universal Corp.	92,378	4,558,854

TOTAL CONSUMER STAPLES		263,590,454

ENERGY - 1.4%
Energy Equipment & Services - 0.3%
Apergy Corp. (a)(b)	84,056	1,563,442
Cactus, Inc.	80,918	2,209,871
Core Laboratories NV	129,022	3,462,950
Dril-Quip, Inc. (a)	114,093	4,063,993
Oil States International, Inc. (a)	304,100	2,405,431
Patterson-UTI Energy, Inc.	1,135,121	6,504,243
RPC, Inc. (b)	403,838	1,389,203
		21,599,133
Oil, Gas & Consumable Fuels - 1.1%
Abraxas Petroleum Corp. (a)	2,060,821	391,556
Arch Coal, Inc.	21,000	1,057,350
Brigham Minerals, Inc. Class A	160,149	2,554,377
Canacol Energy Ltd.	1,071,687	3,417,262
Canadian Natural Resources Ltd.	68,060	1,751,889
Cenovus Energy, Inc. (Canada)	240,308	1,767,063
Cimarex Energy Co.	215,626	7,126,439
CONSOL Energy, Inc. (a)	24,242	137,937
Delek U.S. Holdings, Inc.	142,800	3,053,064
Devon Energy Corp.	237,100	3,850,504
Diamondback Energy, Inc.	76,571	4,747,402
Enerplus Corp.	431,248	1,873,105
Gulfport Energy Corp. (a)	350,800	287,516
HollyFrontier Corp.	290,773	9,793,235
Kosmos Energy Ltd.	1,104,505	3,368,740
Magnolia Oil & Gas Corp. Class A (a)	214,100	1,607,891
Marathon Petroleum Corp.	14,399	682,801
Noble Energy, Inc.	115,062	1,821,431
Northern Oil & Gas, Inc. (a)(b)	2,280,636	3,306,922
Ovintiv, Inc. (b)	92,387	1,067,070
Parsley Energy, Inc. Class A	122,183	1,637,252
PBF Energy, Inc. Class A	187,700	4,202,603
PDC Energy, Inc. (a)	155,539	2,959,907
QEP Resources, Inc.	733,473	1,650,314
Rex American Resources Corp. (a)	11,443	801,124
Southwestern Energy Co. (a)(b)	800,000	1,136,000
W&T Offshore, Inc. (a)	660,000	1,716,000
World Fuel Services Corp.	285,530	8,074,788
		75,841,542

TOTAL ENERGY		97,440,675

FINANCIALS - 13.3%
Banks - 4.6%
Associated Banc-Corp.	461,939	7,820,627
Bank of Hawaii Corp.	35,815	2,665,352
Bank OZK	352,702	8,955,104
BankUnited, Inc.	674,267	20,025,730
Berkshire Hills Bancorp, Inc.	84,000	2,050,440
Boston Private Financial Holdings, Inc.	252,961	2,467,635
Cadence Bancorp Class A	481,471	6,798,371
Cathay General Bancorp	102,900	3,167,262
Centerstate Banks of Florida, Inc.	122,023	2,468,525
CIT Group, Inc.	136,200	5,408,502
Citizens Financial Group, Inc.	300,900	9,535,521
Columbia Banking Systems, Inc.	59,159	1,964,079
Comerica, Inc.	113,581	5,978,904
Commerce Bancshares, Inc.	204,262	12,468,152
Cullen/Frost Bankers, Inc.	126,355	9,904,968
East West Bancorp, Inc.	69,867	2,706,648
First Citizens Bancshares, Inc.	7,015	3,179,970
First Financial Bankshares, Inc.	109,338	3,142,374
First Foundation, Inc.	84,700	1,226,033
First Hawaiian, Inc.	731,661	17,523,281
First Horizon National Corp.	94,000	1,253,020
First Merchants Corp.	79,896	2,794,762
First Midwest Bancorp, Inc., Delaware	136,820	2,483,283
FNB Corp., Pennsylvania	271,300	2,737,417
Fulton Financial Corp.	239,600	3,462,220
Hancock Whitney Corp.	82,900	2,777,150
Hanmi Financial Corp.	204,657	3,192,649
Hope Bancorp, Inc.	395,500	4,829,055
Huntington Bancshares, Inc.	410,871	5,041,387
IBERIABANK Corp.	242,907	14,620,572
KeyCorp	420,100	6,868,635
PacWest Bancorp	89,800	2,841,272
Peapack-Gladstone Financial Corp.	57,910	1,589,630
Peoples Bancorp, Inc.	40,051	1,143,456
Preferred Bank, Los Angeles	49,509	2,531,395
Regions Financial Corp.	579,341	7,832,690
ServisFirst Bancshares, Inc.	196,674	6,795,087
Signature Bank	94,428	11,812,943
Sterling Bancorp	362,907	6,016,998
SVB Financial Group (a)	32,707	6,808,289
Synovus Financial Corp.	376,712	10,932,182
TCF Financial Corp.	243,800	8,884,072
Texas Capital Bancshares, Inc. (a)	135,649	6,386,355
Umpqua Holdings Corp.	643,836	9,908,636
United Community Bank, Inc.	209,600	5,191,792
Webster Financial Corp.	165,857	6,297,590
Western Alliance Bancorp.	468,639	21,576,140
Wintrust Financial Corp.	175,596	9,378,582
Zions Bancorp NA	468,078	18,699,716
		324,144,453
Capital Markets - 3.1%
Alta Equipment Group, Inc. (a)(b)	211,981	1,867,553
Ares Management Corp.	150,150	5,193,689
Artisan Partners Asset Management, Inc.	45,546	1,301,705
Cohen & Steers, Inc.	19,203	1,203,068
Cowen Group, Inc. Class A	40,800	610,776
Diamond Hill Investment Group, Inc.	2,914	369,291
E*TRADE Financial Corp.	292,750	13,402,095
Eaton Vance Corp. (non-vtg.)	303,676	12,529,672
Evercore, Inc. Class A	109,013	7,262,446
FactSet Research Systems, Inc.	68,840	18,310,752
Federated Hermes, Inc. Class B (non-vtg.)	85,496	2,466,560
Focus Financial Partners, Inc. Class A (a)	221,115	6,012,117
FS KKR Capital Corp.	431,000	2,284,300
Houlihan Lokey	31,131	1,594,530
Interactive Brokers Group, Inc.	116,821	5,969,553
Lazard Ltd. Class A	629,243	22,539,484
Legg Mason, Inc.	202,200	10,073,604
LPL Financial	282,455	22,449,523
MarketAxess Holdings, Inc.	33,663	10,917,921
Moelis & Co. Class A	309,461	9,890,374
Morningstar, Inc.	105,716	15,529,680
Newtek Business Services Corp. (b)	142,900	2,709,384
Oaktree Specialty Lending Corp.	547,600	2,683,240
PJT Partners, Inc.	48,924	2,199,134
Prospect Capital Corp.	398,500	2,195,735
SEI Investments Co.	117,006	6,401,398
Stifel Financial Corp.	70,134	3,818,095
Tradeweb Markets, Inc. Class A	88,646	4,274,510
Victory Capital Holdings, Inc.	521,474	10,309,541
Waddell & Reed Financial, Inc. Class A (b)	66,804	919,223
WisdomTree Investments, Inc.	1,775,783	7,209,679
		214,498,632
Consumer Finance - 0.9%
Ally Financial, Inc.	244,300	6,124,601
Credit Acceptance Corp. (a)(b)	11,066	4,461,811
CURO Group Holdings Corp.	10,880	100,422
First Cash Financial Services, Inc.	107,450	8,265,054
LendingTree, Inc. (a)(b)	35,168	9,700,038
Navient Corp.	841,965	9,455,267
Nelnet, Inc. Class A	24,756	1,314,544
OneMain Holdings, Inc.	121,798	4,476,077
PRA Group, Inc. (a)	84,854	3,294,032
Regional Management Corp. (a)	68,700	1,762,155
SLM Corp.	1,149,676	11,922,140
		60,876,141
Diversified Financial Services - 0.3%
Banco Latinoamericano de Comercio Exterior SA Series E	75,700	1,353,516
Jefferies Financial Group, Inc.	166,298	3,277,734
Voya Financial, Inc.	302,517	15,924,495
		20,555,745
Insurance - 3.0%
Alleghany Corp.	7,126	4,790,454
American Financial Group, Inc.	81,708	7,551,453
Assurant, Inc.	53,939	6,504,504
Assured Guaranty Ltd.	223,425	9,117,974
Axis Capital Holdings Ltd.	109,866	6,165,680
Brown & Brown, Inc.	76,800	3,303,168
CNA Financial Corp.	275,632	11,460,779
CNO Financial Group, Inc.	339,200	5,433,984
Crawford & Co. Class B	166,972	1,140,419
eHealth, Inc. (a)	49,843	5,849,076
Erie Indemnity Co. Class A	17,756	2,537,688
Everest Re Group Ltd.	86,147	21,354,118
First American Financial Corp.	231,072	13,194,211
Genworth Financial, Inc. Class A	149,800	584,220
Goosehead Insurance	8,039	436,035
Hanover Insurance Group, Inc.	67,939	8,053,489
Heritage Insurance Holdings, Inc.	127,900	1,427,364
Kemper Corp.	102,052	7,025,260
Kinsale Capital Group, Inc.	130,574	15,860,824
Lincoln National Corp.	116,200	5,274,318
National General Holdings Corp.	289,037	5,627,550
Old Republic International Corp.	338,900	6,683,108
Palomar Holdings, Inc.	11,289	573,594
Primerica, Inc.	38,453	4,281,357
ProAssurance Corp.	44,992	1,221,533
Reinsurance Group of America, Inc.	179,939	21,957,956
RLI Corp.	183,252	14,729,796
Selective Insurance Group, Inc.	70,856	3,952,348
Universal Insurance Holdings, Inc.	130,193	2,693,693
Unum Group	241,300	5,624,703
White Mountains Insurance Group Ltd.	5,565	5,509,907
		209,920,563
Mortgage Real Estate Investment Trusts - 0.7%
AGNC Investment Corp.	234,908	4,002,832
Annaly Capital Management, Inc.	349,000	3,092,140
Ares Commercial Real Estate Corp.	118,492	1,808,188
Blackstone Mortgage Trust, Inc.	92,653	3,341,067
Chimera Investment Corp.	176,100	3,460,365
MFA Financial, Inc.	1,089,749	7,878,885
New York Mortgage Trust, Inc.	403,200	2,298,240
Redwood Trust, Inc.	477,142	8,149,585
Starwood Property Trust, Inc.	217,772	4,830,183
Two Harbors Investment Corp.	697,713	9,454,011
		48,315,496
Thrifts & Mortgage Finance - 0.7%
Axos Financial, Inc. (a)	154,346	3,844,759
Essent Group Ltd.	430,461	18,785,318
Farmer Mac Class C (non-vtg.)	27,685	2,078,036
Meta Financial Group, Inc.	86,650	2,846,453
MGIC Investment Corp.	490,900	5,905,527
NMI Holdings, Inc. (a)	65,357	1,525,432
Radian Group, Inc.	327,090	6,947,392
Walker & Dunlop, Inc.	130,534	8,465,130
		50,398,047

TOTAL FINANCIALS		928,709,077

HEALTH CARE - 12.5%
Biotechnology - 2.8%
AbbVie, Inc.	19,221	1,647,432
ACADIA Pharmaceuticals, Inc. (a)	69,818	2,984,021
Agios Pharmaceuticals, Inc. (a)	157,148	7,461,387
Aimmune Therapeutics, Inc. (a)(b)	160,686	3,825,934
Akebia Therapeutics, Inc. (a)	198,769	1,763,081
Allogene Therapeutics, Inc. (a)(b)	68,360	1,845,720
Anika Therapeutics, Inc. (a)	12,670	529,099
Applied Genetic Technologies Corp. (a)	232,909	1,101,660
Arena Pharmaceuticals, Inc. (a)	41,230	1,838,858
Ascendis Pharma A/S sponsored ADR (a)	19,161	2,498,211
Aurinia Pharmaceuticals, Inc. (a)(b)	99,100	1,734,250
BeiGene Ltd. ADR (a)	9,720	1,539,162
Biohaven Pharmaceutical Holding Co. Ltd. (a)	51,486	2,273,622
BioMarin Pharmaceutical, Inc. (a)	51,426	4,647,368
Biospecifics Technologies Corp. (a)	4,729	260,994
Blueprint Medicines Corp. (a)	75,575	4,090,875
Castle Biosciences, Inc. (b)	111,369	3,334,388
Coherus BioSciences, Inc. (a)	98,510	1,906,169
DBV Technologies SA sponsored ADR (a)(b)	558,497	5,467,686
Deciphera Pharmaceuticals, Inc. (a)	192,750	10,262,010
Emergent BioSolutions, Inc. (a)	116,258	6,822,019
Exact Sciences Corp. (a)	125,780	10,181,891
Exelixis, Inc. (a)	107,112	1,991,212
Gilead Sciences, Inc.	93,095	6,457,069
Global Blood Therapeutics, Inc. (a)	88,955	5,689,562
Gossamer Bio, Inc.	64,319	844,508
Halozyme Therapeutics, Inc. (a)	59,566	1,165,707
Heron Therapeutics, Inc. (a)(b)	376,917	7,029,502
Immunomedics, Inc. (a)	780,519	12,488,304
Insmed, Inc. (a)	69,818	1,738,468
Invitae Corp. (a)(b)	61,977	1,263,091
Iovance Biotherapeutics, Inc. (a)	87,956	2,894,632
Kodiak Sciences, Inc. (a)	96,248	6,156,985
Lexicon Pharmaceuticals, Inc. (a)(b)	18,697	51,884
Ligand Pharmaceuticals, Inc. Class B (a)(b)	149,916	14,032,138
Madrigal Pharmaceuticals, Inc. (a)(b)	14,200	1,223,614
Myriad Genetics, Inc. (a)	32,517	572,950
Neurocrine Biosciences, Inc. (a)	300,143	28,423,542
NextCure, Inc.	42,780	1,786,493
Precision BioSciences, Inc. (a)	114,053	913,565
PTC Therapeutics, Inc. (a)	44,790	2,456,284
Puma Biotechnology, Inc. (a)(b)	48,070	516,993
Repligen Corp. (a)	10,922	934,923
Sarepta Therapeutics, Inc. (a)	57,280	6,556,842
Seattle Genetics, Inc. (a)	18,700	2,129,182
Syros Pharmaceuticals, Inc. (a)	271,513	1,588,351
Ultragenyx Pharmaceutical, Inc. (a)	47,788	2,679,951
United Therapeutics Corp. (a)	44,270	4,558,039
Viking Therapeutics, Inc. (a)(b)	852,840	5,048,813
		199,208,441
Health Care Equipment & Supplies - 3.5%
Abiomed, Inc. (a)	51,629	7,757,774
Atrion Corp.	1,274	785,179
AxoGen, Inc. (a)	985,328	12,198,361
Cantel Medical Corp.	32,497	2,050,561
Dentsply Sirona, Inc.	54,600	2,688,504
Endologix, Inc. (a)(b)	452,524	565,655
Envista Holdings Corp. (a)	193,286	4,905,599
Glaukos Corp. (a)(b)	36,400	1,600,872
Hologic, Inc. (a)	45,700	2,153,384
ICU Medical, Inc. (a)	50,760	9,939,316
IDEXX Laboratories, Inc. (a)	73,837	18,792,255
Insulet Corp. (a)	77,985	14,814,810
Integra LifeSciences Holdings Corp. (a)	162,333	8,457,549
iRhythm Technologies, Inc. (a)	38,200	3,322,254
LeMaitre Vascular, Inc.	10,802	307,857
Masimo Corp. (a)	81,053	13,238,386
Meridian Bioscience, Inc.	36,888	294,735
Merit Medical Systems, Inc. (a)	650,941	23,440,385
Neogen Corp. (a)	46,531	2,826,758
Nevro Corp. (a)	42,636	5,549,075
Penumbra, Inc. (a)	36,193	6,002,971
Quidel Corp. (a)	120,286	9,290,891
Semler Scientific, Inc. (a)	26,350	1,396,550
STERIS PLC	160,570	25,469,613
Teleflex, Inc.	29,531	9,893,476
The Cooper Companies, Inc.	49,130	15,946,124
ViewRay, Inc. (a)(b)	273,200	784,084
West Pharmaceutical Services, Inc.	253,020	38,094,691
		242,567,669
Health Care Providers & Services - 2.9%
Amedisys, Inc. (a)	35,410	6,161,694
BioTelemetry, Inc. (a)	361,195	15,430,250
Centene Corp. (a)	301,987	16,011,351
Chemed Corp.	14,341	5,989,088
Corvel Corp. (a)	7,983	550,348
Encompass Health Corp.	325,818	24,384,219
Five Star Sr Living, Inc. (a)	40,440	191,686
Guardant Health, Inc. (a)	77,893	6,773,575
HealthEquity, Inc. (a)	272,924	19,374,875
Henry Schein, Inc. (a)	129,169	7,871,559
LHC Group, Inc. (a)	52,790	6,411,873
MEDNAX, Inc. (a)	966,893	16,524,201
Molina Healthcare, Inc. (a)	214,532	26,290,897
Owens & Minor, Inc.	266,300	1,818,829
Patterson Companies, Inc.	123,978	2,949,437
PetIQ, Inc. Class A (a)(b)	118,003	3,669,893
Premier, Inc. (a)	464,348	13,665,762
Quest Diagnostics, Inc.	80,100	8,495,406
R1 RCM, Inc. (a)	117,400	1,441,672
RadNet, Inc. (a)	106,700	2,179,881
Select Medical Holdings Corp. (a)	318,986	7,636,525
U.S. Physical Therapy, Inc.	10,900	1,135,998
Universal Health Services, Inc. Class B	59,264	7,333,327
		202,292,346
Health Care Technology - 0.3%
Change Healthcare, Inc. (b)	305,114	4,146,499
Teladoc Health, Inc. (a)(b)	70,510	8,810,930
Veeva Systems, Inc. Class A (a)	48,530	6,889,804
		19,847,233
Life Sciences Tools & Services - 1.5%
10X Genomics, Inc. (a)(b)	53,556	4,268,413
Accelerate Diagnostics, Inc. (a)(b)	86,900	1,113,189
Avantor, Inc.	240,767	3,792,080
Bio-Rad Laboratories, Inc. Class A (a)	45,088	15,871,878
Bio-Techne Corp.	21,002	3,967,068
Bruker Corp.	143,540	6,252,602
ICON PLC (a)	121,660	18,986,260
Medpace Holdings, Inc. (a)	23,276	2,093,443
PerkinElmer, Inc.	61,055	5,277,594
PPD, Inc.	111,792	3,116,761
Quanterix Corp. (a)	156,403	3,567,552
Syneos Health, Inc. (a)	534,084	33,834,221
		102,141,061
Pharmaceuticals - 1.5%
Aerie Pharmaceuticals, Inc. (a)(b)	154,804	2,709,070
Catalent, Inc. (a)	370,738	19,104,129
Collegium Pharmaceutical, Inc. (a)	98,541	2,340,349
GW Pharmaceuticals PLC ADR (a)(b)	98,396	10,066,895
Horizon Pharma PLC (a)	344,830	11,800,083
Innoviva, Inc. (a)	216,035	2,909,991
Jazz Pharmaceuticals PLC (a)	119,535	13,696,320
Lannett Co., Inc. (a)(b)	177,600	1,545,120
Nektar Therapeutics (a)(b)	114,161	2,375,690
OptiNose, Inc. (a)	126,648	766,220
Pacira Biosciences, Inc. (a)	77,821	3,375,875
Prestige Brands Holdings, Inc. (a)	204,740	7,649,086
Reata Pharmaceuticals, Inc. (a)	29,723	5,788,554
Revance Therapeutics, Inc. (a)	585,966	13,547,534
Supernus Pharmaceuticals, Inc. (a)	149,063	2,681,643
Zogenix, Inc. (a)	61,185	1,534,520
Zynerba Pharmaceuticals, Inc. (a)(b)	373,391	1,590,646
		103,481,725

TOTAL HEALTH CARE		869,538,475

INDUSTRIALS - 17.5%
Aerospace & Defense - 1.3%
AAR Corp.	168,059	5,806,438
Arconic, Inc.	146,121	4,288,651
Axon Enterprise, Inc. (a)	86,429	6,687,012
Curtiss-Wright Corp.	28,451	3,412,413
HEICO Corp.	36,961	3,986,244
HEICO Corp. Class A	180,941	15,982,519
Hexcel Corp.	89,720	5,798,604
Huntington Ingalls Industries, Inc.	68,478	14,074,283
Mercury Systems, Inc. (a)	104,530	7,678,774
National Presto Industries, Inc.	4,291	337,187
Spirit AeroSystems Holdings, Inc. Class A	111,400	5,886,376
Teledyne Technologies, Inc. (a)	37,511	12,653,211
Textron, Inc.	188,705	7,661,423
		94,253,135
Air Freight & Logistics - 0.6%
Atlas Air Worldwide Holdings, Inc. (a)	75,884	2,027,620
C.H. Robinson Worldwide, Inc.	134,743	9,283,793
Forward Air Corp.	223,314	13,177,759
Hub Group, Inc. Class A (a)	119,342	5,517,181
XPO Logistics, Inc. (a)	171,166	12,661,149
		42,667,502
Airlines - 0.7%
Alaska Air Group, Inc.	298,653	15,070,030
Azul SA sponsored ADR (a)	220,600	6,507,700
Hawaiian Holdings, Inc.	252,753	5,277,483
JetBlue Airways Corp. (a)	520,555	8,214,358
SkyWest, Inc.	254,979	11,576,047
Spirit Airlines, Inc. (a)	60,966	1,734,483
		48,380,101
Building Products - 1.5%
A.O. Smith Corp.	128,828	5,095,147
AAON, Inc.	36,405	2,002,639
Apogee Enterprises, Inc.	76,492	2,309,293
Armstrong World Industries, Inc.	197,567	19,786,335
CSW Industrials, Inc.	13,615	896,412
Fortune Brands Home & Security, Inc.	294,425	18,180,744
Lennox International, Inc.	41,600	9,490,208
Masonite International Corp. (a)	209,048	15,365,028
Owens Corning	146,711	8,287,704
Patrick Industries, Inc.	164,447	8,687,735
Simpson Manufacturing Co. Ltd.	37,054	2,943,199
Trex Co., Inc. (a)	120,523	11,528,025
		104,572,469
Commercial Services & Supplies - 3.4%
ABM Industries, Inc.	751,358	24,734,705
ACCO Brands Corp.	471,306	3,775,161
Brady Corp. Class A	261,542	12,381,398
Casella Waste Systems, Inc. Class A (a)	110,339	5,345,925
Cimpress PLC (a)(b)	191,684	22,313,934
Clean Harbors, Inc. (a)	311,625	21,664,170
Copart, Inc. (a)	53,381	4,509,627
Deluxe Corp.	115,130	3,833,829
Harsco Corp. (a)	247,886	2,972,153
Healthcare Services Group, Inc. (b)	369,853	10,185,752
Herman Miller, Inc.	235,447	8,061,705
IAA Spinco, Inc. (a)	607,244	25,941,464
KAR Auction Services, Inc.	494,153	9,512,445
MSA Safety, Inc.	186,800	22,727,956
Pitney Bowes, Inc.	367,000	1,255,140
Ritchie Bros. Auctioneers, Inc.	388,714	15,431,946
Steelcase, Inc. Class A	279,500	4,533,490
The Brink's Co.	69,394	5,432,856
UniFirst Corp.	13,822	2,568,266
Waste Connection, Inc. (United States)	290,434	28,023,977
		235,205,899
Construction & Engineering - 0.6%
AECOM (a)	118,174	5,310,740
Aegion Corp. (a)	219,922	3,960,795
Jacobs Engineering Group, Inc.	60,020	5,542,247
Quanta Services, Inc.	203,877	7,773,830
Tutor Perini Corp. (a)	479,549	6,953,461
Williams Scotsman Corp. (a)	670,703	11,764,131
		41,305,204
Electrical Equipment - 1.2%
Acuity Brands, Inc.	68,219	7,017,006
AMETEK, Inc.	52,852	4,545,272
EnerSys	209,097	12,876,193
Generac Holdings, Inc. (a)	159,650	16,442,354
Hubbell, Inc. Class B	48,988	6,527,161
nVent Electric PLC	146,194	3,510,118
Regal Beloit Corp.	151,860	11,790,410
Sensata Technologies, Inc. PLC (a)	470,001	19,176,041
Vicor Corp. (a)	31,111	1,345,240
		83,229,795
Industrial Conglomerates - 0.2%
Carlisle Companies, Inc.	83,775	12,171,670
Raven Industries, Inc.	32,056	920,328
		13,091,998
Machinery - 4.4%
Alamo Group, Inc.	35,530	3,935,658
Allison Transmission Holdings, Inc.	298,359	12,113,375
Donaldson Co., Inc.	114,494	5,161,390
Douglas Dynamics, Inc.	168,685	7,342,858
Flowserve Corp.	66,800	2,684,692
Gardner Denver Holdings, Inc.	225,982	7,409,950
Gates Industrial Corp. PLC (a)	625,986	6,547,814
Gorman-Rupp Co.	16,997	543,734
Graco, Inc.	149,026	7,349,962
Hillenbrand, Inc.	66,020	1,544,868
IDEX Corp.	191,721	28,374,708
ITT, Inc.	78,434	4,717,805
John Bean Technologies Corp.	176,938	17,138,215
Kennametal, Inc.	425,465	11,827,927
Lincoln Electric Holdings, Inc.	265,852	21,770,620
Meritor, Inc. (a)	219,680	4,984,539
Middleby Corp. (a)	141,821	15,857,006
Nordson Corp.	91,419	13,283,181
Oshkosh Corp.	87,500	6,313,125
Proto Labs, Inc. (a)	24,279	2,127,812
RBC Bearings, Inc. (a)	89,808	15,374,232
Rexnord Corp.	107,932	3,147,297
Snap-On, Inc.	98,941	14,321,710
Tennant Co.	211,094	15,101,665
Terex Corp.	169,652	3,734,041
Timken Co.	98,800	4,430,192
Toro Co.	411,044	29,360,873
Trinity Industries, Inc.	206,600	4,204,310
WABCO Holdings, Inc. (a)	46,727	6,312,818
Welbilt, Inc. (a)	467,340	6,178,235
Woodward, Inc.	235,916	24,346,531
		307,541,143
Marine - 0.4%
Kirby Corp. (a)	183,710	11,711,513
Matson, Inc.	466,246	15,484,030
		27,195,543
Professional Services - 1.2%
ASGN, Inc. (a)	118,436	6,005,890
Barrett Business Services, Inc.	6,581	394,202
CoStar Group, Inc. (a)	15,491	10,341,637
Exponent, Inc.	46,585	3,430,985
FTI Consulting, Inc. (a)	128,095	14,422,216
Huron Consulting Group, Inc. (a)	38,401	2,278,715
InnerWorkings, Inc. (a)	1,070,483	3,361,317
Kforce, Inc.	19,612	597,382
Manpower, Inc.	147,468	11,198,720
Robert Half International, Inc.	108,772	5,483,197
TriNet Group, Inc. (a)	473,812	25,045,702
		82,559,963
Road & Rail - 1.0%
Heartland Express, Inc.	574,107	10,282,256
Kansas City Southern	33,100	4,987,508
Knight-Swift Transportation Holdings, Inc. Class A	705,493	22,533,446
Landstar System, Inc.	200,432	20,237,619
Lyft, Inc.	156,842	5,978,817
Old Dominion Freight Lines, Inc.	20,000	3,876,000
Ryder System, Inc.	6,760	257,150
Schneider National, Inc. Class B	81,500	1,459,665
Uber Technologies, Inc.	103,295	3,498,602
		73,111,063
Trading Companies & Distributors - 1.0%
Air Lease Corp. Class A	160,244	6,146,960
Applied Industrial Technologies, Inc.	145,548	8,585,877
BMC Stock Holdings, Inc. (a)	78,412	1,923,446
EVI Industries, Inc. (a)(b)	85,959	1,897,115
HD Supply Holdings, Inc. (a)	89,697	3,410,280
Kaman Corp.	25,080	1,390,937
MRC Global, Inc. (a)	421,332	3,665,588
MSC Industrial Direct Co., Inc. Class A	63,263	3,910,919
SiteOne Landscape Supply, Inc. (a)	130,831	12,984,977
Transcat, Inc. (a)	143,838	4,155,480
Triton International Ltd.	186,565	6,412,239
United Rentals, Inc. (a)	57,400	7,604,352
Watsco, Inc.	21,442	3,365,965
WESCO International, Inc. (a)	93,641	3,799,015
		69,253,150

TOTAL INDUSTRIALS		1,222,366,965

INFORMATION TECHNOLOGY - 20.0%
Communications Equipment - 0.6%
CalAmp Corp. (a)	89,464	860,644
Ciena Corp. (a)	450,520	17,322,494
CommScope Holding Co., Inc. (a)	175,568	1,933,004
F5 Networks, Inc. (a)	31,787	3,812,851
Juniper Networks, Inc.	304,600	6,463,612
KVH Industries, Inc. (a)	277,851	2,895,207
NetScout Systems, Inc. (a)	256,995	6,604,772
Viavi Solutions, Inc. (a)	242,110	3,193,431
		43,086,015
Electronic Equipment & Components - 2.6%
Arrow Electronics, Inc. (a)	118,632	7,955,462
Avnet, Inc.	139,243	4,271,975
Badger Meter, Inc.	26,102	1,571,601
Belden, Inc.	783,415	31,281,761
Cognex Corp.	419,347	18,677,715
Coherent, Inc. (a)	21,944	2,824,412
Dolby Laboratories, Inc. Class A	57,316	3,765,661
Flextronics International Ltd. (a)	240,795	2,675,232
FLIR Systems, Inc.	118,527	5,033,842
Insight Enterprises, Inc. (a)	96,663	5,325,165
IPG Photonics Corp. (a)	57,090	7,286,968
Jabil, Inc.	250,281	8,021,506
Littelfuse, Inc.	46,520	7,428,314
National Instruments Corp.	100,790	4,059,821
Novanta, Inc. (a)	64,366	5,742,091
Par Technology Corp. (a)(b)	105,957	2,806,801
Powerfleet, Inc. (a)	431,273	3,040,475
Rogers Corp. (a)	43,927	5,095,532
Sanmina Corp. (a)	129,900	3,415,071
ScanSource, Inc. (a)	71,700	2,038,431
SYNNEX Corp.	126,479	15,813,669
Trimble, Inc. (a)	425,558	16,801,030
TTM Technologies, Inc. (a)	774,721	10,063,626
Vishay Intertechnology, Inc.	296,159	5,538,173
		180,534,334
IT Services - 3.7%
Akamai Technologies, Inc. (a)	46,921	4,059,136
Alliance Data Systems Corp.	28,502	2,447,752
Amdocs Ltd.	454,656	28,984,320
Black Knight, Inc. (a)	148,121	9,881,152
Booz Allen Hamilton Holding Corp. Class A	156,022	11,124,369
Broadridge Financial Solutions, Inc.	38,480	4,015,773
CACI International, Inc. Class A (a)	7,277	1,783,011
Cass Information Systems, Inc.	10,781	506,168
CoreLogic, Inc.	218,805	9,927,183
EPAM Systems, Inc. (a)	15,268	3,407,818
Equiniti Group PLC (c)	3,578,288	9,284,839
Euronet Worldwide, Inc. (a)	262,670	32,581,587
EVERTEC, Inc.	165,417	4,909,577
Gartner, Inc. (a)	79,251	10,254,287
Genpact Ltd.	149,980	5,768,231
GoDaddy, Inc. (a)	258,445	18,085,981
Hackett Group, Inc.	23,709	365,119
International Money Express, Inc. (a)	63,193	595,278
Jack Henry & Associates, Inc.	52,357	7,944,651
Maximus, Inc.	158,800	10,007,576
NIC, Inc.	59,688	1,091,694
Science Applications International Corp.	56,236	4,506,191
Switch, Inc. Class A	803,839	11,527,051
Sykes Enterprises, Inc. (a)	65,190	2,065,219
The Western Union Co.	154,700	3,463,733
Ttec Holdings, Inc.	127,396	4,768,432
Twilio, Inc. Class A (a)	43,862	4,940,616
Unisys Corp. (a)	634,237	9,849,701
Virtusa Corp. (a)	117,556	5,185,395
WEX, Inc. (a)	83,250	15,587,730
Wix.com Ltd. (a)	77,678	10,411,182
WNS Holdings Ltd. sponsored ADR (a)	99,101	6,524,810
		255,855,562
Semiconductors & Semiconductor Equipment - 2.7%
Ambarella, Inc. (a)	21,196	1,260,102
AXT, Inc. (a)	344,076	1,197,384
Cabot Microelectronics Corp.	105,999	14,763,541
Cirrus Logic, Inc. (a)	50,300	3,452,592
Cree, Inc. (a)	44,922	2,009,361
Cypress Semiconductor Corp.	444,520	10,263,967
Diodes, Inc. (a)	156,600	6,891,966
Entegris, Inc.	186,232	9,929,890
Impinj, Inc. (a)(b)	123,765	3,805,774
Inphi Corp. (a)	62,710	4,681,929
Kulicke & Soffa Industries, Inc.	327,565	7,478,309
Lattice Semiconductor Corp. (a)	290,281	5,210,544
Maxim Integrated Products, Inc.	228,780	12,724,744
MaxLinear, Inc. Class A (a)	322,594	4,987,303
MKS Instruments, Inc.	57,590	5,769,942
Monolithic Power Systems, Inc.	74,028	11,743,802
NVE Corp.	4,312	272,820
ON Semiconductor Corp. (a)	2,109,388	39,361,180
Power Integrations, Inc.	25,082	2,183,388
Qorvo, Inc. (a)	60,515	6,086,599
Semtech Corp. (a)	252,103	9,955,547
Silicon Laboratories, Inc. (a)	87,232	7,735,734
Skyworks Solutions, Inc.	15,600	1,562,808
Teradyne, Inc.	123,884	7,279,424
Universal Display Corp.	56,899	9,034,992
		189,643,642
Software - 10.0%
2U, Inc. (a)	739,773	17,392,063
8x8, Inc. (a)	29,251	541,144
ACI Worldwide, Inc. (a)	599,204	16,699,815
Alarm.com Holdings, Inc. (a)	48,266	2,328,835
American Software, Inc. Class A	24,402	401,413
Anaplan, Inc. (a)	117,424	5,277,035
ANSYS, Inc. (a)	16,914	4,096,402
Aspen Technology, Inc. (a)	187,970	20,020,685
Avalara, Inc. (a)	69,483	5,888,684
Blackbaud, Inc.	32,300	2,189,940
Box, Inc. Class A (a)	134,100	2,246,175
CDK Global, Inc.	432,809	19,917,870
Cerence, Inc. (a)	149,984	3,256,153
ChannelAdvisor Corp. (a)	329,440	3,136,269
Citrix Systems, Inc.	17,000	1,757,630
CommVault Systems, Inc. (a)	192,315	8,019,536
Cornerstone OnDemand, Inc. (a)	370,455	15,199,769
Coupa Software, Inc. (a)	101,410	15,186,148
DocuSign, Inc. (a)	113,610	9,805,679
Domo, Inc. Class B (a)	81,613	1,721,218
Dynatrace, Inc.	161,473	5,215,578
Ebix, Inc. (b)	35,369	935,156
Elastic NV (a)	60,250	4,450,065
Enghouse Systems Ltd.	199,711	7,573,321
Everbridge, Inc. (a)	82,085	8,673,101
Fair Isaac Corp. (a)	64,450	24,235,134
FireEye, Inc. (a)	698,773	9,248,261
Guidewire Software, Inc. (a)	113,188	12,406,537
HubSpot, Inc. (a)	48,497	8,702,787
Instructure, Inc. (a)	32,100	1,565,196
j2 Global, Inc.	647,084	56,509,846
LivePerson, Inc. (a)	471,152	12,466,682
LogMeIn, Inc.	511,330	43,583,213
Manhattan Associates, Inc. (a)	150,397	10,130,742
Mimecast Ltd. (a)	190,403	7,538,055
Model N, Inc. (a)	41,292	1,197,468
New Relic, Inc. (a)	133,525	7,512,117
Nortonlifelock, Inc.	79,400	1,510,982
Nuance Communications, Inc. (a)	1,217,578	26,324,036
Palo Alto Networks, Inc. (a)	9,358	1,727,674
Parametric Technology Corp. (a)	31,800	2,402,490
Paycom Software, Inc. (a)	72,852	20,591,618
Paylocity Holding Corp. (a)	28,373	3,674,871
Pluralsight, Inc. (a)	647,215	11,539,843
Proofpoint, Inc. (a)	125,330	13,366,445
Q2 Holdings, Inc. (a)	164,532	12,400,777
Qualys, Inc. (a)	92,934	7,451,448
Rapid7, Inc. (a)	124,649	5,771,249
RealPage, Inc. (a)	273,754	17,547,631
RingCentral, Inc. (a)	126,710	29,871,883
SharpSpring, Inc. (a)(b)	90,437	1,030,982
Slack Technologies, Inc. Class A (a)(b)	92,190	2,490,974
Smartsheet, Inc. (a)	120,694	5,588,132
SolarWinds, Inc. (a)	993,749	18,106,107
Splunk, Inc. (a)	115,448	17,008,954
Sprout Social, Inc. (a)(b)	128,905	2,532,983
SS&C Technologies Holdings, Inc.	771,475	42,816,863
The Trade Desk, Inc. (a)	50,959	14,637,973
Tyler Technologies, Inc. (a)	54,860	17,190,381
Upland Software, Inc. (a)	482,926	18,790,651
Verint Systems, Inc. (a)	137,979	7,572,288
Yext, Inc. (a)(b)	93,640	1,419,582
Zendesk, Inc. (a)	65,020	5,156,736
Zix Corp. (a)	903,344	7,118,351
Zoom Video Communications, Inc. Class A (b)	18,764	1,970,220
		694,637,846
Technology Hardware, Storage & Peripherals - 0.4%
NCR Corp. (a)	462,063	11,643,988
Quantum Corp. (a)	359,896	1,875,058
Seagate Technology LLC	127,000	6,089,650
Western Digital Corp.	86,260	4,792,606
Xerox Holdings Corp.	164,200	5,287,240
		29,688,542

TOTAL INFORMATION TECHNOLOGY		1,393,445,941

MATERIALS - 3.7%
Chemicals - 1.5%
Axalta Coating Systems Ltd. (a)	402,436	10,028,705
Cabot Corp.	76,213	2,848,842
Celanese Corp. Class A	57,600	5,399,424
CF Industries Holdings, Inc.	54,000	1,990,440
Chase Corp.	6,466	574,116
Eastman Chemical Co.	114,700	7,055,197
FMC Corp.	77,292	7,195,885
Huntsman Corp.	539,093	10,210,421
Ingevity Corp. (a)	108,110	4,869,274
Innospec, Inc.	43,475	3,762,327
Minerals Technologies, Inc.	80,014	3,590,228
NewMarket Corp.	7,964	3,094,731
Olin Corp.	112,470	1,820,889
Orion Engineered Carbons SA	300,226	4,266,211
PQ Group Holdings, Inc. (a)	246,755	3,274,439
Quaker Chemical Corp. (b)	58,841	9,271,576
Sensient Technologies Corp.	37,853	1,861,611
Stepan Co.	18,163	1,595,256
The Chemours Co. LLC	183,400	2,725,324
The Mosaic Co.	136,573	2,325,838
Trinseo SA	336,467	7,361,898
Valvoline, Inc.	391,390	7,632,105
Venator Materials PLC (a)	242,645	647,862
Westlake Chemical Corp.	72,748	4,064,431
		107,467,030
Construction Materials - 0.1%
Eagle Materials, Inc.	40,925	3,230,210
Summit Materials, Inc. (a)	86,100	1,682,394
		4,912,604
Containers & Packaging - 1.5%
Aptargroup, Inc.	299,641	30,284,716
CCL Industries, Inc. Class B	143,078	4,723,253
Crown Holdings, Inc. (a)	218,045	15,372,173
Graphic Packaging Holding Co.	1,560,396	21,096,554
Greif, Inc. Class A	111,900	3,954,546
O-I Glass, Inc.	379,289	4,096,321
Packaging Corp. of America	85,700	7,766,134
Sealed Air Corp.	330,111	10,005,664
WestRock Co.	155,117	5,157,640
		102,457,001
Metals & Mining - 0.5%
Carpenter Technology Corp.	158,397	5,821,090
Cleveland-Cliffs, Inc. (b)	474,100	2,754,521
Ferroglobe Representation & Warranty Insurance (a)(d)	495,885	5
Kaiser Aluminum Corp.	23,694	2,240,268
Reliance Steel & Aluminum Co.	122,024	12,481,835
Royal Gold, Inc.	24,400	2,353,868
Steel Dynamics, Inc.	80,000	2,130,400
SunCoke Energy, Inc.	562,840	2,594,692
Worthington Industries, Inc.	36,044	1,146,199
		31,522,878
Paper & Forest Products - 0.1%
Domtar Corp.	79,600	2,290,092
Neenah, Inc.	15,061	870,074
Schweitzer-Mauduit International, Inc.	161,978	5,461,898
		8,622,064

TOTAL MATERIALS		254,981,577

REAL ESTATE - 4.9%
Equity Real Estate Investment Trusts (REITs) - 4.6%
American Campus Communities, Inc.	188,726	8,198,257
Americold Realty Trust	206,508	6,333,600
Apartment Investment & Management Co. Class A	64,100	3,066,544
Brandywine Realty Trust (SBI)	338,200	4,592,756
Brixmor Property Group, Inc.	313,300	5,705,193
Camden Property Trust (SBI)	87,051	9,225,665
CBL & Associates Properties, Inc.	226,300	120,120
Chatham Lodging Trust	2,914	40,621
City Office REIT, Inc.	182,900	2,121,640
Colony Capital, Inc.	475,708	1,883,804
CoreCivic, Inc.	159,700	2,365,157
CorEnergy Infrastructure Trust, Inc.	84,100	2,935,090
CoreSite Realty Corp.	34,700	3,599,431
Cousins Properties, Inc.	254,825	9,094,704
CubeSmart	589,883	17,855,758
CyrusOne, Inc.	42,350	2,565,563
DiamondRock Hospitality Co.	461,700	4,210,704
Easterly Government Properties, Inc.	263,159	6,255,289
EastGroup Properties, Inc.	125,981	15,839,591
Empire State Realty Trust, Inc.	514,554	6,020,282
Equity Commonwealth	267,182	8,405,546
Franklin Street Properties Corp.	275,093	1,961,413
Gaming & Leisure Properties	126,866	5,667,104
Global Net Lease, Inc.	190,184	3,508,895
Government Properties Income Trust	132,285	3,853,462
Healthcare Trust of America, Inc.	113,800	3,543,732
Hospitality Properties Trust (SBI)	254,722	4,605,374
Industrial Logistics Properties Trust	136,179	2,813,458
Lamar Advertising Co. Class A	76,198	6,380,821
Medical Properties Trust, Inc.	169,200	3,575,196
MGM Growth Properties LLC	273,915	7,861,361
Mid-America Apartment Communities, Inc.	113,657	14,691,304
National Retail Properties, Inc.	342,779	17,430,312
Omega Healthcare Investors, Inc.	140,200	5,551,920
Outfront Media, Inc.	804,115	21,180,389
Park Hotels & Resorts, Inc.	279,576	5,105,058
Physicians Realty Trust	297,910	5,618,583
Piedmont Office Realty Trust, Inc. Class A	469,700	10,140,823
Preferred Apartment Communities, Inc. Class A	234,200	2,234,268
Retail Value, Inc.	38,179	1,060,994
RLJ Lodging Trust	556,959	7,357,428
Ryman Hospitality Properties, Inc.	45,966	3,195,097
Sabra Health Care REIT, Inc.	406,300	7,943,165
Senior Housing Properties Trust (SBI)	596,834	3,754,086
SITE Centers Corp.	357,750	4,117,703
SL Green Realty Corp.	23,011	1,804,983
Spirit Realty Capital, Inc.	45,405	2,065,928
Stag Industrial, Inc.	310,349	8,683,565
Summit Hotel Properties, Inc.	198,800	1,842,876
Sun Communities, Inc.	54,144	8,277,535
Tanger Factory Outlet Centers, Inc.	210,900	2,526,582
The GEO Group, Inc.	154,500	2,261,880
VEREIT, Inc.	1,265,900	10,962,694
Washington Prime Group, Inc. (b)	365,000	1,003,750
Weingarten Realty Investors (SBI)	94,200	2,536,806
Xenia Hotels & Resorts, Inc.	257,700	3,855,192
		319,409,052
Real Estate Management & Development - 0.3%
Cushman & Wakefield PLC (a)	716,856	13,039,611
FirstService Corp.	25,265	2,506,830
Howard Hughes Corp. (a)	18,300	1,974,204
Jones Lang LaSalle, Inc.	27,403	4,049,341
Marcus & Millichap, Inc. (a)	12,785	408,609
The RMR Group, Inc.	6,213	231,496
		22,210,091

TOTAL REAL ESTATE		341,619,143

UTILITIES - 1.2%
Electric Utilities - 0.5%
Alliant Energy Corp.	195,783	10,204,210
Evergy, Inc.	12,600	823,410
PNM Resources, Inc.	165,634	7,798,049
Portland General Electric Co.	277,466	15,096,925
		33,922,594
Gas Utilities - 0.2%
National Fuel Gas Co.	107,300	3,928,253
South Jersey Industries, Inc.	80,400	2,174,820
Southwest Gas Holdings, Inc.	53,948	3,489,357
		9,592,430
Independent Power and Renewable Electricity Producers - 0.2%
NRG Energy, Inc.	43,100	1,431,351
The AES Corp.	324,952	5,436,447
Vistra Energy Corp.	497,030	9,557,887
		16,425,685
Multi-Utilities - 0.3%
Black Hills Corp.	78,386	5,659,469
MDU Resources Group, Inc.	103,800	2,878,374
NorthWestern Energy Corp.	192,317	13,527,578
		22,065,421

TOTAL UTILITIES		82,006,130

TOTAL COMMON STOCKS
(Cost $5,977,633,740)		6,518,981,304

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc. Series D (a)(d)(e)
(Cost $257,662)	6,381	291,995

Equity Funds - 4.5%
Mid-Cap Blend Funds - 1.6%
Fidelity SAI Small-Mid Cap 500 Index Fund (f)	9,390,840	109,403,255
Sector Funds - 1.4%
Fidelity SAI Real Estate Index Fund (f)	9,065,287	99,990,120
Small Blend Funds - 1.5%
Fidelity Small Cap Index Fund (f)	5,763,672	107,434,853
TOTAL EQUITY FUNDS
(Cost $333,092,296)		316,828,228
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 1.82% 3/19/20 (g)
(Cost $79,928)	80,000	79,946
	Shares	Value

Money Market Funds - 4.9%
Fidelity Cash Central Fund 1.60% (h)	5,407,315	5,408,397
Fidelity Securities Lending Cash Central Fund 1.60% (h)(i)	191,485,777	191,504,925
State Street Institutional U.S. Government Money Market Fund Premier Class 1.53% (j)	146,566,857	146,566,857
TOTAL MONEY MARKET FUNDS
(Cost $343,480,179)		343,480,179
TOTAL INVESTMENT IN SECURITIES - 102.9%
(Cost $6,654,543,805)		7,179,661,652
NET OTHER ASSETS (LIABILITIES) - (2.9)%		(204,315,321)
NET ASSETS - 100%		$6,975,346,331

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	8	March 2020	$589,960	$(60,368)	$(60,368)
CME E-mini S&P MidCap 400 Index Contracts (United States)	5	March 2020	906,100	(93,997)	(93,997)
TOTAL FUTURES CONTRACTS					$(154,365)

The notional amount of futures purchased as a percentage of Net Assets is 0.0%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,000,024 or 0.2% of net assets.

 (d) Level 3 security

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $291,995 or 0.0% of net assets.

 (f) Affiliated Fund

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $79,946.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

 (j) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
The Honest Co., Inc. Series D	9/25/15	$257,662

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$57,440
Fidelity Securities Lending Cash Central Fund	1,804,422
Total	$1,861,862

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. Certain Underlying Funds incurred name changes since their most recent shareholder report. The names of the Underlying Funds are those in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity SAI Real Estate Index Fund	$99,325,713	$4,003,420	$--	$4,003,423	$--	$(3,339,013)	$99,990,120
Fidelity SAI Small-Mid Cap 500 Index Fund	166,666,203	581,440,363	642,513,981	8,154,696	40,183,107	(36,372,437)	109,403,255
Fidelity Small Cap Index Fund	166,544,687	582,308,796	638,419,698	6,267,414	25,069,200	(28,068,132)	107,434,853
Total	$432,536,603	$1,167,752,579	$1,280,933,679	$18,425,533	$65,252,307	$(67,779,582)	$316,828,228

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$189,567,392	$184,852,207	$4,715,185	$--
Consumer Discretionary	876,007,470	875,715,475	--	291,995
Consumer Staples	263,590,454	263,590,454	--	--
Energy	97,440,675	97,440,675	--	--
Financials	928,709,077	928,709,077	--	--
Health Care	869,538,475	869,538,475	--	--
Industrials	1,222,366,965	1,222,366,965	--	--
Information Technology	1,393,445,941	1,384,161,102	9,284,839	--
Materials	254,981,577	254,981,572	--	5
Real Estate	341,619,143	341,619,143	--	--
Utilities	82,006,130	82,006,130	--	--
Equity Funds	316,828,228	316,828,228	--	--
Other Short-Term Investments	79,946	--	79,946	--
Money Market Funds	343,480,179	343,480,179	--	--
Total Investments in Securities:	$7,179,661,652	$7,165,289,682	$14,079,970	$292,000
Derivative Instruments:
Liabilities
Futures Contracts	$(154,365)	$(154,365)	$--	$--
Total Liabilities	$(154,365)	$(154,365)	$--	$--
Total Derivative Instruments:	$(154,365)	$(154,365)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(154,365)
Total Equity Risk	0	(154,365)
Total Value of Derivatives	$0	$(154,365)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $182,828,238) — See accompanying schedule: Unaffiliated issuers (cost $6,124,538,187)	$6,665,920,102
Fidelity Central Funds (cost $196,913,322)	196,913,322
Other affiliated issuers (cost $333,092,296)	316,828,228
Total Investment in Securities (cost $6,654,543,805)		$7,179,661,652
Receivable for investments sold		70,806,126
Receivable for fund shares sold		2,678,239
Dividends receivable		6,368,053
Interest receivable		207,094
Distributions receivable from Fidelity Central Funds		208,728
Other receivables		258,172
Total assets		7,260,188,064
Liabilities
Payable to custodian bank	$5,334,730
Payable for investments purchased	76,267,918
Payable for fund shares redeemed	8,956,217
Accrued management fee	2,507,582
Payable for daily variation margin on futures contracts	23,276
Other payables and accrued expenses	245,019
Collateral on securities loaned	191,506,991
Total liabilities		284,841,733
Net Assets		$6,975,346,331
Net Assets consist of:
Paid in capital		$6,366,926,968
Total accumulated earnings (loss)		608,419,363
Net Assets		$6,975,346,331
Net Asset Value, offering price and redemption price per share ($6,975,346,331 ÷ 541,845,490 shares)		$12.87

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends:
Unaffiliated issuers		$93,305,652
Affiliated issuers		9,348,621
Interest		3,720,904
Income from Fidelity Central Funds (including $1,804,422 from security lending)		1,861,862
Total income		108,237,039
Expenses
Management fee	$50,962,284
Accounting and security lending fees	410,860
Custodian fees and expenses	193,929
Independent trustees' fees and expenses	87,708
Registration fees	72,856
Audit	92,102
Legal	41,042
Miscellaneous	71,309
Total expenses before reductions	51,932,090
Expense reductions	(19,841,094)
Total expenses after reductions		32,090,996
Net investment income (loss)		76,146,043
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	332,179,424
Fidelity Central Funds	(2,628)
Other affiliated issuers	65,252,307
Foreign currency transactions	19,945
Futures contracts	257,622
Capital gain distributions from underlying funds:
Affiliated issuers	9,076,912
Total net realized gain (loss)		406,783,582
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(535,398,102)
Affiliated issuers	(67,779,582)
Assets and liabilities in foreign currencies	(1,890)
Futures contracts	(273,419)
Total change in net unrealized appreciation (depreciation)		(603,452,993)
Net gain (loss)		(196,669,411)
Net increase (decrease) in net assets resulting from operations		$(120,523,368)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$76,146,043	$61,869,587
Net realized gain (loss)	406,783,582	378,717,385
Change in net unrealized appreciation (depreciation)	(603,452,993)	(203,573,605)
Net increase (decrease) in net assets resulting from operations	(120,523,368)	237,013,367
Distributions to shareholders	(261,863,893)	(805,620,345)
Share transactions
Proceeds from sales of shares	659,416,886	2,475,758,767
Reinvestment of distributions	260,179,078	803,532,856
Cost of shares redeemed	(1,643,423,965)	(2,132,255,365)
Net increase (decrease) in net assets resulting from share transactions	(723,828,001)	1,147,036,258
Total increase (decrease) in net assets	(1,106,215,262)	578,429,280
Net Assets
Beginning of period	8,081,561,593	7,503,132,313
End of period	$6,975,346,331	$8,081,561,593
Other Information
Shares
Sold	47,201,679	175,003,000
Issued in reinvestment of distributions	18,055,453	64,550,159
Redeemed	(116,757,002)	(150,975,250)
Net increase (decrease)	(51,499,870)	88,577,909

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Small-Mid Cap Fund

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$13.62	$14.86	$14.19	$11.12	$13.66
Income from Investment Operations
Net investment income (loss)B	.13	.11	.08	.05	.04
Net realized and unrealized gain (loss)	(.41)	.11	1.88	3.29	(1.78)
Total from investment operations	(.28)	.22	1.96	3.34	(1.74)
Distributions from net investment income	(.13)	(.11)	(.07)	(.04)	(.03)
Distributions from net realized gain	(.34)	(1.35)	(1.22)	(.22)	(.77)
Total distributions	(.47)	(1.46)	(1.29)	(.27)C	(.80)
Net asset value, end of period	$12.87	$13.62	$14.86	$14.19	$11.12
Total ReturnD	(2.40)%	2.64%	14.04%	30.11%	(13.45)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.65%	.73%	.85%	.87%	.72%
Expenses net of fee waivers, if any	.40%	.48%	.60%	.62%	.46%
Expenses net of all reductions	.40%	.48%	.60%	.62%	.46%
Net investment income (loss)	.96%	.77%	.53%	.37%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$6,975,346	$8,081,562	$7,503,132	$7,048,707	$6,718,287
Portfolio turnover rateG	67%	82%	75%	82%	71%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.27 per share is comprised of distributions from net investment income of $.044 and distributions from net realized gain of $.224 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amounts do not include the activity of Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2020

1. Organization.

Strategic Advisers Small-Mid Cap Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $99,719 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,235,870,531
Gross unrealized depreciation	(754,729,018)
Net unrealized appreciation (depreciation)	$481,141,513
Tax Cost	$6,698,520,139

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,778,638
Undistributed long-term capital gain	$125,600,014
Net unrealized appreciation (depreciation) on securities and other investments	$481,140,425

The tax character of distributions paid was as follows:

	February 29, 2020	February 28, 2019
Ordinary Income	$73,476,579	$ 154,708,847
Long-term Capital Gains	188,387,314	650,911,498
Total	$261,863,893	$ 805,620,345

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Small-Mid Cap Fund	5,151,522,410	5,906,953,750

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund redeemed 13,396,695 shares of AB Discovery Value Fund Advisor Class in exchange for investments and cash with a value of $324,601,918. The Fund had a net realized gain of $5,799,071 on the Fund's redemptions of AB Discovery Value Fund Class shares. The Fund recognized gains on the exchanges for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.10% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .64% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P. (AB), ArrowMark Colorado Holdings, LLC (d/b/a ArrowMark Partners), LLC, Boston Partners Global Investors, Inc., FIAM LLC (an affiliate of the investment adviser), Fisher Investments (through October 15, 2019), Geode Capital Management, LLC, J.P. Morgan Investment Management, Inc., LSV Asset Management, Portolan Capital Management, LLC, Rice Hall James & Associates, LLC, Victory Capital Management, Inc., Mellon Investments Corporation (through May 2, 2019) and Voya Investment Management Co., LLC (through November 22, 2019) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. Effective July 1, 2019 accounting fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. For the period, the total fees paid for accounting and administration of securities lending were equivalent to .01%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Small-Mid Cap Fund	$21,175

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $116,019.

6. Investments in Fidelity Central Funds.

The Fund invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by FMR. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Strategic Advisers Small-Mid Cap Fund	$20,232

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2022. During the period, this waiver reduced the Fund's management fee by $19,839,523.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,405 for the period.

In addition, through arrangements with the Fund's transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $166.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Fund:

Fidelity SAI Real Estate Index Fund	100%

11. Coronavirus (Covid-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Small-Mid Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Small-Mid Cap Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 13, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 14 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and a Director of Strategic Advisers LLC (2018-present). Previously, Mr. Hogan served as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), President of FMR Co., Inc. (2009-2018), a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of Fidelity Management & Research Company (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of Fidelity Management & Research Company (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Christine Marcks (1955)

Year of Election or Appointment: 2019

Member of the Advisory Board

Ms. Marcks also serves as Member of the Advisory Board of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2019 to February 29, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period-B September 1, 2019 to February 29, 2020
Actual	.39%	$1,000.00	$979.60	$1.92
Hypothetical-C		$1,000.00	$1,022.92	$1.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Small-Mid Cap Fund voted to pay on April 9, 2020, to shareholders of record at the opening of business on April 8, 2020, a distribution of $0.199 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.003 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2020, $326,862,804, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 80% of the dividends distributed in December, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 88% of the dividends distributed in December, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 13% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers) and the sub-advisory agreements with AllianceBernstein L.P. (AB), ArrowMark Colorado Holdings, LLC, doing business as ArrowMark Partners (ArrowMark), Boston Partners Global Investors, Inc. (Boston Partners), FIAM LLC, Fisher Investments, Inc. (Fisher), Geode Capital Management, LLC (Geode), J.P. Morgan Investment Management Inc., LSV Asset Management (LSV), Portolan Capital Management, LLC (Portolan), Rice Hall James & Associates, LLC (Rice Hall), Victory Capital Management, Inc. (Victory), and Voya Investment Management Co. LLC (Voya) (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2019 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board approved amendments to the fund's sub-advisory agreements with: (i) AB, Boston Partners, Fisher, Geode, and Rice Hall to add certain exceptions to the most favored nation (MFN) provision in each such sub-advisory agreement; and (ii) ArrowMark, LSV, Portolan, Victory, and Voya to both expand the scope of, and add certain exceptions to, the MFN provision in each such sub-advisory agreement. Where applicable, the Board also approved non-material amendments to these sub-advisory agreements. The Board noted that the other terms of each amended sub-advisory agreement are not materially different from those of the applicable existing sub-advisory agreement and that AB, Boston Partners, Fisher, Geode, Rice Hall, ArrowMark, LSV, Portolan, Victory, and Voya each will continue to provide the same services to the fund. The Board also approved amendments to the sub-advisory agreement with ArrowMark to add a new mandate. The Board noted that the new mandate (once funded) is expected to decrease each of the fund's total management fee rate and total net expenses by less than 0.5 basis points. The Board also noted that the amended sub-advisory agreement would not result in changes to the nature, extent, and quality of the services that ArrowMark provides to the fund. The Board also noted that it had approved a new sub-advisory agreement with AB for the fund at its December 2018 meeting that would take effect in the event of certain changes to the indirect ownership of AB, and that such new sub-advisory agreement will be updated to reflect the amendments described above at the first annual contract approval after the agreement becomes effective.

In reaching its determination to renew the fund's Advisory Contracts and approve the amendments to the sub-advisory agreements described above (Amendments), the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the Amendments, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the Amendments is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the Amendments do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the Amendments was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and itsaffiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2018, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Small-Mid Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one-year period and in the second quartile for the three- and five-year periods ended December 31, 2018. The Board also noted that the fund had out-performed 31%, 59%, and 59% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2018. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-, three-, and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2022 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 1.10%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Small-Mid Cap Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and above the median of its ASPG for the 12-month period ended December 31, 2018. The Board also noted that the fund's management fee rate was compared on a pre-waiver basis and, therefore, did not reflect the management fee waiver noted above. Giving effect to the waiver, however, the fund's management fee was below the ASPG for the 12-month period ended December 31, 2018. The Board also noted that, after funding the new mandate with ArrowMark, it is expected that the fund's management fee rate will continue to rank below its competitive median.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2018.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2022.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the Amendments should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement and the approval of the Amendments do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot not be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SMC-ANN-0420
1.912857.109

Strategic Advisers® Income Opportunities Fund

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Annual Report

February 29, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following the end of this reporting period, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Income Opportunities Fund	5.57%	4.49%	6.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® US High Yield Constrained Index performed over the same period.

Period Ending Values
$18,812	Strategic Advisers® Income Opportunities Fund
$19,928	ICE® BofAML® US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  The ICE BofA® US High Yield Constrained Index gained 5.91% for the year ending February 29, 2019, a choppy period in which high-yield bonds were influenced by persistent, nagging concerns about global economic growth and trade, as well as the early-2020 outbreak and spread of the new coronavirus. High yield began the period on an uptrend, driven by upbeat company earnings and signs the U.S. Federal Reserve may pause on rates. But May brought a sharp reversal, as volatility spiked and the index lost ground as trade negotiations between the U.S. and China broke down. Declining oil prices also were a headwind at this time. The bull market roared back in June and July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, but high yield proved resilient and trended up through October 30, when the Fed lowered rates for the third time in 2019, and moved even higher through year-end. Following a flat January, high yield sank in late February, after a surge in coronavirus cases outside China created considerable uncertainty and pushed investors into safer asset classes. For the full 12 months, higher-quality bonds prevailed, with the core BB and B tiers rising 8.05% and 5.74%, respectively, well ahead of the lower-quality CCC-C category (-0.12%). By industry, returns were resoundingly positive, led by banks & thrifts (+16%) and insurance (+15%). In contrast, index major energy (-11%) was the lone negative for the period, hampered by depressed oil prices

Comments from Portfolio Manager Charles Sterling:  For the fiscal year, the Fund gained 5.57%, trailing its benchmark, the ICE BofAML℠ US High Yield Constrained Index. Hotchkis & Wiley High Yield Fund (+2.1%) was the primary relative detractor the past 12 months, primarily due to adverse security selection in the energy sector. Fidelity Advisor® High Income Advantage Fund (+4.5%) and Fidelity® Capital & Income Fund (+4.9%) also dampened relative performance, as both were hampered by sizable allocations to stocks. On the plus side, PGIM High Yield Fund was among the broader portfolio's top relative contributors. This manager’s overweighted exposure to bonds rated BB gave the fund greater interest rate sensitivity than the benchmark, which proved beneficial this period. Vanguard High Yield Corporate Bond Fund (+4.6%) – a new addition during the fiscal year – was another key contributor versus the benchmark, as its defensively oriented strategy worked well in an environment of declining interest rates. Recognizing that both the U.S. economy and the high-yield credit cycle are in their later phases, we reduced risk in the portfolio. Specifically, we sold the Fund's position in Fidelity Advisor® High Income Advantage Fund and substantially reduced our exposure to Hotchkis & Wiley High Yield Fund and Fidelity® Capital & Income Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On April 1, 2019, Jonathan Duggan assumed co-management responsibilities for the fund, joining Lead Manager Chip Sterling.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2020

(excluding cash equivalents)	% of fund's net assets
Artisan High Income Fund Investor Shares	12.0
Vanguard High-Yield Corporate Fund Admiral Shares	11.8
MainStay HIgh Yield Corporate Bond Fund Class A	10.2
T. Rowe Price High Yield Advisor Class	8.7
Fidelity Capital & Income Fund	7.2
Eaton Vance Income Fund of Boston Class A	4.9
Blackrock High Yield Bond Portfolio Insitutional Class	4.0
Hotchkis & Wiley High Yield Fund Class A	1.2
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27	0.3
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 5.875% 7/15/24	0.3

Asset Allocation (% of fund's net assets)

As of February 29, 2020
Corporate Bonds	34.4%
Asset-Backed Securities	1.3%
High Yield Fixed-Income Funds	60.0%
Other Investments	2.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.2%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Corporate Bonds - 34.5%
	Principal Amount	Value
Convertible Bonds - 0.1%
COMMUNICATION SERVICES - 0.1%
Media - 0.1%
DISH Network Corp.:
2.375% 3/15/24	$1,500,000	$1,394,505
3.375% 8/15/26	1,350,000	1,303,435
		2,697,940
Nonconvertible Bonds - 34.4%
COMMUNICATION SERVICES - 7.5%
Diversified Telecommunication Services - 2.1%
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (a)	6,185,000	6,525,175
7.5% 10/15/26 (a)	2,835,000	2,976,750
Century Telephone Enterprises, Inc. 6.875% 1/15/28	80,000	88,800
CenturyLink, Inc.:
5.125% 12/15/26 (a)	2,450,000	2,468,375
5.625% 4/1/25	860,000	896,550
5.8% 3/15/22	1,875,000	1,966,406
6.45% 6/15/21	900,000	933,480
7.6% 9/15/39	1,325,000	1,429,609
7.65% 3/15/42	752,000	812,160
Embarq Corp. 7.995% 6/1/36	528,000	562,320
Front Range BidCo, Inc.:
4% 3/1/27 (a)(b)	805,000	781,856
6.125% 3/1/28 (a)(b)	775,000	764,344
Frontier Communications Corp. 8% 4/1/27 (a)	1,260,000	1,307,250
Intelsat Connect Finance SA 9.5% 2/15/23 (a)	790,000	466,100
Level 3 Financing, Inc.:
5.125% 5/1/23	1,600,000	1,604,000
5.25% 3/15/26	590,000	609,175
5.375% 1/15/24	675,000	673,326
5.375% 5/1/25	715,000	729,893
Sable International Finance Ltd. 5.75% 9/7/27 (a)	255,000	265,838
SFR Group SA:
7.375% 5/1/26 (a)	2,420,000	2,537,854
8.125% 2/1/27 (a)	3,410,000	3,716,150
Sprint Capital Corp.:
6.875% 11/15/28	1,610,000	1,917,413
8.75% 3/15/32	1,500,000	2,083,200
Telecom Italia Capital SA:
6% 9/30/34	560,000	630,000
6.375% 11/15/33	315,000	365,142
Telecom Italia SpA 5.303% 5/30/24 (a)	2,895,000	3,090,413
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (a)	2,600,000	2,743,000
		42,944,579
Entertainment - 0.3%
AMC Entertainment Holdings, Inc.:
5.875% 11/15/26	50,000	40,000
6.125% 5/15/27	2,325,000	1,860,000
AMC Entertainment, Inc. 5.75% 6/15/25	125,000	100,416
National CineMedia LLC:
5.75% 8/15/26	625,000	618,750
5.875% 4/15/28 (a)	500,000	510,898
Netflix, Inc.:
4.875% 4/15/28	715,000	752,688
4.875% 6/15/30 (a)	360,000	379,368
5.375% 11/15/29 (a)	600,000	652,320
5.875% 11/15/28	925,000	1,039,978
6.375% 5/15/29	285,000	326,354
		6,280,772
Interactive Media & Services - 0.0%
Match Group, Inc. 4.125% 8/1/30 (a)	350,000	342,895
Media - 3.7%
Altice Financing SA:
5% 1/15/28 (a)	470,000	455,853
7.5% 5/15/26 (a)	5,535,000	5,839,425
Altice Finco SA 7.625% 2/15/25 (a)	1,595,000	1,660,794
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (a)	3,215,000	3,247,150
4.5% 8/15/30 (a)	895,000	905,069
4.75% 3/1/30 (a)	2,024,000	2,084,720
5% 2/1/28 (a)	2,398,000	2,493,920
5.125% 5/1/23 (a)	2,195,000	2,220,682
5.125% 5/1/27 (a)	2,805,000	2,916,359
5.5% 5/1/26 (a)	5,360,000	5,561,536
Clear Channel Outdoor Holdings, Inc. 5.125% 8/15/27 (a)	700,000	701,750
Clear Channel Worldwide Holdings, Inc. 9.25% 2/15/24 (a)	4,525,000	4,807,813
CSC Holdings LLC:
5.375% 7/15/23 (a)	3,000,000	3,073,200
5.5% 5/15/26 (a)	1,380,000	1,428,790
5.5% 4/15/27 (a)	2,650,000	2,789,125
7.5% 4/1/28 (a)	1,885,000	2,125,338
7.75% 7/15/25 (a)	1,555,000	1,636,638
Cumulus Media New Holdings, Inc. 6.75% 7/1/26 (a)	1,250,000	1,298,063
Diamond Sports Group LLC/Diamond Sports Finance Co.:
5.375% 8/15/26 (a)	750,000	691,515
6.625% 8/15/27 (a)	2,685,000	2,174,850
DISH DBS Corp.:
5.875% 7/15/22	1,975,000	2,060,814
5.875% 11/15/24	2,840,000	2,913,073
7.75% 7/1/26	1,060,000	1,139,034
Entercom Media Corp. 6.5% 5/1/27 (a)	700,000	731,500
Gray Escrow, Inc. 7% 5/15/27 (a)	675,000	732,206
iHeartCommunications, Inc. 8.375% 5/1/27	700,000	760,165
Quebecor Media, Inc. 5.75% 1/15/23	550,000	583,275
Radiate Holdco LLC/Radiate Financial Service Ltd.:
6.625% 2/15/25 (a)	2,440,000	2,446,100
6.875% 2/15/23 (a)	1,115,000	1,120,575
Scripps Escrow, Inc. 5.875% 7/15/27 (a)	200,000	207,500
Sinclair Television Group, Inc. 5.875% 3/15/26 (a)	425,000	437,750
Sirius XM Radio, Inc.:
4.625% 7/15/24 (a)	750,000	773,213
5% 8/1/27 (a)	1,060,000	1,109,025
5.375% 4/15/25 (a)	2,165,000	2,220,922
Univision Communications, Inc. 5.125% 2/15/25 (a)	1,175,000	1,108,636
Virgin Media Secured Finance PLC 5.5% 8/15/26 (a)	2,970,000	3,056,330
Ziggo Bond Co. BV:
5.125% 2/28/30 (a)	1,110,000	1,123,653
6% 1/15/27 (a)	2,000,000	2,107,500
Ziggo BV 5.5% 1/15/27 (a)	2,612,000	2,690,464
		75,434,325
Wireless Telecommunication Services - 1.4%
Citizens Utilities Co. 7.05% 10/1/46	2,508,000	1,153,680
Intelsat Jackson Holdings SA:
5.5% 8/1/23	4,335,000	3,728,100
8.5% 10/15/24 (a)	1,860,000	1,605,794
9.75% 7/15/25 (a)	1,700,000	1,499,188
Millicom International Cellular SA:
6% 3/15/25 (a)	705,000	722,405
6.625% 10/15/26 (a)	2,740,000	2,931,800
Neptune Finco Corp. 6.625% 10/15/25 (a)	750,000	783,765
Sprint Communications, Inc. 6% 11/15/22	4,800,000	5,148,480
Sprint Corp.:
7.125% 6/15/24	2,220,000	2,521,543
7.625% 2/15/25	500,000	580,000
7.875% 9/15/23	4,805,000	5,493,701
T-Mobile U.S.A., Inc. 4.5% 2/1/26	1,060,000	1,074,257
Ypso Finance BIS SA 6% 2/15/28 (a)	1,550,000	1,488,465
		28,731,178
TOTAL COMMUNICATION SERVICES		153,733,749
CONSUMER DISCRETIONARY - 4.4%
Auto Components - 0.3%
Adient Global Holdings Ltd. 4.875% 8/15/26 (a)	1,325,000	1,142,813
Allison Transmission, Inc. 5.875% 6/1/29 (a)	266,000	288,278
American Axle & Manufacturing, Inc.:
6.25% 4/1/25	850,000	822,970
6.5% 4/1/27	1,700,000	1,631,150
Cooper Standard Auto, Inc. 5.625% 11/15/26 (a)	800,000	714,800
Dana Financing Luxembourg SARL 5.75% 4/15/25 (a)	200,000	206,000
Dana, Inc. 5.375% 11/15/27	1,445,000	1,459,450
		6,265,461
Automobiles - 0.2%
Ford Motor Co. 5.291% 12/8/46	2,900,000	2,658,927
General Motors Co. 5% 10/1/28	475,000	519,504
		3,178,431
Diversified Consumer Services - 0.5%
Frontdoor, Inc. 6.75% 8/15/26 (a)	860,000	941,102
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (a)	2,370,000	2,436,656
Laureate Education, Inc. 8.25% 5/1/25 (a)	4,940,000	5,237,042
Service Corp. International 5.125% 6/1/29	735,000	794,719
		9,409,519
Hotels, Restaurants & Leisure - 2.2%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4.25% 5/15/24 (a)	780,000	780,741
5% 10/15/25 (a)	1,410,000	1,416,458
Aramark Services, Inc. 4.75% 6/1/26	2,480,000	2,566,800
Brinker International, Inc. 5% 10/1/24 (a)	1,515,000	1,580,145
Caesars Resort Collection LLC 5.25% 10/15/25 (a)	4,900,000	4,811,898
CEC Entertainment, Inc. 8% 2/15/22	850,000	824,500
Eldorado Resorts, Inc.:
6% 4/1/25	765,000	799,425
6% 9/15/26	250,000	271,250
Golden Entertainment, Inc. 7.625% 4/15/26 (a)	3,621,000	3,865,418
Golden Nugget, Inc.:
6.75% 10/15/24 (a)	2,695,000	2,647,029
8.75% 10/1/25 (a)	2,350,000	2,359,894
Hilton Domestic Operating Co., Inc. 4.25% 9/1/24	670,000	672,231
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25	655,000	657,456
4.875% 4/1/27	390,000	398,775
International Game Technology PLC 6.25% 1/15/27 (a)	1,450,000	1,532,679
Jacobs Entertainment, Inc. 7.875% 2/1/24 (a)	800,000	840,000
MCE Finance Ltd. 4.875% 6/6/25 (a)	215,000	216,072
MGM Mirage, Inc. 5.5% 4/15/27	750,000	809,775
Penn National Gaming, Inc. 5.625% 1/15/27 (a)	2,000,000	2,070,000
Scientific Games Corp.:
5% 10/15/25 (a)	2,720,000	2,728,500
7% 5/15/28 (a)	845,000	823,347
7.25% 11/15/29 (a)	900,000	876,420
8.25% 3/15/26 (a)	500,000	516,250
Stars Group Holdings BV 7% 7/15/26 (a)	3,255,000	3,499,125
Station Casinos LLC:
4.5% 2/15/28 (a)	325,000	309,563
5% 10/1/25 (a)	1,145,000	1,150,725
Twin River Worldwide Holdings, Inc. 6.75% 6/1/27 (a)	1,930,000	2,010,684
Wyndham Destinations, Inc. 4.625% 3/1/30 (a)	250,000	250,050
Wyndham Hotels & Resorts, Inc. 5.375% 4/15/26 (a)	1,340,000	1,389,051
Wynn Macau Ltd.:
4.875% 10/1/24 (a)	1,950,000	1,946,178
5.125% 12/15/29 (a)	575,000	563,500
Wynn Resorts Ltd. 5.125% 10/1/29 (a)	500,000	483,125
		45,667,064
Household Durables - 0.8%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.75% 8/1/25 (a)	1,500,000	1,548,750
Beazer Homes U.S.A., Inc.:
5.875% 10/15/27	450,000	455,625
7.25% 10/15/29 (a)	1,500,000	1,590,000
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp.:
4.875% 2/15/30 (a)	375,000	371,213
6.25% 9/15/27 (a)	1,395,000	1,433,363
KB Home 6.875% 6/15/27	1,550,000	1,829,000
Lennar Corp. 4.75% 5/30/25	800,000	864,504
M/I Homes, Inc. 4.95% 2/1/28 (a)	1,075,000	1,093,813
Meritage Homes Corp. 6% 6/1/25	1,000,000	1,124,170
PulteGroup, Inc. 5% 1/15/27	650,000	713,622
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.125% 7/15/23 (a)	1,000,000	1,010,000
7% 7/15/24 (a)	2,825,000	2,851,499
TopBuild Corp. 5.625% 5/1/26 (a)	975,000	1,014,000
		15,899,559
Internet & Direct Marketing Retail - 0.1%
Terrier Media Buyer, Inc. 8.875% 12/15/27 (a)	1,125,000	1,116,563
Leisure Products - 0.0%
Mattel, Inc. 6.75% 12/31/25 (a)	730,000	767,194
Specialty Retail - 0.3%
L Brands, Inc. 5.625% 10/15/23	1,975,000	2,128,063
Michaels Stores, Inc. 8% 7/15/27 (a)	1,492,000	1,243,731
PetSmart, Inc. 5.875% 6/1/25 (a)	920,000	925,796
Sally Holdings LLC 5.625% 12/1/25	2,000,000	2,027,000
		6,324,590
Textiles, Apparel & Luxury Goods - 0.0%
The William Carter Co. 5.625% 3/15/27 (a)	880,000	936,254
TOTAL CONSUMER DISCRETIONARY		89,564,635
CONSUMER STAPLES - 1.7%
Food & Staples Retailing - 0.2%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 4.875% 2/15/30 (a)	675,000	675,000
C&S Group Enterprises LLC 5.375% 7/15/22 (a)	1,950,000	1,979,445
		2,654,445
Food Products - 1.4%
B&G Foods, Inc.:
5.25% 4/1/25	1,000,000	987,490
5.25% 9/15/27	600,000	594,000
Chobani LLC/Finance Corp., Inc. 7.5% 4/15/25 (a)	230,000	228,850
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	4,505,000	4,611,994
5.875% 7/15/24 (a)	5,915,000	6,018,631
6.75% 2/15/28 (a)	525,000	569,258
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (a)	2,400,000	2,532,744
6.5% 4/15/29 (a)	4,850,000	5,260,795
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (a)	330,000	343,474
4.875% 11/1/26 (a)	2,000,000	2,075,100
Pilgrim's Pride Corp. 5.875% 9/30/27 (a)	1,275,000	1,321,283
Post Holdings, Inc.:
4.625% 4/15/30 (a)	180,000	177,406
5% 8/15/26 (a)	1,045,000	1,065,900
5.5% 12/15/29 (a)	1,250,000	1,296,875
5.625% 1/15/28 (a)	540,000	564,413
5.75% 3/1/27 (a)	720,000	749,264
		28,397,477
Household Products - 0.0%
Spectrum Brands Holdings, Inc. 5% 10/1/29 (a)	500,000	516,315
Personal Products - 0.0%
Prestige Brands, Inc. 6.375% 3/1/24 (a)	500,000	515,415
Tobacco - 0.1%
Vector Group Ltd. 6.125% 2/1/25 (a)	1,500,000	1,440,000
TOTAL CONSUMER STAPLES		33,523,652
ENERGY - 4.0%
Energy Equipment & Services - 0.6%
Diamond Offshore Drilling, Inc. 7.875% 8/15/25	675,000	473,344
Jonah Energy LLC 7.25% 10/15/25 (a)	1,840,000	441,600
Nabors Industries Ltd.:
7.25% 1/15/26 (a)	175,000	159,688
7.5% 1/15/28 (a)	1,600,000	1,476,160
Noble Holding International Ltd.:
6.2% 8/1/40	1,000,000	280,000
7.875% 2/1/26 (a)	515,000	317,369
Precision Drilling Corp.:
5.25% 11/15/24	500,000	442,190
7.125% 1/15/26 (a)	1,000,000	923,000
Summit Midstream Holdings LLC 5.75% 4/15/25	1,550,000	1,147,000
Transocean, Inc.:
7.5% 1/15/26 (a)	1,676,000	1,332,420
8% 2/1/27 (a)	700,000	581,000
U.S.A. Compression Partners LP:
6.875% 4/1/26	1,500,000	1,451,400
6.875% 9/1/27	435,000	421,428
Valaris PLC:
5.2% 3/15/25	2,500,000	962,500
7.75% 2/1/26	1,500,000	592,425
Weatherford International Ltd. 11% 12/1/24 (a)	893,000	854,065
		11,855,589
Oil, Gas & Consumable Fuels - 3.4%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.75% 1/15/28 (a)	1,160,000	796,282
Antero Resources Corp.:
5.125% 12/1/22	525,000	326,813
5.625% 6/1/23 (Reg. S)	1,258,000	679,320
Antero Resources Finance Corp. 5.375% 11/1/21	1,466,000	1,222,278
Ascent Resources - Utica LLC/ARU Finance Corp.:
7% 11/1/26 (a)	930,000	558,000
10% 4/1/22 (a)	1,334,000	1,136,861
California Resources Corp. 8% 12/15/22 (a)	3,615,000	831,450
Cheniere Energy Partners LP:
5.25% 10/1/25	2,735,000	2,741,892
5.625% 10/1/26	615,000	618,075
Chesapeake Energy Corp.:
4.875% 4/15/22	500,000	255,000
7% 10/1/24	835,000	292,250
8% 1/15/25	2,760,000	828,000
8% 6/15/27	2,265,000	679,500
11.5% 1/1/25 (a)	1,675,000	1,000,813
Citgo Holding, Inc. 9.25% 8/1/24 (a)	3,010,000	3,130,400
Citgo Petroleum Corp. 6.25% 8/15/22 (a)	1,797,000	1,797,000
CNX Midstream Partners LP 6.5% 3/15/26 (a)	700,000	574,000
CNX Resources Corp. 5.875% 4/15/22	1,825,000	1,669,875
Comstock Escrow Corp. 9.75% 8/15/26	2,595,000	2,173,313
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (a)	1,255,000	1,160,812
5.75% 4/1/25	900,000	879,750
6.25% 4/1/23	2,580,000	2,451,516
CVR Energy, Inc. 5.25% 2/15/25 (a)	1,360,000	1,268,200
DCP Midstream Operating LP:
5.125% 5/15/29	1,700,000	1,670,250
5.375% 7/15/25	1,785,000	1,869,823
Denbury Resources, Inc.:
7.75% 2/15/24 (a)	1,690,000	947,245
9.25% 3/31/22 (a)	4,230,000	3,384,000
EG Global Finance PLC:
6.75% 2/7/25 (a)	1,100,000	1,075,250
8.5% 10/30/25 (a)	2,733,000	2,814,170
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (a)	700,000	684,040
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 5/15/26 (a)(c)	850,000	501,500
EQT Corp.:
3.9% 10/1/27	713,000	465,233
6.125% 2/1/25	660,000	501,864
Extraction Oil & Gas, Inc. 5.625% 2/1/26 (a)	1,875,000	656,250
Global Partners LP/GLP Finance Corp.:
7% 6/15/23	800,000	821,000
7% 8/1/27	1,200,000	1,241,166
Hess Infrastructure Partners LP 5.625% 2/15/26 (a)	2,655,000	2,648,416
Hess Midstream Partners LP 5.125% 6/15/28 (a)	575,000	560,625
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	265,000	209,350
5.75% 10/1/25 (a)	850,000	680,000
6.25% 11/1/28 (a)	375,000	272,820
Holly Energy Partners LP/Holly Finance Corp. 5% 2/1/28 (a)	1,450,000	1,459,063
MEG Energy Corp.:
7% 3/31/24 (a)	624,000	591,240
7.125% 2/1/27 (a)	2,625,000	2,476,084
NGPL PipeCo LLC 4.875% 8/15/27 (a)	425,000	460,577
Parsley Energy LLC/Parsley:
5.25% 8/15/25 (a)	170,000	168,300
5.375% 1/15/25 (a)	1,760,000	1,760,035
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	1,945,000	1,992,264
Range Resources Corp.:
5% 3/15/23	1,525,000	1,105,168
9.25% 2/1/26 (a)	625,000	423,938
Sanchez Energy Corp. 7.25% 2/15/23 (a)(c)	3,242,000	1,783,100
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23	815,000	812,571
5.5% 2/15/26	1,310,000	1,329,781
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. 5.5% 9/15/24 (a)	1,600,000	1,484,160
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23	750,000	742,875
5.375% 2/1/27	3,000,000	3,075,000
Viper Energy Partners LP 5.375% 11/1/27 (a)	1,300,000	1,321,190
WPX Energy, Inc.:
5.25% 9/15/24	550,000	552,750
5.75% 6/1/26	892,000	885,042
		70,497,540
TOTAL ENERGY		82,353,129
FINANCIALS - 2.6%
Banks - 0.0%
CIT Group, Inc. 6.125% 3/9/28	625,000	750,000
Capital Markets - 0.2%
Balboa Merger Sub, Inc. 11.375% 12/1/21 (a)	1,600,000	1,646,240
LPL Holdings, Inc. 5.75% 9/15/25 (a)	500,000	518,750
MSCI, Inc. 4.75% 8/1/26 (a)	1,775,000	1,843,267
		4,008,257
Consumer Finance - 1.1%
Ally Financial, Inc.:
3.875% 5/21/24	840,000	880,631
5.75% 11/20/25	4,685,000	5,287,725
8% 11/1/31	770,000	1,065,942
Navient Corp.:
5.5% 1/25/23	1,620,000	1,656,450
5.875% 10/25/24	195,000	199,879
6.125% 3/25/24	505,000	521,413
6.5% 6/15/22	2,610,000	2,720,925
7.25% 1/25/22	1,015,000	1,068,288
7.25% 9/25/23	1,825,000	1,961,875
Springleaf Finance Corp.:
6.875% 3/15/25	2,516,000	2,767,600
7.125% 3/15/26	3,020,000	3,352,200
		21,482,928
Diversified Financial Services - 0.7%
Enviva Partners LP / Enviva Partners Finance Corp. 6.5% 1/15/26 (a)	350,000	364,007
Fairstone Financial, Inc. 7.875% 7/15/24 (a)	550,000	596,750
Financial & Risk U.S. Holdings, Inc. 8.25% 11/15/26 (a)	4,000,000	4,404,000
Five Point Operation Co. LP 7.875% 11/15/25 (a)	452,000	453,980
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75% 9/15/24 (a)	1,530,000	1,560,600
6.25% 5/15/26	1,210,000	1,240,383
6.375% 12/15/25	1,080,000	1,115,100
MPH Acquisition Holdings LLC 7.125% 6/1/24 (a)	1,915,000	1,781,371
Venator Finance SARL/Venator Capital Management Ltd. 5.75% 7/15/25 (a)	900,000	805,500
Verscend Escrow Corp. 9.75% 8/15/26 (a)	1,000,000	1,087,450
		13,409,141
Insurance - 0.4%
Alliant Holdings Intermediate LLC 6.75% 10/15/27 (a)	1,875,000	1,870,350
AmWINS Group, Inc. 7.75% 7/1/26 (a)	2,140,000	2,221,598
USIS Merger Sub, Inc. 6.875% 5/1/25 (a)	2,205,000	2,194,813
Wand Merger Corp. 9.125% 7/15/26 (a)	2,600,000	2,815,852
		9,102,613
Mortgage Real Estate Investment Trusts - 0.0%
Starwood Property Trust, Inc. 4.75% 3/15/25	515,000	525,300
Thrifts & Mortgage Finance - 0.2%
Nationstar Mortgage Holdings, Inc. 6% 1/15/27 (a)	1,862,000	1,891,569
Quicken Loans, Inc. 5.25% 1/15/28 (a)	1,965,000	2,033,186
		3,924,755
TOTAL FINANCIALS		53,202,994
HEALTH CARE - 2.6%
Health Care Equipment & Supplies - 0.1%
Hologic, Inc.:
4.375% 10/15/25 (a)	980,000	998,081
4.625% 2/1/28 (a)	185,000	191,884
Teleflex, Inc. 4.875% 6/1/26	1,750,000	1,824,375
		3,014,340
Health Care Providers & Services - 1.8%
Centene Corp.:
4.25% 12/15/27 (a)	485,000	498,968
5.25% 4/1/25 (a)	1,095,000	1,126,481
Community Health Systems, Inc.:
6.25% 3/31/23	1,775,000	1,778,337
8% 3/15/26 (a)	2,080,000	2,148,016
8.625% 1/15/24 (a)	1,445,000	1,509,707
HCA Holdings, Inc.:
5% 3/15/24	3,000,000	3,334,604
5.875% 2/1/29	2,300,000	2,653,119
MEDNAX, Inc. 5.25% 12/1/23 (a)	1,250,000	1,223,438
Polaris Intermediate Corp. 8.5% 12/1/22 pay-in-kind (a)(d)	1,590,000	1,351,659
RegionalCare Hospital Partners Holdings, Inc. 9.75% 12/1/26 (a)	1,555,000	1,667,738
Surgery Center Holdings, Inc. 10% 4/15/27 (a)	875,000	955,938
Tenet Healthcare Corp.:
4.875% 1/1/26 (a)	795,000	809,906
5.125% 5/1/25	915,000	921,863
6.25% 2/1/27 (a)	5,140,000	5,384,150
6.75% 6/15/23	2,620,000	2,803,400
6.875% 11/15/31	500,000	520,000
7% 8/1/25	2,160,000	2,219,400
8.125% 4/1/22	4,645,000	5,032,625
Vizient, Inc. 6.25% 5/15/27 (a)	125,000	133,438
		36,072,787
Health Care Technology - 0.1%
IMS Health, Inc. 5% 5/15/27 (a)	1,425,000	1,473,094
Life Sciences Tools & Services - 0.1%
Avantor, Inc. 6% 10/1/24 (a)	780,000	818,672
Charles River Laboratories International, Inc.:
4.25% 5/1/28 (a)	145,000	145,914
5.5% 4/1/26 (a)	735,000	772,797
		1,737,383
Pharmaceuticals - 0.5%
Catalent Pharma Solutions 4.875% 1/15/26 (a)	1,355,000	1,388,875
Valeant Pharmaceuticals International, Inc.:
5.5% 11/1/25 (a)	780,000	803,072
5.875% 5/15/23 (a)	21,000	21,079
6.125% 4/15/25 (a)	785,000	800,700
7% 3/15/24 (a)	2,500,000	2,573,950
8.5% 1/31/27 (a)	2,000,000	2,194,560
9.25% 4/1/26 (a)	1,940,000	2,167,601
		9,949,837
TOTAL HEALTH CARE		52,247,441
INDUSTRIALS - 3.0%
Aerospace & Defense - 1.1%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (a)	2,530,000	2,581,498
Bombardier, Inc.:
7.5% 12/1/24 (a)	2,040,000	2,064,684
7.5% 3/15/25 (a)	4,430,000	4,374,625
7.875% 4/15/27 (a)	2,800,000	2,779,000
8.75% 12/1/21 (a)	850,000	899,742
BWX Technologies, Inc. 5.375% 7/15/26 (a)	1,925,000	2,015,100
Moog, Inc. 4.25% 12/15/27 (a)	145,000	147,538
TransDigm UK Holdings PLC 6.875% 5/15/26	495,000	519,750
TransDigm, Inc.:
5.5% 11/15/27 (a)	1,640,000	1,638,032
6.25% 3/15/26 (a)	2,455,000	2,599,236
6.5% 7/15/24	725,000	741,313
6.5% 5/15/25	1,805,000	1,863,121
7.5% 3/15/27	195,000	205,491
		22,429,130
Air Freight & Logistics - 0.2%
Aercap Global Aviation Trust 6.5% 6/15/45 (a)(d)	2,950,000	3,171,250
XPO Logistics, Inc. 6.75% 8/15/24 (a)	1,410,000	1,487,550
		4,658,800
Building Products - 0.3%
Advanced Drain Systems, Inc. 5% 9/30/27 (a)	1,950,000	2,015,813
Building Materials Corp. of America 4.75% 1/15/28 (a)	1,846,000	1,899,728
Griffon Corp. 5.75% 3/1/28 (a)	500,000	503,750
Masonite International Corp. 5.375% 2/1/28 (a)	800,000	840,000
		5,259,291
Commercial Services & Supplies - 0.4%
Allied Universal Holdco LLC / Allied Universal Finance Corp.:
6.625% 7/15/26 (a)	600,000	629,250
9.75% 7/15/27 (a)	665,000	709,888
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (a)	1,030,000	1,001,675
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	1,800,000	1,818,036
Nielsen Co. SARL (Luxembourg) 5% 2/1/25 (a)	2,580,000	2,547,750
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	2,135,000	2,124,325
Star Merger Sub, Inc. 6.875% 8/15/26 (a)	400,000	427,100
		9,258,024
Construction & Engineering - 0.4%
AECOM:
5.125% 3/15/27	3,156,000	3,261,000
5.875% 10/15/24	905,000	993,238
Amsted Industries, Inc. 5.625% 7/1/27 (a)	805,000	853,300
Cloud Crane LLC 10.125% 8/1/24 (a)	1,250,000	1,281,250
Pisces Midco, Inc. 8% 4/15/26 (a)	1,000,000	989,700
		7,378,488
Electrical Equipment - 0.0%
Sensata Technologies BV 5% 10/1/25 (a)	715,000	752,609
Machinery - 0.1%
Navistar International Corp. New 6.625% 11/1/25 (a)	1,225,000	1,268,892
Titan International, Inc. 6.5% 11/30/23	675,000	506,250
		1,775,142
Trading Companies & Distributors - 0.5%
Beacon Roofing Supply, Inc. 4.875% 11/1/25 (a)	500,000	482,350
FLY Leasing Ltd.:
5.25% 10/15/24	2,075,000	2,126,875
6.375% 10/15/21	1,500,000	1,518,750
H&E Equipment Services, Inc. 5.625% 9/1/25	575,000	599,196
United Rentals North America, Inc.:
4% 7/15/30	300,000	291,720
4.875% 1/15/28	3,000,000	3,078,900
5.25% 1/15/30	1,400,000	1,472,800
		9,570,591
TOTAL INDUSTRIALS		61,082,075
INFORMATION TECHNOLOGY - 2.4%
Communications Equipment - 0.1%
CommScope Finance LLC:
6% 3/1/26 (a)	1,050,000	1,077,752
8.25% 3/1/27 (a)	995,000	1,003,706
SSL Robotics LLC 9.75% 12/31/23 (a)	800,000	850,240
		2,931,698
Electronic Equipment & Components - 0.3%
Infor U.S., Inc. 6.5% 5/15/22	3,125,000	3,134,344
TTM Technologies, Inc. 5.625% 10/1/25 (a)	2,835,000	2,891,700
		6,026,044
IT Services - 0.8%
Alliance Data Systems Corp. 4.75% 12/15/24 (a)	575,000	564,219
Banff Merger Sub, Inc. 9.75% 9/1/26 (a)	4,408,000	4,429,820
Camelot Finance SA 4.5% 11/1/26 (a)	1,250,000	1,256,125
Gartner, Inc. 5.125% 4/1/25 (a)	350,000	361,410
Olympus Merger Sub, Inc. 8.5% 10/15/25 (a)	2,500,000	1,681,250
Rackspace Hosting, Inc. 8.625% 11/15/24 (a)	2,150,000	2,058,625
Tempo Acquisition LLC 6.75% 6/1/25 (a)	2,275,000	2,264,353
Zayo Group LLC/Zayo Capital, Inc.:
5.75% 1/15/27 (a)	1,565,000	1,600,213
6.375% 5/15/25	1,000,000	1,022,500
		15,238,515
Semiconductors & Semiconductor Equipment - 0.1%
Qorvo, Inc. 5.5% 7/15/26	1,795,000	1,854,235
Software - 1.1%
Ascend Learning LLC:
6.875% 8/1/25(a)	185,000	191,321
6.875% 8/1/25 (a)	1,355,000	1,395,650
CDK Global, Inc.:
4.875% 6/1/27	485,000	499,550
5.25% 5/15/29 (a)	240,000	255,900
5.875% 6/15/26	985,000	1,030,606
Ensemble S Merger Sub, Inc. 9% 9/30/23 (a)	2,258,000	2,317,273
Fair Isaac Corp. 5.25% 5/15/26 (a)	2,365,000	2,619,238
Nortonlifelock, Inc. 5% 4/15/25 (a)	3,260,000	3,309,428
Nuance Communications, Inc. 5.625% 12/15/26	1,085,000	1,144,675
Open Text Corp.:
3.875% 2/15/28 (a)	875,000	870,800
5.875% 6/1/26 (a)	2,330,000	2,467,004
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (a)	4,910,000	5,186,237
SS&C Technologies, Inc. 5.5% 9/30/27 (a)	1,850,000	1,947,125
		23,234,807
TOTAL INFORMATION TECHNOLOGY		49,285,299
MATERIALS - 2.7%
Chemicals - 1.1%
Alpha 2 BV 8.75% 6/1/23 pay-in-kind (a)(d)	975,000	977,438
Alpha 3 BV / Alpha U.S. BidCo I 6.25% 2/1/25 (a)	425,000	436,131
CF Industries Holdings, Inc. 5.15% 3/15/34	75,000	84,225
Consolidated Energy Finance SA 3 month U.S. LIBOR + 3.750% 5.6436% 6/15/22 (a)(d)(e)	1,640,000	1,623,652
Cornerstone Chemical Co. 6.75% 8/15/24 (a)	750,000	670,628
Element Solutions, Inc. 5.875% 12/1/25 (a)	2,365,000	2,376,872
Hexion, Inc. 7.875% 7/15/27 (a)	950,000	942,875
Nufarm Australia Ltd. 5.75% 4/30/26 (a)	1,795,000	1,768,075
OCI NV 6.625% 4/15/23 (a)	1,620,000	1,678,320
Olin Corp. 5.125% 9/15/27	1,495,000	1,506,512
Rain CII Carbon LLC/CII Carbon Corp. 7.25% 4/1/25 (a)	800,000	768,000
The Chemours Co. LLC:
5.375% 5/15/27	1,380,000	1,183,626
6.625% 5/15/23	1,600,000	1,541,328
7% 5/15/25	1,315,000	1,226,238
The Scotts Miracle-Gro Co. 4.5% 10/15/29 (a)	1,500,000	1,552,500
Tronox, Inc. 6.5% 4/15/26 (a)	1,750,000	1,679,913
Valvoline, Inc.:
4.25% 2/15/30 (a)	525,000	517,781
4.375% 8/15/25	1,025,000	1,055,750
		21,589,864
Construction Materials - 0.1%
Summit Materials LLC/Summit Materials Finance Corp. 6.5% 3/15/27 (a)	600,000	639,000
U.S. Concrete, Inc. 6.375% 6/1/24	1,420,000	1,444,992
		2,083,992
Containers & Packaging - 0.8%
ARD Finance SA 6.5% 6/30/27 pay-in-kind (a)(d)	750,000	754,725
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 6% 2/15/25 (a)	2,260,000	2,356,050
Crown Americas LLC/Crown Americas Capital Corp. IV 4.75% 2/1/26	980,000	1,010,625
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26	2,120,000	2,182,127
Flex Acquisition Co., Inc.:
6.875% 1/15/25 (a)	1,985,000	1,930,452
7.875% 7/15/26 (a)	895,000	908,425
OI European Group BV 4% 3/15/23 (a)	1,445,000	1,461,256
Owens-Brockway Glass Container, Inc.:
5.375% 1/15/25 (a)	2,000,000	2,098,560
6.375% 8/15/25 (a)	650,000	716,625
Silgan Holdings, Inc. 4.75% 3/15/25	695,000	703,111
Trivium Packaging Finance BV:
5.5% 8/15/26 (a)	1,785,000	1,849,710
8.5% 8/15/27 (a)	315,000	333,245
		16,304,911
Metals & Mining - 0.7%
Allegheny Technologies, Inc. 5.875% 12/1/27	1,150,000	1,152,875
Cleveland-Cliffs, Inc.:
5.75% 3/1/25	500,000	455,000
5.875% 6/1/27 (a)	1,175,000	989,938
Constellium NV:
5.875% 2/15/26 (a)	500,000	508,125
6.625% 3/1/25 (a)	825,000	840,551
Eldorado Gold Corp. 9.5% 6/1/24 (a)	975,000	1,057,066
First Quantum Minerals Ltd.:
6.875% 3/1/26 (a)	1,650,000	1,565,438
7.25% 5/15/22 (a)	565,000	554,689
7.25% 4/1/23 (a)	2,395,000	2,299,200
Freeport-McMoRan, Inc.:
3.55% 3/1/22	475,000	479,228
3.875% 3/15/23	1,645,000	1,653,719
Hecla Mining Co. 7.25% 2/15/28	350,000	343,910
IAMGOLD Corp. 7% 4/15/25 (a)	750,000	768,525
Novelis Corp. 5.875% 9/30/26 (a)	1,399,000	1,444,964
		14,113,228
Paper & Forest Products - 0.0%
Berry Global Escrow Corp. 4.875% 7/15/26 (a)	1,105,000	1,124,006
TOTAL MATERIALS		55,216,001
REAL ESTATE - 1.5%
Equity Real Estate Investment Trusts (REITs) - 0.9%
CoreCivic, Inc.:
4.625% 5/1/23	275,000	275,605
5% 10/15/22	802,000	818,441
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	1,170,000	1,216,800
GLP Capital LP/GLP Financing II, Inc. 5.25% 6/1/25	1,325,000	1,482,874
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26	3,050,000	3,156,750
4.5% 1/15/28	925,000	948,125
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27	1,650,000	1,721,792
5.25% 8/1/26	1,035,000	1,076,767
5.5% 5/1/24	1,500,000	1,526,250
The GEO Group, Inc.:
5.875% 10/15/24	350,000	327,250
6% 4/15/26	1,290,000	1,167,450
VICI Properties, Inc.:
3.5% 2/15/25 (a)	630,000	630,977
4.25% 12/1/26 (a)	1,480,000	1,494,948
4.625% 12/1/29 (a)	1,660,000	1,713,950
		17,557,979
Real Estate Management & Development - 0.6%
Forestar Group, Inc.:
5% 3/1/28 (a)	300,000	294,750
8% 4/15/24 (a)	650,000	704,438
Greystar Real Estate Partners 5.75% 12/1/25 (a)	1,500,000	1,550,625
Howard Hughes Corp. 5.375% 3/15/25 (a)	3,045,000	3,082,149
Hunt Companies, Inc. 6.25% 2/15/26 (a)	1,300,000	1,261,000
Mattamy Group Corp.:
4.625% 3/1/30 (a)(b)	500,000	485,085
5.25% 12/15/27 (a)	725,000	750,375
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.625% 3/1/24 (a)	250,000	270,000
5.75% 1/15/28 (a)	3,000,000	3,314,640
5.875% 6/15/27 (a)	800,000	896,000
		12,609,062
TOTAL REAL ESTATE		30,167,041
UTILITIES - 2.0%
Electric Utilities - 0.9%
Clearway Energy Operating LLC:
4.75% 3/15/28 (a)	290,000	295,075
5.75% 10/15/25	900,000	929,997
InterGen NV 7% 6/30/23 (a)	3,045,000	2,984,100
NextEra Energy Partners LP:
4.25% 9/15/24 (a)	1,365,000	1,374,146
4.5% 9/15/27 (a)	250,000	260,754
NRG Yield Operating LLC 5% 9/15/26	885,000	906,510
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	1,499,953	1,664,947
Vistra Operations Co. LLC:
5% 7/31/27 (a)	2,990,000	3,020,349
5.5% 9/1/26 (a)	3,566,000	3,607,383
5.625% 2/15/27 (a)	3,120,000	3,198,000
		18,241,261
Gas Utilities - 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.875% 8/20/26	2,375,000	2,464,110
Ferrellgas LP/Ferrellgas Finance Corp. 6.75% 6/15/23 (d)	1,125,000	939,848
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp.:
8.625% 6/15/20	300,000	117,750
8.625% 6/15/20	2,650,000	1,040,125
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.875% 3/1/27	1,375,000	1,416,250
Superior Plus LP / Superior General Partner, Inc. 7% 7/15/26 (a)	975,000	1,043,250
		7,021,333
Independent Power and Renewable Electricity Producers - 0.8%
Calpine Corp.:
5.125% 3/15/28 (a)	4,500,000	4,230,000
5.75% 1/15/25	2,000,000	2,006,000
NRG Energy, Inc.:
5.25% 6/15/29 (a)	3,495,000	3,632,668
6.625% 1/15/27	1,910,000	1,991,404
Talen Energy Supply LLC 10.5% 1/15/26 (a)	565,000	502,850
TerraForm Power Operating LLC:
4.25% 1/31/23 (a)	500,000	508,135
5% 1/31/28 (a)	560,000	602,728
The AES Corp.:
4.5% 3/15/23	755,000	751,240
6% 5/15/26	2,000,000	2,057,900
		16,282,925
TOTAL UTILITIES		41,545,519

TOTAL NONCONVERTIBLE BONDS		701,921,535

TOTAL CORPORATE BONDS
(Cost $714,955,686)		704,619,475

Asset-Backed Securities - 1.3%
Allegro CLO VII Ltd./LLC Series 2018-1A Class A, 3 month U.S. LIBOR + 1.100% 2.9312% 6/13/31 (a)(d)(e)	6,000,000	5,969,400
Carlyle Global Market Strategies CLO Series 2018-3RA Class A1A, 3 month U.S. LIBOR + 1.050% 2.8441% 7/27/31 (a)(d)(e)	3,000,000	2,978,100
Carlyle Global Market Strategies CLO, Ltd. Series 2020-3A Class A1R, 3 month U.S. LIBOR + 1.020% 2.7146% 10/20/29 (a)(d)(e)	2,500,000	2,500,000
CIFC Funding Ltd./CIFC Funding LLC Series 2020-2A Class AR2, 3 month U.S. LIBOR + 1.010% 0% 4/15/30 (a)(d)(e)	1,500,000	1,500,000
Greenwood Park CLO, Ltd. Series 2018-1A Class A2, 3 month U.S. LIBOR + 1.010% 2.8412% 4/15/31 (a)(d)(e)	1,852,000	1,839,777
Greywolf CLO VI, Ltd. Series 2018-1A Class A1, 3 month U.S. LIBOR + 1.030% 2.8241% 4/26/31 (a)(d)(e)	1,500,000	1,488,150
Jackson Mill CLO LTD. / Jackson Mill CLO LLC Series 2018-1A Class AR, 3 month U.S. LIBOR + 0.830% 2.6613% 4/15/27 (a)(d)(e)	2,479,697	2,474,241
Madison Park Funding 2015 Series 2020-19A Class A1R2, 3 month U.S. LIBOR + 0.920% 0% 1/22/28 (a)(d)(e)	1,500,000	1,500,000
OZLM XI, Ltd. Series 2017-11A Class A1R, 3 month U.S. LIBOR + 1.250% 3.0195% 10/30/30 (a)(d)(e)	2,000,000	2,001,400
Race Point VIII CLO, Ltd. Series 2020-8A Class AR2, 3 month U.S. LIBOR + 1.040% 0% 2/20/30 (a)(d)(e)	3,000,000	3,000,000
Sound Point CLO XVII, Ltd. Series 2017-3A Class A1B, 3 month U.S. LIBOR + 1.220% 3.0391% 10/20/30 (a)(d)(e)	1,500,000	1,499,400
TOTAL ASSET-BACKED SECURITIES
(Cost $26,812,504)		26,750,468
	Shares	Value

Common Stocks - 0.0%
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Weatherford International PLC (f)
(Cost $152,055)	6,540	136,686
	Principal Amount	Value

Bank Loan Obligations - 1.2%
COMMUNICATION SERVICES - 0.1%
Media - 0.1%
iHeartCommunications, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.655% 5/1/26 (d)(e)(g)	750,000	735,000
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.8894% 8/19/23 (d)(e)(g)	1,456,475	1,405,498
		2,140,498
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.62% 10/20/24 (d)(e)(g)	1,312,400	1,282,871
Playtika Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.000% 7.6034% 12/10/24 (d)(e)(g)	750,000	750,000
		2,032,871
Specialty Retail - 0.0%
Sally Holdings LLC Tranche B 2LN, term loan 4.5% 7/5/24 (d)(g)	500,000	488,750

TOTAL CONSUMER DISCRETIONARY		2,521,621

ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
California Resources Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.3633% 12/31/22 (d)(e)(g)	2,295,000	1,948,845
Chesapeake Energy Corp. term loan 3 month U.S. LIBOR + 8.000% 9.9278% 6/9/24 (d)(e)(g)	3,735,000	3,383,275
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8.6034% 8/1/23 (d)(e)(g)	375,000	375,000
Citgo Petroleum Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6.9446% 3/28/24 (d)(e)(g)	750,000	746,250
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 7.6034% 3/1/24 (d)(e)(g)	2,475,000	824,992
Sanchez Energy Corp.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 6.7821% 5/11/20 (e)(g)(h)(i)	1,274,833	1,274,833
term loan 7.25% 5/11/20 (d)(g)(i)	373,000	373,000
		8,926,195
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
MPH Acquisition Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.6946% 6/7/23 (d)(e)(g)	300,000	285,249
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.0%
RegionalCare Hospital Partners Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.3952% 11/16/25 (d)(e)(g)	335,000	331,650
Pharmaceuticals - 0.1%
Mallinckrodt International Finance S.A. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 9/24/24 (e)(g)(j)	500,000	444,165

TOTAL HEALTH CARE		775,815

INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.088% 6/21/24 (d)(e)(g)	1,452,750	1,419,337
West Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5.5678% 10/10/24 (d)(e)(g)	1,150,000	911,375
		2,330,712
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.0%
Radiate Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.6034% 2/1/24 (d)(e)(g)	403,588	394,761
Software - 0.2%
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.0271% 6/13/25 (d)(e)(g)	805,000	765,257
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.2771% 6/13/24 (d)(e)(g)	240,772	229,136
Boxer Parent Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.8534% 10/2/25 (d)(e)(g)	450,000	431,519
Informatica Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 2/14/27 (e)(g)(j)	825,000	806,438
TIBCO Software, Inc. 2LN, term loan 3 month U.S. LIBOR + 7.750% 2/13/28 (e)(g)(j)	1,000,000	1,000,000
		3,232,350

TOTAL INFORMATION TECHNOLOGY		3,627,111

MATERIALS - 0.1%
Chemicals - 0.1%
Solenis International LP Tranche 1LN, term loan 3 month U.S. LIBOR + 4.000% 12/18/23 (e)(g)(j)	1,000,000	973,750
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.6709% 10/1/25 (d)(e)(g)	1,000,000	965,000
		1,938,750
Metals & Mining - 0.0%
Aleris International, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 2/27/23 (e)(g)(j)	750,000	747,893

TOTAL MATERIALS		2,686,643

REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
Brookfield Retail Holdings VII Sub 3 LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 8/24/25 (e)(g)(j)	1,000,000	977,500
TOTAL BANK LOAN OBLIGATIONS
(Cost $25,393,359)		24,271,344
	Shares	Value

Fixed-Income Funds - 60.0%
High Yield Fixed-Income Funds - 60.0%
Artisan High Income Fund Investor Shares	25,486,061	245,940,451
BlackRock High Yield Bond Portfolio Institutional Class	10,729,857	81,332,317
Eaton Vance Income Fund of Boston Class A	18,137,743	99,757,584
Fidelity Capital & Income Fund (k)	15,039,162	147,684,574
Hotchkis & Wiley High Yield Fund Class A	2,228,463	24,758,219
MainStay High Yield Corporate Bond Fund Class A	37,604,342	207,952,012
T. Rowe Price High Yield Fund Advisor Class	27,290,683	176,843,629
Vanguard High-Yield Corporate Fund Admiral Shares	40,862,480	239,862,760
TOTAL FIXED-INCOME FUNDS
(Cost $1,171,077,887)		1,224,131,546
	Principal Amount	Value

Preferred Securities - 0.9%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
MPLX LP 6.875% (d)(l)	2,055,000	1,988,898
FINANCIALS - 0.7%
Banks - 0.7%
Bank of America Corp.:
5.2% (d)(l)	1,200,000	1,248,515
6.25% (d)(l)	4,000,000	4,516,559
Barclays PLC 7.875% (Reg. S) (d)(l)	1,535,000	1,645,438
Citigroup, Inc. 4.7% (d)(l)	1,075,000	1,065,496
JPMorgan Chase & Co. 4.6% (d)(l)	2,440,000	2,463,861
Royal Bank of Scotland Group PLC 7.5% (d)(l)	1,060,000	1,083,414
Wells Fargo & Co. 5.9% (d)(l)	2,250,000	2,440,738
		14,464,021
INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
AerCap Holdings NV 5.875% 10/10/79 (d)	2,530,000	2,626,024
TOTAL PREFERRED SECURITIES
(Cost $18,403,669)		19,078,943
	Shares	Value

Money Market Funds - 2.2%
Fidelity Cash Central Fund 1.60% (m)	23,055,934	23,060,546
State Street Institutional U.S. Government Money Market Fund Premier Class 1.53% (n)	21,664,893	21,664,893
TOTAL MONEY MARKET FUNDS
(Cost $44,725,294)		44,725,439
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $2,001,520,454)		2,043,713,901
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(1,660,368)
NET ASSETS - 100%		$2,042,053,533

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty(1)	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
CDX N.A. HY Series 33 5YR V3	Dec. 2024	ICE	(5%)	Quarterly	$20,975,000	$648,756	$0	$648,756

 (1) Swaps with Intercontinental Exchange (ICE) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $501,784,907 or 24.6% of net assets.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Non-income producing - Security is in default.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Non-income producing

 (g) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (h) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $410,231 and $410,231, respectively.

 (i) Level 3 security

 (j) The coupon rate will be determined upon settlement of the loan after period end.

 (k) Affiliated Fund

 (l) Security is perpetual in nature with no stated maturity date.

 (m) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (n) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$288,492
Total	$288,492

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Advisor High Income Advantage Fund Class I	$160,296,900	$3,864,008	$165,171,810	$3,864,116	$17,346,425	$(16,335,523)	$--
Fidelity Capital & Income Fund	360,272,960	9,037,793	222,034,748	8,388,988	24,056,694	(23,648,125)	147,684,574
Total	$520,569,860	$12,901,801	$387,206,558	$12,253,104	$41,403,119	$(39,983,648)	$147,684,574

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$136,686	$136,686	$--	$--
Corporate Bonds	704,619,475	--	704,619,475	--
Asset-Backed Securities	26,750,468	--	26,750,468	--
Bank Loan Obligations	24,271,344	--	22,623,511	1,647,833
Fixed-Income Funds	1,224,131,546	1,224,131,546	--	--
Preferred Securities	19,078,943	--	19,078,943	--
Money Market Funds	44,725,439	44,725,439	--	--
Total Investments in Securities:	$2,043,713,901	$1,268,993,671	$773,072,397	$1,647,833
Derivative Instruments:
Assets
Swaps	$648,756	$--	$648,756	$--
Total Assets	$648,756	$--	$648,756	$--
Total Derivative Instruments:	$648,756	$--	$648,756	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps(a)	$648,756	$0
Total Credit Risk	648,756	0
Total Value of Derivatives	$648,756	$0

 (a) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $1,867,696,696)	$1,872,968,781
Fidelity Central Funds (cost $23,060,402)	23,060,546
Other affiliated issuers (cost $110,763,356)	147,684,574
Total Investment in Securities (cost $2,001,520,454)		$2,043,713,901
Cash		907,792
Receivable for investments sold		4,456,116
Receivable for fund shares sold		563,710
Interest receivable		12,193,687
Distributions receivable from Fidelity Central Funds		32,151
Receivable for daily variation margin on centrally cleared OTC swaps		13,416
Other receivables		1,476,005
Total assets		2,063,356,778
Liabilities
Payable for investments purchased
Regular delivery	$16,432,578
Delayed delivery	2,080,000
Payable for fund shares redeemed	2,421,202
Distributions payable	73,486
Accrued management fee	203,475
Other payables and accrued expenses	92,504
Total liabilities		21,303,245
Net Assets		$2,042,053,533
Net Assets consist of:
Paid in capital		$2,132,059,986
Total accumulated earnings (loss)		(90,006,453)
Net Assets		$2,042,053,533
Net Asset Value, offering price and redemption price per share ($2,042,053,533 ÷ 219,053,688 shares)		$9.32

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends:
Unaffiliated issuers		$83,013,204
Affiliated issuers		10,967,951
Interest		32,356,126
Income from Fidelity Central Funds		288,492
Total income		126,625,773
Expenses
Management fee	$7,414,496
Accounting fees and expenses	266,939
Custodian fees and expenses	11,478
Independent trustees' fees and expenses	25,898
Registration fees	45,508
Audit	49,034
Legal	8,158
Miscellaneous	23,627
Total expenses before reductions	7,845,138
Expense reductions	(5,719,402)
Total expenses after reductions		2,125,736
Net investment income (loss)		124,500,037
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(27,534,350)
Affiliated issuers	41,403,119
Swaps	158,171
Capital gain distributions from underlying funds:
Unaffiliated issuers	91,452
Affiliated issuers	1,285,153
Total net realized gain (loss)		15,403,545
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	28,136,234
Affiliated issuers	(39,983,648)
Swaps	648,756
Total change in net unrealized appreciation (depreciation)		(11,198,658)
Net gain (loss)		4,204,887
Net increase (decrease) in net assets resulting from operations		$128,704,924

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$124,500,037	$163,409,710
Net realized gain (loss)	15,403,545	(34,529,191)
Change in net unrealized appreciation (depreciation)	(11,198,658)	(47,729,454)
Net increase (decrease) in net assets resulting from operations	128,704,924	81,151,065
Distributions to shareholders	(128,212,511)	(152,578,108)
Share transactions
Proceeds from sales of shares	264,458,141	518,968,318
Reinvestment of distributions	92,688,234	99,413,790
Cost of shares redeemed	(958,070,158)	(951,905,541)
Net increase (decrease) in net assets resulting from share transactions	(600,923,783)	(333,523,433)
Total increase (decrease) in net assets	(600,431,370)	(404,950,476)
Net Assets
Beginning of period	2,642,484,903	3,047,435,379
End of period	$2,042,053,533	$2,642,484,903
Other Information
Shares
Sold	27,921,160	55,268,271
Issued in reinvestment of distributions	9,796,252	10,691,042
Redeemed	(101,436,177)	(102,827,858)
Net increase (decrease)	(63,718,765)	(36,868,545)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Income Opportunities Fund

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$9.34	$9.53	$9.57	$8.48	$9.94
Income from Investment Operations
Net investment income (loss)B	.515	.513	.489	.493	.518
Net realized and unrealized gain (loss)	(.001)	(.222)	(.050)	1.091	(1.300)
Total from investment operations	.514	.291	.439	1.584	(.782)
Distributions from net investment income	(.530)	(.469)	(.479)	(.494)	(.537)C
Distributions from net realized gain	(.004)	(.012)	–	–	(.118)C
Tax return of capital	–	–	–	–	(.023)
Total distributions	(.534)	(.481)	(.479)	(.494)	(.678)
Net asset value, end of period	$9.32	$9.34	$9.53	$9.57	$8.48
Total ReturnD	5.57%	3.21%	4.66%	19.08%	(8.26)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.34%	.36%	.38%	.29%	.26%
Expenses net of fee waivers, if any	.09%	.11%	.13%	.04%	.01%
Expenses net of all reductions	.09%	.11%	.13%	.04%	.01%
Net investment income (loss)	5.44%	5.49%	5.09%	5.40%	5.56%
Supplemental Data
Net assets, end of period (000 omitted)	$2,042,054	$2,642,485	$3,047,435	$3,318,071	$3,813,523
Portfolio turnover rateG	40%	22%	33%	38%	10%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Amounts do not include the activity of Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2020

1. Organization.

Strategic Advisers Income Opportunities Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $56,005 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, swaps, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$82,584,928
Gross unrealized depreciation	(39,203,097)
Net unrealized appreciation (depreciation)	$43,381,831
Tax Cost	$2,001,057,624

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(132,937,521)
Net unrealized appreciation (depreciation) on securities and other investments	$43,381,831

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(11,096,177)
Long-term	(121,841,344)
Total capital loss carryforward	$(132,937,521)

The tax character of distributions paid was as follows:

	February 29, 2020	February 28, 2019
Ordinary Income	$128,212,511	$ 152,578,108

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Income Opportunities Fund	897,914,971	1,520,368,050

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .75% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .32% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Adviser. FIAM LLC (an affiliate of the investment adviser) and PGIM, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Effective July 1, 2019 accounting fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. For the period, the fees were equivalent to .01%.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by FMR. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Strategic Advisers Income Opportunities Fund	$6,102

During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2022. During the period, this waiver reduced the Fund's management fee by $5,717,643.

In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,616 and $143, respectively.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (Covid-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Income Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Income Opportunities Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 15, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 14 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and a Director of Strategic Advisers LLC (2018-present). Previously, Mr. Hogan served as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), President of FMR Co., Inc. (2009-2018), a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of Fidelity Management & Research Company (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of Fidelity Management & Research Company (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Christine Marcks (1955)

Year of Election or Appointment: 2019

Member of the Advisory Board

Ms. Marcks also serves as Member of the Advisory Board of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2019 to February 29, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period-B September 1, 2019 to February 29, 2020
Actual	.09%	$1,000.00	$1,013.80	$.45
Hypothetical-C		$1,000.00	$1,024.42	$.45

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.37% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Income Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers) and the sub-advisory agreement with FIAM LLC (the Sub-Adviser) (the Sub-Advisory Agreement and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Adviser are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2019 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination to renew the fund's Advisory Contracts, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreement, the Board also concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by the Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreement subject to oversight by Strategic Advisers, the Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that the Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of the Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2018, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Income Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one-year period and in the second quartile for the three- and five-year periods ended December 31, 2018. The Board also noted that the fund had out-performed 28%, 56%, and 54% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2018. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-, three-, and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2022 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 0.75%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Income Opportunities Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2018.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the fund's total expenses were above the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2018. The Board considered that, in general, various factors can affect total expenses. The Board noted that the fund's total expenses ranked above the competitive median of its institutional peer group, primarily because the fund's underlying assets are invested in unaffiliated mutual funds that charge a 12b-1 fee, resulting in higher other expenses as compared to the fund's institutional peers.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and the Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Adviser's relationship with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Adviser as a result of its relationship with the fund. The Board considered profitability information provided by the Sub-Adviser in light of the nature of the relationship between Strategic Advisers and the Sub-Adviser with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2022.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to the Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Income Opportunities Fund

On December 4, 2019, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve a sub-advisory agreement (the Sub-Advisory Agreement) with PGIM, Inc. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers LLC (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the sub-advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. The Board noted that it is familiar with the nature, extent and quality of services provided by the New Sub-Adviser from its oversight of the New Sub-Adviser on behalf of other funds overseen by the Board and that the same support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating its investment personnel. The Board noted that the New Sub-Adviser will utilize a different investment mandate to manage the fund than it currently uses in managing other Strategic Advisers funds and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in its deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's management fee and total operating expenses, if any, as a result of hiring the New Sub-Adviser.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 0.75% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the fund's management fee through September 30, 2022. The Board also considered that after allocating assets to the New Sub-Adviser, the fund's management fee is expected to continue to rank below the competitive peer group median, and the fund's total net expenses are expected to continue to rank above the competitive peer group median, presented to the Board in the June 2019 management contract renewal materials.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to the fund's sub-advisers, if any, as a result of their respective relationships with the fund, during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a significant impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the New Sub-Adviser as assets allocated to the New Sub-Adviser grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the Sub-Advisory Agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot not be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SRQ-ANN-0420
1.912881.109

Strategic Advisers® Core Income Fund

Offered exclusively to certain clients of Strategic Advisers LLC - not available for sale to the general public

Annual Report

February 29, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following the end of this reporting period, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2020	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Core Income Fund	11.25%	3.93%	4.49%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Fund on February 28, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$15,515	Strategic Advisers® Core Income Fund
$14,707	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds rose strongly for the 12 months ending February 29, 2020, driven by a maturing business cycle, trade uncertainty and the U.S. Federal Reserve’s dovish shift. The Bloomberg Barclays U.S. Aggregate Bond Index gained 11.68% for the period. Longer-term market yields declined in August, shortly after the Fed reduced interest rates for the first time since 2008, citing signs of weakness in some segments of the U.S. economy. The Fed followed with rate cuts of 25 basis points each in September and October. Yields rebounded slightly through the end of 2019, partly due to better-than-expected U.S. economic reports and comments from the Fed in October that seemingly set a high bar for additional accommodation. Yields then declined in January and plunged in February, amid robust investor demand for most fixed-income assets – especially U.S. Treasury bonds – as the outbreak and spread of the new coronavirus threatened to hamper global economic growth and corporate earnings. Within the Bloomberg Barclays index, corporate bonds gained 15.81%, topping the 12.15% advance of U.S. Treasuries. Agency mortgage-backed securities (+7.45%) and asset-backed securities (+5.71%) lagged. Outside the index, U.S. corporate high-yield bonds gained 5.91%, while Treasury Inflation-Protected Securities (TIPS) rose 10.76%.

Comments from Portfolio Manager Jonathan Duggan:  For the fiscal year, the Fund gained 11.25%, modestly trailing the benchmark Bloomberg Barclays U.S. Aggregate Bond Index. At the total Fund level, increased exposure to mortgage-backed securities (MBS) dampened relative performance the past 12 months. Despite posting a solid absolute return, MBS could not keep pace with sectors that directly benefited from declining interest rates. These factors weighed on the performance of PIMCO Income Fund (+6.2%), the Fixed Income Securitized strategy managed by sub-adviser FIAM® (+8.1%), DoubleLine Total Return Fund (+8.4%) and PIMCO Mortgage Opportunities & Bond Fund (+5.5%), making them the primary relative detractors. On the positive side, PGIM Total Return Bond Fund (+16.9%) and Western Asset Core Plus Fund (+13.9%) added considerable value versus the benchmark. Both of these funds were well positioned for declining interest rates and also benefited from overweighted allocations in corporate credit. The Core Investment Grade strategy managed by FIAM® (+12.3%) also contributed, aided by an overweighting in corporate credit and an underweighting in MBS. During the period, I continued to reduce risk in the portfolio by adjusting the allocations to underlying managers and increasing the Fund’s exposure to intermediate- and long-term U.S. Treasuries. Given the uncertain economic impact of the coronavirus pandemic, I plan to maintain this emphasis on risk- and liquidity management in the months ahead.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2020

(excluding cash equivalents)	% of fund's net assets
PIMCO Total Return Fund Institutional Class	15.5
Fidelity SAI Total Bond Fund	14.5
Fidelity SAI U.S. Treasury Bond Index Fund	8.4
Western Asset Core Plus Bond Fund Class I	7.1
U.S. Treasury Obligations	6.4
Metropolitan West Total Return Bond Fund Class M	5.0
Western Asset Core Bond Fund Class I	4.7
Prudential Total Return Bond Fund Class A	4.6
Ginnie Mae	4.0
DoubleLine Total Return Bond Fund Class N	3.0

Asset Allocation (% of fund's net assets)

As of February 29, 2020
Corporate Bonds	7.6%
U.S. Government and U.S. Government Agency Obligations	15.9%
Asset-Backed Securities	0.9%
CMOs and Other Mortgage Related Securities	0.9%
Municipal Securities	0.2%
Bank Loan Funds	0.4%
High Yield Fixed-Income Funds	0.4%
Intermediate-Term Bond Funds	66.2%
Long Government Bond Funds	1.5%
Other Investments	0.3%
Short-Term Investments and Net Other Assets (Liabilities)*	(2.7)%
Intermediate Government Funds	8.4%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments February 29, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 7.6%
	Principal Amount	Value
COMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.3%
AT&T, Inc.:
3.55% 6/1/24	$3,131,000	$3,335,889
3.6% 2/17/23	6,860,000	7,224,696
3.8% 2/15/27	3,375,000	3,693,651
4.1% 2/15/28	1,580,000	1,768,619
4.3% 2/15/30	3,709,000	4,248,846
4.45% 4/1/24	1,147,000	1,261,783
4.5% 5/15/35	1,980,000	2,278,024
4.5% 3/9/48	22,490,000	25,640,295
4.55% 3/9/49	2,211,000	2,563,301
4.75% 5/15/46	41,715,000	49,183,921
4.8% 6/15/44	515,000	604,518
4.9% 6/15/42	7,000,000	8,255,653
5.15% 11/15/46	10,160,000	12,604,985
5.35% 9/1/40	59,000	74,117
6.2% 3/15/40	2,433,000	3,284,097
6.3% 1/15/38	2,523,000	3,483,557
British Telecommunications PLC 9.625% 12/15/30 (a)	575,000	910,572
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (b)	425,000	448,375
7.5% 10/15/26 (b)	1,140,000	1,197,000
Century Telephone Enterprises, Inc. 6.875% 1/15/28	15,000	16,650
CenturyLink, Inc.:
5.125% 12/15/26 (b)	495,000	498,713
5.625% 4/1/25	175,000	182,438
Level 3 Financing, Inc.:
5.125% 5/1/23	900,000	902,250
5.375% 1/15/24	900,000	897,768
Sable International Finance Ltd. 5.75% 9/7/27 (b)	585,000	609,863
SFR Group SA:
7.375% 5/1/26 (b)	510,000	534,837
8.125% 2/1/27 (b)	135,000	147,120
Telecom Italia SpA 5.303% 5/30/24 (b)	1,100,000	1,174,250
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (b)	400,000	422,000
Verizon Communications, Inc.:
4.016% 12/3/29	1,146,000	1,332,136
4.5% 8/10/33	1,310,000	1,605,645
4.522% 9/15/48	2,361,000	3,043,461
4.862% 8/21/46	4,163,000	5,539,540
5.012% 4/15/49	1,594,000	2,202,299
		151,170,869
Entertainment - 0.0%
NBCUniversal, Inc.:
4.45% 1/15/43	2,406,000	2,965,382
5.95% 4/1/41	1,495,000	2,177,562
Netflix, Inc.:
4.375% 11/15/26	165,000	172,788
4.875% 4/15/28	145,000	152,643
4.875% 6/15/30 (b)	70,000	73,766
5.375% 11/15/29 (b)	120,000	130,464
5.875% 11/15/28	190,000	213,617
6.375% 5/15/29	55,000	62,981
The Walt Disney Co.:
4.75% 9/15/44	2,230,000	2,953,582
4.95% 10/15/45	50,000	68,708
Viacom, Inc.:
3.875% 4/1/24	1,380,000	1,483,972
5.85% 9/1/43	220,000	277,336
		10,732,801
Interactive Media & Services - 0.0%
Match Group, Inc. 4.125% 8/1/30 (b)	70,000	68,579
Media - 0.4%
Altice Financing SA:
5% 1/15/28 (b)	200,000	193,980
7.5% 5/15/26 (b)	300,000	316,500
Cablevision Systems Corp. 5.875% 9/15/22	1,600,000	1,680,240
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (b)	1,200,000	1,212,000
4.5% 8/15/30 (b)	180,000	182,025
5.75% 2/15/26 (b)	2,400,000	2,495,280
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	11,002,000	11,675,265
4.8% 3/1/50	750,000	807,713
4.908% 7/23/25	7,565,000	8,476,249
5.375% 4/1/38	450,000	516,950
5.375% 5/1/47	31,249,000	35,956,402
5.75% 4/1/48	14,203,000	16,937,337
6.384% 10/23/35	2,985,000	3,933,197
6.484% 10/23/45	1,295,000	1,665,474
Comcast Corp.:
3.45% 2/1/50	755,000	833,237
3.6% 3/1/24	1,495,000	1,615,438
3.9% 3/1/38	1,317,000	1,536,649
4.6% 8/15/45	5,366,000	6,836,094
4.65% 7/15/42	3,871,000	4,867,177
4.7% 10/15/48	1,230,000	1,613,963
CSC Holdings LLC 5.25% 6/1/24	1,600,000	1,728,000
Discovery Communications LLC:
3.5% 6/15/22	1,105,000	1,145,125
3.95% 6/15/25	710,000	773,103
5% 9/20/37	380,000	436,347
5.3% 5/15/49	925,000	1,120,686
DISH DBS Corp. 5.875% 11/15/24	200,000	205,146
Fox Corp.:
3.666% 1/25/22 (b)	986,000	1,026,703
4.03% 1/25/24 (b)	1,733,000	1,874,150
4.709% 1/25/29 (b)	2,509,000	2,942,074
5.476% 1/25/39 (b)	2,474,000	3,172,487
5.576% 1/25/49 (b)	1,641,000	2,205,799
Radiate Holdco LLC/Radiate Financial Service Ltd. 6.625% 2/15/25 (b)	150,000	150,375
Sirius XM Radio, Inc.:
3.875% 8/1/22 (b)	1,500,000	1,496,445
4.625% 5/15/23 (b)	1,500,000	1,511,250
Time Warner Cable, Inc.:
4% 9/1/21	16,424,000	16,879,405
5.5% 9/1/41	2,591,000	3,030,440
5.875% 11/15/40	5,543,000	6,628,746
6.55% 5/1/37	8,522,000	11,101,836
7.3% 7/1/38	6,393,000	8,679,082
TWDC Enterprises 18 Corp.:
1.85% 7/30/26	2,030,000	2,072,096
2.55% 2/15/22	335,000	343,598
2.75% 8/16/21	200,000	203,920
Virgin Media Secured Finance PLC 5.5% 8/15/26 (b)	300,000	308,720
Ziggo Bond Co. BV 5.125% 2/28/30 (b)	215,000	217,645
Ziggo BV 5.5% 1/15/27 (b)	1,529,000	1,574,931
		174,179,279
Wireless Telecommunication Services - 0.0%
Millicom International Cellular SA:
5.125% 1/15/28 (b)	995,000	1,024,850
6% 3/15/25 (b)	100,000	102,469
6.625% 10/15/26 (b)	600,000	642,000
Rogers Communications, Inc. 3% 3/15/23	150,000	156,661
SoftBank Corp. 5.375% 7/30/22 (Reg. S)	200,000	208,700
Sprint Communications, Inc. 6% 11/15/22	800,000	858,080
Ypso Finance BIS SA 6% 2/15/28 (b)	105,000	100,832
		3,093,592

TOTAL COMMUNICATION SERVICES		339,245,120

CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.1%
Ford Motor Co. 6.375% 2/1/29	1,255,000	1,312,216
General Motors Co. 6.25% 10/2/43	465,000	528,363
General Motors Financial Co., Inc.:
3.7% 5/9/23	11,800,000	12,257,073
4% 1/15/25	2,175,000	2,301,324
4.25% 5/15/23	1,875,000	1,978,552
4.375% 9/25/21	7,321,000	7,567,239
		25,944,767
Diversified Consumer Services - 0.0%
California Institute of Technology 3.65% 9/1/19	635,000	758,683
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (b)	320,000	329,000
Ingersoll-Rand Global Holding Co. Ltd. 4.25% 6/15/23	425,000	465,108
President and Fellows of Harvard College:
3.15% 7/15/46	190,000	218,890
3.3% 7/15/56	190,000	228,404
Service Corp. International 5.125% 6/1/29	270,000	291,938
Trustees of Boston University 4.061% 10/1/48	450,000	589,433
University of Pennsylvania Trustees 3.61% 2/15/2119	285,000	352,585
University of Southern California 3.841% 10/1/47	705,000	907,902
		4,141,943
Hotels, Restaurants & Leisure - 0.0%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4.25% 5/15/24 (b)	300,000	300,285
4.375% 1/15/28 (b)	280,000	278,600
Aramark Services, Inc.:
4.75% 6/1/26	100,000	103,500
5% 4/1/25 (b)	300,000	309,750
5% 2/1/28 (b)	960,000	1,002,000
Caesars Resort Collection LLC 5.25% 10/15/25 (b)	300,000	294,606
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.625% 4/1/25	400,000	401,500
KFC Holding Co./Pizza Hut Holding LLC 5% 6/1/24 (b)	300,000	302,364
Marriott International, Inc.:
3.125% 6/15/26	1,090,000	1,143,810
3.6% 4/15/24	660,000	706,718
McDonald's Corp.:
3.7% 1/30/26	185,000	202,864
4.7% 12/9/35	1,535,000	1,930,958
MCE Finance Ltd. 4.875% 6/6/25 (b)	300,000	301,496
Twin River Worldwide Holdings, Inc. 6.75% 6/1/27 (b)	300,000	312,542
Wyndham Hotels & Resorts, Inc. 5.375% 4/15/26 (b)	200,000	207,321
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.25% 5/15/27 (b)	300,000	288,750
5.5% 3/1/25 (b)	300,000	294,375
Wynn Macau Ltd.:
4.875% 10/1/24 (b)	300,000	299,412
5.5% 10/1/27 (b)	190,000	191,781
		8,872,632
Household Durables - 0.2%
Lennar Corp.:
4.75% 11/29/27	9,350,000	10,308,375
5% 6/15/27	12,100,000	13,524,049
5.25% 6/1/26	2,920,000	3,217,840
Toll Brothers Finance Corp.:
4.35% 2/15/28	29,675,000	31,318,402
4.375% 4/15/23	5,000,000	5,200,000
4.875% 11/15/25	35,000	38,238
4.875% 3/15/27	7,917,000	8,636,972
5.625% 1/15/24	885,000	971,288
5.875% 2/15/22	12,000,000	12,570,000
		85,785,164
Internet & Direct Marketing Retail - 0.0%
Amazon.com, Inc. 2.8% 8/22/24	1,045,000	1,101,840
Leisure Products - 0.0%
Hasbro, Inc.:
2.6% 11/19/22	2,485,000	2,556,876
3% 11/19/24	5,655,000	5,931,301
Mattel, Inc. 6.75% 12/31/25 (b)	145,000	152,388
		8,640,565
Multiline Retail - 0.0%
Dollar Tree, Inc. 4.2% 5/15/28	1,395,000	1,560,304
Specialty Retail - 0.0%
AutoZone, Inc. 3.75% 4/18/29	1,200,000	1,357,774
Lowe's Companies, Inc. 4.25% 9/15/44	305,000	347,685
The Home Depot, Inc.:
2.625% 6/1/22	260,000	267,420
3.75% 2/15/24	4,226,000	4,609,333
4.875% 2/15/44	1,000,000	1,333,888
5.875% 12/16/36	300,000	433,517
		8,349,617

TOTAL CONSUMER DISCRETIONARY		144,396,832

CONSUMER STAPLES - 0.3%
Beverages - 0.2%
Anheuser-Busch Companies LLC / Anheuser-Busch InBev Worldwide, Inc.:
3.65% 2/1/26	5,100,000	5,558,836
4.7% 2/1/36	2,765,000	3,293,484
4.9% 2/1/46	945,000	1,167,681
Anheuser-Busch InBev Finance, Inc.:
3.65% 2/1/26	12,330,000	13,481,090
4.7% 2/1/36	9,871,000	11,597,316
4.9% 2/1/46	12,306,000	15,081,486
Anheuser-Busch InBev Worldwide, Inc.:
4.75% 4/15/58	6,987,000	8,446,172
5.45% 1/23/39	5,390,000	7,020,583
5.55% 1/23/49	14,627,000	19,814,300
5.8% 1/23/59 (Reg. S)	15,062,000	21,278,626
Constellation Brands, Inc.:
3.7% 12/6/26	925,000	1,014,388
4.4% 11/15/25	480,000	542,835
4.75% 11/15/24	5,595,000	6,336,216
PepsiCo, Inc.:
2.75% 3/5/22	900,000	922,933
3.1% 7/17/22	260,000	270,026
3.6% 3/1/24	1,952,000	2,115,816
		117,941,788
Food & Staples Retailing - 0.0%
C&S Group Enterprises LLC 5.375% 7/15/22 (b)	400,000	406,040
Kroger Co. 2.65% 10/15/26	530,000	548,592
Walgreens Boots Alliance, Inc. 3.3% 11/18/21	2,632,000	2,700,163
		3,654,795
Food Products - 0.1%
Conagra Brands, Inc. 3.8% 10/22/21	1,514,000	1,573,786
H.J. Heinz Co.:
3% 6/1/26	2,365,000	2,354,844
4.375% 6/1/46	7,290,000	6,733,082
5.2% 7/15/45	4,912,000	4,969,739
H.J. Heinz Finance Co. 7.125% 8/1/39 (b)	9,093,000	11,038,407
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (b)	1,300,000	1,330,875
5.875% 7/15/24 (b)	1,300,000	1,322,776
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (b)	470,000	495,996
6.5% 4/15/29 (b)	295,000	319,987
Lamb Weston Holdings, Inc. 4.625% 11/1/24 (b)	400,000	416,332
Post Holdings, Inc.:
4.625% 4/15/30 (b)	40,000	39,424
5% 8/15/26 (b)	35,000	35,700
5.625% 1/15/28 (b)	105,000	109,747
The J.M. Smucker Co. 3.5% 3/15/25	310,000	336,475
Tyson Foods, Inc. 4% 3/1/26	2,520,000	2,813,308
		33,890,478
Tobacco - 0.0%
Altria Group, Inc.:
2.85% 8/9/22	1,570,000	1,612,979
4% 1/31/24	1,380,000	1,492,418
BAT Capital Corp.:
3.215% 9/6/26	1,530,000	1,595,835
3.222% 8/15/24	1,095,000	1,149,822
3.557% 8/15/27	1,170,000	1,235,139
Philip Morris International, Inc. 3.875% 8/21/42	530,000	578,927
		7,665,120

TOTAL CONSUMER STAPLES		163,152,181

ENERGY - 1.2%
Energy Equipment & Services - 0.0%
Baker Hughes Co. 4.08% 12/15/47	145,000	153,510
El Paso Pipeline Partners Operating Co. LLC 5% 10/1/21	1,212,000	1,262,934
Halliburton Co.:
4.75% 8/1/43	445,000	480,225
6.7% 9/15/38	170,000	225,238
Summit Midstream Holdings LLC 5.75% 4/15/25	1,035,000	765,900
		2,887,807
Oil, Gas & Consumable Fuels - 1.2%
Alberta Energy Co. Ltd. 8.125% 9/15/30	6,179,000	7,781,633
Amerada Hess Corp.:
7.125% 3/15/33	1,335,000	1,692,396
7.3% 8/15/31	1,849,000	2,365,592
7.875% 10/1/29	5,583,000	7,284,396
Apache Corp. 3.25% 4/15/22	110,000	112,192
Canadian Natural Resources Ltd. 5.85% 2/1/35	2,743,000	3,531,855
Cenovus Energy, Inc.:
4.25% 4/15/27	7,813,000	8,375,239
5.25% 6/15/37	605,000	640,423
Chesapeake Energy Corp.:
7% 10/1/24	165,000	57,750
8% 6/15/27	455,000	136,500
Chevron Corp.:
2.355% 12/5/22	840,000	860,828
2.566% 5/16/23	4,322,000	4,473,908
Citgo Holding, Inc. 9.25% 8/1/24 (b)	260,000	270,400
CNOOC Finance (2013) Ltd. 2.875% 9/30/29	2,225,000	2,333,469
Columbia Pipeline Group, Inc.:
3.3% 6/1/20	4,641,000	4,652,836
4.5% 6/1/25	1,418,000	1,580,605
Concho Resources, Inc.:
3.75% 10/1/27	1,890,000	1,963,648
4.3% 8/15/28	2,415,000	2,625,663
4.875% 10/1/47	185,000	206,012
Conoco, Inc. 6.95% 4/15/29	425,000	579,585
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (b)	240,000	221,988
5.75% 4/1/25	1,500,000	1,466,250
CVR Energy, Inc. 5.25% 2/15/25 (b)	275,000	256,438
DCP Midstream LLC:
4.75% 9/30/21 (b)	2,017,000	2,005,301
5.35% 3/15/20 (b)	2,258,000	2,260,826
5.85% 5/21/43 (a)(b)	7,892,000	7,102,800
DCP Midstream Operating LP:
3.875% 3/15/23	17,626,000	17,546,683
5.375% 7/15/25	800,000	838,016
5.6% 4/1/44	3,773,000	3,508,890
Denbury Resources, Inc.:
7.75% 2/15/24 (b)	320,000	179,360
9.25% 3/31/22 (b)	30,000	24,000
Devon Energy Corp.:
5% 6/15/45	915,000	984,240
5.6% 7/15/41	175,000	199,141
Ecopetrol SA:
4.125% 1/16/25	1,320,000	1,376,925
5.375% 6/26/26	1,490,000	1,671,594
5.875% 9/18/23	460,000	508,645
EG Global Finance PLC:
6.75% 2/7/25 (b)	220,000	215,050
8.5% 10/30/25 (b)	380,000	391,286
El Paso Corp. 6.5% 9/15/20	12,030,000	12,333,423
Enable Midstream Partners LP 3.9% 5/15/24 (a)	1,210,000	1,238,216
Enbridge Energy Partners LP 4.2% 9/15/21	2,044,000	2,104,151
Enbridge, Inc.:
4% 10/1/23	3,799,000	4,063,317
4.25% 12/1/26	1,943,000	2,167,107
Encana Corp.:
5.15% 11/15/41	3,000,000	2,920,858
6.5% 8/15/34	1,165,000	1,249,215
Energy Transfer Partners LP:
3.75% 5/15/30	2,964,000	3,003,852
4.2% 9/15/23	1,452,000	1,555,314
4.25% 3/15/23	1,373,000	1,454,086
4.5% 4/15/24	1,723,000	1,866,662
4.75% 1/15/26	1,935,000	2,132,000
4.95% 6/15/28	4,954,000	5,459,204
5% 5/15/50	6,600,000	6,690,201
5.25% 4/15/29	2,803,000	3,147,963
5.3% 4/15/47	560,000	580,811
5.8% 6/15/38	2,762,000	3,084,922
6% 6/15/48	1,799,000	2,020,493
6.25% 4/15/49	2,605,000	3,002,394
6.625% 10/15/36	900,000	1,063,505
Enterprise Products Operating LP:
3.125% 7/31/29	515,000	538,487
3.7% 1/31/51	215,000	214,294
3.95% 1/31/60	50,000	48,951
4.85% 3/15/44	2,850,000	3,351,923
EOG Resources, Inc. 3.9% 4/1/35	205,000	240,262
EQT Corp.:
3.9% 10/1/27	89,000	58,073
6.125% 2/1/25	277,000	210,631
Exxon Mobil Corp.:
2.397% 3/6/22	1,575,000	1,607,680
4.114% 3/1/46	705,000	859,473
Global Partners LP/GLP Finance Corp. 7% 8/1/27	500,000	517,153
Hess Corp.:
4.3% 4/1/27	1,117,000	1,177,742
5.6% 2/15/41	1,896,000	2,049,428
5.8% 4/1/47	4,517,000	5,002,633
Hess Infrastructure Partners LP 5.625% 2/15/26 (b)	600,000	598,512
Hess Midstream Partners LP 5.125% 6/15/28 (b)	115,000	112,125
Hilcorp Energy I LP/Hilcorp Finance Co. 5% 12/1/24 (b)	225,000	177,750
Holly Energy Partners LP/Holly Finance Corp. 5% 2/1/28 (b)	285,000	286,781
Kinder Morgan Energy Partners LP:
3.45% 2/15/23	1,900,000	1,984,005
4.15% 3/1/22	885,000	930,791
4.15% 2/1/24	300,000	323,329
Kinder Morgan, Inc. 5.55% 6/1/45	3,329,000	3,961,061
Magellan Midstream Partners LP:
3.95% 3/1/50	1,035,000	1,085,175
4.2% 10/3/47	695,000	782,249
4.25% 9/15/46	65,000	70,651
Marathon Petroleum Corp. 5.125% 3/1/21	2,870,000	2,951,592
MPLX LP:
3 month U.S. LIBOR + 0.900% 2.785% 9/9/21 (a)(c)	2,069,000	2,074,943
3 month U.S. LIBOR + 1.100% 2.985% 9/9/22 (a)(c)	3,115,000	3,126,416
4.125% 3/1/27	505,000	541,468
4.5% 7/15/23	1,235,000	1,333,571
4.5% 4/15/38	900,000	909,581
4.7% 4/15/48	1,945,000	2,027,359
4.8% 2/15/29	2,855,000	3,198,886
4.875% 12/1/24	2,489,000	2,760,819
5.5% 2/15/49	4,516,000	5,072,515
Noble Energy, Inc.:
5.25% 11/15/43	295,000	312,143
6% 3/1/41	360,000	411,058
Occidental Petroleum Corp.:
2.6% 8/13/21	2,048,000	2,074,098
2.6% 4/15/22	2,105,000	2,142,920
2.7% 8/15/22	1,810,000	1,844,411
2.9% 8/15/24	5,981,000	6,061,843
3.125% 2/15/22	4,427,000	4,530,846
3.2% 8/15/26	805,000	819,604
3.5% 8/15/29	2,534,000	2,556,792
4.3% 8/15/39	369,000	354,291
4.4% 8/15/49	1,569,000	1,492,759
4.85% 3/15/21	1,762,000	1,808,134
5.55% 3/15/26	7,413,000	8,374,928
6.45% 9/15/36	4,200,000	4,961,575
6.6% 3/15/46	6,475,000	7,860,624
6.95% 7/1/24	975,000	1,145,009
7.5% 5/1/31	8,126,000	10,324,812
ONEOK Partners LP:
3.375% 10/1/22	1,065,000	1,101,711
6.65% 10/1/36	400,000	518,220
ONEOK, Inc.:
4.45% 9/1/49	1,335,000	1,369,789
4.95% 7/13/47	365,000	400,102
Parsley Energy LLC/Parsley 5.25% 8/15/25 (b)	700,000	693,000
Pemex Project Funding Master Trust 6.625% 6/15/35	800,000	800,400
Petro-Canada 6.8% 5/15/38	350,000	510,919
Petrobras Global Finance BV 7.25% 3/17/44	34,097,000	42,049,488
Petroleos Mexicanos:
6.375% 1/23/45	160,000	150,080
6.5% 3/13/27	30,470,000	31,879,238
6.75% 9/21/47	26,150,000	25,040,913
6.84% 1/23/30 (b)	11,864,000	12,397,880
7.69% 1/23/50 (b)	80,620,000	84,167,280
Phillips 66 Co. 4.875% 11/15/44	305,000	367,056
Phillips 66 Partners LP 3.75% 3/1/28	295,000	316,290
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29	2,689,000	2,645,374
3.6% 11/1/24	1,877,000	1,945,072
3.65% 6/1/22	10,550,000	10,845,627
QEP Resources, Inc. 5.25% 5/1/23	300,000	265,560
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/1/22	2,310,000	2,466,224
Schlumberger Investment SA 3.65% 12/1/23	210,000	223,873
Shell International Finance BV 3.25% 5/11/25	1,465,000	1,578,712
Spectra Energy Partners LP 4.75% 3/15/24	6,000,000	6,600,699
Sunoco Logistics Partner Operations LP:
5.35% 5/15/45	850,000	877,552
5.4% 10/1/47	1,861,000	1,972,894
Sunoco LP/Sunoco Finance Corp. 5.5% 2/15/26	500,000	507,550
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23	600,000	594,300
5.125% 2/1/25	900,000	903,393
5.875% 4/15/26	400,000	412,040
The Williams Companies, Inc.:
3.7% 1/15/23	2,512,000	2,622,014
4.55% 6/24/24	12,246,000	13,416,927
Total Capital International SA:
2.7% 1/25/23	1,375,000	1,421,848
2.829% 1/10/30	800,000	845,192
Valero Energy Corp. 4% 4/1/29	820,000	891,421
Viper Energy Partners LP 5.375% 11/1/27 (b)	300,000	304,890
Western Gas Partners LP:
3.95% 6/1/25	1,126,000	1,142,702
4.65% 7/1/26	1,931,000	2,026,878
4.75% 8/15/28	1,465,000	1,500,665
5.3% 3/1/48	645,000	585,913
5.375% 6/1/21	4,846,000	4,993,579
Williams Partners LP:
3.6% 3/15/22	660,000	681,096
3.75% 6/15/27	1,635,000	1,714,963
4% 11/15/21	1,643,000	1,701,267
4.125% 11/15/20	394,000	398,021
4.3% 3/4/24	2,607,000	2,822,528
4.85% 3/1/48	100,000	105,424
4.9% 1/15/45	470,000	503,454
		531,962,231

TOTAL ENERGY		534,850,038

FINANCIALS - 3.1%
Banks - 1.7%
Banco Santander SA 3.848% 4/12/23	800,000	847,441
Bank of America Corp.:
2.496% 2/13/31 (a)	1,800,000	1,827,728
3.004% 12/20/23 (a)	10,921,000	11,317,016
3.3% 1/11/23	3,572,000	3,734,534
3.419% 12/20/28 (a)	14,538,000	15,708,665
3.5% 4/19/26	5,358,000	5,852,671
3.95% 4/21/25	14,568,000	15,900,465
3.97% 3/5/29 (a)	7,295,000	8,207,871
4% 1/22/25	45,375,000	49,435,241
4.1% 7/24/23	13,989,000	15,148,796
4.2% 8/26/24	2,028,000	2,226,267
4.25% 10/22/26	10,727,000	11,975,936
4.45% 3/3/26	2,065,000	2,330,881
Banque Federative du Credit Mutuel SA 3 month U.S. LIBOR + 0.730% 2.5491% 7/20/22 (a)(b)(c)	8,041,000	8,128,387
Barclays PLC:
3.65% 3/16/25	1,400,000	1,485,286
3.932% 5/7/25 (a)	200,000	212,708
4.375% 1/12/26	1,440,000	1,588,968
4.836% 5/9/28	6,667,000	7,375,788
4.95% 1/10/47	1,405,000	1,708,483
4.972% 5/16/29 (a)	15,000,000	17,353,328
5.088% 6/20/30 (a)	13,438,000	15,257,951
5.2% 5/12/26	1,701,000	1,897,074
Capital One Bank NA 3.375% 2/15/23	1,035,000	1,082,849
Capital One NA 2.15% 9/6/22	5,084,000	5,134,994
CIT Group, Inc.:
4.75% 2/16/24	2,480,000	2,635,000
5% 8/1/23	7,000,000	7,472,500
6.125% 3/9/28	4,840,000	5,808,000
Citigroup, Inc.:
2.666% 1/29/31 (a)	4,890,000	5,014,319
2.7% 10/27/22	50,590,000	52,069,009
3.2% 10/21/26	3,500,000	3,726,193
3.352% 4/24/25 (a)	6,698,000	7,091,608
3.4% 5/1/26	1,045,000	1,129,904
3.668% 7/24/28 (a)	1,275,000	1,396,541
3.7% 1/12/26	4,465,000	4,884,865
4.05% 7/30/22	1,159,000	1,223,062
4.3% 11/20/26	2,129,000	2,357,007
4.4% 6/10/25	17,376,000	19,336,359
4.45% 9/29/27	6,075,000	6,865,834
4.5% 1/14/22	2,773,000	2,915,280
4.6% 3/9/26	5,735,000	6,490,226
4.75% 5/18/46	10,000,000	12,615,431
5.5% 9/13/25	8,267,000	9,679,642
Citizens Financial Group, Inc.:
4.15% 9/28/22 (b)	3,115,000	3,302,158
4.3% 12/3/25	9,918,000	11,071,044
Commonwealth Bank of Australia 3.61% 9/12/34 (a)(b)	3,419,000	3,634,904
Credit Suisse Group Funding Guernsey Ltd.:
3.75% 3/26/25	16,672,000	18,023,853
3.8% 9/15/22	10,230,000	10,766,062
3.8% 6/9/23	9,457,000	10,048,704
4.55% 4/17/26	5,384,000	6,073,019
Discover Bank 7% 4/15/20	3,143,000	3,162,665
Export-Import Bank of Korea 5.125% 6/29/20	800,000	809,016
Fifth Third Bancorp 8.25% 3/1/38	603,000	1,005,815
HSBC Holdings PLC:
3.973% 5/22/30 (a)	1,000,000	1,096,276
4.041% 3/13/28 (a)	2,880,000	3,155,222
4.25% 3/14/24	1,872,000	2,012,404
4.583% 6/19/29 (a)	1,300,000	1,479,073
4.875% 1/14/22	4,645,000	4,918,098
Huntington Bancshares, Inc. 7% 12/15/20	404,000	420,265
Intesa Sanpaolo SpA:
5.017% 6/26/24 (b)	31,005,000	32,644,744
5.71% 1/15/26 (b)	7,646,000	8,316,591
Japan Bank International Cooperation 3.25% 7/20/23	400,000	427,011
JPMorgan Chase & Co.:
2.95% 10/1/26	4,205,000	4,457,849
3.3% 4/1/26	1,125,000	1,216,433
3.509% 1/23/29 (a)	7,005,000	7,646,029
3.625% 5/13/24	2,860,000	3,092,888
3.797% 7/23/24 (a)	10,889,000	11,639,516
3.875% 9/10/24	10,030,000	10,863,018
3.882% 7/24/38 (a)	6,115,000	7,008,631
3.964% 11/15/48 (a)	1,945,000	2,314,911
4.125% 12/15/26	7,374,000	8,296,975
4.35% 8/15/21	4,947,000	5,140,725
4.625% 5/10/21	1,718,000	1,781,341
Lloyds Banking Group PLC:
2.438% 2/5/26 (a)	1,010,000	1,028,663
3.9% 3/12/24	300,000	322,385
4.375% 3/22/28	1,365,000	1,528,497
Peoples United Bank 4% 7/15/24	40,000	42,569
PNC Bank NA 3.25% 6/1/25	1,710,000	1,836,660
PNC Financial Services Group, Inc.:
2.854% 11/9/22	275,000	283,440
3.9% 4/29/24	375,000	405,295
Rabobank Nederland 4.375% 8/4/25	7,713,000	8,564,270
Royal Bank of Scotland Group PLC:
4.269% 3/22/25 (a)	1,735,000	1,870,509
4.8% 4/5/26	15,438,000	17,648,574
5.125% 5/28/24	25,198,000	27,585,320
6% 12/19/23	40,605,000	45,526,170
6.1% 6/10/23	35,526,000	39,306,706
6.125% 12/15/22	5,889,000	6,424,433
Societe Generale 4.25% 4/14/25 (b)	21,901,000	23,498,792
Sumitomo Mitsui Banking Corp. 3.95% 7/19/23	250,000	269,419
SunTrust Banks, Inc. 2.7% 1/27/22	540,000	551,857
Synchrony Bank 3% 6/15/22	5,477,000	5,631,792
UniCredit SpA 6.572% 1/14/22 (b)	7,600,000	8,162,675
Wells Fargo & Co.:
2.1% 7/26/21	1,530,000	1,543,945
2.572% 2/11/31 (a)	1,965,000	2,002,744
2.879% 10/30/30 (a)	3,110,000	3,248,278
3% 2/19/25	7,625,000	8,048,644
4.125% 8/15/23	280,000	301,871
4.3% 7/22/27	21,880,000	24,620,802
4.65% 11/4/44	1,385,000	1,685,238
Westpac Banking Corp. 4.11% 7/24/34 (a)	4,937,000	5,404,006
		781,618,902
Capital Markets - 0.8%
Affiliated Managers Group, Inc. 4.25% 2/15/24	1,847,000	2,006,797
Ares Capital Corp. 4.2% 6/10/24	12,032,000	12,777,672
Bank of New York Mellon Corp. 3.4% 5/15/24	750,000	803,514
Credit Suisse Group AG 2.593% 9/11/25 (a)(b)	13,060,000	13,333,383
Deutsche Bank AG 4.5% 4/1/25	13,996,000	13,945,956
Deutsche Bank AG New York Branch:
3.3% 11/16/22	10,180,000	10,448,637
5% 2/14/22	14,609,000	15,374,097
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (a)	12,744,000	12,996,323
3.2% 2/23/23	5,700,000	5,960,556
3.691% 6/5/28 (a)	5,415,000	5,919,879
3.75% 2/25/26	1,650,000	1,803,547
6.75% 10/1/37	50,999,000	73,075,732
Intercontinental Exchange, Inc.:
2.75% 12/1/20	1,768,000	1,783,619
3.75% 12/1/25	3,162,000	3,485,737
Moody's Corp.:
3.25% 1/15/28	2,897,000	3,154,413
4.875% 2/15/24	2,720,000	3,027,396
Morgan Stanley:
3 month U.S. LIBOR + 0.930% 2.7321% 7/22/22 (a)(c)	3,691,000	3,715,899
3.125% 1/23/23	7,600,000	7,930,025
3.125% 7/27/26	37,616,000	40,088,891
3.591% 7/22/28 (a)	2,610,000	2,856,750
3.7% 10/23/24	21,259,000	23,116,857
3.75% 2/25/23	3,725,000	3,964,469
3.875% 4/29/24	4,200,000	4,565,589
3.875% 1/27/26	1,125,000	1,244,136
4% 7/23/25	2,450,000	2,720,355
4.1% 5/22/23	4,350,000	4,650,368
4.35% 9/8/26	2,340,000	2,619,497
4.431% 1/23/30 (a)	6,039,000	7,013,357
5% 11/24/25	40,891,000	47,185,087
5.75% 1/25/21	4,996,000	5,174,299
Nomura Holdings, Inc. 2.648% 1/16/25	1,525,000	1,566,378
		338,309,215
Consumer Finance - 0.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24	7,954,000	8,102,526
3.5% 5/26/22	1,949,000	2,003,806
4.125% 7/3/23	5,132,000	5,456,220
4.45% 12/16/21	4,011,000	4,179,175
4.45% 4/3/26	4,282,000	4,679,925
4.5% 5/15/21	1,455,000	1,503,038
4.875% 1/16/24	6,861,000	7,465,960
5% 10/1/21	2,185,000	2,289,116
Ally Financial, Inc.:
4.125% 2/13/22	1,700,000	1,765,467
5.125% 9/30/24	1,700,000	1,883,294
Capital One Financial Corp. 3.8% 1/31/28	7,795,000	8,505,995
Discover Financial Services:
3.85% 11/21/22	2,293,000	2,424,968
3.95% 11/6/24	2,567,000	2,781,570
4.1% 2/9/27	645,000	704,473
4.5% 1/30/26	6,463,000	7,196,595
5.2% 4/27/22	1,093,000	1,177,177
Ford Motor Credit Co. LLC:
3.35% 11/1/22	3,970,000	4,007,243
3.664% 9/8/24	1,275,000	1,271,197
4.063% 11/1/24	22,139,000	22,559,616
5.085% 1/7/21	4,004,000	4,108,045
5.584% 3/18/24	8,575,000	9,174,834
5.596% 1/7/22	8,285,000	8,741,683
GE Capital International Funding Co. 4.418% 11/15/35	1,370,000	1,564,401
John Deere Capital Corp.:
2.65% 6/24/24	615,000	647,246
2.8% 1/27/23	990,000	1,033,288
2.8% 3/6/23	1,045,000	1,089,987
Navient Corp.:
6.625% 7/26/21	1,300,000	1,338,376
7.25% 1/25/22	1,300,000	1,368,250
Springleaf Finance Corp. 6.875% 3/15/25	500,000	550,000
Synchrony Financial:
2.85% 7/25/22	2,029,000	2,074,882
3.75% 8/15/21	2,016,000	2,068,337
3.95% 12/1/27	8,719,000	9,356,535
4.25% 8/15/24	2,029,000	2,181,337
4.375% 3/19/24	3,130,000	3,373,100
5.15% 3/19/29	11,000,000	12,825,679
		151,453,341
Diversified Financial Services - 0.1%
AXA Equitable Holdings, Inc. 3.9% 4/20/23	1,273,000	1,353,624
Berkshire Hathaway, Inc.:
2.75% 3/15/23	2,695,000	2,799,359
3.125% 3/15/26	1,615,000	1,750,547
BP Capital Markets America, Inc. 3.245% 5/6/22	2,610,000	2,709,542
Brixmor Operating Partnership LP:
4.125% 6/15/26	5,706,000	6,326,435
4.125% 5/15/29	6,724,000	7,507,961
General Electric Capital Corp.:
3.15% 9/7/22	1,386,000	1,431,487
3.45% 5/15/24	920,000	971,757
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75% 9/15/24 (b)	305,000	311,100
6.25% 5/15/26	1,100,000	1,127,621
6.375% 12/15/25	1,100,000	1,135,750
MPH Acquisition Holdings LLC 7.125% 6/1/24 (b)	385,000	358,135
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (b)	7,000,000	7,697,426
Pine Street Trust I:
4.572% 2/15/29 (b)	7,798,000	8,834,894
5.568% 2/15/49 (b)	7,800,000	9,735,022
Voya Financial, Inc. 3.125% 7/15/24	3,436,000	3,634,461
		57,685,121
Insurance - 0.2%
ACE INA Holdings, Inc.:
2.7% 3/13/23	1,105,000	1,148,390
3.15% 3/15/25	1,615,000	1,744,440
American International Group, Inc.:
3.75% 7/10/25	2,360,000	2,574,736
4.125% 2/15/24	360,000	393,104
4.5% 7/16/44	2,530,000	3,102,931
4.875% 6/1/22	3,898,000	4,153,626
Aon Corp. 5% 9/30/20	540,000	550,232
Arch Capital Finance LLC 4.011% 12/15/26	1,970,000	2,251,208
CNA Financial Corp. 3.95% 5/15/24	1,400,000	1,518,800
Liberty Mutual Group, Inc. 4.569% 2/1/29 (b)	1,847,000	2,173,536
Lincoln National Corp.:
3.05% 1/15/30	130,000	137,036
4.35% 3/1/48	165,000	188,485
6.3% 10/9/37	110,000	155,653
Markel Corp.:
4.15% 9/17/50	1,040,000	1,191,065
4.3% 11/1/47	525,000	587,677
Marsh & McLennan Companies, Inc.:
3.5% 6/3/24	1,140,000	1,218,721
4.375% 3/15/29	5,432,000	6,330,393
4.75% 3/15/39	2,493,000	3,225,363
4.8% 7/15/21	1,026,000	1,065,096
4.9% 3/15/49	4,960,000	6,650,254
MetLife, Inc. 4.368% 9/15/23 (a)	910,000	1,005,835
Metropolitan Life Global Funding I U.S. SOFR SEC OVRN FIN RATE INDX + 0.500% 2.08% 5/28/21 (a)(b)(c)	31,400,000	31,462,133
Pricoa Global Funding I 5.375% 5/15/45 (a)	5,278,000	5,762,943
Prudential Financial, Inc. 4.5% 11/16/21	1,118,000	1,173,545
Swiss Re Finance Luxembourg SA 5% 4/2/49 (a)(b)	3,200,000	3,620,800
The Chubb Corp. 6% 5/11/37	300,000	453,811
Unum Group:
4% 6/15/29	5,961,000	6,595,605
5.625% 9/15/20	3,216,000	3,283,689
5.75% 8/15/42	2,238,000	2,723,638
		96,442,745
Thrifts & Mortgage Finance - 0.0%
Quicken Loans, Inc. 5.25% 1/15/28 (b)	600,000	620,820

TOTAL FINANCIALS		1,426,130,144

HEALTH CARE - 0.7%
Biotechnology - 0.1%
AbbVie, Inc.:
3.6% 5/14/25	2,980,000	3,214,604
4.25% 11/21/49 (b)	3,195,000	3,601,904
4.7% 5/14/45	2,925,000	3,449,456
4.875% 11/14/48	585,000	719,915
Amgen, Inc. 2.6% 8/19/26	4,225,000	4,469,219
Baxalta, Inc. 4% 6/23/25	579,000	638,875
Gilead Sciences, Inc.:
3.25% 9/1/22	195,000	203,834
3.65% 3/1/26	685,000	753,993
4.4% 12/1/21	1,120,000	1,171,033
4.5% 2/1/45	665,000	814,088
		19,036,921
Health Care Equipment & Supplies - 0.0%
Abbott Laboratories:
2.55% 3/15/22	500,000	512,703
3.75% 11/30/26	937,000	1,056,865
4.9% 11/30/46	1,460,000	2,026,304
Becton, Dickinson & Co.:
2.404% 6/5/20	4,246,000	4,254,271
3.125% 11/8/21	1,050,000	1,077,026
3.7% 6/6/27	118,000	130,328
3.734% 12/15/24	855,000	926,133
Hologic, Inc. 4.375% 10/15/25 (b)	200,000	203,690
Stryker Corp.:
3.375% 5/15/24	335,000	356,193
3.375% 11/1/25	305,000	331,263
3.5% 3/15/26	675,000	737,757
Teleflex, Inc. 4.875% 6/1/26	1,000,000	1,042,500
		12,655,033
Health Care Providers & Services - 0.4%
Anthem, Inc.:
3.3% 1/15/23	3,395,000	3,548,556
3.65% 12/1/27	3,535,000	3,865,359
Ascension Health:
3.106% 11/15/39	610,000	672,204
3.945% 11/15/46	465,000	577,388
4.847% 11/15/53	250,000	358,178
Cardinal Health, Inc. 3.2% 6/15/22	405,000	419,280
Centene Corp.:
3.375% 2/15/30 (b)	4,420,000	4,420,000
4.25% 12/15/27 (b)	5,580,000	5,740,704
4.625% 12/15/29 (b)	7,750,000	8,292,500
4.75% 1/15/25 (b)	3,965,000	4,065,513
5.25% 4/1/25 (b)	1,300,000	1,337,375
5.375% 8/15/26 (b)	200,000	210,000
Childrens Hospital Corp. 4.115% 1/1/47	580,000	736,827
Cigna Corp.:
3.25% 4/15/25 (b)	1,080,000	1,145,511
3.75% 7/15/23	6,229,000	6,631,301
4% 2/15/22 (b)	1,910,000	1,981,377
4.125% 9/15/20 (b)	1,049,000	1,063,263
4.125% 11/15/25	4,646,000	5,169,012
4.375% 10/15/28	7,774,000	8,842,098
4.5% 2/25/26 (b)	4,925,000	5,566,091
4.8% 8/15/38	4,840,000	5,820,190
4.9% 12/15/48	4,836,000	6,000,062
CommonSpirit Health 2.76% 10/1/24	950,000	989,949
CVS Health Corp.:
3% 8/15/26	828,000	867,830
3.25% 8/15/29	1,903,000	1,996,117
4.1% 3/25/25	30,084,000	32,970,880
4.3% 3/25/28	20,029,000	22,413,516
4.78% 3/25/38	7,778,000	9,173,043
5.05% 3/25/48	12,863,000	15,830,848
5.125% 7/20/45	125,000	152,319
5.3% 12/5/43	305,000	377,444
Hackensack Meridian Health 4.5% 7/1/57	385,000	521,258
HCA Holdings, Inc.:
4.75% 5/1/23	205,000	222,851
5% 3/15/24	300,000	333,460
5.25% 6/15/26	900,000	1,029,448
5.375% 2/1/25	500,000	552,750
Kaiser Foundation Hospitals 4.15% 5/1/47	1,310,000	1,654,316
Laboratory Corp. of America Holdings:
3.25% 9/1/24	795,000	844,944
4.7% 2/1/45	830,000	996,744
Memorial Sloan-Kettring Cancer Center:
4.2% 7/1/55	140,000	181,001
5% 7/1/42	225,000	311,647
Mount Sinai Hospital 3.737% 7/1/49	460,000	516,907
New York & Presbyterian Hospital:
4.024% 8/1/45	550,000	688,604
4.063% 8/1/56	540,000	674,479
NYU Hospitals Center 4.368% 7/1/47	810,000	1,003,988
Providence St. Joseph Health Obligated Group:
2.532% 10/1/29	790,000	817,084
2.746% 10/1/26	780,000	837,202
Quest Diagnostics, Inc.:
4.7% 3/30/45	100,000	121,550
5.75% 1/30/40	68,000	82,621
Sutter Health 4.091% 8/15/48	2,640,000	3,329,229
Tenet Healthcare Corp.:
4.875% 1/1/26 (b)	160,000	163,000
6.25% 2/1/27 (b)	120,000	125,700
8.125% 4/1/22	900,000	975,105
Toledo Hospital:
5.325% 11/15/28	2,792,000	3,252,377
6.015% 11/15/48	5,710,000	7,396,574
UnitedHealth Group, Inc.:
4.25% 4/15/47	645,000	780,569
4.25% 6/15/48	1,350,000	1,637,911
4.7% 2/15/21	240,000	245,172
6.875% 2/15/38	700,000	1,068,029
		191,599,255
Health Care Technology - 0.0%
IMS Health, Inc. 5% 10/15/26 (b)	900,000	928,445
Life Sciences Tools & Services - 0.0%
Charles River Laboratories International, Inc.:
4.25% 5/1/28 (b)	30,000	30,189
5.5% 4/1/26 (b)	100,000	105,143
Thermo Fisher Scientific, Inc. 4.15% 2/1/24	570,000	621,622
		756,954
Pharmaceuticals - 0.2%
Actavis Funding SCS:
3.85% 6/15/24	560,000	607,020
4.55% 3/15/35	400,000	477,531
Bayer U.S. Finance II LLC 4.25% 12/15/25 (b)	51,454,000	57,275,593
Bristol-Myers Squibb Co.:
3.625% 5/15/24 (b)	910,000	981,841
4.25% 10/26/49 (b)	1,770,000	2,276,870
5% 8/15/45 (b)	510,000	695,404
Elanco Animal Health, Inc.:
4.662% 8/27/21 (a)	1,274,000	1,335,770
5.022% 8/28/23 (a)	4,020,000	4,305,769
5.65% 8/28/28 (a)	1,693,000	1,939,261
GlaxoSmithKline Capital PLC 2.85% 5/8/22	710,000	731,588
GlaxoSmithKline Capital, Inc. 2.8% 3/18/23	1,425,000	1,480,900
Johnson & Johnson:
2.45% 3/1/26	45,000	47,329
3.625% 3/3/37	1,585,000	1,826,307
Merck & Co., Inc.:
2.4% 9/15/22	2,875,000	2,940,160
3.4% 3/7/29	1,525,000	1,708,197
Mylan NV:
3.15% 6/15/21	5,494,000	5,581,504
3.95% 6/15/26	2,804,000	3,048,625
5.2% 4/15/48	1,680,000	1,990,188
Novartis Capital Corp.:
2.4% 9/21/22	4,195,000	4,317,234
4% 11/20/45	1,340,000	1,684,152
Perrigo Finance PLC 3.5% 12/15/21	400,000	409,626
Shire Acquisitions Investments Ireland DAC 3.2% 9/23/26	2,490,000	2,670,755
Teva Pharmaceutical Finance Netherlands III BV 2.2% 7/21/21	1,013,000	982,711
Valeant Pharmaceuticals International, Inc. 7% 3/15/24 (b)	1,300,000	1,338,454
Wyeth LLC 6.45% 2/1/24	3,255,000	3,864,805
Zoetis, Inc. 3.25% 2/1/23	5,975,000	6,270,895
		110,788,489

TOTAL HEALTH CARE		335,765,097

INDUSTRIALS - 0.2%
Aerospace & Defense - 0.0%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (b)	700,000	714,249
BWX Technologies, Inc. 5.375% 7/15/26 (b)	700,000	732,764
Embraer Netherlands Finance BV 5.4% 2/1/27	75,000	85,031
General Dynamics Corp.:
2.25% 11/15/22	1,000,000	1,022,906
3.5% 5/15/25	1,905,000	2,089,059
Lockheed Martin Corp.:
2.9% 3/1/25	3,640,000	3,871,593
3.8% 3/1/45	485,000	572,000
Moog, Inc. 4.25% 12/15/27 (b)	30,000	30,525
Northrop Grumman Corp. 4.75% 6/1/43	820,000	1,064,432
Rockwell Collins, Inc. 3.5% 3/15/27	2,225,000	2,474,965
The Boeing Co.:
2.25% 6/15/26	1,335,000	1,340,010
3.1% 5/1/26	360,000	381,442
3.6% 5/1/34	1,750,000	1,931,177
TransDigm, Inc.:
6.25% 3/15/26 (b)	850,000	899,939
7.5% 3/15/27	40,000	42,152
United Technologies Corp. 4.125% 11/16/28	490,000	573,514
		17,825,758
Air Freight & Logistics - 0.0%
Aercap Global Aviation Trust 6.5% 6/15/45 (a)(b)	180,000	193,500
FedEx Corp. 3.3% 3/15/27	280,000	296,853
United Parcel Service, Inc. 2.05% 4/1/21	150,000	150,980
		641,333
Airlines - 0.0%
American Airelines 2014-1 Class A Pass-Through Trust Equipment Trust Certificate 3.7% 4/1/28	239,755	260,110
American Airlines, Inc. equipment trust certificate 3.2% 12/15/29	461,430	495,793
Continental Airlines, Inc. 4.15% 10/11/25	748,086	806,337
Delta Air Lines, Inc. 3.625% 3/15/22	480,000	494,372
Delta Air Lines, Inc. pass-thru trust certificates 6.821% 2/10/24	111,008	121,632
Southwest Airlines Co. 2.625% 2/10/30	735,000	738,358
United Airlines pass-thru Trust Series 2013-1A Class O, 4.3% 2/15/27	149,184	163,452
		3,080,054
Building Products - 0.0%
Advanced Drain Systems, Inc. 5% 9/30/27 (b)	400,000	413,500
Johnson Controls International PLC 4.95% 7/2/64	197,000	237,348
Masco Corp. 4.45% 4/1/25	1,610,000	1,793,607
		2,444,455
Commercial Services & Supplies - 0.0%
Advocate Health & Hospitals Corp. 3.387% 10/15/49	510,000	582,704
Cintas Corp. No. 2 3.7% 4/1/27	1,135,000	1,279,420
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (b)	300,000	303,006
Nielsen Co. SARL (Luxembourg) 5% 2/1/25 (b)	520,000	513,500
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (b)	1,200,000	1,194,000
Waste Management, Inc. 2.9% 9/15/22	375,000	387,956
WMX Technologies, Inc. 4.6% 3/1/21	345,000	352,226
		4,612,812
Construction & Engineering - 0.0%
AECOM:
5.125% 3/15/27	600,000	619,962
5.875% 10/15/24	1,100,000	1,207,250
		1,827,212
Electrical Equipment - 0.0%
ABB Finance (U.S.A.), Inc. 2.875% 5/8/22	115,000	118,716
Sensata Technologies BV 4.875% 10/15/23 (b)	800,000	844,000
		962,716
Industrial Conglomerates - 0.0%
Covidien International Finance SA 3.2% 6/15/22	865,000	895,056
General Electric Co. 2.7% 10/9/22	1,170,000	1,195,561
		2,090,617
Machinery - 0.0%
Fortive Corp. 3.15% 6/15/26	275,000	290,469
Pentair Finance SA 4.5% 7/1/29	670,000	752,975
Westinghouse Air Brake Co. 4.95% 9/15/28	430,000	488,997
Xylem, Inc.:
3.25% 11/1/26	225,000	244,619
4.875% 10/1/21	525,000	552,885
		2,329,945
Professional Services - 0.0%
Equifax, Inc. 2.6% 12/1/24	1,245,000	1,288,526
IHS Markit Ltd. 4.125% 8/1/23	365,000	390,813
		1,679,339
Road & Rail - 0.1%
Avolon Holdings Funding Ltd.:
3.625% 5/1/22 (b)	2,155,000	2,205,989
3.95% 7/1/24 (b)	2,862,000	2,977,379
4.375% 5/1/26 (b)	3,477,000	3,702,117
5.25% 5/15/24 (b)	4,140,000	4,520,224
Burlington Northern Santa Fe LLC 4.1% 6/1/21	950,000	976,089
Canadian National Railway Co. 2.85% 12/15/21	600,000	614,068
CSX Corp.:
3.4% 8/1/24	1,700,000	1,818,798
6.15% 5/1/37	1,500,000	2,090,154
Union Pacific Corp.:
3.6% 9/15/37	640,000	709,926
3.75% 2/5/70	315,000	329,314
4.3% 6/15/42	325,000	385,529
		20,329,587
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.25% 1/15/23	1,711,000	1,723,809
3% 9/15/23	800,000	824,142
3.375% 6/1/21	2,750,000	2,807,916
3.75% 2/1/22	4,752,000	4,891,921
3.875% 4/1/21	2,900,000	2,970,417
4.25% 2/1/24	7,846,000	8,457,712
4.25% 9/15/24	3,212,000	3,450,921
4.75% 3/1/20	3,227,000	3,227,000
FLY Leasing Ltd. 5.25% 10/15/24	160,000	164,000
		28,517,838
Transportation Infrastructure - 0.0%
BNSF Funding Trust I 6.613% 12/15/55 (a)	755,000	834,275

TOTAL INDUSTRIALS		87,175,941

INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.0%
Cisco Systems, Inc.:
1.85% 9/20/21	725,000	730,065
2.9% 3/4/21	150,000	152,020
3% 6/15/22	310,000	323,106
		1,205,191
Electronic Equipment & Components - 0.0%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.45% 6/15/23 (b)	6,100,000	6,713,871
6.02% 6/15/26 (b)	2,112,000	2,473,423
TTM Technologies, Inc. 5.625% 10/1/25 (b)	700,000	714,000
		9,901,294
IT Services - 0.0%
Fiserv, Inc.:
2.75% 7/1/24	205,000	212,741
3.85% 6/1/25	1,490,000	1,629,103
Global Payments, Inc. 2.65% 2/15/25	495,000	512,469
IBM Corp. 3.625% 2/12/24	3,865,000	4,170,236
MasterCard, Inc. 3.375% 4/1/24	870,000	942,425
Zayo Group LLC/Zayo Capital, Inc. 6.375% 5/15/25	400,000	409,000
		7,875,974
Semiconductors & Semiconductor Equipment - 0.0%
Broadcom Corp./Broadcom Cayman LP 3.125% 1/15/25	1,260,000	1,298,939
Entegris, Inc. 4.625% 2/10/26 (b)	400,000	412,500
Qorvo, Inc. 5.5% 7/15/26	600,000	619,800
		2,331,239
Software - 0.1%
CDK Global, Inc.:
4.875% 6/1/27	500,000	515,000
5.875% 6/15/26	200,000	209,260
Microsoft Corp.:
2.4% 8/8/26	1,815,000	1,908,744
2.875% 2/6/24	1,700,000	1,795,825
3.7% 8/8/46	2,050,000	2,479,170
4.1% 2/6/37	1,930,000	2,393,775
Nortonlifelock, Inc. 5% 4/15/25 (b)	1,100,000	1,116,678
Nuance Communications, Inc. 5.625% 12/15/26	600,000	633,000
Open Text Corp.:
3.875% 2/15/28 (b)	175,000	174,160
5.875% 6/1/26 (b)	500,000	529,400
Open Text Holdings, Inc. 4.125% 2/15/30 (b)	270,000	268,650
Oracle Corp.:
2.65% 7/15/26	2,795,000	2,950,854
2.95% 5/15/25	2,085,000	2,213,030
4.125% 5/15/45	1,695,000	2,064,117
SS&C Technologies, Inc. 5.5% 9/30/27 (b)	775,000	815,688
		20,067,351
Technology Hardware, Storage & Peripherals - 0.0%
Apple, Inc.:
2.85% 5/11/24	2,545,000	2,685,661
3.25% 2/23/26	9,525,000	10,392,156
Hewlett Packard Enterprise Co. 4.4% 10/15/22 (a)	5,700,000	6,075,657
		19,153,474

TOTAL INFORMATION TECHNOLOGY		60,534,523

MATERIALS - 0.1%
Chemicals - 0.1%
CF Industries Holdings, Inc. 5.15% 3/15/34	300,000	336,900
Consolidated Energy Finance SA 3 month U.S. LIBOR + 3.750% 5.6436% 6/15/22 (a)(b)(c)	500,000	495,016
DuPont de Nemours, Inc. 4.493% 11/15/25	2,875,000	3,240,945
Eastman Chemical Co. 4.65% 10/15/44	485,000	544,954
Ecolab, Inc. 4.35% 12/8/21	245,000	257,863
FMC Corp. 4.5% 10/1/49	800,000	972,880
LYB International Finance II BV 3.5% 3/2/27	1,170,000	1,269,505
LyondellBasell Industries NV:
5.75% 4/15/24	1,730,000	1,979,538
6% 11/15/21	1,919,000	2,040,641
Nufarm Australia Ltd. 5.75% 4/30/26 (b)	400,000	394,000
Nutrien Ltd.:
4.9% 6/1/43	825,000	956,911
5.25% 1/15/45	180,000	225,900
OCI NV 6.625% 4/15/23 (b)	400,000	414,400
Olin Corp. 5.125% 9/15/27	700,000	705,390
Sherwin-Williams Co. 4.5% 6/1/47	210,000	252,065
The Chemours Co. LLC 7% 5/15/25	600,000	559,500
The Dow Chemical Co. 3.625% 5/15/26	3,370,000	3,668,631
Valvoline, Inc.:
4.25% 2/15/30 (b)	70,000	69,038
4.375% 8/15/25	400,000	412,000
W. R. Grace & Co.-Conn. 5.625% 10/1/24 (b)	400,000	442,000
		19,238,077
Construction Materials - 0.0%
Vulcan Materials Co. 4.5% 6/15/47	795,000	937,208
Containers & Packaging - 0.0%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 6% 2/15/25 (b)	145,000	151,163
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26	600,000	617,583
International Paper Co.:
5% 9/15/35	405,000	514,448
5.15% 5/15/46	116,000	143,746
OI European Group BV 4% 3/15/23 (b)	500,000	505,625
Rock-Tenn Co. 4.9% 3/1/22	185,000	196,836
Trivium Packaging Finance BV:
5.5% 8/15/26 (b)	205,000	212,432
8.5% 8/15/27 (b)	60,000	63,475
		2,405,308
Metals & Mining - 0.0%
Anglo American Capital PLC:
4.125% 4/15/21 (b)	6,803,000	6,980,436
4.125% 9/27/22 (b)	1,333,000	1,403,177
Barrick North America Finance LLC 5.75% 5/1/43	330,000	465,827
BHP Billiton Financial (U.S.A.) Ltd. 6.25% 10/19/75 (a)(b)	1,979,000	2,018,580
Corporacion Nacional del Cobre de Chile (Codelco):
3.625% 8/1/27 (b)	2,033,000	2,174,039
4.5% 8/1/47 (b)	1,715,000	1,965,819
Newmont Corp. 2.8% 10/1/29	425,000	441,913
Southern Copper Corp. 5.875% 4/23/45	455,000	579,414
		16,029,205
Paper & Forest Products - 0.0%
Berry Global Escrow Corp. 4.875% 7/15/26 (b)	200,000	203,440

TOTAL MATERIALS		38,813,238

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Campus Communities Operating Partnership LP 3.75% 4/15/23	813,000	865,280
Boston Properties, Inc.:
3.85% 2/1/23	1,175,000	1,248,344
4.5% 12/1/28	5,210,000	6,151,229
Camden Property Trust:
2.95% 12/15/22	954,000	982,544
4.25% 1/15/24	2,838,000	3,090,581
CoreCivic, Inc. 4.625% 5/1/23	800,000	801,760
Corporate Office Properties LP 5% 7/1/25	3,453,000	3,858,568
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	300,000	312,000
Duke Realty LP:
3.25% 6/30/26	805,000	869,675
3.625% 4/15/23	1,382,000	1,464,355
3.875% 10/15/22	2,108,000	2,223,652
4.375% 6/15/22	1,237,000	1,308,462
Equity One, Inc. 3.75% 11/15/22	3,200,000	3,372,118
GLP Capital LP/GLP Financing II, Inc. 5.25% 6/1/25	200,000	223,830
HCP, Inc.:
3% 1/15/30	925,000	972,408
3.25% 7/15/26	776,000	837,167
3.5% 7/15/29	887,000	975,834
Healthcare Trust of America Holdings LP:
3.1% 2/15/30	1,715,000	1,793,011
3.5% 8/1/26	1,786,000	1,935,282
Highwoods/Forsyth LP 3.2% 6/15/21	2,263,000	2,302,994
Hudson Pacific Properties LP 4.65% 4/1/29	10,503,000	12,248,364
Lexington Corporate Properties Trust 4.4% 6/15/24	1,319,000	1,395,289
MGM Growth Properties Operating Partnership LP 5.625% 5/1/24	2,300,000	2,489,750
MPT Operating Partnership LP/MPT Finance Corp. 6.375% 3/1/24	1,600,000	1,650,000
Omega Healthcare Investors, Inc.:
3.625% 10/1/29	7,647,000	8,041,838
4.375% 8/1/23	6,644,000	7,174,064
4.5% 1/15/25	2,793,000	3,044,499
4.5% 4/1/27	1,500,000	1,670,620
4.75% 1/15/28	7,569,000	8,506,572
4.95% 4/1/24	1,152,000	1,279,488
5.25% 1/15/26	5,841,000	6,703,881
Prologis LP 3.25% 10/1/26	2,158,000	2,347,095
Realty Income Corp. 3% 1/15/27	585,000	627,202
Retail Opportunity Investments Partnership LP:
4% 12/15/24	877,000	937,477
5% 12/15/23	626,000	675,449
SBA Communications Corp. 4.875% 9/1/24	200,000	205,376
Simon Property Group LP:
2.45% 9/13/29	885,000	902,556
3.25% 11/30/26	1,070,000	1,167,236
3.375% 10/1/24	2,620,000	2,791,901
3.5% 9/1/25	55,000	59,724
3.75% 2/1/24	275,000	295,840
SITE Centers Corp.:
3.625% 2/1/25	2,396,000	2,543,960
4.25% 2/1/26	5,582,000	6,119,093
4.625% 7/15/22	1,600,000	1,703,973
Store Capital Corp. 4.625% 3/15/29	2,475,000	2,863,656
The GEO Group, Inc.:
5.875% 10/15/24	65,000	60,775
6% 4/15/26	265,000	239,825
Ventas Realty LP:
3% 1/15/30	10,008,000	10,407,672
3.125% 6/15/23	1,414,000	1,480,866
3.85% 4/1/27	1,050,000	1,154,845
4% 3/1/28	2,712,000	3,020,315
4.125% 1/15/26	1,628,000	1,806,926
VICI Properties, Inc.:
3.5% 2/15/25 (b)	125,000	125,194
4.25% 12/1/26 (b)	670,000	676,767
4.625% 12/1/29 (b)	250,000	258,125
Weingarten Realty Investors 3.375% 10/15/22	472,000	488,019
Welltower, Inc. 2.7% 2/15/27	340,000	353,103
WP Carey, Inc.:
3.85% 7/15/29	1,725,000	1,927,647
4% 2/1/25	5,544,000	5,970,586
4.6% 4/1/24	7,436,000	8,130,516
		149,135,178
Real Estate Management & Development - 0.2%
Brandywine Operating Partnership LP:
3.95% 2/15/23	4,006,000	4,253,575
3.95% 11/15/27	5,608,000	6,158,733
4.1% 10/1/24	4,892,000	5,339,946
4.55% 10/1/29	1,707,000	1,978,666
CBRE Group, Inc. 4.875% 3/1/26	12,670,000	14,533,109
Digital Realty Trust LP 3.95% 7/1/22	3,488,000	3,658,909
Essex Portfolio LP 3.875% 5/1/24	2,685,000	2,923,604
Howard Hughes Corp. 5.375% 3/15/25 (b)	400,000	404,880
Liberty Property LP:
3.375% 6/15/23	4,307,000	4,585,169
4.125% 6/15/22	1,061,000	1,121,178
Mack-Cali Realty LP:
3.15% 5/15/23	3,436,000	3,462,455
4.5% 4/18/22	644,000	663,661
Mid-America Apartments LP 4% 11/15/25	1,296,000	1,451,880
Post Apartment Homes LP 3.375% 12/1/22	1,800,000	1,879,771
Tanger Properties LP:
3.125% 9/1/26	3,497,000	3,597,959
3.75% 12/1/24	3,352,000	3,538,789
3.875% 12/1/23	1,492,000	1,574,363
3.875% 7/15/27	13,369,000	14,284,160
		75,410,807

TOTAL REAL ESTATE		224,545,985

UTILITIES - 0.4%
Electric Utilities - 0.2%
AEP Transmission Co. LLC 4% 12/1/46	375,000	459,876
Alabama Power Co.:
3.75% 3/1/45	1,000,000	1,121,339
3.85% 12/1/42	250,000	287,702
4.1% 1/15/42	225,000	259,017
Appalachian Power Co. 3.3% 6/1/27	605,000	653,355
Baltimore Gas & Electric Co. 3.35% 7/1/23	470,000	495,401
CenterPoint Energy Houston Electric LLC:
2.25% 8/1/22	530,000	541,261
3.95% 3/1/48	1,235,000	1,474,502
Clearway Energy Operating LLC 4.75% 3/15/28 (b)	60,000	61,050
Cleco Corporate Holdings LLC 3.375% 9/15/29 (b)	4,448,000	4,570,756
Commonwealth Edison Co.:
3.2% 11/15/49	940,000	997,197
3.7% 3/1/45	315,000	359,264
3.75% 8/15/47	250,000	289,691
4.35% 11/15/45	555,000	691,336
4.6% 8/15/43	1,045,000	1,318,370
Dominion Energy South Carolina:
5.1% 6/1/65	470,000	677,314
5.45% 2/1/41	35,000	48,056
Duke Energy Carolinas LLC:
2.95% 12/1/26	1,270,000	1,360,895
4.25% 12/15/41	1,450,000	1,773,803
6.1% 6/1/37	775,000	1,128,234
Duke Energy Industries, Inc. 3.25% 10/1/49	1,665,000	1,780,691
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (b)	8,875,000	9,468,082
6.4% 9/15/20 (b)	4,858,000	4,971,480
Entergy Louisiana LLC:
2.4% 10/1/26	1,070,000	1,118,669
4.05% 9/1/23	880,000	958,608
Evergy Kansas Central 4.125% 3/1/42	655,000	808,645
Exelon Corp. 5.625% 6/15/35	150,000	197,173
FirstEnergy Corp.:
4.25% 3/15/23	12,580,000	13,463,835
4.85% 7/15/47	335,000	420,378
7.375% 11/15/31	9,948,000	14,524,374
Florida Power & Light Co.:
2.75% 6/1/23	1,200,000	1,251,554
3.95% 3/1/48	2,080,000	2,557,841
Fortis, Inc. 3.055% 10/4/26	301,000	319,385
Georgia Power Co. 2.65% 9/15/29	150,000	155,003
Hydro-Quebec 8.05% 7/7/24	1,455,000	1,872,149
Indiana Michigan Power Co. 4.55% 3/15/46	620,000	795,027
IPALCO Enterprises, Inc.:
3.45% 7/15/20	8,163,000	8,200,835
3.7% 9/1/24	2,644,000	2,785,109
LG&E and KU Energy LLC 3.75% 11/15/20	211,000	213,028
Louisville Gas & Electric Co. 5.125% 11/15/40	345,000	452,545
MidAmerican Energy Co. 3.95% 8/1/47	1,675,000	2,046,015
NextEra Energy Capital Holdings, Inc. 3.15% 4/1/24	2,655,000	2,813,561
NextEra Energy Partners LP 4.25% 9/15/24 (b)	300,000	302,010
Northern States Power Co. 6.25% 6/1/36	370,000	547,954
NRG Yield Operating LLC 5% 9/15/26	480,000	491,666
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (b)	23,648	26,249
Ohio Power Co. 4% 6/1/49	680,000	832,831
PacifiCorp:
5.25% 6/15/35	1,375,000	1,840,746
5.75% 4/1/37	900,000	1,274,809
PPL Capital Funding, Inc. 4.7% 6/1/43	1,315,000	1,584,360
PPL Electric Utilities Corp.:
4.15% 10/1/45	730,000	890,345
6.25% 5/15/39	250,000	369,828
Public Service Co. of Colorado 2.5% 3/15/23	645,000	662,547
Public Service Electric & Gas Co.:
2.25% 9/15/26	595,000	615,467
3.6% 12/1/47	260,000	306,378
3.65% 9/1/28	860,000	977,799
3.65% 9/1/42	125,000	145,570
3.95% 5/1/42	405,000	488,405
Puget Sound Energy, Inc. 5.764% 7/15/40	285,000	394,823
Southern California Edison Co.:
3.6% 2/1/45	1,935,000	2,027,248
4% 4/1/47	715,000	805,756
Southwestern Electric Power Co. 3.85% 2/1/48	660,000	727,796
Virginia Electric & Power Co.:
3.15% 1/15/26	15,000	16,143
6% 1/15/36	470,000	668,280
6% 5/15/37	1,375,000	1,985,864
Vistra Operations Co. LLC:
5% 7/31/27 (b)	195,000	196,979
5.5% 9/1/26 (b)	1,700,000	1,719,729
5.625% 2/15/27 (b)	225,000	230,625
Wisconsin Power & Light Co. 4.1% 10/15/44	240,000	276,635
Xcel Energy, Inc. 3.5% 12/1/49	1,175,000	1,291,597
		111,440,845
Gas Utilities - 0.0%
AGL Capital Corp.:
3.5% 9/15/21	1,030,000	1,054,284
4.4% 6/1/43	440,000	516,018
Atmos Energy Corp. 3.375% 9/15/49	1,595,000	1,747,408
Nakilat, Inc. 6.067% 12/31/33 (b)	666,000	808,149
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	527,000	542,016
		4,667,875
Independent Power and Renewable Electricity Producers - 0.1%
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	11,495,000	11,897,325
Emera U.S. Finance LP:
2.7% 6/15/21	1,304,000	1,324,401
3.55% 6/15/26	2,020,000	2,193,308
4.75% 6/15/46	760,000	892,712
Exelon Generation Co. LLC 5.6% 6/15/42	375,000	447,378
NRG Energy, Inc. 6.625% 1/15/27	400,000	417,048
PSEG Power LLC 3% 6/15/21	1,075,000	1,095,060
TerraForm Power Operating LLC 5% 1/31/28 (b)	400,000	430,520
The AES Corp. 4.875% 5/15/23	602,000	596,444
		19,294,196
Multi-Utilities - 0.1%
Ameren Illinois Co.:
3.25% 3/15/50	710,000	792,485
4.5% 3/15/49	600,000	797,180
CenterPoint Energy, Inc. 2.95% 3/1/30	400,000	416,111
Consolidated Edison Co. of New York, Inc. 4.3% 12/1/56	300,000	363,587
Dominion Energy, Inc. 7% 6/15/38	150,000	219,301
DTE Energy Co. 3.8% 3/15/27	1,635,000	1,781,906
NiSource Finance Corp.:
4.8% 2/15/44	305,000	370,479
5.95% 6/15/41	640,000	883,027
NiSource, Inc. 2.95% 9/1/29	11,346,000	11,892,372
NorthWestern Energy Corp. 4.176% 11/15/44	260,000	304,456
Puget Energy, Inc.:
3.65% 5/15/25	624,000	670,124
5.625% 7/15/22	4,555,000	4,911,811
6% 9/1/21	4,353,000	4,646,345
6.5% 12/15/20	1,405,000	1,458,055
San Diego Gas & Electric Co.:
3.6% 9/1/23	1,025,000	1,087,316
3.75% 6/1/47	585,000	679,791
Sempra Energy 4% 2/1/48	590,000	653,011
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.110% 3.8043% 5/15/67 (a)(c)	1,012,000	972,459
		32,899,816

TOTAL UTILITIES		168,302,732

TOTAL NONCONVERTIBLE BONDS
(Cost $3,248,362,096)		3,522,911,831

U.S. Government and Government Agency Obligations - 6.4%
U.S. Government Agency Obligations - 0.0%
Fannie Mae:
1.625% 10/15/24	$3,505,000	$3,604,216
1.625% 1/7/25	2,480,000	2,550,260
1.875% 9/24/26	495,000	517,502
2% 10/5/22	635,000	651,528
2.25% 4/12/22	955,000	980,978
2.375% 1/19/23	455,000	473,649
2.5% 2/5/24	665,000	703,796
2.875% 10/30/20	765,000	773,916
2.875% 9/12/23	670,000	714,859
6.25% 5/15/29	255,000	361,487
6.625% 11/15/30	670,000	1,011,652
Federal Home Loan Bank:
2.625% 10/1/20	165,000	166,391
3% 10/12/21	1,165,000	1,202,934
3.25% 11/16/28	1,815,000	2,094,362
Freddie Mac:
2.375% 2/16/21	2,785,000	2,817,609
6.25% 7/15/32	40,000	61,398
6.75% 9/15/29	255,000	376,840
Tennessee Valley Authority:
2.25% 3/15/20	3,130,000	3,130,901
2.875% 2/1/27	1,320,000	1,464,660
5.25% 9/15/39	150,000	226,080
7.125% 5/1/30	460,000	700,204

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		24,585,222

U.S. Treasury Obligations - 6.4%
U.S. Treasury Bonds:
2.375% 11/15/49	1,913,000	2,233,054
2.875% 8/15/45	18,855,000	23,545,181
2.875% 11/15/46	7,015,000	8,838,352
3% 11/15/44	3,705,000	4,706,218
3% 5/15/45	15,826,000	20,156,513
3% 2/15/47	4,045,000	5,219,314
3% 2/15/49	117,700,000	153,984,703
3.125% 2/15/43	32,100,000	41,342,543
3.625% 8/15/43	43,790,000	60,871,521
3.75% 11/15/43	9,925,000	14,065,586
6.25% 8/15/23	11,080,000	13,090,847
7.25% 8/15/22	7,335,000	8,462,470
stripped coupon:
0% 2/15/29	2,800,000	2,510,860
0% 11/15/36	1,975,000	1,521,125
0% 2/15/37	3,725,000	2,860,482
0% 5/15/39	6,850,000	4,989,239
0% 8/15/39	14,380,000	10,477,618
U.S. Treasury Notes:
1.125% 2/28/25	5,100,000	5,151,797
1.125% 2/28/27	953,000	957,988
1.375% 4/30/21	14,560,000	14,610,050
1.375% 5/31/21	60,865,000	61,136,039
1.375% 2/15/23	15,120,000	15,340,303
1.375% 1/31/25	2,125,000	2,171,235
1.5% 1/31/22	1,450,000	1,465,803
1.5% 1/31/27	17,561,000	18,091,946
1.5% 2/15/30	11,970,000	12,377,728
1.625% 11/15/22	64,320,000	65,581,275
1.625% 4/30/23	29,145,000	29,812,147
1.625% 8/15/29	188,233,000	196,519,664
1.75% 9/30/22	16,995,000	17,370,085
1.75% 11/15/29	548,700,000	579,350,042
1.875% 4/30/22	57,915,000	59,114,021
1.875% 9/30/22	1,213,000	1,243,704
2% 10/31/22	32,840,000	33,800,826
2% 2/15/25	23,205,000	24,400,601
2% 11/15/26	192,301,000	204,252,207
2.125% 9/30/21	60,710,000	61,807,997
2.125% 6/30/22	25,130,000	25,841,689
2.125% 7/31/24	46,305,000	48,714,307
2.125% 5/15/25	35,440,000	37,552,556
2.25% 11/15/27	46,660,000	50,740,927
2.375% 5/15/27	87,359,000	95,381,696
2.625% 2/15/29	276,154,000	311,611,743
2.875% 11/15/21	17,335,000	17,896,356
2.875% 11/30/25	391,344,000	432,633,848
2.875% 5/15/28	34,740,000	39,614,456
3.125% 11/15/28	94,900,000	110,792,043

TOTAL U.S. TREASURY OBLIGATIONS		2,954,210,705

Other Government Related - 0.0%
Private Export Funding Corp. Secured:
1.75% 11/15/24	1,225,000	1,259,058
3.55% 1/15/24	755,000	825,698

TOTAL OTHER GOVERNMENT RELATED		2,084,756

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,787,181,879)		2,980,880,683

U.S. Government Agency - Mortgage Securities - 9.1%
Fannie Mae - 2.5%
12 month U.S. LIBOR + 1.550% 4.345% 6/1/36 (a)(c)	6,428	6,703
12 month U.S. LIBOR + 1.820% 4.387% 2/1/35 (a)(c)	142,647	150,478
12 month U.S. LIBOR + 1.900% 4.783% 7/1/37 (a)(c)	8,745	9,175
2% 8/1/31 to 10/1/34	7,314,749	7,427,957
2.5% 9/1/27 to 12/1/49	96,359,160	99,250,151
3% 2/1/27 to 2/1/50	270,089,708	282,386,982
3.5% 9/1/26 to 12/1/49(d)(e)(f)	314,452,243	333,531,150
4% 5/1/29 to 11/1/49	242,318,829	260,561,070
4.5% 6/1/24 to 9/1/49	84,775,226	92,618,793
5% 10/1/21 to 2/1/49	48,444,627	53,984,084
5.245% 8/1/41 (a)	378,492	418,242
5.5% 11/1/36 to 1/1/40	2,552,239	2,934,429
6% to 6% 3/1/22 to 1/1/42	15,384,818	18,091,128
6.5% 2/1/36	1,792	2,118
6.542% 2/1/39 (a)	354,578	387,081

TOTAL FANNIE MAE		1,151,759,541

Freddie Mac - 1.6%
6 month U.S. LIBOR + 2.680% 4.873% 10/1/35 (a)(c)	4,417	4,633
2% 1/1/32	2,121,579	2,159,654
2.5% 3/1/28 to 2/1/43	35,542,108	36,721,141
3% 10/1/28 to 1/1/50 (g)	155,316,555	161,960,692
3.5% 8/1/26 to 9/1/49	306,545,582	325,206,216
3.5% 8/1/47	11,729,251	12,475,875
4% 6/1/33 to 7/1/48	143,876,963	155,059,753
4.5% 7/1/25 to 4/1/49	54,155,752	58,948,282
5% 10/1/33 to 12/1/47	7,578,867	8,484,385
6% 7/1/37 to 9/1/38	184,363	218,835
6.5% 9/1/39	549,715	658,001

TOTAL FREDDIE MAC		761,897,467

Ginnie Mae - 4.0%
3.5% 9/20/40 to 12/20/49	274,903,847	291,182,069
4.5% 5/15/39 to 3/20/49	81,227,970	87,363,351
5.5% 6/15/36 to 3/20/41	225,178	256,317
2.5% 12/20/46	1,066,985	1,101,677
2.5% 3/1/50 (g)	33,200,000	34,079,322
2.5% 3/1/50 (g)	18,800,000	19,297,929
2.5% 3/1/50 (g)	12,100,000	12,420,476
2.5% 3/1/50 (g)	3,000,000	3,079,457
2.5% 3/1/50 (g)	3,100,000	3,182,105
2.5% 3/1/50 (g)	7,100,000	7,288,048
2.5% 3/1/50 (g)	7,300,000	7,493,345
2.5% 4/1/50 (g)	19,550,000	20,049,463
2.5% 4/1/50 (g)	20,750,000	21,280,121
3% 8/20/42 to 4/20/50 (g)	98,905,960	103,304,483
3% 3/1/50 (g)	9,850,000	10,177,349
3% 3/1/50 (g)	25,100,000	25,934,158
3% 3/1/50 (g)	23,350,000	24,126,000
3% 3/1/50 (g)	9,900,000	10,229,011
3% 3/1/50 (g)	5,350,000	5,527,799
3% 3/1/50 (g)	31,400,000	32,443,529
3% 3/1/50 (g)	33,575,000	34,690,811
3% 3/1/50 (g)	5,750,000	5,941,092
3% 3/1/50 (g)	32,300,000	33,373,439
3% 3/1/50 (g)	29,300,000	30,273,739
3% 3/1/50 (g)	200,000	206,647
3% 3/1/50 (g)	3,000,000	3,099,700
3% 3/1/50 (g)	11,100,000	11,468,891
3% 3/1/50 (g)	30,200,000	31,203,649
3% 3/1/50 (g)	18,900,000	19,528,111
3% 3/1/50 (g)	9,900,000	10,229,011
3% 3/1/50 (g)	11,300,000	11,675,537
3% 3/1/50 (g)	3,350,000	3,461,332
3% 3/1/50 (g)	3,300,000	3,409,670
3% 3/1/50 (g)	7,600,000	7,852,574
3% 3/1/50 (g)	400,000	413,293
3% 3/1/50 (g)	1,100,000	1,136,557
3% 4/1/50 (g)	15,500,000	15,998,770
3% 4/1/50 (g)	30,750,000	31,739,495
3% 4/1/50 (g)	3,000,000	3,096,536
3% 4/1/50 (g)	6,700,000	6,915,597
3% 4/1/50 (g)	9,500,000	9,805,698
3% 4/1/50 (g)	19,200,000	19,817,831
3% 4/1/50 (g)	9,900,000	10,218,569
3% 4/1/50 (g)	4,900,000	5,057,676
3% 4/1/50 (g)	26,300,000	27,146,300
3% 4/1/50 (g)	13,000,000	13,418,323
3.5% 3/1/50 (g)	9,200,000	9,531,217
3.5% 3/1/50 (g)	14,450,000	14,970,226
3.5% 3/1/50 (g)	10,600,000	10,981,619
3.5% 3/1/50 (g)	16,500,000	17,094,030
3.5% 3/1/50 (g)	8,600,000	8,909,615
3.5% 3/1/50 (g)	13,400,000	13,882,424
3.5% 3/1/50 (g)	4,600,000	4,765,608
3.5% 3/1/50 (g)	11,600,000	12,017,621
3.5% 3/1/50 (g)	8,575,000	8,883,715
3.5% 3/1/50 (g)	9,700,000	10,049,217
3.5% 3/1/50 (g)	4,800,000	4,972,809
3.5% 3/1/50 (g)	1,350,000	1,398,602
3.5% 3/1/50 (g)	1,350,000	1,398,602
3.5% 3/1/50 (g)	4,700,000	4,869,208
3.5% 3/1/50 (g)	25,400,000	26,314,446
3.5% 3/1/50 (g)	17,000,000	17,612,031
3.5% 3/1/50 (g)	41,900,000	43,408,475
3.5% 3/1/50 (g)	5,000,000	5,180,009
3.5% 3/1/50 (g)	2,200,000	2,279,204
3.5% 3/1/50 (g)	9,100,000	9,427,616
3.5% 3/1/50 (g)	4,900,000	5,076,409
3.5% 3/1/50 (g)	2,150,000	2,227,404
3.5% 3/1/50 (g)	3,400,000	3,522,406
3.5% 3/1/50 (g)	11,700,000	12,121,221
3.5% 3/1/50 (g)	11,900,000	12,328,421
3.5% 4/1/50 (g)	27,675,000	28,647,566
3.5% 4/1/50 (g)	21,800,000	22,566,104
3.5% 4/1/50 (g)	17,600,000	18,218,506
3.5% 4/1/50 (g)	15,700,000	16,251,736
3.5% 4/1/50 (g)	11,900,000	12,318,195
3.5% 4/1/50 (g)	17,800,000	18,425,535
3.5% 4/1/50 (g)	13,375,000	13,845,030
4% 5/20/40 to 5/20/49	331,803,523	351,870,897
4% 3/1/50 (g)	7,900,000	8,224,872
4% 3/1/50 (g)	9,200,000	9,578,332
5% 6/20/34 to 6/20/48	31,753,738	34,558,549

TOTAL GINNIE MAE		1,868,722,334

Uniform Mortgage Backed Securities - 1.0%
2.5% 3/1/35 (g)	13,750,000	14,113,194
2.5% 3/1/35 (g)	13,100,000	13,446,025
2.5% 3/1/35 (g)	6,700,000	6,876,974
2.5% 3/1/35 (g)	3,800,000	3,900,374
2.5% 3/1/35 (g)	10,000,000	10,264,141
2.5% 3/1/35 (g)	2,750,000	2,822,639
2.5% 3/1/35 (g)	2,000,000	2,052,828
2.5% 3/1/35 (g)	2,650,000	2,719,997
2.5% 3/1/35 (g)	2,650,000	2,719,997
2.5% 3/1/35 (g)	1,900,000	1,950,187
2.5% 3/1/35 (g)	2,550,000	2,617,356
2.5% 3/1/35 (g)	11,250,000	11,547,159
2.5% 3/1/35 (g)	7,350,000	7,544,144
2.5% 3/1/35 (g)	11,200,000	11,495,838
2.5% 3/1/35 (g)(h)	5,500,000	5,645,278
2.5% 3/1/50 (g)	5,100,000	5,200,749
2.5% 3/1/50 (g)	8,500,000	8,667,915
3% 3/1/50 (g)	17,000,000	17,506,415
3% 3/1/50 (g)(h)	22,400,000	23,067,276
3% 3/1/50 (g)	4,400,000	4,531,072
3% 3/1/50 (g)	4,400,000	4,531,072
3% 3/1/50 (g)	39,500,000	40,676,669
3% 3/1/50 (g)	2,000,000	2,059,578
3% 3/1/50 (g)	5,400,000	5,560,861
3% 3/1/50 (g)	5,700,000	5,869,798
3% 3/1/50 (g)	9,300,000	9,577,039
3% 3/1/50 (g)	5,950,000	6,127,245
3% 3/1/50 (g)	5,950,000	6,127,245
3% 3/1/50 (g)	5,600,000	5,766,819
3% 3/1/50 (g)	3,350,000	3,449,793
3% 3/1/50 (g)	3,300,000	3,398,304
3% 3/1/50 (g)	5,650,000	5,818,308
3% 3/1/50 (g)	5,800,000	5,972,777
3% 3/1/50 (g)	3,900,000	4,016,177
3% 3/1/50 (g)	4,000,000	4,119,156
3.5% 3/1/50 (g)	10,000,000	10,384,160
3.5% 3/1/50 (g)	9,500,000	9,864,952
3.5% 3/1/50 (g)	2,700,000	2,803,723
3.5% 3/1/50 (g)	6,400,000	6,645,862
3.5% 3/1/50 (g)	3,100,000	3,219,090
3.5% 3/1/50 (g)	6,300,000	6,542,021
3.5% 3/1/50 (g)	3,000,000	3,115,248
3.5% 3/1/50 (g)	11,000,000	11,422,576
3.5% 3/1/50 (g)	14,600,000	15,160,874
3.5% 3/1/50 (g)	2,700,000	2,803,723
3.5% 3/1/50 (g)	8,300,000	8,618,853
3.5% 3/1/50 (g)	1,500,000	1,557,624
3.5% 3/1/50 (g)	17,800,000	18,483,805
3.5% 3/1/50 (g)	16,000,000	16,614,656
3.5% 3/1/50 (g)	17,000,000	17,653,072
3.5% 3/1/50 (g)	2,200,000	2,284,515
3.5% 3/1/50 (g)	2,150,000	2,232,594
3.5% 3/1/50 (g)	8,500,000	8,826,536
3.5% 3/1/50 (g)	4,700,000	4,880,555
3.5% 3/1/50 (g)	4,700,000	4,880,555
3.5% 3/1/50 (g)	3,000,000	3,115,248
4% 3/1/50 (g)	1,500,000	1,579,972
4% 3/1/50 (g)	1,500,000	1,579,972
4% 3/1/50 (g)	1,500,000	1,579,972
4% 3/1/50 (g)	3,000,000	3,159,943
4% 3/1/50 (g)	2,500,000	2,633,286

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		443,403,786

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $4,142,926,878)		4,225,783,128

Asset-Backed Securities - 0.9%
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (b)	$4,382,223	$4,435,651
Series 2019-1 Class A, 3.844% 5/15/39 (b)	5,235,175	5,352,274
Series 2019-2:
Class A, 3.376% 10/16/39 (b)	8,353,669	8,425,642
Class B, 4.458% 10/16/39 (b)	1,469,492	1,487,095
Aimco Series 2019-10A Class A, 3 month U.S. LIBOR + 1.320% 3.1221% 7/22/32 (a)(b)(c)	8,486,000	8,491,092
Allegany Park CLO, Ltd. / Allegany Series 2020-1A Class A, 3 month U.S. LIBOR + 1.330% 3.1491% 1/20/33 (a)(b)(c)	3,880,000	3,873,404
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (b)	3,903,000	3,902,922
Class B, 4.335% 1/16/40 (b)	622,000	621,981
Ares CLO Series 2019-54A Class A, 3 month U.S. LIBOR + 1.320% 3.1658% 10/15/32 (a)(b)(c)	7,102,000	7,104,131
Ares Xli Clo Ltd. / Ares Xli Cl Series 2016-41A Class AR, 3 month U.S. LIBOR + 1.200% 3.0313% 1/15/29 (a)(b)(c)	9,133,000	9,125,694
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, 3 month U.S. LIBOR + 1.250% 1.25% 4/17/33 (a)(b)(c)(g)	2,769,000	2,769,000
Argent Securities, Inc. pass-thru certificates Series 2005-W2 Class A2C, 1 month U.S. LIBOR + 0.360% 1.9868% 10/25/35 (a)(c)	1,791,176	1,787,113
Beechwood Park CLO Ltd. Series 2019-1A Class A1, 3 month U.S. LIBOR + 1.330% 3.2332% 1/17/33 (a)(b)(c)	2,900,000	2,900,870
Blackbird Capital Aircraft Series 2016-1A:
Class A, 4.213% 12/16/41 (b)	8,846,302	9,058,623
Class AA, 2.487% 12/16/41 (b)	1,698,094	1,690,364
Bristol Park CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 0.990% 2.6167% 4/15/29 (a)(b)(c)	8,338,000	8,338,000
CarMax Auto Owner Trust Series 2019-4 Class A2A, 2.01% 3/15/23	4,300,000	4,324,076
Carvana Auto Receivables Trust Series 2019-4A:
Class A2, 2.2% 7/15/22 (b)	1,610,000	1,615,422
Class A3, 2.3% 9/15/23 (b)	2,936,000	2,961,578
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (b)	7,790,442	8,013,470
Class B, 5.095% 4/15/39 (b)	3,435,596	3,575,645
Castlelake Aircraft Structured Trust Series 2018-1 Class A, 4.125% 6/15/43 (b)	7,545,790	7,760,837
Cedar Funding Ltd.:
Series 2019-10A Class A, 3 month U.S. LIBOR + 1.340% 3.4705% 10/20/32 (a)(b)(c)	5,957,000	5,957,596
Series 2019-11A Class A1A, 3 month U.S. LIBOR + 1.350% 3.2638% 5/29/32 (a)(b)(c)	4,370,000	4,370,437
Chase Issuance Trust Series 2012-A7 Class A7, 2.16% 9/15/24	800,000	819,464
Citi Mortgage Loan Trust Series 2007-1 Class 1A, 1 month U.S. LIBOR + 1.350% 2.9768% 10/25/37 (a)(b)(c)	2,608,671	2,630,995
Citibank Credit Card Issuance Trust:
Series 2018-A3 Class A3, 3.29% 5/23/25	700,000	747,082
Series 2018-A6 Class A6, 3.21% 12/7/24	2,400,000	2,532,185
Series 2018-A7 Class A7, 3.96% 10/13/30	2,100,000	2,453,691
CNH Equipment Trust Series 2019-C Class A2, 1.99% 3/15/23	4,300,000	4,321,163
Consumer Lending Receivables Trust Series 2019-A Class A, 3.52% 4/15/26 (b)	958,423	967,916
Consumer Loan Underlying Bond Credit Trust:
Series 2018-P3 Class A, 3.82% 1/15/26 (b)	6,174,900	6,240,601
Series 2019-HP1 Class A, 2.59% 12/15/26 (b)	7,241,760	7,303,759
Series 2019-P1 Class A, 2.94% 7/15/26 (b)	2,834,504	2,857,957
CPS Auto Receivables Trust Series 2019-D Class A, 2.17% 12/15/22 (b)	1,529,728	1,533,919
DB Master Finance LLC Series 2017-1A:
Class A2I, 3.629% 11/20/47 (b)	4,228,665	4,342,670
Class A2II, 4.03% 11/20/47 (b)	7,147,480	7,595,055
Dell Equipment Finance Trust Series 2019-2 Class A3, 1.91% 10/22/24 (b)	6,242,000	6,321,994
DLL Securitization Trust Series 2019-MT3 Class A3, 2.08% 2/21/23 (b)	2,600,000	2,632,530
Dryden CLO, Ltd. Series 2019-76A Class A1, 3 month U.S. LIBOR + 1.330% 3.264% 10/20/32 (a)(b)(c)	2,651,000	2,651,795
Dryden Senior Loan Fund:
Series 2014-36A Class AR2, 3 month U.S. LIBOR + 1.280% 3.1113% 4/15/29 (a)(b)(c)	10,300,000	10,296,910
Series 2019-72A Class A, 3 month U.S. LIBOR + 1.330% 3.0218% 5/15/32 (a)(b)(c)	7,149,000	7,146,140
Series 2020-78A Class A, 3 month U.S. LIBOR + 1.180% 0% 4/17/33 (a)(b)(c)(g)	5,400,000	5,400,000
Enterprise Fleet Financing LLC Series 2019-3 Class A2, 2.06% 5/20/25 (b)	9,335,000	9,437,215
Exeter Automobile Receivables Trust Series 2019-4A Class A, 2.18% 1/17/23 (b)	4,816,962	4,830,418
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1 month U.S. LIBOR + 0.820% 2.4518% 3/25/34 (a)(c)	100	99
Flagship Credit Auto Trust Series 2019-4 Class A, 2.17% 6/17/24 (b)	2,174,737	2,190,256
Flatiron CLO Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.320% 3.2149% 11/16/32 (a)(b)(c)	7,901,000	7,903,370
Ford Credit Floorplan Master Owner Trust Series 2018-4 Class A, 4.06% 11/15/30	5,435,000	6,239,513
Hertz Fleet Lease Funding LP Series 2017-1 Class A1, 1 month U.S. LIBOR + 0.650% 2.3209% 4/10/31 (a)(b)(c)	1,096,825	1,096,911
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (b)	3,654,031	3,782,430
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (b)	3,764,160	3,853,928
JPMorgan Mtg Acquisition Corp. Series 2005-FRE1 Class A2V3, 1 month U.S. LIBOR + 0.330% 1.9568% 10/25/35 (a)(c)	2,549,594	2,529,725
Lanark Master Issuer PLC Series 2020-1A Class 1A, 2.277% 12/22/69 (a)(b)	6,383,000	6,442,821
Madison Park Funding Ltd.:
Series 2012-10A Class AR2, 3 month U.S. LIBOR + 1.220% 3.0391% 1/20/29 (a)(b)(c)	3,469,000	3,467,266
Series 2019-37A Class A1, 3 month U.S. LIBOR + 1.300% 3.1313% 7/15/32 (a)(b)(c)	8,529,000	8,530,706
Madison Park Funding XXXIII Ltd. Series 2019-33A Class A, 3 month U.S. LIBOR + 1.330% 3.1741% 10/15/32 (a)(b)(c)	3,846,000	3,847,538
Magnetite CLO Ltd.:
Series 2019-21A Class A, 3 month U.S. LIBOR + 1.280% 3.0991% 4/20/30 (a)(b)(c)	7,784,000	7,794,119
Series 2019-24A Class A, 3 month U.S. LIBOR + 1.330% 3.2371% 1/15/33 (a)(b)(c)	5,176,000	5,181,694
Marlette Funding Trust:
Series 2019-4A Class A, 2.39% 12/17/29 (b)	4,142,429	4,171,106
Series 2020-1A Class A, 2.24% 3/15/30 (b)	3,000,000	3,013,550
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (b)	3,681,193	3,881,147
Milos CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 1.070% 2.7571% 10/20/30 (a)(b)(c)	8,191,000	8,191,000
Nationstar HECM Loan Trust:
Series 2018-2A Class A, 3.1877% 7/25/28 (b)	960,454	960,802
Series 2018-3A Class A 3.5545% 11/25/28 (b)	3,392,625	3,387,981
Series 2019-1A Class A, 2.6513% 6/25/29 (b)	2,982,109	2,992,909
Navistar Financial Dealer Note Master Trust Series 2018-1 Class A, 1 month U.S. LIBOR + 0.630% 2.2568% 9/25/23 (a)(b)(c)	11,000,000	11,021,148
New Century Home Equity Loan Trust Series 2005-4 Class M2, 1 month U.S. LIBOR + 0.510% 2.1368% 9/25/35 (a)(c)	76,951	76,957
Niagara Park CLO, Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.300% 3.1361% 7/17/32 (a)(b)(c)	8,530,000	8,531,706
Planet Fitness Master Issuer LLC Series 2019-1A Class A2, 3.858% 12/5/49 (b)	6,154,000	6,429,945
Prosper Marketplace Issuance Trust:
Series 2018-2A Class A, 3.35% 10/15/24 (b)	556,399	557,500
Series 2019-4A Class A, 2.48% 2/17/26 (b)	2,019,847	2,029,827
RMF Buyout Issuance Trust Series 2020-1 Class A, 2.1582% 2/25/30 (b)	277,207	279,679
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (b)	7,806,000	7,805,881
Class B, 4.335% 3/15/40 (b)	712,000	707,662
SBA Tower Trust Series 2019, 2.836% 1/15/50 (b)	8,004,000	8,391,151
SoFi Consumer Loan Program Trust Series 2019-4 Class A, 2.45% 8/25/28 (b)	8,115,234	8,191,665
Taconic Park CLO, Ltd. Series 2020-1A Class A1R, 3 month U.S. LIBOR + 1.000% 1% 1/20/29 (a)(b)(c)	5,538,000	5,538,000
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 2.4868% 9/25/34 (a)(c)	3,983	3,908
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (a)(b)	8,014,685	8,316,192
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (b)	10,047,322	10,159,530
Towd Point Mortgage Trust:
Series 2018-3 Class A1, 3.75% 5/25/58 (b)	6,476,876	6,841,868
Series 2018-6 Class A1A, 3.75% 3/25/58 (b)	5,637,552	5,906,824
Series 2019-1 Class A1, 3.75% 3/25/58 (b)	2,725,328	2,908,398
Series 2019-MH1 Class A1, 3% 11/25/58 (b)	2,159,746	2,191,897
Upgrade Receivables Trust:
Series 2019-1A Class A, 3.48% 3/15/25 (b)	1,046,566	1,050,169
Series 2019-2A Class A, 2.77% 10/15/25 (b)	4,503,629	4,525,356
Verde CLO Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.350% 3.1813% 4/15/32 (a)(b)(c)	8,662,000	8,662,000
Voya CLO Ltd. Series 2019-2A Class A, 3 month U.S. LIBOR + 1.270% 3.0891% 7/20/32 (a)(b)(c)	8,868,000	8,872,434
TOTAL ASSET-BACKED SECURITIES
(Cost $413,495,550)		419,464,944

Collateralized Mortgage Obligations - 0.3%
Private Sponsor - 0.1%
Banc of America Funding Corp. Series 2015-R3 Class 10A1, 1 month U.S. LIBOR + 0.140% 1.8009% 6/27/36 (a)(b)(c)	612,484	606,628
BCAP LLC Trust sequential payer:
Series 2010-RR2 Class 5A2, 5% 12/26/36 (b)	517,869	522,863
Series 2012-RR5 Class 8A5, 1.8578% 7/26/36 (a)(b)	102,135	101,258
Citigroup Mortgage Loan Trust sequential payer Series 2009-5 Class 5A1, 4.3541% 1/25/37 (a)(b)	91,524	92,531
CSMC floater Series 2015-1R Class 6A1, 1 month U.S. LIBOR + 0.280% 2.0073% 5/27/37 (a)(b)(c)	579,018	561,577
FirstKey Mortgage Trust sequential payer Series 2015-1 Class A9, 3% 3/25/45 (a)(b)	1,097,056	1,109,275
Gosforth Funding PLC floater Series 2018-1A Class A1, 3 month U.S. LIBOR + 0.450% 2.1293% 8/25/60 (a)(b)(c)	5,119,518	5,116,994
Holmes Master Issuer PLC floater Series 2018-2A Class A2, 3 month U.S. LIBOR + 0.420% 2.2513% 10/15/54 (a)(b)(c)	6,626,443	6,622,639
JPMorgan Resecuritization Trust floater Series 2012-2 Class 6A1, 1 month U.S. LIBOR + 0.210% 1.8638% 6/21/36 (a)(b)(c)	198,407	197,790
Lanark Master Issuer PLC:
floater Series 2019-1A Class 1A1, 3 month U.S. LIBOR + 0.770% 2.4528% 12/22/69 (a)(b)(c)	4,172,980	4,177,412
Series 2019-2A Class 1A, 2.71% 12/22/69 (b)	5,800,000	5,897,539
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 1 month U.S. LIBOR + 0.170% 1.8309% 2/25/37 (a)(c)	2,803	2,853
Nationstar HECM Loan Trust sequential payer Series 2019-2A Class A, 2.2722% 11/25/29 (b)	3,594,663	3,584,875
New Residential Mortgage Loan Trust Series 2019-5A Class A1B, 3.5% 8/25/59 (b)	2,616,798	2,720,732
New Residential Mtg Ln Trust 2020 3.5% 10/25/59 (b)	4,127,241	4,323,964
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 1 month U.S. LIBOR + 0.290% 1.9168% 7/25/35 (a)(c)	1,575	1,576
Permanent Master Issuer PLC floater:
Series 2018-1A Class 1A1, 3 month U.S. LIBOR + 0.380% 2.2113% 7/15/58 (a)(b)(c)	11,487,000	11,487,425
Series-1A Class 1A1, 3 month U.S. LIBOR + 0.550% 2.3813% 7/15/58 (a)(b)(c)	5,256,000	5,263,626
Provident Funding Mortgage Trust sequential payer Series 2019-1 Class A3, 3% 12/25/49 (b)	3,840,208	3,930,213
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 2.7849% 7/20/34 (a)(c)	1,466	1,438
Silverstone Master Issuer PLC floater:
Series 2015-1A Class 2A2, 3 month U.S. LIBOR + 0.550% 2.3691% 1/21/70 (a)(b)(c)	1,485,000	1,485,322
Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 2.3891% 1/21/70 (a)(b)(c)	4,161,540	4,165,057
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 1 month U.S. LIBOR + 0.640% 2.2668% 9/25/43 (a)(c)	2,397,415	2,400,990
Winwater Mortgage Loan Trust sequential payer Series 2015-1 Class A9, 2.5% 1/20/45 (b)	151,203	151,148

TOTAL PRIVATE SPONSOR		64,525,725

U.S. Government Agency - 0.2%
Fannie Mae:
planned amortization class Series 2012-149:
Class DA, 1.75% 1/25/43	1,269,793	1,278,359
Class GA, 1.75% 6/25/42	1,334,373	1,343,291
Series 2005-79 Class ZC, 5.9% 9/25/35	294,005	339,842
Series 2007-75 Class JI, 6.540% - 1 month U.S. LIBOR 4.9183% 8/25/37 (a)(i)(j)	1,100,707	241,249
Series 2010-135 Class ZA, 4.5% 12/25/40	965,416	1,076,088
Series 2010-150 Class ZC, 4.75% 1/25/41	992,645	1,128,283
Series 2010-95 Class ZC, 5% 9/25/40	2,130,730	2,440,458
Series 2011-4 Class PZ, 5% 2/25/41	451,842	520,448
Series 2012-100 Class WI, 3% 9/25/27 (i)	675,659	50,007
Series 2012-14 Class JS, 6.650% - 1 month U.S. LIBOR 5.0233% 12/25/30 (a)(i)(j)	243,539	20,401
Series 2012-9 Class SH, 6.550% - 1 month U.S. LIBOR 4.9233% 6/25/41 (a)(i)(j)	304,993	32,779
Series 2013-133 Class IB, 3% 4/25/32 (i)	481,446	25,553
Series 2013-134 Class SA, 6.050% - 1 month U.S. LIBOR 4.4233% 1/25/44 (a)(i)(j)	254,085	42,496
Series 2013-44 Class DJ, 1.85% 5/25/33	12,908,814	12,967,223
Series 2013-51 Class GI, 3% 10/25/32 (i)	872,691	69,796
Series 2015-42 Class IL, 6% 6/25/45 (i)	1,131,682	234,010
Series 2015-70 Class JC, 3% 10/25/45	904,530	954,846
Series 2017-30 Class AI, 5.5% 5/25/47 (i)	610,470	122,047
Freddie Mac:
planned amortization class Series 4135 Class AB, 1.75% 6/15/42	1,004,214	1,011,656
sequential payer Series 3871 Class KB, 5.5% 6/15/41	755,852	896,084
Series 2017-4683 Class LM, 3% 5/15/47	1,252,741	1,303,642
Series 2933 Class ZM, 5.75% 2/15/35	565,335	671,867
Series 2996 Class ZD, 5.5% 6/15/35	386,157	456,157
Series 3237 Class C, 5.5% 11/15/36	562,160	650,136
Series 3955 Class YI, 3% 11/15/21 (i)	68,475	1,216
Series 3980 Class EP, 5% 1/15/42	3,424,193	3,844,403
Series 4055 Class BI, 3.5% 5/15/31 (i)	428,662	25,072
Series 4149 Class IO, 3% 1/15/33 (i)	420,121	44,510
Series 4314 Class AI, 5% 3/15/34 (i)	137,295	10,660
Series 4427 Class LI, 3.5% 2/15/34 (i)	788,902	59,011
Series 4471 Class PA 4% 12/15/40	662,431	696,158
Freddie Mac Multi-family Structured pass-thru certificates Series 4386 Class AZ, 4.5% 11/15/40	950,556	1,040,915
Freddie Mac Seasoned Credit Risk Transfer Trust Series 2018-3 Class M55D, 4% 8/25/57	3,211,316	3,468,159
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2010-H27 Series FA, 1 month U.S. LIBOR + 0.380% 2.1144% 12/20/60 (a)(c)(k)	1,052,219	1,049,846
Series 2011-H20 Class FA, 1 month U.S. LIBOR + 0.550% 2.2844% 9/20/61 (a)(c)(k)	4,733,196	4,743,236
Series 2012-H18 Class NA, 1 month U.S. LIBOR + 0.520% 2.2544% 8/20/62 (a)(c)(k)	968,425	969,217
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 2.3844% 5/20/61 (a)(c)(k)	22,795	22,860
Series 2013-H19 Class FC, 1 month U.S. LIBOR + 0.600% 2.3344% 8/20/63 (a)(c)(k)	3,130,992	3,138,184
planned amortization class:
Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 6.706% 12/20/40 (a)(j)	1,187,000	1,446,332
Series 2016-69 Class WA, 3% 2/20/46	818,997	856,017
Series 2017-134 Class BA, 2.5% 11/20/46	1,401,103	1,445,362
sequential payer:
Series 2010-160 Class DY, 4% 12/20/40	2,508,816	2,811,657
Series 2010-170 Class B, 4% 12/20/40	559,259	626,697
Series 2017-139 Class BA, 3% 9/20/47	7,804,913	8,275,769
Series 2010-116 Class QB, 4% 9/16/40	3,947,281	4,193,353
Series 2010-14 Class SN, 5.950% - 1 month U.S. LIBOR 4.2915% 2/16/40 (a)(i)(j)	584,607	101,867
Series 2011-94 Class SA, 6.100% - 1 month U.S. LIBOR 4.453% 7/20/41 (a)(i)(j)	183,022	33,349
Series 2013-149 Class MA, 2.5% 5/20/40	2,897,799	3,005,132
Series 2015-H13 Class HA, 2.5% 8/20/64 (k)	543,983	545,456
Series 2015-H17 Class HA, 2.5% 5/20/65 (k)	590,376	591,138
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 1.88% 8/20/66 (a)(c)(k)	3,499,856	3,501,205

TOTAL U.S. GOVERNMENT AGENCY		74,423,499

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $136,827,082)		138,949,224

Commercial Mortgage Securities - 1.1%
BAMLL Commercial Mortgage Securities Trust:
sequential payer Series 2019-BPR:
Class AMP, 3.287% 11/5/32 (b)	6,500,000	6,859,361
Class ANM, 3.112% 11/5/32 (b)	4,963,000	5,253,089
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (b)	1,113,000	1,179,800
Class CNM, 3.8425% 11/5/32 (a)(b)	461,000	487,698
BANK sequential payer:
Series 2019-BN21 Class A4, 2.6% 10/17/52	4,400,000	4,653,192
Series 2019-BN24 Class A3, 2.96% 11/15/62	2,500,000	2,719,429
Barclays Commercial Mortgage Securities LLC Series 2015-STP Class A, 3.3228% 9/10/28 (b)	3,445,145	3,461,156
Bayview Commercial Asset Trust floater:
Series 2005-3A Class A2, 1 month U.S. LIBOR + 0.400% 2.0268% 11/25/35 (a)(b)(c)	24,478	23,636
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.390% 2.0168% 1/25/36 (a)(b)(c)	60,757	58,701
Class M1, 1 month U.S. LIBOR + 0.450% 2.0768% 1/25/36 (a)(b)(c)	19,611	18,951
Series 2006-4A Class A2, 1 month U.S. LIBOR + 0.270% 1.8968% 12/25/36 (a)(b)(c)	152,627	146,620
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 1.8968% 3/25/37 (a)(b)(c)	37,333	35,238
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 1.8968% 7/25/37 (a)(b)(c)	110,608	105,147
Class A2, 1 month U.S. LIBOR + 0.320% 1.9468% 7/25/37 (a)(b)(c)	103,558	97,180
Class M1, 1 month U.S. LIBOR + 0.370% 1.9968% 7/25/37 (a)(b)(c)	35,249	32,761
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 1.9168% 7/25/37 (a)(b)(c)	38,330	36,228
Class M1, 1 month U.S. LIBOR + 0.310% 1.9368% 7/25/37 (a)(b)(c)	20,313	19,311
Class M2, 1 month U.S. LIBOR + 0.340% 1.9668% 7/25/37 (a)(b)(c)	21,726	20,487
Class M3, 1 month U.S. LIBOR + 0.370% 1.9968% 7/25/37 (a)(b)(c)	34,797	32,092
Class M4, 1 month U.S. LIBOR + 0.500% 2.1268% 7/25/37 (a)(b)(c)	54,933	51,468
Class M5, 1 month U.S. LIBOR + 0.600% 2.2268% 7/25/37 (a)(b)(c)	22,423	27,196
BBCMS Mortgage Trust sequential payer Series 2019-C4 Class A4, 2.661% 8/15/52	4,000,000	4,211,545
Benchmark Commercial Mortgage Trust Series 2018-B3 Class A3, 3.746% 4/10/51	1,700,000	1,847,516
Benchmark Mortgage Trust:
Series 2019-B12 Class XA, 1.0683% 8/15/52 (a)(i)	40,145,393	3,028,155
Series 2019-B14 Class XA, 0.7912% 12/15/62 (a)(i)	22,980,081	1,307,479
BX Commercial Mortgage Trust:
floater Series 2020-BXLP:
Class B, 1 month U.S. LIBOR + 1.000% 2.6585% 12/15/29 (a)(b)(c)	4,451,000	4,449,662
Class C, 1 month U.S. LIBOR + 1.120% 2.7785% 12/15/29 (a)(b)(c)	3,689,000	3,692,472
Class D, 1 month U.S. LIBOR + 1.250% 2.9085% 12/15/29 (a)(b)(c)	5,099,000	5,113,402
floater sequential payer:
Series 2019-CALM Class A, 1 month U.S. LIBOR + 0.870% 2.5345% 11/15/32 (a)(b)(c)	1,900,000	1,900,594
Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 2.4585% 12/15/29 (a)(b)(c)	8,812,000	8,816,073
BX Trust:
floater:
Series 2018-EXCL:
Class A, 1 month U.S. LIBOR + 1.088% 2.7461% 9/15/37 (a)(b)(c)	3,889,969	3,885,292
Class B, 1 month U.S. LIBOR + 1.320% 2.9835% 9/15/37 (a)(b)(c)	4,446,198	4,439,064
Class D, 1 month U.S. LIBOR + 2.620% 4.2835% 9/15/37 (a)(b)(c)	2,530,703	2,531,679
Series 2018-IND Class F, 1 month U.S. LIBOR + 1.800% 3.4585% 11/15/35 (a)(b)(c)	2,713,900	2,718,257
Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 2.9585% 4/15/34 (a)(b)(c)	4,464,000	4,462,647
Class C, 1 month U.S. LIBOR + 1.600% 3.2585% 4/15/34 (a)(b)(c)	2,952,000	2,951,995
Class D, 1 month U.S. LIBOR + 1.900% 3.5585% 4/15/34 (a)(b)(c)	3,099,000	3,100,950
Series 2019-XL:
Class B, 1 month U.S. LIBOR + 1.080% 2.7385% 10/15/36 (a)(b)(c)	3,832,112	3,838,264
Class C, 1 month U.S. LIBOR + 1.250% 2.9085% 10/15/36 (a)(b)(c)	4,818,085	4,830,174
Class D, 1 month U.S. LIBOR + 1.450% 3.1085% 10/15/36 (a)(b)(c)	6,823,471	6,849,505
Class E, 1 month U.S. LIBOR + 1.800% 3.4585% 10/15/36 (a)(b)(c)	9,588,400	9,630,788
Series 2020-BXLP Class E, 1 month U.S. LIBOR + 1.600% 3.2585% 12/15/29 (a)(b)(c)	4,677,000	4,699,075
floater, sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 2.6585% 4/15/34 (a)(b)(c)	8,070,000	8,065,125
Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 2.5785% 10/15/36 (a)(b)(c)	18,439,230	18,521,716
CD Commercial Mortgage Trust Series 2017-CD6 Class A3, 3.104% 11/13/50	2,500,000	2,656,715
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, 1 month U.S. LIBOR + 0.950% 2.6085% 11/15/36 (a)(b)(c)	3,687,000	3,684,688
Class B, 1 month U.S. LIBOR + 1.250% 2.9085% 11/15/36 (a)(b)(c)	1,400,000	1,397,364
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 2.7785% 6/15/34 (a)(b)(c)	14,057,000	14,050,411
Class B, 1 month U.S. LIBOR + 1.500% 3.1585% 6/15/34 (a)(b)(c)	2,119,000	2,115,678
Class C, 1 month U.S. LIBOR + 1.750% 3.4085% 6/15/34 (a)(b)(c)	2,394,000	2,390,247
Citigroup Commercial Mortgage Trust:
sequential payer Series 2016-GC37 Class A3, 3.05% 4/10/49	4,000,000	4,281,484
Series 2015-GC29 Class XA, 1.0774% 4/10/48 (a)(i)	31,995,730	1,449,701
Series 2015-GC33 Class XA, 0.8942% 9/10/58 (a)(i)	18,937,622	806,551
Series 2016-C2 Class A3, 2.575% 8/10/49	2,800,000	2,934,248
Series 2016-GC36 Class A4, 3.349% 2/10/49	2,500,000	2,717,370
Series 2016-P6 Class XA, 0.7931% 12/10/49 (a)(i)	17,410,027	584,061
COMM Mortgage Trust:
sequential payer:
Series 2013-CR7 Class AM, 3.314% 3/10/46 (b)	1,700,000	1,776,497
Series 2015-DC1 Class A5, 3.35% 2/10/48	3,800,000	4,093,398
Series 2014-CR17 Class XA, 0.9735% 5/10/47 (a)(i)	18,926,886	660,927
Series 2014-CR20 Class XA, 1.0272% 11/10/47 (a)(i)	18,188,941	744,619
Series 2014-LC17 Class XA, 0.7681% 10/10/47 (a)(i)	42,222,920	1,192,325
Series 2014-UBS6:
Class A5, 3.644% 12/10/47	3,900,000	4,223,641
Class XA, 0.892% 12/10/47 (a)(i)	11,077,262	380,085
Series 2015-CR23 Class A3, 3.23% 5/10/48	2,500,000	2,686,272
Series 2015-CR24 Class A4, 3.432% 8/10/48	1,500,000	1,622,073
Series 2015-PC1 Class A4, 3.62% 7/10/50	1,900,000	2,073,799
Core Industrial Trust floater Series 2019-CORE Class A, 1 month U.S. LIBOR + 0.880% 2.5385% 12/15/31 (a)(b)(c)	2,583,000	2,582,225
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4 Class A, 1 month U.S. LIBOR + 0.980% 2.6385% 5/15/36 (a)(b)(c)	15,700,000	15,699,983
Series 2018-SITE:
Class A, 4.284% 4/15/36 (b)	5,008,000	5,383,233
Class B, 4.5349% 4/15/36 (b)	1,543,000	1,658,688
Class C, 4.782% 4/15/36 (a)(b)	1,033,000	1,107,420
Class D, 4.782% 4/15/36 (a)(b)	2,066,000	2,182,178
CSAIL Commercial Mortgage Trust Series 2016-C7 Class A4, 3.21% 11/15/49	2,800,000	2,997,825
Fannie Mae Series 2017-M1 Class A2, 2.4167% 10/25/26 (a)	2,300,000	2,435,088
Freddie Mac:
sequential payer:
Series 2017-K069 Class AM, 3.248% 9/25/27	1,750,000	1,924,160
Series 2018-K082 Class A2, 3.92% 9/25/28	10,200,000	11,956,032
Series 2018-K083 Class AM, 4.03% 10/25/28	1,150,000	1,354,031
Series 2019-K103 Class A2, 2.651% 11/25/29	13,700,000	14,889,660
Series K076:
Class A2, 3.9% 4/25/28	4,800,000	5,585,251
Class AM, 3.9% 4/25/28	2,125,000	2,460,431
Series K077 Class AM, 3.85% 5/25/28	660,000	763,621
Series K090 Class A2, 3.422% 2/25/29	7,200,000	8,194,623
Freddie Mac Multi-family Structured pass-thru certificates Series K078 Class A2, 3.854% 6/25/28	17,300,000	20,105,008
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.450% 3.1085% 9/15/31 (a)(b)(c)	17,575,000	17,530,699
Series 2018-HART Class A, 1 month U.S. LIBOR + 1.090% 2.7485% 10/15/31 (a)(b)(c)	4,013,000	4,016,078
Series 2013-GC12 Class XA, 1.4176% 6/10/46 (a)(i)	5,403,705	204,678
Series 2015-GC30 Class A3, 3.119% 5/10/50	2,000,000	2,135,133
Series 2015-GC34 Class XA, 1.2682% 10/10/48 (a)(i)	5,885,017	336,293
Series 2019-GC40 Class A3, 2.904% 7/10/52	2,000,000	2,152,239
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C19 Class XA, 0.7505% 4/15/47 (a)(i)	3,492,438	71,710
Series 2015-C30 Class A4, 3.5508% 7/15/48	1,900,000	2,064,482
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, 1 month U.S. LIBOR + 1.000% 2.6585% 9/15/29 (a)(b)(c)	6,300,000	6,301,950
Series 2007-CB19 Class B, 5.9407% 2/12/49 (a)(l)	15,599	780
Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (b)	2,700,000	2,925,670
Class CFX, 4.9498% 7/5/33 (b)	919,000	997,527
Class DFX, 5.3503% 7/5/33 (b)	1,414,000	1,537,439
Class EFX, 5.5422% 7/5/33 (b)	1,934,000	2,085,995
Class XAFX, 1.116% 7/5/33 (a)(b)(i)	10,000,000	358,383
Series 2019-COR4 Class A3, 3.7629% 3/10/52	5,400,000	6,041,620
Morgan Stanley BAML Trust:
sequential payer:
Series 2014-C16 Class A3, 3.592% 6/15/47	1,637,170	1,660,594
Series 2015-C21 Class A3, 3.077% 3/15/48	3,732,073	3,960,526
Series 2015-C25:
Class A4, 3.372% 10/15/48	2,800,000	3,033,639
Class XA, 1.0925% 10/15/48 (a)(i)	10,889,144	504,504
Series 2015-C26 Class A4, 3.252% 10/15/48	3,200,000	3,434,684
Series 2016-C32 Class A3, 3.459% 12/15/49	5,100,000	5,612,712
Morgan Stanley Capital I Trust:
floater:
Series 2018-BOP Class A, 1 month U.S. LIBOR + 0.850% 2.5085% 8/15/33 (a)(b)(c)	7,150,000	7,141,394
Series 2019-AGLN Class A, 1 month U.S. LIBOR + 0.950% 2.6085% 3/15/34 (a)(b)(c)	3,470,000	3,461,289
floater sequential payer Series 2019-NUGS Class A, 1 month U.S. LIBOR + 0.950% 2.6085% 12/15/36 (a)(b)(c)	5,200,000	5,194,282
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (b)	10,782,000	11,357,829
Series 2011-C3 Class AJ, 5.2445% 7/15/49 (a)(b)	4,200,000	4,374,987
Series 2015-UBS8 Class A3, 3.54% 12/15/48	3,000,000	3,270,196
Series 2016-UB12 Class A3, 3.337% 12/15/49	2,000,000	2,183,563
Series 2018-H4 Class A4, 4.31% 12/15/51	3,237,000	3,819,667
Series 2019-MEAD:
Class B, 3.1771% 11/10/36 (b)	1,558,000	1,617,536
Class C, 3.1771% 11/10/36 (b)	1,495,000	1,532,128
MSCG Trust Series 2016-SNR:
Class A, 3.348% 11/15/34 (a)(b)	511,909	517,475
Class B, 4.181% 11/15/34 (b)	1,796,900	1,830,497
Class C, 5.205% 11/15/34 (b)	1,260,550	1,293,916
RETL floater Series 2019-RVP:
Class A, 1 month U.S. LIBOR + 1.150% 2.8085% 3/15/36 (a)(b)(c)	3,686,673	3,687,814
Class B, 1 month U.S. LIBOR + 1.550% 3.2085% 3/15/36 (a)(b)(c)	3,800,000	3,803,553
Class C, 1 month U.S. LIBOR + 2.100% 3.7585% 3/15/36 (a)(b)(c)	8,731,000	8,750,241
UBS Commercial Mortgage Trust:
Series 2017-C1 Class A3, 3.283% 11/15/50	5,500,000	6,025,274
Series 2017-C7 Class XA, 1.0558% 12/15/50 (a)(i)	17,574,634	1,127,423
Series 2018-C11 Class A3, 4.3124% 6/15/51	4,100,000	4,603,358
Series 2018-C13 Class A3, 4.0694% 10/15/51	6,000,000	6,903,848
Series 2018-C9 Class ASB, 4.09% 3/15/51	3,300,000	3,694,801
UBS-Barclays Commercial Mortgage Trust floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 2.4479% 4/10/46 (a)(b)(c)	5,423,000	5,480,306
Wells Fargo Commercial Mortgage Trust:
sequential payer Series 2020-C55 Class A4, 2.474% 2/15/53	5,800,000	6,043,098
Series 2015-C31 Class XA, 1.0142% 11/15/48 (a)(i)	7,250,725	349,814
Series 2017-C42 Class XA, 0.89% 12/15/50 (a)(i)	35,668,825	2,112,358
Series 2018-C46 Class XA, 0.9441% 8/15/51 (a)(i)	13,100,886	748,488
Series 2018-C48 Class A5, 4.302% 1/15/52	3,181,000	3,740,153
WF-RBS Commercial Mortgage Trust:
floater Series 2013-C14 Class A3, 1 month U.S. LIBOR + 0.720% 2.3783% 6/15/46 (a)(b)(c)	5,434,295	5,438,262
Series 2014-C24 Class XA, 0.8369% 11/15/47 (a)(i)	6,442,369	199,115
Series 2014-LC14 Class XA, 1.2075% 3/15/47 (a)(i)	10,032,945	379,264
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $463,275,242)		477,661,045

Municipal Securities - 0.2%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev.:
Series 2009 F2, 6.263% 4/1/49	$3,470,000	$5,968,504
Series 2019 F1, 2.574% 4/1/31	1,050,000	1,111,110
California Gen. Oblig. Series 2009, 7.5% 4/1/34	630,000	1,044,282
Chicago O'Hare Int'l. Arpt. Rev. Series 2018 C, 4.472% 1/1/49	910,000	1,230,875
Colorado Reg'l. Trans. District Sales Tax Rev. (Fastracks Proj.) Series 2010 B, 5.844% 11/1/50	45,000	74,715
District of Columbia Income Tax Rev. Series 2010 F, 5.582% 12/1/35	75,000	100,942
Illinois Gen. Oblig.:
Series 2003:
4.95% 6/1/23	6,685,091	7,072,492
5.1% 6/1/33	24,560,000	28,735,200
Series 2010-1, 6.63% 2/1/35	3,845,000	4,834,818
Series 2010-3:
6.725% 4/1/35	2,510,000	3,146,109
7.35% 7/1/35	4,655,000	6,015,843
Series 2010-5, 6.2% 7/1/21	958,000	991,281
Jobsohio Beverage Sys. Statewide Series 2020 A, 2.833% 1/1/38	325,000	350,126
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2010 A, 5.716% 7/1/39	190,000	280,052
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2009 B, 5.888% 7/1/43	50,000	74,377
Massachusetts Commonwealth Trans. Fund Rev. (Accelerated Bridge Prog.) Series 2010 A, 5.731% 6/1/40	150,000	213,149
Michigan Fin. Auth. Rev. Series 2019 T, 3.384% 12/1/40	545,000	614,024
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	9,315,000	12,162,782
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2009 E, 7.414% 1/1/40	1,740,000	3,020,692
Series 2010 A, 7.102% 1/1/41	1,675,000	2,829,092
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series 2010 DD, 5.952% 6/15/42	25,000	40,722
New York City Transitional Fin. Auth. Rev. Series 2010 C2, 5.767% 8/1/36	900,000	1,192,959
Ohio State Univ. Gen. Receipts:
Series 2010 C, 4.91% 6/1/40	365,000	513,139
Series 2011 A, 4.8% 6/1/11	1,678,000	2,588,164
Port Auth. of New York & New Jersey 174th Series, 4.458% 10/1/62	390,000	532,974
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2010 A, 4.839% 1/1/41	750,000	1,054,800
Texas Private Activity Bond Surface Trans. Corp. (NTE Mobility Partners LLC North Tarrant Express Managed Lanes Proj.) Series 2019 B, 3.922% 12/31/49	555,000	641,369
Univ. of California Revs. Series 2009 R, 5.77% 5/15/43	60,000	88,468
TOTAL MUNICIPAL SECURITIES
(Cost $75,319,065)		86,523,060

Foreign Government and Government Agency Obligations - 0.1%
Colombian Republic:
3.875% 4/25/27	$600,000	$646,875
5% 6/15/45	1,895,000	2,297,095
Hungarian Republic 7.625% 3/29/41	600,000	1,026,000
Indonesian Republic:
3.4% 9/18/29	1,170,000	1,233,619
3.5% 1/11/28	2,955,000	3,123,066
Israeli State:
(guaranteed by U.S. Government through Agency for International Development) 5.5% 12/4/23	180,000	209,589
4% 6/30/22	1,700,000	1,784,694
Italian Republic 2.375% 10/17/24	3,800,000	3,816,041
Panamanian Republic:
3.16% 1/23/30	1,725,000	1,827,422
4.3% 4/29/53	615,000	757,603
4.5% 4/16/50	400,000	498,625
Province of Quebec yankee 7.125% 2/9/24	810,000	996,430
United Mexican States:
4.15% 3/28/27	750,000	824,531
4.75% 3/8/44	2,960,000	3,430,825
Uruguay Republic:
4.975% 4/20/55	740,000	920,838
5.1% 6/18/50	1,375,000	1,735,508
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $23,742,838)		25,128,761

Bank Notes - 0.1%
Capital One NA 2.95% 7/23/21	5,551,000	5,654,423
Discover Bank:
3.1% 6/4/20	$6,744,000	$6,758,325
3.2% 8/9/21	6,369,000	6,504,919
3.45% 7/27/26	435,000	463,395
4.682% 8/9/28 (a)	3,503,000	3,722,638
KeyBank NA 3.9% 4/13/29	2,005,000	2,243,893
RBS Citizens NA 2.55% 5/13/21	1,705,000	1,727,726
Regions Bank 6.45% 6/26/37	2,533,000	3,574,977
SunTrust Banks, Inc.:
2.75% 5/1/23	645,000	669,894
3.3% 5/15/26	965,000	1,042,817
Synchrony Bank 3.65% 5/24/21	5,843,000	5,986,917
U.S. Bank NA, Cincinnati 2.65% 5/23/22	1,500,000	1,541,437
TOTAL BANK NOTES
(Cost $37,607,555)		39,891,361
	Shares	Value

Fixed-Income Funds - 77.1%
Bank Loan Funds - 0.4%
Eaton Vance Floating-Rate Fund - Advisers Class	22,545,645	$196,598,029
High Yield Fixed-Income Funds - 0.4%
Stone Harbor Emerging Markets Debt Fund	16,123,396	159,944,092
Inflation-Protected Bond Funds - 0.2%
Fidelity Inflation-Protected Bond Index Fund (m)	10,148,210	105,541,389
Intermediate Government Funds - 8.4%
Fidelity SAI U.S. Treasury Bond Index Fund (m)	368,196,069	3,902,878,329
iShares 3-7 Year Treasury Bond ETF (n)	5,100	664,428

TOTAL INTERMEDIATE GOVERNMENT FUNDS		3,903,542,757

Intermediate-Term Bond Funds - 66.2%
Baird Short-Term Bond Fund - Institutional Class	60,696,066	722,890,145
BlackRock Total Return Fund Institutional Shares	29,465,133	362,126,484
DoubleLine Total Return Bond Fund Class N	126,519,307	1,380,325,645
Fidelity SAI Total Bond Fund (m)	624,510,129	6,719,728,989
Fidelity Sustainability Bond Index Fund (m)	2,356,525	25,615,432
Fidelity U.S. Bond Index Fund (m)	12,676,015	156,168,500
iShares Core U.S. Aggregate Bond ETF	4,531	526,593
John Hancock Bond Fund Class A	15,015,255	248,352,311
JPMorgan Core Plus Bond Fund Class A	34,011,217	296,237,701
Metropolitan West Total Return Bond Fund Class M	207,246,005	2,341,879,852
PIMCO Income Fund Institutional Class	104,030,310	1,245,242,811
PIMCO Mortgage Opportunities Fund Institutional Class	80,360,573	877,537,456
PIMCO Total Return Fund Institutional Class	672,409,185	7,194,778,271
Prudential Total Return Bond Fund Class A	141,848,164	2,119,211,569
TCW Total Return Bond Fund Class I	30,586,453	315,958,058
Voya Intermediate Bond Fund Class I	112,787,632	1,202,316,154
Western Asset Core Bond Fund Class I	165,000,909	2,189,562,062
Western Asset Core Plus Bond Fund Class I	269,088,133	3,282,875,220

TOTAL INTERMEDIATE-TERM BOND FUNDS		30,681,333,253

Long Government Bond Funds - 1.5%
iShares 20+ Year Treasury Bond ETF (n)	4,433,020	688,492,336
TOTAL FIXED-INCOME FUNDS
(Cost $34,068,375,007)		35,735,451,856
	Principal Amount	Value

Preferred Securities - 0.1%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
MPLX LP 6.875% (a)(o)	300,000	290,350
FINANCIALS - 0.1%
Banks - 0.1%
Bank of Nova Scotia 4.65% (a)(o)	12,927,000	12,948,531
Barclays Bank PLC 7.625% 11/21/22	27,412,000	31,127,348
Barclays PLC 7.875% (Reg. S) (a)(o)	290,000	310,864
Citigroup, Inc. 4.7% (a)(o)	215,000	213,099
JPMorgan Chase & Co. 4.6% (a)(o)	490,000	494,792
Royal Bank of Scotland Group PLC 7.5% (a)(o)	200,000	204,418
Wells Fargo & Co. 5.9% (a)(o)	700,000	759,341
		46,058,393
INDUSTRIALS - 0.0%
Trading Companies & Distributors - 0.0%
AerCap Holdings NV 5.875% 10/10/79 (a)	710,000	736,948
TOTAL PREFERRED SECURITIES
(Cost $47,463,809)		47,085,691
	Shares	Value

Money Market Funds - 1.2%
Fidelity Cash Central Fund 1.60% (p)	68,499,185	68,512,885
Fidelity Securities Lending Cash Central Fund 1.60% (p)(q)	419,758,124	419,800,100
State Street Institutional U.S. Government Money Market Fund Premier Class 1.53% (r)	67,053,641	67,053,641
TOTAL MONEY MARKET FUNDS
(Cost $555,362,981)		555,366,626

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.67% and receive quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/7/25	20,100,000	$388,479
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.785% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/24/24	28,800,000	472,237
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 2.215% and receive quarterly a floating rate based on 3-month LIBOR, expiring July 2029	7/10/24	5,000,000	49,424
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 2.605% and receive quarterly a floating rate based on 3-month LIBOR, expiring May 2029	4/29/22	5,300,000	13,983
Option on an interest rate swap with Citibank, N.A. to pay semi-annually a fixed rate of 2.54% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/5/22	4,500,000	12,328
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 1.4% and receive quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/26/25	11,700,000	288,982
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 1.4025% and receive quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/26/25	14,200,000	349,997
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 1.905% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/28/24	15,700,000	229,660
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.2% and receive quarterly a floating rate based on 3-month LIBOR, expiring July 2029	7/18/24	79,000,000	800,037
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.5675% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/4/22	3,000,000	7,846
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 2.645% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/14/22	9,000,000	21,255

TOTAL PUT OPTIONS			2,634,228

Call Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.67% and pay quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/7/25	20,100,000	790,276
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.785% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/24/24	28,800,000	1,228,584
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 2.215% and pay quarterly a floating rate based on 3-month LIBOR, expiring July 2029	7/10/24	5,000,000	286,704
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 2.605% and pay quarterly a floating rate based on 3-month LIBOR, expiring May 2029	4/29/22	5,300,000	538,044
Option on an interest rate swap with Citibank, N.A. to receive semi-annually a fixed rate of 2.54% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/5/22	4,500,000	439,974
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 1.4% and pay quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/26/25	11,700,000	373,066
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 1.4025% and pay quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/26/25	14,200,000	453,713
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 1.905% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/28/24	15,700,000	730,211
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.2% and pay quarterly a floating rate based on 3-month LIBOR, expiring July 2029	7/18/24	79,000,000	4,487,698
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.5675% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/4/22	3,000,000	298,327
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 2.645% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2029	4/14/22	9,000,000	937,298

TOTAL CALL OPTIONS			10,563,895

TOTAL PURCHASED SWAPTIONS
(Cost $10,741,172)			13,198,123
TOTAL INVESTMENT IN SECURITIES - 104.2%
(Cost $46,010,681,154)			48,268,296,333
NET OTHER ASSETS (LIABILITIES) - (4.2)%			(1,927,216,068)
NET ASSETS - 100%			$46,341,080,265

TBA Sale Commitments
	Principal Amount	Value
Ginnie Mae
2.5% 3/1/50	$(5,000,000)	$(5,132,428)
2.5% 3/1/50	(19,550,000)	(20,067,793)
2.5% 3/1/50	(20,750,000)	(21,299,576)
3% 3/1/50	(2,300,000)	(2,376,437)
3% 3/1/50	(11,400,000)	(11,778,861)
3% 3/1/50	(30,750,000)	(31,771,928)
3% 3/1/50	(15,500,000)	(16,015,118)
3% 3/1/50	(1,350,000)	(1,394,865)
3% 3/1/50	(3,300,000)	(3,409,670)
3% 3/1/50	(450,000)	(464,955)
3% 3/1/50	(1,100,000)	(1,136,557)
3% 3/1/50	(9,500,000)	(9,815,717)
3% 3/1/50	(19,200,000)	(19,838,081)
3% 3/1/50	(9,900,000)	(10,229,011)
3% 3/1/50	(4,900,000)	(5,062,844)
3% 3/1/50	(26,300,000)	(27,174,038)
3% 3/1/50	(13,000,000)	(13,432,034)
3% 3/1/50	(8,400,000)	(8,679,161)
3% 3/1/50	(5,350,000)	(5,527,799)
3% 3/1/50	(5,450,000)	(5,631,122)
3% 3/1/50	(5,300,000)	(5,476,137)
3% 3/1/50	(5,400,000)	(5,579,460)
3% 4/1/50	(6,700,000)	(6,915,597)
3% 4/1/50	(3,000,000)	(3,096,536)
3% 4/1/50	(6,700,000)	(6,915,597)
3% 4/1/50	(3,000,000)	(3,096,536)
3.5% 3/1/50	(7,825,000)	(8,106,714)
3.5% 3/1/50	(6,200,000)	(6,423,211)
3.5% 3/1/50	(8,300,000)	(8,598,815)
3.5% 3/1/50	(6,500,000)	(6,734,012)
3.5% 3/1/50	(9,100,000)	(9,427,616)
3.5% 3/1/50	(11,100,000)	(11,499,620)
3.5% 3/1/50	(9,300,000)	(9,634,817)
3.5% 3/1/50	(6,400,000)	(6,630,412)
3.5% 3/1/50	(3,100,000)	(3,211,606)
3.5% 3/1/50	(9,500,000)	(9,842,017)
3.5% 3/1/50	(6,300,000)	(6,526,811)
3.5% 3/1/50	(3,000,000)	(3,108,005)
3.5% 3/1/50	(11,000,000)	(11,396,020)
3.5% 3/1/50	(14,600,000)	(15,125,626)
3.5% 3/1/50	(16,000,000)	(16,576,029)
3.5% 3/1/50	(27,675,000)	(28,671,350)
3.5% 3/1/50	(17,600,000)	(18,233,632)
3.5% 3/1/50	(21,800,000)	(22,584,839)
3.5% 3/1/50	(15,700,000)	(16,265,228)
3.5% 3/1/50	(11,900,000)	(12,328,421)
3.5% 3/1/50	(17,800,000)	(18,440,832)
3.5% 3/1/50	(13,375,000)	(13,856,524)
4% 3/1/50	(7,600,000)	(7,912,535)
4% 3/1/50	(6,600,000)	(6,871,412)

TOTAL GINNIE MAE		(529,323,962)

Uniform Mortgage Backed Securities
2.5% 3/1/35	(1,600,000)	(1,642,263)
2.5% 3/1/35	(2,200,000)	(2,258,111)
2.5% 3/1/35	(1,300,000)	(1,334,338)
2.5% 3/1/35	(1,800,000)	(1,847,545)
2.5% 3/1/35	(1,700,000)	(1,744,904)
2.5% 3/1/35	(900,000)	(923,773)
2.5% 3/1/50	(8,500,000)	(8,667,915)
3% 3/1/50	(200,000)	(205,958)
3% 3/1/50	(2,500,000)	(2,574,473)
3% 3/1/50	(11,100,000)	(11,430,659)
3% 3/1/50	(9,900,000)	(10,194,912)
3% 3/1/50	(11,300,000)	(11,636,617)
3% 3/1/50	(12,000,000)	(12,357,469)
3% 3/1/50	(11,000,000)	(11,327,680)
3% 3/1/50	(3,350,000)	(3,449,793)
3% 3/1/50	(3,300,000)	(3,398,304)
3% 3/1/50	(1,850,000)	(1,905,110)
3% 3/1/50	(1,800,000)	(1,853,620)
3.5% 3/1/50	(8,500,000)	(8,826,536)
3.5% 3/1/50	(4,800,000)	(4,984,397)
3.5% 3/1/50	(1,350,000)	(1,401,862)
3.5% 3/1/50	(4,700,000)	(4,880,555)
3.5% 3/1/50	(1,350,000)	(1,401,862)
3.5% 3/1/50	(6,600,000)	(6,853,546)
3.5% 3/1/50	(4,400,000)	(4,569,030)
3.5% 3/1/50	(14,600,000)	(15,160,874)
3.5% 3/1/50	(2,700,000)	(2,803,723)
3.5% 3/1/50	(8,300,000)	(8,618,853)
3.5% 3/1/50	(1,500,000)	(1,557,624)
3.5% 3/1/50	(17,800,000)	(18,483,803)
3.5% 3/1/50	(7,000,000)	(7,268,912)
3.5% 3/1/50	(9,000,000)	(9,345,744)
3.5% 3/1/50	(17,000,000)	(17,653,072)
3.5% 3/1/50	(2,200,000)	(2,284,515)
3.5% 3/1/50	(2,150,000)	(2,232,594)
3.5% 3/1/50	(11,900,000)	(12,357,150)
3.5% 4/1/50	(8,500,000)	(8,821,888)
4% 3/1/50	(3,500,000)	(3,686,600)
4% 3/1/50	(3,000,000)	(3,159,943)
4% 3/1/50	(1,500,000)	(1,579,972)
4% 3/1/50	(1,500,000)	(1,579,972)
4% 3/1/50	(2,500,000)	(2,633,286)
4% 3/1/50	(1,500,000)	(1,579,972)
4% 4/1/50	(1,500,000)	(1,579,034)
4% 4/1/50	(1,500,000)	(1,579,034)
4% 4/1/50	(1,500,000)	(1,579,034)
4% 4/1/50	(3,000,000)	(3,158,068)
4% 4/1/50	(2,500,000)	(2,631,724)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(253,006,623)

TOTAL TBA SALE COMMITMENTS
(Proceeds $777,869,967)		$(782,330,585)

Written Swaptions
	Expiration Date	Notional Amount	Value
Put Swaptions
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.395% and receive quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/24/25	9,100,000	$(225,939)
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.45% and receive quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/4/24	10,500,000	(229,534)
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.775% and receive quarterly a floating rate based on 3-month LIBOR, expiring December 2029	12/3/24	8,200,000	(139,047)
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.795% and receive quarterly a floating rate based on 3-month LIBOR, expiring November 2029	11/25/24	10,600,000	(175,552)
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.89% and receive quarterly a floating rate based on 3-month LIBOR, expiring December 2029	12/9/24	20,200,000	(308,431)
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.9% and receive quarterly a floating rate based on 3-month LIBOR, expiring December 2029	12/10/24	20,200,000	(305,545)
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.92% and receive quarterly a floating rate based on 3-month LIBOR, expiring January 2030	1/8/25	18,000,000	(271,693)
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.97% and receive quarterly a floating rate based on 3-month LIBOR, expiring August 2029	8/1/24	17,000,000	(220,365)
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay semi-annually a fixed rate of 1.684% and receive quarterly a floating rate based on 3-month LIBOR, expiring January 2030	1/27/25	8,000,000	(151,924)

TOTAL PUT SWAPTIONS			(2,028,030)

Call Swaptions
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.395% and pay quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/24/25	9,100,000	(289,336)
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.45% and pay quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/4/24	10,500,000	(343,854)
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.775% and pay quarterly a floating rate based on 3-month LIBOR, expiring December 2029	12/3/24	8,200,000	(347,892)
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.795% and pay quarterly a floating rate based on 3-month LIBOR, expiring November 2029	11/25/24	10,600,000	(456,180)
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.89% and pay quarterly a floating rate based on 3-month LIBOR, expiring December 2029	12/9/24	20,200,000	(931,153)
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.9% and pay quarterly a floating rate based on 3-month LIBOR, expiring December 2029	12/10/24	20,200,000	(937,585)
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.92% and pay quarterly a floating rate based on 3-month LIBOR, expiring January 2030	1/8/25	18,000,000	(847,505)
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.97% and pay quarterly a floating rate based on 3-month LIBOR, expiring August 2029	8/1/24	17,000,000	(827,133)
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive semi-annually a fixed rate of 1.684% and pay quarterly a floating rate based on 3-month LIBOR, expiring January 2030	1/27/25	8,000,000	(318,283)

TOTAL CALL SWAPTIONS			(5,298,921)

TOTAL WRITTEN SWAPTIONS			$(7,326,951)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	148	June 2020	$18,167,000	$300,575	$300,575
Sold
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	1,025	June 2020	138,118,750	(3,393,981)	(3,393,981)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	1,259	June 2020	274,875,109	(2,176,944)	(2,176,944)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	149	June 2020	18,289,750	(203,730)	(203,730)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	105	June 2020	17,876,250	(739,466)	(739,466)
TOTAL SOLD					(6,514,121)
TOTAL FUTURES CONTRACTS					$(6,213,546)

The notional amount of futures purchased as a percentage of Net Assets is 0%

The notional amount of futures sold as a percentage of Net Assets is 0.9%

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	$7,200,000	$58,265	$2,807	$61,072
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	16,770,000	135,708	(234)	135,474
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	2,600,000	21,040	534	21,574
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	330,000	2,670	(60)	2,610
CMBX N.A. AAA Index Series 12	Aug. 2061	J.P. Morgan Securities LLC	(0.5%)	Monthly	8,700,000	70,403	4,188	74,591
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	710,000	5,746	348	6,094

TOTAL CREDIT DEFAULT SWAPS						$293,832	$7,583	$301,415

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
1.75%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Mar. 2022	$116,599,000	$1,634,233	$0	$1,634,233
1.75%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Mar. 2025	15,250,000	415,007	0	415,007
3-month LIBOR(3)	Quarterly	1.75%	Semi - annual	LCH	Mar. 2025	1,580,000	(34,681)	0	(34,681)
2%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Mar. 2027	12,810,000	577,821	0	577,821
3-month LIBOR(3)	Quarterly	2%	Semi - annual	LCH	Mar. 2030	32,510,000	(1,727,906)	0	(1,727,906)

TOTAL INTEREST RATE SWAPS							$864,474	$0	$864,474

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,235,147,019 or 2.7% of net assets.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,755,586.

 (e) Security or a portion of the security has been segregated as collateral for open options. At period end, the value of securities pledged amounted to $163,456.

 (f) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $1,369,631.

 (g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (h) A portion of the security sold on a delayed delivery basis.

 (i) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (j) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (k) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (l) Level 3 security

 (m) Affiliated Fund

 (n) Security or a portion of the security is on loan at period end.

 (o) Security is perpetual in nature with no stated maturity date.

 (p) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (q) Investment made with cash collateral received from securities on loan.

 (r) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,587,709
Fidelity Securities Lending Cash Central Fund	112,566
Total	$2,700,275

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Inflation-Protected Bond Index Fund	$225,416,281	$115,955,934	$242,625,956	$264,130	$1,062,439	$5,732,691	$105,541,389
Fidelity SAI Total Bond Fund	6,465,621,313	424,835,503	537,395,211	214,917,863	5,691,970	360,975,414	6,719,728,989
Fidelity SAI U.S. Treasury Bond Index Fund	1,277,017,459	2,949,823,860	614,395,663	64,583,022	5,380,112	285,052,561	3,902,878,329
Fidelity Sustainability Bond Index Fund	23,027,435	758,447	--	646,713	--	1,829,550	25,615,432
Fidelity U.S. Bond Index Fund	193,744,006	338,652,029	393,553,883	4,708,685	13,631,354	3,694,994	156,168,500
Total	$8,184,826,494	$3,830,025,773	$1,787,970,713	$285,120,413	$25,765,875	$657,285,210	$10,909,932,639

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$3,522,911,831	$--	$3,522,911,831	$--
U.S. Government and Government Agency Obligations	2,980,880,683	--	2,980,880,683	--
U.S. Government Agency - Mortgage Securities	4,225,783,128	--	4,225,783,128	--
Asset-Backed Securities	419,464,944	--	419,464,944	--
Collateralized Mortgage Obligations	138,949,224	--	138,949,224	--
Commercial Mortgage Securities	477,661,045	--	477,660,265	780
Municipal Securities	86,523,060	--	86,523,060	--
Foreign Government and Government Agency Obligations	25,128,761	--	25,128,761	--
Bank Notes	39,891,361	--	39,891,361	--
Fixed-Income Funds	35,735,451,856	35,735,451,856	--	--
Preferred Securities	47,085,691	--	47,085,691	--
Money Market Funds	555,366,626	555,366,626	--	--
Purchased Swaptions	13,198,123	--	13,198,123	--
Total Investments in Securities:	$48,268,296,333	$36,290,818,482	$11,977,477,071	$780
Derivative Instruments:
Assets
Futures Contracts	$300,575	$300,575	$--	$--
Swaps	2,920,893	--	2,920,893	--
Total Assets	$3,221,468	$300,575	$2,920,893	$--
Liabilities
Futures Contracts	$(6,514,121)	$(6,514,121)	$--	$--
Swaps	(1,762,587)	--	(1,762,587)	--
Written Swaptions	(7,326,951)	--	(7,326,951)	--
Total Liabilities	$(15,603,659)	$(6,514,121)	$(9,089,538)	$--
Total Derivative Instruments:	$(12,382,191)	$(6,213,546)	$(6,168,645)	$--
Other Financial Instruments:
TBA Sale Commitments	$(782,330,585)	$--	$(782,330,585)	$--
Total Other Financial Instruments:	$(782,330,585)	$--	$(782,330,585)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps(a)	$293,832	$0
Total Credit Risk	293,832	0
Interest Rate Risk
Futures Contracts(b)	300,575	(6,514,121)
Purchased Swaptions(c)	13,198,123	0
Swaps(d)	2,627,061	(1,762,587)
Written Swaptions(e)	0	(7,326,951)
Total Interest Rate Risk	16,125,759	(15,603,659)
Total Value of Derivatives	$16,419,591	$(15,603,659)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (c) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (d) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

 (e) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2020
Assets
Investment in securities, at value (including securities loaned of $420,630,177) — See accompanying schedule: Unaffiliated issuers (cost $35,387,384,014)	$36,870,050,709
Fidelity Central Funds (cost $488,309,340)	488,312,985
Other affiliated issuers (cost $10,134,987,800)	10,909,932,639
Total Investment in Securities (cost $46,010,681,154)		$48,268,296,333
Cash		683,473
Receivable for investments sold
Regular delivery		166,963,242
Delayed delivery		12,782,832
Receivable for premium on written options		6,924,982
Receivable for TBA sale commitments		777,869,967
Receivable for fund shares sold		19,605,624
Dividends receivable		3,741,649
Interest receivable		63,649,228
Distributions receivable from Fidelity Central Funds		208,638
Receivable for daily variation margin on centrally cleared OTC swaps		453,849
Bi-lateral OTC swaps, at value		293,832
Other receivables		397,628
Total assets		49,321,871,277
Liabilities
Payable for investments purchased
Regular delivery	$225,380,174
Delayed delivery	1,486,783,440
TBA sale commitments, at value	782,330,585
Payable for fund shares redeemed	53,328,104
Distributions payable	868,365
Accrued management fee	943,955
Payable for daily variation margin on futures contracts	2,921,818
Written options, at value (premium receivable $6,924,982)	7,326,951
Other payables and accrued expenses	1,107,520
Collateral on securities loaned	419,800,100
Total liabilities		2,980,791,012
Net Assets		$46,341,080,265
Net Assets consist of:
Paid in capital		$44,322,256,752
Total accumulated earnings (loss)		2,018,823,513
Net Assets		$46,341,080,265
Net Asset Value, offering price and redemption price per share ($46,341,080,265 ÷ 4,163,045,614 shares)		$11.13

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2020
Investment Income
Dividends:
Unaffiliated issuers		$799,107,057
Affiliated issuers		174,528,908
Interest		414,650,319
Income from Fidelity Central Funds (including $112,566 from security lending)		2,700,275
Total income		1,390,986,559
Expenses
Management fee	$115,717,890
Accounting and security lending fees	762,473
Custodian fees and expenses	163,000
Independent trustees' fees and expenses	456,045
Registration fees	785,798
Audit	83,761
Legal	135,758
Miscellaneous	365,914
Total expenses before reductions	118,470,639
Expense reductions	(105,151,558)
Total expenses after reductions		13,319,081
Net investment income (loss)		1,377,667,478
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	186,204,489
Fidelity Central Funds	(7,426)
Other affiliated issuers	25,765,875
Futures contracts	(9,694,470)
Swaps	143,464
Written options	(397,667)
Capital gain distributions from underlying funds:
Unaffiliated issuers	147,292,064
Affiliated issuers	110,591,505
Total net realized gain (loss)		459,897,834
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	2,023,254,202
Fidelity Central Funds	(605)
Other affiliated issuers	657,285,210
Futures contracts	(6,277,753)
Swaps	1,485,053
Written options	(401,969)
Delayed delivery commitments	(5,303,114)
Total change in net unrealized appreciation (depreciation)		2,670,041,024
Net gain (loss)		3,129,938,858
Net increase (decrease) in net assets resulting from operations		$4,507,606,336

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2020	Year ended February 28, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,377,667,478	$1,179,353,603
Net realized gain (loss)	459,897,834	(443,383,172)
Change in net unrealized appreciation (depreciation)	2,670,041,024	395,454,319
Net increase (decrease) in net assets resulting from operations	4,507,606,336	1,131,424,750
Distributions to shareholders	(1,560,742,405)	(1,143,156,839)
Share transactions
Proceeds from sales of shares	10,531,970,234	9,961,531,357
Reinvestment of distributions	1,541,427,164	1,141,595,515
Cost of shares redeemed	(6,711,834,609)	(8,764,885,562)
Net increase (decrease) in net assets resulting from share transactions	5,361,562,789	2,338,241,310
Total increase (decrease) in net assets	8,308,426,720	2,326,509,221
Net Assets
Beginning of period	38,032,653,545	35,706,144,324
End of period	$46,341,080,265	$38,032,653,545
Other Information
Shares
Sold	980,939,776	965,172,695
Issued in reinvestment of distributions	142,378,833	110,799,972
Redeemed	(623,427,707)	(852,168,708)
Net increase (decrease)	499,890,902	223,803,959

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Core Income Fund

Years ended February 28,	2020 A	2019	2018	2017	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$10.38	$10.38	$10.50	$10.40	$10.78
Income from Investment Operations
Net investment income (loss)B	.354	.324	.270	.300	.316
Net realized and unrealized gain (loss)	.796	(.009)	(.106)	.174	(.366)
Total from investment operations	1.150	.315	.164	.474	(.050)
Distributions from net investment income	(.350)	(.309)	(.270)	(.297)	(.322)
Distributions from net realized gain	(.050)	(.006)	(.014)	(.077)	(.008)
Total distributions	(.400)	(.315)	(.284)	(.374)	(.330)
Net asset value, end of period	$11.13	$10.38	$10.38	$10.50	$10.40
Total ReturnC	11.25%	3.10%	1.54%	4.60%	(.45)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.28%	.30%	.31%	.31%	.31%
Expenses net of fee waivers, if any	.03%	.05%	.06%	.06%	.06%
Expenses net of all reductions	.03%	.05%	.06%	.06%	.06%
Net investment income (loss)	3.28%	3.15%	2.55%	2.84%	3.00%
Supplemental Data
Net assets, end of period (000 omitted)	$46,341,080	$38,032,654	$35,706,144	$30,150,207	$26,817,412
Portfolio turnover rateF	65%	78%	45%	52%	69%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Amounts do not include the activity of Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2020

1. Organization.

Strategic Advisers Core Income Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2020 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $397,628 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, swaps, market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and futures contracts.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,434,456,238
Gross unrealized depreciation	(185,609,233)
Net unrealized appreciation (depreciation)	$2,248,847,005
Tax Cost	$46,007,762,184

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$23,756,333
Capital loss carryforward	$(234,565,508)
Net unrealized appreciation (depreciation) on securities and other investments	$2,230,030,315

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Long-term	$(234,565,508)
Total capital loss carryforward	$(234,565,508)

The tax character of distributions paid was as follows:

	February 29, 2020	February 28, 2019
Ordinary Income	$1,560,742,405	$ 1,143,156,839

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$143,464	$620,581
Interest Rate Risk
Futures Contracts	(9,694,470)	(6,277,753)
Purchased Options	1,827,732	2,456,953
Written Options	(397,667)	(401,969)
Swaps	–	864,472
Total Interest Rate Risk	(8,264,405)	(3,358,297)
Totals	$(8,120,941)	$(2,737,716)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Core Income Fund	14,102,547,343	8,354,114,540

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .60% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .28% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) and PGIM, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. Effective July 1, 2019 accounting fees are not paid by the Fund and are instead paid by the investment adviser or an affiliate. For the period, the total fees paid for accounting and administration of securities lending were equivalent to less than .005%.

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Reallocation of Underlying Fund Investments. During the prior period, the investment adviser allocated investments of the Fund. This involved taxable redemptions of the Fund's interest in Fidelity Total Bond Fund in exchange for investments and cash, valued at $6,386,899,397, and non-taxable exchanges of those investments for shares of Fidelity SAI Total Bond fund. The Fund had a net realized loss of $(291,139,992) on the redemption of Fidelity Total Bond Fund shares.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $6,184.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Money Market Central Funds are managed by FMR. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Strategic Advisers Core Income Fund	$103,556

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2022. During the period, this waiver reduced the Fund's management fee by $105,124,976.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,125 for the period.

In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $20,315 and $142, respectively.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity SAI U.S. Treasury Bond Index Fund	42%
Fidelity Sustainability Bond Index Fund	25%
Fidelity SAI Total Bond Fund	44%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Core Income Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 14 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2018

Trustee

Mr. Hogan also serves as Trustee of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), and a Director of Strategic Advisers LLC (2018-present). Previously, Mr. Hogan served as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), President of FMR Co., Inc. (2009-2018), a Vice President of Fidelity's Equity and High Income funds (2009-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of Fidelity Management & Research Company (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of Fidelity Management & Research Company (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Trustees of the Museum of Fine Arts Boston and an Overseer of the Massachusetts Eye and Ear Infirmary.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and on the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), and Member of the Ron Burton Training Village Executive Board of Advisors (2018-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-present), a guest lecturer in the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), Managing Partner of Topridge Associates, LLC (consulting, 2005-present), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-present), and a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Christine Marcks (1955)

Year of Election or Appointment: 2019

Member of the Advisory Board

Ms. Marcks also serves as Member of the Advisory Board of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2019 to February 29, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2019	Ending Account Value February 29, 2020	Expenses Paid During Period-B September 1, 2019 to February 29, 2020
Actual	.03%	$1,000.00	$1,034.00	$.15
Hypothetical-C		$1,000.00	$1,024.71	$.15

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 14.85% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers LLC (Strategic Advisers) and the sub-advisory agreements with FIAM LLC and PGIM, Inc. (PGIM) (each a Sub-Adviser and collectively, the Sub-Advisers) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. Strategic Advisers and the Sub-Advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board. The Board, acting directly and through its committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts.

At its September 2019 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, the Board approved amendments to the fund's sub-advisory agreement with PGIM to add certain exceptions to the most favored nation provision, implement a new fee schedule, effective April 1, 2019, and make other non-material amendments to the agreement. The Board noted that the new fee schedule is expected to result in a decrease of less than 0.5 basis points in the total management fee rate of the fund. The Board noted that the other terms of the amended sub-advisory agreement are not materially different from those of the existing sub-advisory agreement with PGIM. The Board also noted that the amended sub-advisory agreement with PGIM would not result in changes to the nature, extent, and quality of the services that PGIM provides to the fund.

In reaching its determination to renew the fund's Advisory Contracts and approve the amendments to the sub-advisory agreement described above (Amendments), the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services provided by and the profits, if any, realized by Strategic Advisers from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve the Amendments, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the Amendments is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements and the approval of the Amendments do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve the Amendments was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the Investment Advisers, including the backgrounds of the fund's investment personnel and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's investment personnel compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in, among other things, (i) setting, implementing and monitoring the investment strategies for the funds; (ii) identifying and recommending sub-advisers for the funds; (iii) overseeing compliance with federal securities laws by each sub-adviser with respect to the portion of fund assets allocated to the sub-adviser; (iv) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (v) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about Strategic Advisers' sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

The Board also considered the nature, extent and quality of services provided by each Sub-Adviser. The Trustees noted that under the Sub-Advisory Agreements subject to oversight by Strategic Advisers, each Sub-Adviser is responsible for, among other things, identifying investments for the portion of fund assets allocated to the Sub-Adviser, if any, and executing portfolio transactions to implement its investment strategy. In addition, the Trustees noted that each Sub-Adviser is responsible for providing such reporting as may be requested from Strategic Advisers to fulfill its oversight responsibilities discussed above.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staffs, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of administrative and shareholder services performed by Strategic Advisers and its affiliates under the management contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

In connection with the renewal of the Advisory Contracts, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

The Board considered discussions that occur at Board meetings throughout the year with representatives of Strategic Advisers about fund investment performance and the performance of each Sub-Adviser as part of regularly scheduled fund reviews and other reports to the Board on fund performance, taking into account various factors including general market conditions. In its discussions with representatives of Strategic Advisers regarding fund performance, the Board gave particular attention to information indicating underperformance of certain funds for specific time periods and discussed with Strategic Advisers the reasons for any such underperformance.

The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2018, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Core Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one-year period and in the first quartile for the three- and five-year periods ended December 31, 2018. The Board also noted that the fund had out-performed 58%, 87%, and 80% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2018. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period and higher than its benchmark for the three- and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund, as discussed below. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2022 (effectively waiving its portion of the management fee) and considered that the fund's contractual maximum aggregate annual management fee rate may not exceed 0.60%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board. Beginning in 2015, the management fee information shown below is as of December 31. Prior to 2015, the management fee information shown below is as of February 28.

Strategic Advisers Core Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for the 12-month period ended December 31, 2018.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee rate as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the 12-month period ended December 31, 2018.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates and each Sub-Adviser, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and the expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationships with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

The Board also considered information regarding the profitability of the Sub-Advisers' respective relationships with the fund and the potential fall-out benefits, if any, that may accrue to the Sub-Advisers as a result of their respective relationships with the fund. The Board noted the difficulty in evaluating a Sub-Adviser's costs and the profitability of a Sub-Advisory Agreement to a Sub-Adviser because of, among other things, differences in the type and content of information provided by each Sub-Adviser due to differences in business models, cost accounting methods, and profitability calculation methodologies among the Sub-Advisers. Accordingly, the Board considered profitability information provided by the Sub-Advisers in light of the nature of the relationships between Strategic Advisers and the Sub-Advisers with respect to the negotiation of sub-advisory fees.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's Sub-Advisory Agreements provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2022.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed and the Amendments should be approved because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement and the approval of the Amendments do not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot not be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

SSC-ANN-0420
1.912891.109

Item 2.

Code of Ethics

As of the end of the period, February 29, 2020, Fidelity Rutland Square Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Heidi L. Steiger is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Steiger is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund and Strategic Advisers Small-Mid Cap Fund (the “Funds”):

Services Billed by PwC

February 29, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$49,800	$4,100	$4,000	$9,600
Strategic Advisers Emerging Markets Fund	$36,600	$2,300	$2,900	$5,500
Strategic Advisers Fidelity International Fund	$44,200	$3,800	$4,200	$9,000
Strategic Advisers Income Opportunities Fund	$29,000	$2,300	$2,900	$5,400
Strategic Advisers International Fund	$44,700	$3,900	$4,200	$9,100
Strategic Advisers Small-Mid Cap Fund	$47,000	$3,900	$4,000	$9,000

February 28, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$50,000	$3,900	$4,000	$7,700
Strategic Advisers Emerging Markets Fund	$27,000	$2,200	$3,600	$4,300
Strategic Advisers Fidelity International Fund	$47,000	$3,700	$4,200	$7,300
Strategic Advisers Income Opportunities Fund	$27,000	$2,200	$3,000	$4,300
Strategic Advisers International Fund	$47,000	$3,800	$4,200	$7,300
Strategic Advisers Small-Mid Cap Fund	$47,000	$3,700	$4,000	$7,300

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Strategic Advisers, LLC (“Strategic Advisers”) and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	February 29, 2020A	February 28, 2019A
Audit-Related Fees	$7,927,700	$7,930,000
Tax Fees	$28,000	$15,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	February 29, 2020A	February 28, 2019A
PwC	$12,683,500	$11,200,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and Strategic Advisers’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	April 21, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	April 21, 2020